UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

The AB Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2015

Date of reporting period: February 28, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

FEB    02.28.15

SEMI-ANNUAL REPORT

AB POOLING PORTFOLIOS

+	U.S. VALUE
+	U.S. LARGE CAP GROWTH
+	INTERNATIONAL VALUE
+	INTERNATIONAL GROWTH
+	SHORT DURATION BOND
+	GLOBAL CORE BOND
+	BOND INFLATION PROTECTION
+	HIGH-YIELD
+	SMALL-MID CAP VALUE
+	SMALL-MID CAP GROWTH
+	MULTI-ASSET REAL RETURN
+	VOLATILITY MANAGEMENT

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

April 20, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for the AB Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the semi-annual reporting period ended February 28, 2015. Effective January 20, 2015, the Registrant’s name changed from “AllianceBernstein Pooling Portfolios” to “AB Pooling Portfolios”, and the reference to “AllianceBernstein” in each Portfolio’s name changed to “AB”.

The tables on pages 19-21 show each Portfolio’s performance for the six- and 12-month periods ended February 28, 2015, compared to their respective benchmarks. Additional performance can be found on pages 22-25.

Market Review

Global equities rose during the six-month period ended February 28, 2015, driven by gains in U.S. equities. The divergence of economic policies across different regions remained a key theme as the U.S. economy continued to improve, signaling to investors that an increase in U.S. interest rates wasn’t far off, while other regions ramped up stimulus measures in order to revive struggling economies. A continued decline in oil prices and the strength of the U.S. dollar versus other currencies, particularly the euro, also had an impact on the market. In the U.S., growth stocks handily outpaced value during the period. The energy sector was by far the biggest laggard, and the only sector in negative territory, owing to the decline in oil prices. Consumer discretionary stocks performed the best, due largely to expectations that declining oil prices will fuel consumer spending.

The fixed-income market began the period on a rough note as markets fell broadly and spreads across the capital markets widened. Between October and December, a sharp decline in oil prices put pressure on credit and emerging markets. Corporate bond spreads widened in the U.S. but narrowed slightly in Europe. Most credit sectors underperformed developed-market government debt. Fixed-income markets did fairly well in January in absolute terms, but as spreads generally widened, most sectors ended the month behind their duration-matched treasuries. In February, however, risk assets generally outperformed, led by high yield and emerging markets.

Real assets, such as commodity stocks, commodity futures and real estate stocks, declined sharply during the six-month period, hurt by the selloff in crude markets. Disappointing growth in the European Union and emerging markets further exacerbated losses, as did news from the Organization of Petroleum Exporting Countries (“OPEC”) stating they would no longer be willing to balance the market and prices would be the balancing mechanism going forward. During the second half of 2014, inflation expectations dropped sharply in sympathy with easing price pressures from lower commodity prices.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio

AB POOLING PORTFOLIOS •	1

uses the fundamental value approach of the Adviser. This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the

Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended February 28, 2015.

During the six-month period, security selection and sector selection were both negative. Security selection in the capital equipment, consumer growth and industrial resources sectors had a negative impact on returns, as did an overweight in energy and underweights in consumer staples and consumer growth. In contrast, security selection and an overweight in consumer cyclicals helped returns. During the 12-month period, sector selection was the main source of underperformance, due to a negative overweight in the energy sector and underweight in consumer growth. Security selection however, was positive, which helped to offset some of these losses. Security selection was strong in the consumer cyclicals, services and energy sectors.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The

2	• AB POOLING PORTFOLIOS

Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended February 28, 2015.

During both periods, security selection was responsible for most of the premium, though sector allocation also contributed. During the six-month period, stock selection in consumer-driven sectors boosted relative performance. Stock selection in the industrials and energy sectors offset some of the gains. During the 12-month period, stock selection in health care and consumer-driven sectors boosted relative performance. Stock selection in the industrials and technology sectors offset some of the gains.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

AB POOLING PORTFOLIOS •	3

The Portfolio invests in companies that the Adviser determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multi-national companies and “semi-governmental securities”, and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-U.S, for the six- and 12-month periods ended February 28, 2015.

During both periods, security selection was positive, with strength in the transportation, consumer cyclicals and technology sectors. During the six-month period, sector selection also added to returns, due to positive overweights in the capital equipment, transportation and technology sectors. Security selection in the medical and utilities sectors, as well as an underweight in consumer staples, detracted. During the 12-month period, sector selection was neutral, as positive overweights in transportation and capital equipment were offset by negative underweights in the consumer staples and energy sectors. Implicit currency selection was negative.

4	• AB POOLING PORTFOLIOS

The Portfolio utilized derivatives including futures for investment purposes, which detracted from performance during the six-month period and added during the 12-month period; and currency forwards for hedging and investment purposes, which added to returns during both periods.

International Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”. These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital and robust free cash flow.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

AB POOLING PORTFOLIOS •	5

Investment Results

The Portfolio outperformed its benchmark, the MSCI ACWI ex-U.S., for the six- and 12-month periods ended February 28, 2015.

During the both periods, sector allocation and currency positioning combined to drive the premium. Security selection was negative. During the six-month period, underweight exposure to the energy sector and stock selection in materials boosted relative performance; during the 12-month period, underweight exposure to the energy sector and stock selection in financials contributed. Stock selection in consumer discretionary and industrials offset some of the gains during both periods.

The Portfolio utilized derivatives in the form of currency forwards for hedging and investment purposes, which added to returns during the six-month period, and detracted during the 12-month period.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-indexed securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may also invest up to 20% of its total assets in debt securities denominated in cur-

rencies other than the U.S. dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio may invest in investment grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s Investor Service (“Moody’s”), or A or BBB (including BBB+ and BBB-) by Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings (“Fitch”). The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio performed in-line with its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year U.S. Treasury Index, for the six-month period ended February 28, 2015, and outperformed for the 12-month period.

Exposure to asset-backed securities, collateralized mortgage obligations,

6	• AB POOLING PORTFOLIOS

investment-grade corporates and commercial mortgage-backed securities (“CMBS”) all contributed positively for both periods; a slight overweight to inflation-linked securities detracted from performance. The Portfolio’s non-U.S. holdings did not have a material impact on performance. Yield curve positioning was positive for both periods, led by overweights in the five- and 20-year portions of the curve.

During both periods, the Portfolio utilized derivative instruments including Treasury futures and interest rate swaps in order to manage duration and yield curve positioning. Currency forwards were also utilized during both periods to hedge out non-dollar currency exposure. Cross currency swaps for hedging purposes had an immaterial impact during both periods.

Global Core Bond Portfolio

Investment Objective and Policies

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Fixed-income securities include, among other things, bonds. Under normal market conditions, the Portfolio invests at least 40% of its assets in fixed-income securities of non-U.S. issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. To reduce volatility, the Adviser may hedge a significant portion of the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge its currency exposure, the Portfolio intends to use currency-related derivatives, including forward currency exchange contracts and futures. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may also invest in other derivatives, including, without limitation, credit default swaps and interest rate swaps. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

The Portfolio outperformed its benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged), for the six- and 12-month periods ended February 28, 2015.

Security selection contributed to performance for both periods, led by security selection within investment-grade corporates. Underweights to the Australian dollar, Japanese yen and euro contributed to performance for both periods; overweights to inflation-linked securities detracted. Yield curve positioning detracted from performance, mainly from an underweight to the 20-year portion of the yield curve. An overweight to the UK, as well as

AB POOLING PORTFOLIOS •	7

an underweight to Japan, contributed to performance for both periods.

During both periods, the Portfolio utilized derivative instruments including Treasury futures to manage duration and yield curve positioning; currency forwards for hedging and investment purposes added to returns.

Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio pursues its objective by investing principally in Treasury Inflation Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as Consumer Price Index (“CPI”) swaps and total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment grade (“junk bonds”).

The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities, such as options, futures, forwards or swap agreements.

The Portfolio intends to use leverage for investment purposes. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration.

Investment Results

The Portfolio outperformed its benchmark, the Barclays 1-10 Year TIPS Index, for the six- and 12-month periods ended February 28, 2015.

During the six-month period, returns were negative due to relatively stable long-maturity TIPS and rising yields in short maturity TIPS; sector allocation detracted from returns while currency allocation contributed. During the 12-month period, longer-maturity TIPS yields fell and shorter-maturity TIPS yields rose slightly, with longer-maturity TIPS outperforming shorter-maturity TIPS. Sector and currency allocations both contributed to relative returns, specifically exposure to non-Treasury sectors including investment-grade corporates, CMBS and asset-backed securities. Within currency allocation, the Portfolio’s long U.S. dollar position against its short euro, yen and Australian dollar positions contributed to returns for both periods. A significant drop in oil prices dampened inflation expectations, more so for the six-month period.

8	• AB POOLING PORTFOLIOS

The Portfolio utilized derivatives including interest rate swaps and Treasury futures during both periods to manage duration and yield curve positioning. Overall duration and yield curve positioning had a modest contribution to returns for the six- and 12-month periods. Credit default swaps and inflation swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods. Currency forwards were utilized to establish currency positioning. The Portfolio also utilized leverage through reverse repurchase agreements.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio invests, under normal circumstances, at least 80% of its net assets in high-yield debt securities. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as “junk bonds”. These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio outperformed its benchmark, the Barclays U.S. High Yield 2% Issuer Capped Index, for the six- and 12-month periods ended February 28, 2015.

For both periods, an underweight to the energy sector was a primary driver of outperformance; an overweight to financials also contributed. Basic materials were a detractor from performance, primarily due to the metals and mining sector.

During both periods, the Portfolio utilized derivatives including currency forwards, written options and swaptions, and credit default swaps for hedging and investment purposes, and total return swaps for investment purposes, which added to returns. Treasury futures for hedging and investment purposes detracted from returns during both periods, and purchased options for hedging and investment purposes added to returns during the six-month period and detracted during the 12-month period. Interest rate swaps were utilized to manage overall interest rate risk during both periods.

AB POOLING PORTFOLIOS •	9

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended February 28, 2015.

For the six-month period, security selection was the main source of outperformance, particularly in the consumer cyclicals sector. Industrial resources, utilities and capital equipment holdings also contributed. Stock selection in the energy sector detracted from performance. Sector selection was a modest detractor, with the benefit of an underweight in energy being offset by the negative effect of underweights in the consumer growth and financial sectors. For the 12-month period, security selection again drove the outperformance, particularly in the consumer cyclicals, technology, transportation and consumer growth sectors. Despite the positive effect of an underweight position in energy and an overweight in consumer cyclicals, sector selection detracted from relative returns. Security selection in energy also detracted from relative performance.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity

10	• AB POOLING PORTFOLIOS

securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization U.S. companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest up to 20% of its total assets in rights and warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended February 28, 2015.

Underperformance was primarily driven by stock selection, which was negative across most sectors, particularly in the consumer/commercial services and industrials sectors for the six-month period. For the 12-month period, stock selection in the consumer/commercial services and technology sectors were the largest headwinds. Sector allocations, which result from the Portfolio’s “bottom-up” stock selection process, remained similar to the benchmark. As of February 28, 2015, the financials and industrials sectors remained the largest underweights, with technology, health care and commercial services each modestly overweight. All sector

AB POOLING PORTFOLIOS •	11

and subsector allocations reflect the Portfolio’s “bottom-up” stock selection process.

The Portfolio did not utilize derivatives during the six- or 12-month periods.

Multi-Asset Real Return Portfolio

Investment Objective and Policies

The Portfolio seeks to maximize real return. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infra-structure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate), and currencies. The Portfolio expects its investments in fixed-income securities to have a broad range of any maturity and quality level.

The Portfolio may invest in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Portfolio intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies.

The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Portfolio will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Subsidiary, unlike the Portfolio, may invest, without limitation, in commodities and commodities-related instruments. The Portfolio will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Portfolio limits its investment in the Subsidiary to no more than 25% of its net assets.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

12	• AB POOLING PORTFOLIOS

Investment Results

The Portfolio outperformed its benchmark, the MSCI AC World Commodity Producers Index, during the six- and 12-month periods ended February 28, 2015.

The Portfolio’s negative absolute performance was due to the collapse in crude prices and inflation expectations, and rise in risk aversion toward the end of 2014. High volatility real assets tend to drop when risk aversion rises, and underperform diversified equities when inflation expectations fall. The outperformance versus the benchmark during both periods was driven largely by strategic exposure to global real estate that notably outperformed. During the six-month period, a strategic allocation to commodity futures also helped marginally. Further, overlay positions such as a position in the 10-year CPI swap (where the Portfolio benefits when CPI inflation rises), and a position in far-dated West Texas Intermediate crude futures, which had negative absolute returns yet still outperformed the benchmark, helped relative performance of the Portfolio. During the 12-month period, strategic exposure to commodity futures detracted from performance, as they underperformed the benchmark. Security selection in commodity stocks and real estate stocks contributed to performance, while commodity alpha detracted.

The Portfolio utilized derivatives in the form of futures, total return swaps, interest rate swaps and inflation swaps for hedging and investment purposes, and purchased options for hedging purposes, which detracted from returns during both periods; currency forwards were utilized for hedging and investment purposes, which added to returns for both periods.

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended style investor (an “investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing Fund and not necessarily the goal of achieving the Portfolio’s investment objective.

The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, real estate investment trusts (“REITs”) and other real estate-related securities, currencies, and inflation-indexed securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially-linked investments.

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives or ETFs rather than investing directly in equity securities. The Portfolio may use

AB POOLING PORTFOLIOS •	13

index futures or ETFs, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose investments, in each case, based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies and/or ETFs. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions and/or ETFs. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the investing Fund’s overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

The Portfolio outperformed its benchmark, the MSCI ACWI, for the six- and 12-month periods ended February 28, 2015.

The Portfolio’s long-term objective is to reduce overall fund volatility and the effects of adverse equity market conditions by reducing equity exposure during periods of high equity market volatility, or when the compensation for equity risk is poor. At such times, the Portfolio will move to underweight stocks relative to the benchmark and will seek to diversify across asset classes which are not represented in the benchmark, including fixed-income securities and real estate.

During the six-month period, the Portfolio was fully allocated to growth-sensitive assets and held no fixed-income assets. Outperformance was mostly driven by a decision to remain fully allocated to equities over the period, which was marked by strong returns to stocks. Within equities, diversification into real estate securities was a contributor; choosing not to own fixed-income assets was also a contributor. During the 12-month period, the Portfolio was fully allocated to equities over the entire period with a relative tilt towards U.S. stocks and real estate securities. Both produced strong positive returns over the period and contributed to performance; choosing not to own fixed-income assets was also a contributor. During both periods, the Portfolio met the objective of reducing overall portfolio volatility.

The Portfolio utilized derivatives including currency forwards, futures and total return swaps for hedging and investment purposes, which added to returns during both periods.

14	• AB POOLING PORTFOLIOS

DISCLOSURES AND RISKS

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000® Value Index represents the performance of 1,000 large-cap value companies within the U.S. The unmanaged Russell 1000® Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The unmanaged MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The unmanaged BofA ML® 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. The unmanaged Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed-income markets. The unmanaged Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. The unmanaged Barclays U.S. High Yield 2% Issuer Capped Index is the 2% issuer capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The unmanaged Russell 2500™ Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S. The unmanaged Russell 2500™ Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the U.S. The unmanaged MSCI AC World Commodity Producers Index (free float-adjusted, market capitalization weighted) is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The unmanaged MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

Market Risk: The value of the Portfolios’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolios’ value approach, may be underperforming the market generally.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	15

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Management Risk: The Portfolios are subject to management risk because they are actively-managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

U.S. Large Cap Growth Portfolio

Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce their returns.

International Value Portfolio, International Growth Portfolio, Global Core Bond Portfolio, Volatility Management Portfolio

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

16	• AB POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Volatility Management Portfolio

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of the Portfolios’ distributions.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio

Leverage Risk: To the extent the Portfolios use leveraging techniques, their NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolios’ investments.

Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

High-Yield Portfolio

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Commodity Risk: Investments in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	17

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Multi-Asset Real Return Portfolio

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Pooling Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.abglobal.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

18	• AB POOLING PORTFOLIOS

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 28, 2015 (unaudited)

	Returns
U.S. VALUE PORTFOLIO	6 Months	12 Months
AB U.S. Value Portfolio*	2.18%	13.05%

Russell 1000 Value Index	3.48%	13.49%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2015 by 0.05% and 0.07%, respectively.

	Returns
U.S. LARGE CAP GROWTH PORTFOLIO	6 Months	12 Months
AB U.S. Large Cap Growth Portfolio	12.37%	19.93%

Russell 1000 Growth Index	8.46%	16.24%

	Returns
INTERNATIONAL VALUE PORTFOLIO	6 Months	12 Months
AB International Value Portfolio	-0.69%	1.76%

MSCI ACWI ex-U.S.	-3.78%	0.87%

	Returns
INTERNATIONAL GROWTH PORTFOLIO	6 Months	12 Months
AB International Growth Portfolio	-3.69%	2.45%

MSCI ACWI ex-U.S.	-3.78%	0.87%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 15-18.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	19

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 28, 2015 (unaudited)

	Returns
SHORT DURATION BOND PORTFOLIO	6 Months	12 Months
AB Short Duration Bond Portfolio	0.41%	0.93%

BofA ML 1-3 Year U.S. Treasury Index	0.41%	0.66%

	Returns
GLOBAL CORE BOND PORTFOLIO	6 Months	12 Months
AB Global Core Bond Portfolio	3.21%	6.96%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	3.19%	6.88%

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months
AB Bond Inflation Protection Portfolio	-1.12%	1.76%

Barclays 1-10 Year TIPS Index	-1.21%	0.81%

	Returns
HIGH-YIELD PORTFOLIO	6 Months	12 Months
AB High-Yield Portfolio*	-0.05%	3.66%

Barclays U.S. High Yield 2% Issuer Capped Index	-0.08%	2.81%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2015 by 0.03%.

See Disclosures, Risks and Note about Historical Performance on pages 15-18.

(Historical Performance continued on next page)

20	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 28, 2015 (unaudited)

	Returns
SMALL-MID CAP VALUE PORTFOLIO	6 Months	12 Months
AB Small-Mid Cap Value Portfolio	3.19%	11.02%

Russell 2500 Value Index	1.87%	6.95%

	Returns
SMALL-MID CAP GROWTH PORTFOLIO	6 Months	12 Months
AB Small-Mid Cap Growth Portfolio*	6.69%	3.25%

Russell 2500 Growth Index	8.64%	9.62%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended February 28, 2015 by 0.00% and 0.05%, respectively.

	Returns
MULTI-ASSET REAL RETURN PORTFOLIO	6 Months	12 Months
AB Multi-Asset Real Return Portfolio	-15.36%	-11.39%

MSCI AC World Commodity Producers Index	-19.75%	-12.41%

	Returns
VOLATILITY MANAGEMENT PORTFOLIO	6 Months	12 Months
AB Volatility Management Portfolio	3.63%	10.69%

MSCI ACWI	0.96%	7.55%

See Disclosures, Risks and Note about Historical Performance on pages 15-18.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2015 (unaudited)
NAV/SEC Returns*

AB U.S. Value Portfolio
1 Year	13.05%
5 Years	14.59%
Since Inception†	6.44%

AB U.S. Large Cap Growth Portfolio
1 Year	19.93%
5 Years	17.07%
Since Inception†	9.28%

AB International Value Portfolio
1 Year	1.76%
5 Years	5.12%
Since Inception†	3.67%

AB International Growth Portfolio
1 Year	2.45%
5 Years	3.49%
Since Inception†	2.31%

AB Short Duration Bond Portfolio
1 Year	0.93%
5 Years	1.58%
Since Inception†	2.37%

AB Global Core Bond Portfolio
1 Year	6.96%
5 Years	5.68%
Since Inception†	5.72%

AB Bond Inflation Protection Portfolio
1 Year	1.76%
5 Years	4.20%
Since Inception†	4.59%

AB High-Yield Portfolio
1 Year	3.66%
5 Years	10.11%
Since Inception†	8.94%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 15-18.

(Historical Performance continued on next page)

22	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2015 (unaudited)
NAV/SEC Returns*

AB Small-Mid Cap Value Portfolio
1 Year	11.02%
5 Years	16.24%
Since Inception†	10.38%

AB Small-Mid Cap Growth Portfolio
1 Year	3.25%
5 Years	21.23%
Since Inception†	13.37%

AB Multi-Asset Real Return Portfolio
1 Year	-11.39%
5 Years	2.61%
Since Inception†	2.54%

AB Volatility Management Portfolio
1 Year	10.69%
Since Inception‡	9.74%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

‡	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 15-18.

(Historical Performance continued on next page)

AB POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns*

AB U.S. Value Portfolio
1 Year	9.07%
5 Years	12.81%
Since Inception†	6.25%

AB U.S. Large Cap Growth Portfolio
1 Year	23.17%
5 Years	15.72%
Since Inception†	9.19%

AB International Value Portfolio
1 Year	0.52%
5 Years	3.15%
Since Inception†	3.44%

AB International Growth Portfolio
1 Year	-0.47%
5 Years	1.92%
Since Inception†	2.18%

AB Short Duration Bond Portfolio
1 Year	1.21%
5 Years	1.61%
Since Inception†	2.38%

AB Global Core Bond Portfolio
1 Year	7.42%
5 Years	5.71%
Since Inception†	5.72%

AB Bond Inflation Protection Portfolio
1 Year	1.86%
5 Years	4.13%
Since Inception†	4.50%

AB High-Yield Portfolio
1 Year	2.86%
5 Years	9.19%
Since Inception†	8.82%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

See Disclosures, Risks and Note about Historical Performance on pages 15-18.

(Historical Performance continued on next page)

24	• AB POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns*

AB Small-Mid Cap Value Portfolio
1 Year	10.64%
5 Years	14.58%
Since Inception†	10.44%

AB Small-Mid Cap Growth Portfolio
1 Year	9.00%
5 Years	19.53%
Since Inception†	13.30%

AB Multi-Asset Real Return Portfolio
1 Year	-16.13%
5 Years	0.35%
Since Inception†	2.01%

AB Volatility Management Portfolio
1 Year	10.13%
Since Inception‡	9.57%

*	These Portfolios are offered at NAV, and their SEC returns are the same as their NAV returns.

†	Inception date: 5/20/2005.

‡	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 15-18.

AB POOLING PORTFOLIOS •	25

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value
Actual	$1,000	$1,021.80	$0.20	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
U.S. Large Cap Growth
Actual	$1,000	$1,123.70	$0.21	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
International Value
Actual	$1,000	$993.10	$0.40	0.08%
Hypothetical**	$1,000	$1,024.40	$0.40	0.08%
International Growth
Actual	$1,000	$963.10	$0.39	0.08%
Hypothetical**	$1,000	$1,024.40	$0.40	0.08%
Short Duration Bond
Actual	$1,000	$1,004.10	$0.15	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%

26	• AB POOLING PORTFOLIOS

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Global Core Bond
Actual	$1,000	$1,032.10	$0.20	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
Bond Inflation Protection
Actual	$1,000	$988.80	$0.54	0.11%
Hypothetical**	$1,000	$1,024.25	$0.55	0.11%
High-Yield
Actual	$1,000	$999.50	$0.59	0.12%
Hypothetical**	$1,000	$1,024.20	$0.60	0.12%
Small-Mid Cap Value
Actual	$1,000	$1,031.90	$0.30	0.06%
Hypothetical**	$1,000	$1,024.50	$0.30	0.06%
Small-Mid Cap Growth
Actual	$1,000	$1,066.90	$0.36	0.07%
Hypothetical**	$1,000	$1,024.45	$0.35	0.07%
Multi-Asset Real Return***
Actual	$1,000	$846.40	$0.27	0.06%
Hypothetical**	$1,000	$1,024.50	$0.30	0.06%
Volatility Management
Actual	$1,000	$1,036.30	$0.25	0.05%
Hypothetical**	$1,000	$1,024.55	$0.25	0.05%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Consolidated (see Note A).

AB POOLING PORTFOLIOS •	27

Expense Example

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $509.4

*	All data are as of February 28, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

28	• AB POOLING PORTFOLIOS

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $515.7

*	All data are as of February 28, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	29

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $438.9

*	All data are as of February 28, 2015. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.0% or less in the following countries: Belgium, Brazil, Denmark, Finland, Hong Kong, Indonesia, Israel, Norway, Portugal, Russia, South Africa and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

30	• AB POOLING PORTFOLIOS

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $431.2

*	All data are as of February 28, 2015. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following countries: Cyprus, Indonesia, Netherlands, Philippines, Russia, Spain, Sweden, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	31

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $935.5

*	All data are as of February 28, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

32	• AB POOLING PORTFOLIOS

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $989.0

*	All data are as of February 28, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following types: Asset-Backed Securities, Local Governments-Municipal Bonds, and Supranationals.

AB POOLING PORTFOLIOS •	33

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $989.0

*	All data are as of February 28, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries or regions: Belgium, Chile, China, Colombia, Denmark, India, Indonesia, Malaysia, Morocco, New Zealand, Norway, Peru, Qatar, Singapore, South Africa, Supranational, Sweden, Switzerland and United Arab Emirates.

34	• AB POOLING PORTFOLIOS

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $750.5

Total Investments ($mil): $1,051.3

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	104.8%
Non-U.S.	—
Non-Inflation Exposure	(4.8)%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grade	13.8%
Asset-Backed Securities	9.9%
Commercial Mortgage – Backed Securities	8.9%
Collateralized Mortgage Obligations	1.4%
Quasi-Sovereigns	0.9%
Governments – Sovereign Agencies	0.4%
Emerging Markets – Corporate Bonds	0.2%
Common Stocks	0.2%
Preferred Stocks	0.1%
Corporates – Non-Investment Grade	(0.5)%

*	All data are as of February 28, 2015. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

AB POOLING PORTFOLIOS •	35

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $750.5

Total Investments ($mil): $1,051.3

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES*

Inflation-Linked Securities	69.2%
Corporates – Investment Grade	11.6%
Asset-Backed Securities	7.1%
Commercial Mortgage-Backed Securities	6.3%
Corporates – Non-Investment Grade	1.9%
Collateralized Mortgage Obligations	1.0%
Quasi-Sovereigns	0.7%
Governments – Treasuries	0.3%
Governments – Sovereign Agencies	0.2%
Emerging Markets – Corporate Bonds	0.1%
Common Stocks	0.1%
Preferred Stocks	0.1%
Short-Term	1.4%

*	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

36	• AB POOLING PORTFOLIOS

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $351.6

*	All data are as of February 28, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.1% or less in the following security types: Options Purchased – Call, Options Purchased – Put and Warrants.

AB POOLING PORTFOLIOS •	37

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $314.6

*	All data are as of February 28, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

38	• AB POOLING PORTFOLIOS

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $319.3

*	All data are as of February 28, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB POOLING PORTFOLIOS •	39

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $906.2

*	All data are as of February 28, 2015. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

40	• AB POOLING PORTFOLIOS

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

*	All data are as of February 28, 2015. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Argentina, Austria, Belgium, Denmark, Finland, Greece, India, Indonesia, Ireland, Israel, Jersey (Channel Islands), Malaysia, Mexico, New Zealand, Norway, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey and United Arab Emirates.

AB POOLING PORTFOLIOS •	41

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,460.5

TEN LARGEST HOLDINGS†

February 28, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
iShares Core MSCI Emerging Markets ETF	$115,838,940	7.9%
Apple, Inc.	25,586,277	1.8
Exxon Mobil Corp.	12,714,610	0.9
Microsoft Corp.	12,167,060	0.8
Google, Inc.	10,727,137	0.7
Johnson & Johnson	9,738,450	0.7
Berkshire Hathaway, Inc. — Class B	9,050,974	0.6
General Electric Co.	8,782,021	0.6
Wells Fargo & Co.	8,763,660	0.6
Procter & Gamble Co. (The)	7,763,856	0.5
	$221,132,985	15.1%

*	All data are as of February 28, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Long-term investments.

42	• AB POOLING PORTFOLIOS

Portfolio Summary and Ten Largest Holdings

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Financials – 24.5%
Banks – 8.8%
Bank of America Corp.	822,800	$13,008,468
Citigroup, Inc.	113,574	5,953,549
Comerica, Inc.	70,970	3,249,007
Fifth Third Bancorp	55,790	1,080,094
JPMorgan Chase & Co.	54,214	3,322,234
KeyCorp	42,990	598,851
PNC Financial Services Group, Inc. (The)	25,946	2,385,994
Wells Fargo & Co.	277,700	15,215,183

		44,813,380

Capital Markets – 2.0%
Bank of New York Mellon Corp. (The)	59,200	2,317,088
Goldman Sachs Group, Inc. (The)	16,025	3,041,385
Morgan Stanley	75,873	2,715,494
State Street Corp.	26,720	1,989,304

		10,063,271

Consumer Finance – 3.9%
Capital One Financial Corp.	125,100	9,846,621
Discover Financial Services	100,050	6,101,049
SLM Corp.	410,900	3,891,223

		19,838,893

Diversified Financial Services – 1.1%
Berkshire Hathaway, Inc. – Class B(a)	39,080	5,760,783

Insurance – 8.7%
ACE Ltd.	16,404	1,870,220
Allstate Corp. (The)	131,800	9,305,080
American Financial Group, Inc./OH	84,140	5,300,820
American International Group, Inc.	137,788	7,623,810
Aon PLC	56,445	5,664,820
Chubb Corp. (The)	11,651	1,170,343
Hanover Insurance Group, Inc. (The)	37,403	2,627,187
PartnerRe Ltd.	33,689	3,857,391
Progressive Corp. (The)	30,700	818,155
Travelers Cos., Inc. (The)	35,680	3,833,459
Unum Group	16,670	559,445
XL Group PLC	51,050	1,848,010

		44,478,740

		124,955,067

Information Technology – 13.8%
Communications Equipment – 2.9%
Brocade Communications Systems, Inc.	336,942	4,174,712
Cisco Systems, Inc.	249,322	7,357,492

AB POOLING PORTFOLIOS •	43

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Harris Corp.	40,784	$3,168,101

		14,700,305

Electronic Equipment, Instruments & Components – 0.6%
Arrow Electronics, Inc.(a)	26,600	1,648,136
Keysight Technologies, Inc.(a)	43,655	1,638,809

		3,286,945

IT Services – 1.7%
Booz Allen Hamilton Holding Corp.	54,590	1,624,598
Xerox Corp.	498,909	6,810,108

		8,434,706

Semiconductors & Semiconductor Equipment – 2.6%
Applied Materials, Inc.	170,886	4,280,694
Intel Corp.	266,600	8,864,450

		13,145,144

Software – 4.0%
Electronic Arts, Inc.(a)	94,258	5,389,672
Microsoft Corp.	259,489	11,378,593
Oracle Corp.	85,212	3,733,990

		20,502,255

Technology Hardware, Storage & Peripherals – 2.0%
Hewlett-Packard Co.	287,290	10,009,183

		70,078,538

Health Care – 13.3%
Biotechnology – 1.0%
Gilead Sciences, Inc.(a)	47,773	4,945,939

Health Care Providers & Services – 5.4%
Aetna, Inc.	77,108	7,676,101
Anthem, Inc.	74,200	10,866,590
Express Scripts Holding Co.(a)	39,800	3,374,642
UnitedHealth Group, Inc.	50,500	5,738,315

		27,655,648

Pharmaceuticals – 6.9%
Johnson & Johnson	135,400	13,879,854
Merck & Co., Inc.	92,959	5,441,820
Pfizer, Inc.	462,000	15,855,840

		35,177,514

		67,779,101

Consumer Discretionary – 11.9%
Auto Components – 1.3%
Lear Corp.	36,202	3,943,122

44	• AB POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Magna International, Inc. (New York) – Class A	23,320	$2,540,947

		6,484,069

Automobiles – 1.8%
Ford Motor Co.	570,300	9,318,702

Media – 2.9%
Liberty Global PLC – Series C(a)	104,600	5,456,982
Thomson Reuters Corp.	17,294	679,136
Time Warner, Inc.	106,391	8,709,167

		14,845,285

Multiline Retail – 2.9%
Dillard’s, Inc. – Class A	22,000	2,863,520
Dollar General Corp.(a)	79,772	5,793,043
Kohl’s Corp.	81,013	5,978,759

		14,635,322

Specialty Retail – 3.0%
Foot Locker, Inc.	102,840	5,776,523
GameStop Corp. – Class A(b)	128,800	4,761,736
L Brands, Inc.	7,607	698,779
Office Depot, Inc.(a)	394,765	3,698,948
Staples, Inc.	31,410	526,588

		15,462,574

		60,745,952

Energy – 11.6%
Energy Equipment & Services – 0.2%
National Oilwell Varco, Inc.	19,786	1,075,369

Oil, Gas & Consumable Fuels – 11.4%
Chevron Corp.	50,750	5,414,010
Exxon Mobil Corp.	203,000	17,973,620
Hess Corp.	117,011	8,785,186
Marathon Oil Corp.	36,000	1,002,960
Marathon Petroleum Corp.	42,078	4,418,190
Murphy Oil Corp.	87,901	4,473,282
Occidental Petroleum Corp.	105,010	8,178,179
Valero Energy Corp.	127,600	7,871,644

		58,117,071

		59,192,440

Utilities – 6.8%
Electric Utilities – 3.7%
American Electric Power Co., Inc.	70,800	4,076,664
Edison International	136,780	8,788,115
FirstEnergy Corp.	20,437	714,886
Great Plains Energy, Inc.	93,352	2,484,097
Westar Energy, Inc.	75,700	2,940,945

		19,004,707

AB POOLING PORTFOLIOS •	45

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – 1.6%
Atmos Energy Corp.	53,000	$2,811,120
UGI Corp.	152,505	5,183,645

		7,994,765

Independent Power Producers & Energy Traders – 1.1%
Calpine Corp.(a)	264,205	5,601,146

Multi-Utilities – 0.4%
DTE Energy Co.	8,599	705,376
Public Service Enterprise Group, Inc.	26,100	1,097,766

		1,803,142

		34,403,760

Industrials – 6.6%
Aerospace & Defense – 1.4%
General Dynamics Corp.	16,000	2,220,480
L-3 Communications Holdings, Inc.	36,463	4,719,406

		6,939,886

Air Freight & Logistics – 0.4%
FedEx Corp.	10,981	1,943,417

Airlines – 2.6%
Delta Air Lines, Inc.	210,898	9,389,179
JetBlue Airways Corp.(a)(b)	227,547	3,911,533

		13,300,712

Industrial Conglomerates – 1.4%
General Electric Co.	273,500	7,108,265

Machinery – 0.8%
ITT Corp.	102,622	4,214,686

		33,506,966

Consumer Staples – 5.1%
Beverages – 0.1%
Molson Coors Brewing Co. – Class B	7,100	538,819

Food & Staples Retailing – 1.7%
CVS Health Corp.	49,309	5,121,726
Kroger Co. (The)	53,046	3,774,223

		8,895,949

Food Products – 1.1%
Archer-Daniels-Midland Co.	30,600	1,465,128
Ingredion, Inc.	48,535	3,990,062

		5,455,190

Household Products – 1.4%
Energizer Holdings, Inc.	22,148	2,964,067
Procter & Gamble Co. (The)	46,918	3,994,129

		6,958,196

46	• AB POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 0.8%
Altria Group, Inc.	73,571	$4,141,312

		25,989,466

Telecommunication Services – 3.1%
Diversified Telecommunication Services – 2.2%
AT&T, Inc.	287,670	9,941,875
CenturyLink, Inc.	27,700	1,048,722

		10,990,597

Wireless Telecommunication Services – 0.9%
Vodafone Group PLC (Sponsored ADR)	129,700	4,482,432

		15,473,029

Materials – 2.1%
Chemicals – 1.9%
CF Industries Holdings, Inc.	3,200	979,936
Eastman Chemical Co.	46,011	3,425,979
LyondellBasell Industries NV – Class A	64,300	5,524,013

		9,929,928

Metals & Mining – 0.2%
Alcoa, Inc.	62,500	924,375

		10,854,303

Total Common Stocks (cost $390,564,173)		502,978,622

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(c)(d) (cost $6,111,332)	6,111,332	6,111,332

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $396,675,505)		509,089,954

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%
Investment Companies – 1.7%
AB Exchange Reserves – Class I, 0.10%(c)(d) (cost $8,869,619)	8,869,619	8,869,619

Total Investments – 101.7% (cost $405,545,124)		517,959,573
Other assets less liabilities – (1.7)%		(8,606,442)

Net Assets – 100.0%		$509,353,131

AB POOLING PORTFOLIOS •	47

U.S. Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

48	• AB POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.8%
Information Technology – 29.9%
Communications Equipment – 0.8%
F5 Networks, Inc.(a)	34,430	$4,066,699

Electronic Equipment, Instruments & Components – 1.3%
Amphenol Corp.—Class A	118,321	6,680,404

Internet Software & Services – 9.3%
Facebook, Inc. – Class A(a)	243,180	19,203,924
Google, Inc. – Class A(a)	14,155	7,964,028
Google, Inc. – Class C(a)	22,955	12,818,072
LinkedIn Corp. – Class A(a)	15,260	4,077,472
Twitter, Inc.(a)	83,390	4,009,391

		48,072,887

IT Services – 3.9%
Visa, Inc. – Class A	74,042	20,088,335

Semiconductors & Semiconductor Equipment – 2.6%
Altera Corp.	128,780	4,766,148
Linear Technology Corp.	100,870	4,860,421
NVIDIA Corp.	179,302	3,955,402

		13,581,971

Software – 5.2%
ANSYS, Inc.(a)	95,510	8,210,995
Aspen Technology, Inc.(a)	77,814	3,004,009
FireEye, Inc.(a)(b)	54,648	2,419,267
Mobileye NV(a)(b)	163,920	5,815,882
NetSuite, Inc.(a)	29,266	2,821,828
ServiceNow, Inc.(a)	57,828	4,409,963

		26,681,944

Technology Hardware, Storage & Peripherals – 6.8%
Apple, Inc.	274,121	35,213,584

		154,385,824

Consumer Discretionary – 19.3%
Hotels, Restaurants & Leisure – 2.4%
Starbucks Corp.	135,580	12,674,696

Internet & Catalog Retail – 2.1%
Priceline Group, Inc. (The)(a)	8,750	10,827,950

Leisure Products – 1.6%
Polaris Industries, Inc.(b)	53,996	8,279,207

AB POOLING PORTFOLIOS •	49

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 4.6%
Comcast Corp. – Class A	162,290	$9,636,780
Walt Disney Co. (The)	134,096	13,956,712

		23,593,492

Multiline Retail – 0.3%
Dollar Tree, Inc.(a)	18,217	1,451,530

Specialty Retail – 5.5%
Home Depot, Inc. (The)	156,801	17,992,915
O’Reilly Automotive, Inc.(a)	23,900	4,974,307
Ulta Salon Cosmetics & Fragrance, Inc.(a)	38,540	5,424,890

		28,392,112

Textiles, Apparel & Luxury Goods – 2.8%
NIKE, Inc. – Class B	149,606	14,529,735

		99,748,722

Health Care – 17.0%
Biotechnology – 6.8%
Biogen Idec, Inc.(a)	46,794	19,166,354
Gilead Sciences, Inc.(a)	153,420	15,883,573

		35,049,927

Health Care Equipment & Supplies – 2.7%
Align Technology, Inc.(a)	52,069	2,986,157
Intuitive Surgical, Inc.(a)	21,770	10,885,000

		13,871,157

Health Care Providers & Services – 4.3%
Premier, Inc. – Class A(a)	97,578	3,577,210
UnitedHealth Group, Inc.	166,115	18,875,647

		22,452,857

Life Sciences Tools & Services – 3.2%
Illumina, Inc.(a)	23,107	4,516,494
Mettler-Toledo International, Inc.(a)	15,603	4,901,995
Quintiles Transnational Holdings, Inc.(a)	108,409	7,044,417

		16,462,906

		87,836,847

Consumer Staples – 12.7%
Beverages – 3.1%
Monster Beverage Corp.(a)	111,968	15,800,924

Food & Staples Retailing – 5.7%
Costco Wholesale Corp.	62,770	9,224,679
CVS Health Corp.	194,350	20,187,135

		29,411,814

Food Products – 1.6%
Mead Johnson Nutrition Co. – Class A	79,560	8,334,706

50	• AB POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 0.6%
Estee Lauder Cos., Inc. (The) – Class A	40,520	$3,349,788

Tobacco – 1.7%
Philip Morris International, Inc.	104,065	8,633,232

		65,530,464

Industrials – 8.7%
Aerospace & Defense – 0.5%
Rockwell Collins, Inc.	28,949	2,578,777

Airlines – 0.5%
Alaska Air Group, Inc.	35,202	2,240,607

Electrical Equipment – 1.4%
Acuity Brands, Inc.	18,280	2,897,015
AMETEK, Inc.	79,701	4,235,311

		7,132,326

Industrial Conglomerates – 2.7%
Danaher Corp.	160,889	14,042,392

Machinery – 2.7%
Pall Corp.	69,310	6,987,141
Wabtec Corp./DE	74,000	7,021,860

		14,009,001

Road & Rail – 0.9%
JB Hunt Transport Services, Inc.	54,550	4,664,025

		44,667,128

Financials – 3.9%
Capital Markets – 2.1%
Affiliated Managers Group, Inc.(a)	28,480	6,163,642
BlackRock, Inc. – Class A	12,660	4,702,177

		10,865,819

Diversified Financial Services – 1.8%
Intercontinental Exchange, Inc.	38,341	9,023,937

		19,889,756

Energy – 1.4%
Energy Equipment & Services – 1.4%
FMC Technologies, Inc.(a)	74,720	2,983,570
Schlumberger Ltd.	52,013	4,377,414

		7,360,984

Telecommunication Services – 1.2%
Diversified Telecommunication Services – 1.2%
Level 3 Communications, Inc.(a)	113,260	6,100,184

AB POOLING PORTFOLIOS •	51

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 0.7%
Chemicals – 0.7%
Monsanto Co.	30,215	$3,638,792

Total Common Stocks (cost $348,939,632)		489,158,701

SHORT-TERM INVESTMENTS – 4.9%
Investment Companies – 4.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(c)(d) (cost $25,094,736)	25,094,736	25,094,736

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $374,034,368)		514,253,437

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.4%
Investment Companies – 2.4%
AB Exchange Reserves – Class I, 0.10%(c)(d) (cost $12,192,032)	12,192,032	12,192,032

Total Investments – 102.1% (cost $386,226,400)		526,445,469
Other assets less liabilities – (2.1)%		(10,789,132)

Net Assets – 100.0%		$515,656,337

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

52	• AB POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 25.3%
Banks – 16.6%
Bank Hapoalim BM	680,213	$3,070,938
Bank Mandiri Persero Tbk PT (ADR)	197,290	1,822,960
Bank of Baroda	683,200	2,009,101
Bank of China Ltd. – Class H	6,257,000	3,606,544
Bank of Montreal	29,660	1,837,824
Bank of Queensland Ltd.	487,430	5,305,932
Commerzbank AG(a)	211,190	2,846,834
Danske Bank A/S	224,160	5,932,103
HSBC Holdings PLC	433,540	3,864,658
ICICI Bank Ltd.	487,500	2,661,625
ING Groep NV(a)	372,490	5,525,214
Intesa Sanpaolo SpA	1,139,300	3,801,636
Itausa – Investimentos Itau SA (Preference Shares)	514,700	1,829,440
Mitsubishi UFJ Financial Group, Inc.	1,648,500	10,736,596
Shinhan Financial Group Co., Ltd.	53,950	2,149,100
Societe Generale SA	108,590	5,003,447
Sumitomo Mitsui Financial Group, Inc.	59,200	2,358,739
Toronto-Dominion Bank (The)	77,410	3,393,383
UniCredit SpA	732,000	4,867,706

		72,623,780

Diversified Financial Services – 3.4%
Challenger Ltd./Australia	548,460	3,003,944
Friends Life Group Ltd.	508,810	3,224,153
ORIX Corp.	616,300	8,763,338

		14,991,435

Insurance – 4.0%
AIA Group Ltd.	600,200	3,522,035
Assicurazioni Generali SpA	217,207	4,474,427
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	35,710	7,412,024
Suncorp Group Ltd.	215,552	2,353,274

		17,761,760

Real Estate Management & Development – 0.7%
Lend Lease Group	223,603	3,025,901

Thrifts & Mortgage Finance – 0.6%
LIC Housing Finance Ltd.	323,207	2,584,582

		110,987,458

Consumer Discretionary – 18.4%
Auto Components – 7.7%
Aisin Seiki Co., Ltd.	118,800	4,379,704

AB POOLING PORTFOLIOS •	53

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bridgestone Corp.	88,200	$3,383,428
Cie Generale des Etablissements Michelin – Class B	56,485	5,422,920
GKN PLC	502,980	2,827,660
Nokian Renkaat Oyj	88,260	2,609,523
Plastic Omnium SA	79,652	2,419,067
Sumitomo Electric Industries Ltd.	428,600	5,567,846
Valeo SA	46,785	7,026,794

		33,636,942

Automobiles – 5.7%
Great Wall Motor Co., Ltd. – Class H	727,500	4,634,760
Honda Motor Co., Ltd.	239,900	7,934,741
Hyundai Motor Co.	12,460	1,821,590
Isuzu Motors Ltd.	216,600	3,150,702
Tata Motors Ltd.	418,800	3,896,940
Tata Motors Ltd. – Class A	86,040	499,391
Volkswagen AG (Preference Shares)	12,700	3,205,564

		25,143,688

Media – 2.5%
Liberty Global PLC – Class A(a)	12,989	702,185
Liberty Global PLC – Series C(a)	161,475	8,424,151
Smiles SA	116,100	1,943,896

		11,070,232

Specialty Retail – 2.1%
Kingfisher PLC	457,510	2,579,732
Mr. Price Group Ltd.	93,880	2,169,162
Yamada Denki Co., Ltd.(b)	979,200	4,251,205

		9,000,099

Textiles, Apparel & Luxury Goods – 0.4%
Kering	8,840	1,797,873

		80,648,834

Industrials – 12.9%
Aerospace & Defense – 2.9%
Airbus Group NV	134,898	8,320,863
Safran SA	59,059	4,151,955

		12,472,818

Air Freight & Logistics – 0.5%
Royal Mail PLC	358,940	2,326,889

Airlines – 3.0%
Air Canada(a)	154,690	1,526,978
International Consolidated Airlines Group SA(a)	823,020	7,339,387
Qantas Airways Ltd.(a)	1,926,178	4,339,788

		13,206,153

54	• AB POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.9%
Bidvest Group Ltd. (The)	95,770	$2,642,369
Hutchison Whampoa Ltd.	121,000	1,653,730
Toshiba Corp.	1,021,000	4,225,981

		8,522,080

Machinery – 1.1%
JTEKT Corp.	311,000	4,884,070

Marine – 1.8%
AP Moeller – Maersk A/S – Class B	937	2,154,003
Nippon Yusen KK	1,840,000	5,525,617

		7,679,620

Road & Rail – 1.7%
Canadian National Railway Co.	26,450	1,827,020
Central Japan Railway Co.	30,200	5,619,277

		7,446,297

		56,537,927

Telecommunication Services – 9.9%
Diversified Telecommunication Services – 5.4%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,017,409	1,625,976
China Telecom Corp., Ltd. – Class H	4,090,000	2,644,223
Nippon Telegraph & Telephone Corp.	140,700	8,769,602
Telecom Italia SpA (savings shares)	5,150,911	5,054,356
Vivendi SA(a)	233,007	5,672,668

		23,766,825

Wireless Telecommunication Services – 4.5%
China Mobile Ltd.	371,000	5,048,861
Rogers Communications, Inc. – Class B	39,100	1,382,778
SK Telecom Co., Ltd.	11,530	3,025,949
Sunrise Communications Group AG(a)(c)	18,560	1,457,194
Turkcell Iletisim Hizmetleri AS(a)	424,310	2,230,932
Vodafone Group PLC	1,921,162	6,649,738

		19,795,452

		43,562,277

Energy – 7.7%
Energy Equipment & Services – 0.3%
Aker Solutions ASA(a)(b)(c)	218,407	1,218,127

Oil, Gas & Consumable Fuels – 7.4%
BG Group PLC	480,340	7,071,891
Canadian Natural Resources Ltd.	71,310	2,074,099
JX Holdings, Inc.	1,602,600	6,493,847

AB POOLING PORTFOLIOS •	55

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lukoil OAO (London) (Sponsored ADR)(b)	41,610	$2,018,917
Petroleo Brasileiro SA (Sponsored ADR)	324,800	2,179,408
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	131,552	4,295,236
Suncor Energy, Inc. (Toronto)	59,260	1,779,080
Total SA	119,820	6,437,289

		32,349,767

		33,567,894

Information Technology – 7.0%
Semiconductors & Semiconductor Equipment – 4.1%
Advanced Semiconductor Engineering, Inc.	1,731,000	2,323,492
Infineon Technologies AG	290,400	3,359,850
Novatek Microelectronics Corp.	778,000	4,180,822
Sumco Corp.(b)	266,600	5,360,297
Tokyo Electron Ltd.	38,000	2,865,079

		18,089,540

Technology Hardware, Storage & Peripherals – 2.9%
Casetek Holdings Ltd.	436,000	2,386,520
Catcher Technology Co., Ltd.	459,000	4,176,001
Samsung Electronics Co., Ltd.	5,070	6,270,604

		12,833,125

		30,922,665

Health Care – 6.6%
Biotechnology – 0.7%
Actelion Ltd. (REG)(a)	27,310	3,269,467

Health Care Providers & Services – 0.4%
Catamaran Corp.(a)	38,420	1,918,081

Pharmaceuticals – 5.5%
Astellas Pharma, Inc.	239,700	3,813,113
GlaxoSmithKline PLC	455,210	10,793,635
Roche Holding AG	34,270	9,338,211

		23,944,959

		29,132,507

Materials – 5.1%
Chemicals – 3.1%
Arkema SA	45,342	3,388,534
BASF SE	13,640	1,306,977
JSR Corp.	290,000	5,304,257
Koninklijke DSM NV	64,989	3,622,994

		13,622,762

Construction Materials – 0.8%
Boral Ltd.	662,270	3,170,326

56	• AB POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.4%
Dowa Holdings Co., Ltd.	3,000	$24,777
Goldcorp, Inc.	81,350	1,791,509

		1,816,286

Paper & Forest Products – 0.8%
Mondi PLC	173,984	3,564,141

		22,173,515

Utilities – 2.4%
Electric Utilities – 1.8%
EDP - Energias de Portugal SA	526,040	2,073,547
Electricite de France SA	128,480	3,545,482
Enel SpA	547,768	2,525,076

		8,144,105

Water Utilities – 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	419,400	2,502,734

		10,646,839

Consumer Staples – 2.3%
Beverages – 0.4%
Asahi Group Holdings Ltd.	51,200	1,584,002

Food & Staples Retailing – 0.7%
Delhaize Group SA	33,828	3,037,253

Tobacco – 1.2%
Imperial Tobacco Group PLC	109,950	5,410,902

		10,032,157

Total Common Stocks (cost $397,187,006)		428,212,073

RIGHTS – 0.0%
Financials – 0.0%
Banks – 0.0%
Itausa – Investimentos Itau SA, expiring 3/25/15(a) (cost $0)	3,778	4,525

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(d)(e) (cost $4,357,386)	4,357,386	4,357,386

Total Investments Before Security Lending Collateral for Securities Loaned – 98.6% (cost $401,544,392)		432,573,984

AB POOLING PORTFOLIOS •	57

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.8%
Investment Companies – 1.8%
AB Exchange Reserves – Class I, 0.10%(d)(e) (cost $8,116,682)	8,116,682	$8,116,682

Total Investments – 100.4% (cost $409,661,074)		440,690,666
Other assets less liabilities – (0.4)%		(1,796,951)

Net Assets – 100.0%		$438,893,715

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	66	March 2015	$2,212,492	$2,651,477	$438,985

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	426,119	USD	3,577	5/13/15	$11,711
Barclays Bank PLC	USD	12,472	CAD	15,638	5/13/15	24,872
Barclays Bank PLC	USD	1,726	HKD	13,392	5/13/15	571
BNP Paribas SA	AUD	18,729	USD	14,513	5/13/15	(63,935)
BNP Paribas SA	USD	12,971	AUD	16,805	5/13/15	108,189
BNP Paribas SA	USD	17,181	AUD	21,851	5/13/15	(174,784)
Citibank	EUR	18,508	USD	20,969	5/13/15	240,454
Citibank	SEK	23,726	USD	2,828	5/13/15	(20,238)
Citibank	USD	5,980	GBP	3,983	5/13/15	165,712
Credit Suisse International	USD	6,745	CHF	6,005	5/13/15	(428,364)
Deutsche Bank AG	USD	9,371	CHF	8,635	5/13/15	(287,768)
Goldman Sachs Bank USA	ILS	12,510	USD	3,245	5/13/15	103,185
Goldman Sachs Bank USA	JPY	4,919,025	USD	41,217	5/13/15	59,064
Goldman Sachs Bank USA	USD	7,970	SEK	66,339	5/13/15	(7,010)
Royal Bank of Scotland PLC	NZD	15,885	USD	11,681	5/13/15	(254,044)
Royal Bank of Scotland PLC	USD	12,242	NZD	16,418	5/13/15	92,970
Royal Bank of Scotland PLC	USD	12,288	NZD	15,885	5/13/15	(353,240)
Standard Chartered Bank	HKD	24,562	USD	3,168	5/13/15	1,233
State Street Bank & Trust Co.	EUR	1,427	USD	1,611	5/13/15	12,529
UBS AG	EUR	21,309	USD	24,774	5/13/15	908,187
UBS AG	USD	6,028	EUR	5,294	5/13/15	(98,891)

						$40,403

58	• AB POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate market value of these securities amounted to $2,675,321 or 0.6% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
NZD	– New Zealand Dollar
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
REG	– Registered Shares

See notes to financial statements.

AB POOLING PORTFOLIOS •	59
International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Financials – 26.3%
Banks – 2.1%
Axis Bank Ltd.	452,510	$4,169,743
HDFC Bank Ltd.	273,060	4,667,722

		8,837,465

Capital Markets – 4.2%
Partners Group Holding AG	13,950	4,285,445
UBS Group AG(a)	797,123	14,005,150

		18,290,595

Consumer Finance – 2.2%
Muthoot Finance Ltd.	878,249	3,131,052
Shriram Transport Finance Co., Ltd.	329,210	6,172,995

		9,304,047

Insurance – 10.3%
Admiral Group PLC	414,751	9,429,562
AIA Group Ltd.	2,764,000	16,219,435
BB Seguridade Participacoes SA	575,700	6,570,737
Prudential PLC	493,060	12,373,953

		44,593,687

Real Estate Management & Development – 4.5%
Ayala Land, Inc.	4,454,200	3,661,090
Daito Trust Construction Co., Ltd.	56,400	6,113,882
Global Logistic Properties Ltd.(b)	4,979,000	9,455,763

		19,230,735

Thrifts & Mortgage Finance – 3.0%
Housing Development Finance Corp. Ltd.	600,660	13,118,239

		113,374,768

Consumer Discretionary – 26.2%
Auto Components – 0.5%
Continental AG	9,060	2,162,203

Automobiles – 3.9%
Toyota Motor Corp.	244,400	16,520,021

Diversified Consumer Services – 3.1%
Estacio Participacoes SA	850,000	5,840,139
Kroton Educacional SA	1,273,200	4,659,991
TAL Education Group (ADR)(a)	92,902	2,853,949

		13,354,079

Hotels, Restaurants & Leisure – 5.2%
Ajisen China Holdings Ltd.	2,269,800	1,395,686
Melco International Development Ltd.(b)	2,358,000	4,651,935
Merlin Entertainments PLC(c)	551,008	3,574,461

60	• AB POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sodexo SA	106,146	$10,680,935
Yum! Brands, Inc.	27,670	2,244,314

		22,547,331

Internet & Catalog Retail – 1.5%
Just Eat PLC(a)	202,694	1,124,668
Vipshop Holdings Ltd. (ADR)(a)	208,000	5,085,600

		6,210,268

Media – 3.4%
CTS Eventim AG & Co. KGaA	102,480	3,159,441
Naspers Ltd. – Class N	79,010	11,572,229

		14,731,670

Multiline Retail – 1.3%
B&M European Value Retail SA	938,797	4,613,763
Matahari Department Store Tbk PT	766,500	1,057,464

		5,671,227

Specialty Retail – 2.1%
Inditex SA	34,660	1,087,107
L’Occitane International SA(b)	563,000	1,421,328
Sports Direct International PLC(a)	628,231	6,675,658

		9,184,093

Textiles, Apparel & Luxury Goods – 5.2%
Cie Financiere Richemont SA	96,494	8,502,298
Eclat Textile Co., Ltd.	264,800	3,026,310
Global Brands Group Holding Ltd.(a)	5,628,000	965,222
HUGO BOSS AG	46,735	6,014,970
Samsonite International SA	1,040,600	3,290,182
Titan Co., Ltd.	97,310	682,323

		22,481,305

		112,862,197

Industrials – 15.4%
Aerospace & Defense – 1.8%
Zodiac Aerospace	210,850	7,577,736

Building Products – 0.6%
Assa Abloy AB – Class B	39,690	2,381,832

Commercial Services & Supplies – 2.8%
APR Energy PLC	445,028	2,437,334
Babcock International Group PLC	620,355	9,651,412

		12,088,746

Construction & Engineering – 0.2%
Larsen & Toubro Ltd.	32,350	921,884

Electrical Equipment – 0.4%
Amara Raja Batteries Ltd.	134,800	1,935,941

AB POOLING PORTFOLIOS •	61

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.2%
Alliance Global Group, Inc.	1,549,200	$835,524

Professional Services – 7.5%
51job, Inc. (ADR)(a)	25,336	899,428
Bureau Veritas SA	393,318	9,260,365
Capita PLC	990,870	18,143,344
Intertek Group PLC	28,803	1,123,002
Teleperformance	38,390	2,962,948

		32,389,087

Road & Rail – 0.3%
Globaltrans Investment PLC (Sponsored GDR)(c)	247,041	1,247,557

Trading Companies & Distributors – 1.6%
Brenntag AG	39,410	2,305,175
Bunzl PLC	158,560	4,632,275

		6,937,450

		66,315,757

Health Care – 7.7%
Health Care Equipment & Supplies – 0.8%
Essilor International SA	19,090	2,227,723
Sartorius AG (Preference Shares)	8,400	1,170,814

		3,398,537

Life Sciences Tools & Services – 2.5%
Eurofins Scientific SE(b)	40,679	11,021,319

Pharmaceuticals – 4.4%
Lupin Ltd.	61,338	1,724,356
Novo Nordisk A/S – Class B	179,631	8,596,162
Roche Holding AG	7,090	1,931,950
Sun Pharmaceutical Industries Ltd.	464,587	6,597,931

		18,850,399

		33,270,255

Information Technology – 7.4%
Internet Software & Services – 3.9%
Baidu, Inc. (Sponsored ADR)(a)	50,813	10,353,149
Telecity Group PLC(b)	456,177	6,501,930

		16,855,079

IT Services – 1.2%
HCL Technologies Ltd.	51,930	1,690,957
Tata Consultancy Services Ltd.	75,500	3,259,186

		4,950,143

62	• AB POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	614,000	$2,929,442

Software – 1.6%
Dassault Systemes	100,980	7,056,046

		31,790,710

Consumer Staples – 7.2%
Food & Staples Retailing – 2.1%
Lenta Ltd. (GDR)(a)(c)	433,971	3,163,649
Magnit PJSC (Sponsored GDR)(c)	42,200	2,011,674
Olam International Ltd.	2,358,370	3,460,938
Tsuruha Holdings, Inc.	8,800	594,601

		9,230,862

Household Products – 0.3%
Henkel AG & Co. KGaA	10,380	1,091,415

Personal Products – 1.0%
L’Oreal SA	23,960	4,342,532

Tobacco – 3.8%
British American Tobacco PLC	280,779	16,369,983

		31,034,792

Materials – 5.6%
Chemicals – 5.4%
Chr Hansen Holding A/S	75,350	3,373,612
Essentra PLC	1,217,007	19,085,234
IMCD Group NV(a)	30,877	1,054,900

		23,513,746

Construction Materials – 0.2%
Grasim Industries Ltd. (GDR)(c)	11,504	695,302

		24,209,048

Telecommunication Services – 3.2%
Wireless Telecommunication Services – 3.2%
SoftBank Corp.	187,400	11,573,928
Tower Bersama Infrastructure Tbk PT	3,402,500	2,441,640

		14,015,568

Total Common Stocks (cost $370,630,770)		426,873,095

AB POOLING PORTFOLIOS •	63

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(d)(e) (cost $638,741)	638,741	$638,741

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $371,269,511)		427,511,836

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.5%
Investment Companies – 1.5%
AB Exchange Reserves – Class I, 0.10%(d)(e) (cost $6,373,426)	6,373,426	6,373,426

Total Investments – 100.6% (cost $377,642,937)		433,885,262
Other assets less liabilities – (0.6)%		(2,706,416)

Net Assets – 100.0%		$431,178,846

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	JPY	842,543	USD	7,289	3/18/15	$245,028
BNP Paribas SA	USD	1,103	AUD	1,296	3/18/15	(90,780)
BNP Paribas SA	USD	7,933	JPY	942,109	3/18/15	(56,544)
Citibank	CHF	3,895	USD	3,976	3/18/15	(111,367)
Credit Suisse International	USD	1,230	JPY	146,339	3/18/15	(6,839)
Deutsche Bank AG	EUR	3,355	USD	3,997	3/18/15	241,635
Deutsche Bank AG	USD	4,894	JPY	575,800	3/18/15	(80,122)
Goldman Sachs Bank USA	AUD	2,697	USD	2,191	3/18/15	85,232
Goldman Sachs Bank USA	EUR	6,158	USD	6,986	3/18/15	94,293
Goldman Sachs Bank USA	USD	1,155	AUD	1,401	3/18/15	(61,368)
JPMorgan Chase Bank	GBP	5,793	USD	9,168	3/18/15	225,613
JPMorgan Chase Bank	JPY	274,398	USD	2,318	3/18/15	23,947
JPMorgan Chase Bank	USD	3,988	GBP	2,549	3/18/15	(53,299)
JPMorgan Chase Bank	EUR	4,966	USD	5,654	6/18/15	88,685
Morgan Stanley & Co., Inc.	BRL	22,104	USD	8,101	3/18/15	349,601
Morgan Stanley & Co., Inc.	USD	3,027	BRL	7,898	3/18/15	(257,731)
Standard Chartered Bank	HKD	149,577	USD	19,296	3/18/15	10,267
Standard Chartered Bank	USD	1,368	HKD	10,613	3/18/15	163
Standard Chartered Bank	USD	11,299	SGD	14,931	3/18/15	(347,276)
State Street Bank & Trust Co.	CHF	2,332	USD	2,596	3/18/15	148,234
State Street Bank & Trust Co.	EUR	4,451	USD	5,317	3/18/15	335,407
State Street Bank & Trust Co.	GBP	1,378	USD	2,090	3/18/15	(37,038)
State Street Bank & Trust Co.	JPY	1,349,165	USD	11,785	3/18/15	504,662

64	• AB POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	31,164	CAD	36,025	3/18/15	$(2,353,119)
State Street Bank & Trust Co.	USD	6,378	CHF	6,227	3/18/15	156,771
State Street Bank & Trust Co.	USD	2,480	NOK	17,853	3/18/15	(152,481)
UBS AG	CAD	2,117	USD	1,818	3/18/15	125,023
UBS AG	GBP	18,371	USD	28,687	3/18/15	327,587
UBS AG	JPY	980,130	USD	8,117	3/18/15	(78,248)
UBS AG	USD	2,000	CAD	2,293	3/18/15	(166,197)

						$(890,261)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate market value of these securities amounted to $10,692,643 or 2.5% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
PJSC	– Public Joint Stock Company

See notes to financial statements.

AB POOLING PORTFOLIOS •	65

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 48.1%
United States – 48.1%
U.S. Treasury Notes
0.125%, 4/30/15	U.S.$	32,822	$32,822,000
0.25%, 5/31/15		43,634	43,647,614
0.375%, 4/30/16-10/31/16		231,835	231,639,196
0.50%, 11/30/16		47,183	47,157,191
0.75%, 10/31/17		2,070	2,061,105
1.375%, 6/30/18		63,207	63,695,843
1.50%, 6/30/16		28,475	28,884,328

Total Governments - Treasuries (cost $449,196,409)			449,907,277

ASSET-BACKED SECURITIES – 15.4%
Autos - Fixed Rate – 7.6%
Ally Auto Receivables Trust Series 2012-A, Class C 2.40%, 11/15/17(a)		2,415	2,450,856
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		945	947,236
Series 2014-1, Class A2 1.29%, 1/15/19		3,293	3,303,642
AmeriCredit Automobile Receivables Trust Series 2011-1, Class D 4.26%, 2/08/17		3,615	3,645,493
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		629	629,332
Series 2014-A, Class A2 0.81%, 11/15/22(a)		1,014	1,011,875
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,730	1,738,321
Series 2013-2A, Class A 2.97%, 2/20/20(a)		4,101	4,222,825
Bank of America Auto Trust Series 2012-1, Class C 2.09%, 7/17/17		2,960	2,993,179
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		293	292,724
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(a)		3,312	3,311,995
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		771	770,389

66	• AB POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-2, Class A2 1.05%, 3/20/20(a)	U.S.$	3,094	$3,092,964
Series 2015-1, Class A2 1.30%, 9/20/20(a)		3,270	3,269,454
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		2,965	2,958,299
Ford Auto Securitization Trust Series 2014-R2A, Class A1 1.353%, 3/15/16(a)	CAD	634	507,475
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$	1,753	1,751,669
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		3,468	3,501,112
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19		2,300	2,301,996
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		3,870	3,870,472
Series 2015-1, Class A3 1.41%, 6/15/20		1,413	1,409,666
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		4,270	4,230,146
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17		2,518	2,517,267
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		440	440,222
Series 2014-A, Class A2A 0.48%, 6/15/16		2,022	2,022,807
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		3,854	3,854,975
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		2,051	2,054,295
Series 2013-5, Class A2A 0.64%, 4/17/17		167	167,303
Series 2014-2, Class A3 0.80%, 4/16/18		2,420	2,415,296
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		2,971	2,965,533

AB POOLING PORTFOLIOS •	67

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18	U.S.$	2,854	$2,854,914

			71,503,732

Credit Cards - Floating Rate – 2.3%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.513%, 3/16/20(b)		2,917	2,912,088
Cabela’s Credit Card Master Note Trust Series 2013-2A, Class A2 0.823%, 8/16/21(a)(b)		3,365	3,383,855
Series 2014-1, Class A 0.523%, 3/16/20(b)		1,200	1,199,888
Chase Issuance Trust Series 2013-A6, Class A6 0.593%, 7/15/20(b)		4,632	4,638,583
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.602%, 7/15/21(b)		1,905	1,903,671
Series 2015-A1, Class A1 0.52%, 8/17/20(b)		2,907	2,907,000
First National Master Note Trust Series 2013-2, Class A 0.703%, 10/15/19(b)		2,006	2,010,604
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.553%, 12/15/19(b)		2,110	2,113,798

			21,069,487

Other ABS - Fixed Rate – 2.0%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		2,328	2,332,190
Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		2,315	2,313,000
CNH Capital Canada Receivables Trust Series 2014-1A, Class A1 1.388%, 3/15/17(a)	CAD	454	363,622
CNH Equipment Trust Series 2013-D, Class A4 1.37%, 10/15/20	U.S.$	4,975	4,973,334
Series 2014-B, Class A4 1.61%, 5/17/21		1,812	1,809,586
Series 2015-A, Class A4 1.85%, 4/15/21		1,728	1,728,302

68	• AB POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dell Equipment Finance Trust Series 2014-1, Class A3 0.94%, 6/22/20(a)	U.S.$	2,036	$2,035,328
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)		2,132	2,132,283
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		1,443	1,444,850

			19,132,495

Autos - Floating Rate – 1.7%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.573%, 9/15/17(a)(b)		1,413	1,414,337
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.554%, 7/20/19(b)		2,925	2,918,802
Series 2015-1, Class A 0.668%, 1/20/20(b)		3,110	3,110,000
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.722%, 12/10/27(a)(b)		2,838	2,840,813
Series 2014-1, Class A 0.572%, 4/10/28(a)(b)		3,375	3,375,000
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.921%, 10/25/19(a)(b)		2,069	2,069,001

			15,727,953

Credit Cards - Fixed Rate – 1.7%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		1,948	1,949,459
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		2,074	2,104,216
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		4,015	4,144,966
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,622,640
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		3,299	3,315,201

AB POOLING PORTFOLIOS •	69

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	1,540	$1,550,452
Series 2013-A, Class A 1.61%, 12/15/21		950	948,015

			15,634,949

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		583	588,771
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		35	– 0	–

			588,771

Total Asset-Backed Securities (cost $143,762,614)			143,657,387

CORPORATES - INVESTMENT GRADE – 12.4%
Financial Institutions – 8.8%
Banking – 8.1%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		3,145	3,251,279
American Express Credit Corp. 1.30%, 7/29/16		3,340	3,357,712
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		3,300	3,312,385
Bank of America Corp. 1.25%, 1/11/16		3,220	3,228,774
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		3,330	3,332,429
Capital One Bank USA NA 1.15%, 11/21/16		3,355	3,349,501
Citigroup, Inc. 0.775%, 5/01/17(b)		2,327	2,321,420
0.963%, 11/24/17(b)		2,374	2,378,299
1.25%, 1/15/16		3,335	3,347,416
Fifth Third Bancorp 3.625%, 1/25/16		3,175	3,251,254
Goldman Sachs Group, Inc. (The) 1.417%, 4/23/20(b)		2,308	2,338,999
3.625%, 2/07/16		3,080	3,155,709

70	• AB POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HSBC USA, Inc. 1.70%, 3/05/18	U.S.$	2,336	$2,333,828
Huntington National Bank (The) 1.30%, 11/20/16		3,355	3,357,435
ING Bank NV 1.375%, 3/07/16(a)		3,310	3,324,167
JPMorgan Chase & Co. 0.772%, 3/01/18(b)		2,340	2,340,699
Series G 1.10%, 10/15/15		3,290	3,298,919
Mizuho Bank Ltd. 0.705%, 9/25/17(a)(b)		4,785	4,775,229
Morgan Stanley 1.75%, 2/25/16		1,988	2,002,990
1.875%, 1/05/18		2,378	2,387,942
PNC Funding Corp. 2.70%, 9/19/16		3,130	3,211,058
Royal Bank of Canada 0.85%, 3/08/16		3,335	3,344,435
Royal Bank of Scotland Group PLC 2.55%, 9/18/15		3,280	3,309,287
SunTrust Bank/Atlanta GA 0.697%, 2/15/17(b)		3,330	3,321,460
US Bank NA/Cincinnati OH 0.736%, 10/28/19(b)		1,851	1,855,992

			75,488,618

Insurance – 0.7%
New York Life Global Funding 0.80%, 2/12/16(a)		3,315	3,328,761
Prudential Financial, Inc. 4.75%, 9/17/15		3,075	3,141,389

			6,470,150

			81,958,768

Industrial – 3.6%
Basic – 0.4%
Monsanto Co. 0.456%, 11/07/16(b)		3,355	3,353,199

Communications - Media – 0.4%
NBCUniversal Enterprise, Inc. 0.79%, 4/15/16(a)(b)		3,795	3,807,140

Communications - Telecommunications – 0.2%
AT&T, Inc. 0.90%, 2/12/16		2,365	2,364,924

AB POOLING PORTFOLIOS •	71

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.8%
Daimler Finance North America LLC 1.25%, 1/11/16(a)	U.S.$	4,430	$4,450,781
Volkswagen International Finance NV 1.125%, 11/18/16(a)		3,350	3,352,898

			7,803,679

Consumer Cyclical - Retailers – 0.2%
Wal-Mart Stores, Inc. 0.60%, 4/11/16		2,375	2,379,213

Consumer Non-Cyclical – 1.2%
AbbVie, Inc. 1.75%, 11/06/17		3,280	3,305,807
Gilead Sciences, Inc. 3.05%, 12/01/16		3,085	3,195,610
McKesson Corp. 0.95%, 12/04/15		1,298	1,301,109
PepsiCo, Inc. 0.70%, 2/26/16		3,315	3,323,486

			11,126,012

Technology – 0.4%
Cisco Systems, Inc. 0.51%, 3/03/17(b)		3,360	3,369,354

			34,203,521

Total Corporates - Investment Grade (cost $115,901,190)			116,162,289

COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.3%
Non-Agency Fixed Rate CMBS – 11.5%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		3,982	4,330,603
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.772%, 3/15/49		704	728,427
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		3,963	3,998,709
Series 2012-CR3, Class A1 0.666%, 10/15/45		2,100	2,091,444
Series 2012-CR4, Class A1 0.704%, 10/15/45		1,812	1,807,582
Series 2012-CR5, Class A1 0.673%, 12/10/45		1,727	1,721,518

72	• AB POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-CR6, Class A1 0.719%, 3/10/46	U.S.$	3,046	$3,016,357
Series 2013-LC6, Class A1 0.724%, 1/10/46		1,453	1,444,027
Series 2014-CR16, Class A2 3.042%, 4/10/47		3,374	3,512,526
Series 2014-CR19, Class A2 2.965%, 8/10/47		3,284	3,397,496
Series 2015-DC1, Class A2 2.95%, 2/10/48		1,405	1,447,225
DBUBS Mortgage Trust Series 2011-LC3A, Class A2 3.642%, 8/10/44		5,305	5,456,272
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		2,427	2,417,685
Series 2013-GC10, Class A1 0.696%, 2/10/46		1,665	1,659,723
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)		1,971	1,939,424
Series 2013-GC14, Class A1 1.217%, 8/10/46		1,613	1,615,313
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		398	397,122
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		661	658,940
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		4,763	5,085,507
Series 2010-C1, Class A1 3.853%, 6/15/43(a)		1,319	1,321,630
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		1,267	1,278,296
Series 2012-CBX, Class XA 1.755%, 6/15/45(e)		14,472	1,106,582
Series 2013-C10, Class A1 0.73%, 12/15/47		1,735	1,724,145
Series 2013-C16, Class A2 3.07%, 12/15/46		4,682	4,881,596
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A1 1.085%, 7/15/45		3,290	3,278,504

AB POOLING PORTFOLIOS •	73

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-C15, Class A2 2.977%, 11/15/45	U.S.$	4,720	$4,907,560
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		1,496	1,519,245
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		1,566	1,647,928
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		5,788	6,068,780
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		2,857	2,858,973
Series 2013-C8, Class A1 0.777%, 12/15/48		2,919	2,900,260
Series 2014-C17, Class A2 3.119%, 8/15/47		2,876	3,002,452
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		1,956	1,945,013
Series 2013-C5, Class A1 0.779%, 3/10/46		3,032	3,010,095
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		4,181	4,305,778
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		2,610	2,605,666
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		426	427,811
Series 2012-C10, Class A1 0.734%, 12/15/45		3,223	3,217,633
Series 2012-C9, Class A1 0.673%, 11/15/45		2,670	2,662,320
Series 2013-C11, Class A1 0.799%, 3/15/45		1,575	1,567,720
Series 2013-C12, Class A1 0.735%, 3/15/48		2,179	2,171,148
WFRBS Commercial Mortgage Trust Series 2014-C24, Class A2 2.863%, 11/15/47		2,150	2,221,374

			107,356,409

74	• AB POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.6%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.492%, 11/15/19(a)(b)	U.S.$	1,340	$1,340,408
PFP III Ltd. Series 2014-1, Class A 1.326%, 6/14/31(a)(b)		1,587	1,589,807
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.206%, 4/15/32(a)(b)		1,008	999,592
Starwood Retail Property Trust Series 2014-STAR, Class A 1.392%, 11/15/27(a)(b)		1,625	1,627,114

			5,556,921

Agency CMBS – 0.2%
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		1,827	1,830,253

Total Commercial Mortgage-Backed Securities (cost $116,366,055)			114,743,583

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.6%
Agency Floating Rate – 2.8%
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.672%, 6/15/39(b)		3,226	3,251,569
Series 4286, Class VF 0.622%, 12/15/43(b)		3,936	3,949,273
Federal National Mortgage Association Series 2013-57, Class FN 0.521%, 6/25/43(b)		3,819	3,826,549
Series 2014-49, Class AF 0.49%, 8/25/44(b)		6,697	6,730,824
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.731%, 12/08/20(b)		8,528	8,608,061

			26,366,276

GSE Risk Share Floating Rate – 1.9%
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M1 1.621%, 9/25/24(b)		1,381	1,381,911
Series 2014-HQ3, Class M1 1.821%, 10/25/24(b)		2,583	2,591,165

AB POOLING PORTFOLIOS •	75

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.121%, 5/25/24(b)	U.S.$	3,262	$3,238,518
Series 2014-C04, Class 2M1 2.271%, 11/25/24(b)		2,614	2,640,821
Series 2015-C01, Class 1M1 1.674%, 2/25/25(b)		1,688	1,691,417
Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.021%, 4/25/24(b)		2,332	2,325,587
Series 2014-HQ1, Class M1 1.821%, 8/25/24(b)		3,497	3,509,259

			17,378,678

Agency Fixed Rate – 1.4%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		4,374	4,523,008
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		1,679	1,737,527
Series 2011-39, Class DA 3.50%, 7/25/24		1,281	1,308,205
Series 2014-54, Class LA 3.00%, 2/25/44		5,415	5,587,093

			13,155,833

Non-Agency Floating Rate – 0.5%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.56%, 1/15/22(b)		2,635	2,637,554
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.69%, 2/25/42(a)(b)		2,325	1,952,794

			4,590,348

Total Collateralized Mortgage Obligations (cost $61,558,058)			61,491,135

INFLATION-LINKED SECURITIES – 3.2%
United States – 3.2%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $30,006,024)		29,387	29,848,040

MORTGAGE PASS-THROUGHS – 1.8%
United States – 1.8%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		1,357	1,472,630
Federal National Mortgage Association Series 2001 6.00%, 11/01/16		12	12,487

76	• AB POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2002 6.00%, 12/01/17	U.S.$	22	$22,967
Series 2005 6.00%, 6/01/19-5/01/20		30	31,694
Series 2006 6.00%, 5/01/21-1/01/22		821	895,367
Series 2007 1.788%, 1/01/37(b)		871	909,345
6.00%, 2/01/22		251	274,456
Series 2010 5.00%, 2/01/40		7,795	8,791,818
Government National Mortgage Association 5.00%, 10/15/39		3,964	4,482,246

Total Mortgage Pass-Throughs (cost $16,631,056)			16,893,010

COVERED BONDS – 0.3%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $3,329,836)		3,335	3,321,813

		Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(f)(g) (cost $8,386,215)		8,386,215	8,386,215

Total Investments – 101.0% (cost $945,137,457)			944,410,749
Other assets less liabilities – (1.0)%			(8,931,283)

Net Assets – 100.0%			$935,479,466

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	1,122	June 2015	$245,197,243	$245,244,657	$47,414

Sold Contracts
U.S T-Note 5 Yr (CBT) Futures	244	June 2015	29,039,442	29,104,625	(65,183)
U.S T-Note 10 Yr (CBT) Futures	102	June 2015	12,988,907	13,035,281	(46,374)

					$(64,143)

AB POOLING PORTFOLIOS •	77

Short Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	CAD	1,002	USD	796	4/10/15	$(5,588)
State Street Bank & Trust Co.	EUR	2,140	USD	2,442	3/26/15	47,108
State Street Bank & Trust Co.	USD	2,429	EUR	2,141	3/26/15	(32,522)

						$8,998

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD	11,260	4/29/17	3 Month BKBM	4.274%	$222,659

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate market value of these securities amounted to $101,310,557 or 10.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2015.

(c)	Fair valued by the Adviser.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of February 28, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	04/04/07	$35,213	$	– 0	–	0.00%

(e)	IO – Interest Only

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

NZD – New Zealand Dollar

USD – United States Dollar

Glossary:

ABS	– Asset-Backed Securities
BA	– Banker’s Acceptance
BKBM	– Bank Bill Benchmark (New Zealand)
CBT	– Chicago Board of Trade
CFC	– Customer Facility Charge
CMBS	– Commercial Mortgage-Backed Securities
CME	– Chicago Mercantile Exchange
GSE	– Government-Sponsored Enterprise
NCUA	– National Credit Union Administration
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

78	• AB POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 46.3%
Australia – 1.4%
Australia Government Bond Series 135 4.25%, 7/21/17	AUD	12,045	$9,952,777
Series 144 3.75%, 4/21/37(a)		4,220	3,710,917

			13,663,694

Belgium – 0.9%
Belgium Government Bond Series 31 5.50%, 3/28/28	EUR	3,605	6,427,572
Series 65 4.25%, 9/28/22(a)		525	764,527
Series 71 3.75%, 6/22/45(a)		750	1,341,098

			8,533,197

Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	12,725	4,290,951

Denmark – 0.4%
Denmark Government Bond 3.00%, 11/15/21	DKK	21,530	3,862,769

France – 2.1%
France Government Bond OAT 1.75%, 11/25/24	EUR	5,800	7,233,289
3.25%, 5/25/45(a)		2,770	4,499,860
3.50%, 4/25/20		6,000	7,909,205
4.50%, 4/25/41		680	1,299,089

			20,941,443

Germany – 2.0%
Bundesobligation Series 158 1.75%, 10/09/15		6,045	6,844,075
Series 169 0.50%, 4/12/19		1,640	1,885,620
Bundesrepublik Deutschland 0.50%, 2/15/25		8,690	9,887,918
Series 2007 4.25%, 7/04/39		575	1,112,686

			19,730,299

AB POOLING PORTFOLIOS •	79

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ireland – 1.0%
Ireland Government Bond 5.40%, 3/13/25	EUR	5,890	$9,437,749

Italy – 3.6%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		2,530	2,903,540
3.75%, 3/01/21-5/01/21		5,605	7,356,349
4.25%, 9/01/19		2,245	2,928,505
4.50%, 2/01/20(a)		1,665	2,216,009
4.50%, 5/01/23		4,895	6,895,655
4.75%, 5/01/17		5,465	6,712,370
5.00%, 8/01/34-9/01/40(a)		3,875	6,485,263

			35,497,691

Japan – 5.4%
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42	JPY	250,050	2,381,877
Series 44 1.70%, 9/20/44		769,050	6,840,672
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		2,053,350	20,424,142
Series 143 1.60%, 3/20/33		935,050	8,563,534
Series 150 1.40%, 9/20/34		570,100	4,980,336
Japan Government Two Year Bond Series 349 0.10%, 2/15/17		1,165,900	9,761,592

			52,952,153

Mexico – 3.1%
Mexican Bonos Series M 4.75%, 6/14/18	MXN	135,570	9,100,405
7.75%, 11/13/42		115,825	9,246,617
8.00%, 6/11/20		49,980	3,780,182
Series M 10 8.50%, 12/13/18		120,000	9,042,618

			31,169,822

Netherlands – 4.2%
Netherlands Government Bond
1.25%, 1/15/19(a)	EUR	11,995	14,125,728
2.00%, 7/15/24		940	1,209,960
2.25%, 7/15/22(a)		3,230	4,165,632
2.50%, 1/15/33(a)		2,860	4,110,157

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

3.25%, 7/15/21(a)	EUR	12,145	$16,350,761
4.00%, 7/15/19(a)		1,340	1,767,259

			41,729,497

New Zealand – 0.4%
New Zealand Government Bond Series 423 5.50%, 4/15/23(a)	NZD	4,727	4,129,276

Singapore – 0.5%
Singapore Government Bond 3.375%, 9/01/33	SGD	5,975	4,830,190

South Africa – 0.5%
South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	36,100	3,771,679
Series R213 7.00%, 2/28/31		21,030	1,630,990

			5,402,669

Spain – 1.6%
Spain Government Bond 1.95%, 7/30/30(a)	EUR	8,485	9,680,201
4.40%, 10/31/23(a)		4,585	6,492,058

			16,172,259

Sweden – 0.4%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	24,950	3,646,525

United Kingdom – 10.2%
United Kingdom Gilt 1.00%, 9/07/17(a)	GBP	6,835	10,618,382
1.75%, 1/22/17-9/07/22(a)		21,495	33,716,324
2.25%, 9/07/23(a)		605	974,258
3.25%, 1/22/44(a)		2,750	4,910,500
3.75%, 9/07/19(a)		1,350	2,318,358
4.25%, 12/07/40(a)		1,005	2,083,126
4.50%, 3/07/19-12/07/42(a)		10,558	21,488,246
4.75%, 12/07/30(a)		5,269	10,968,139
5.00%, 3/07/18(a)		7,790	13,511,642

			100,588,975

United States – 8.2%
U.S. Treasury Bonds 2.875%, 5/15/43	U.S.$	2,980	3,140,640
3.125%, 8/15/44		5,250	5,815,604
4.50%, 2/15/36		3,530	4,757,776
4.625%, 2/15/40		16,233	22,498,643

AB POOLING PORTFOLIOS •	81

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 0.625%, 8/15/16	U.S.$	3,593	$3,601,702
1.00%, 3/31/17		9,743	9,810,743
1.125%, 12/31/19		12,593	12,378,529
1.50%, 2/28/19		15	14,697
1.625%, 8/15/22		2,852	2,808,775
2.375%, 8/15/24		9,035	9,327,228
2.50%, 5/15/24		3,405	3,552,372
2.625%, 8/15/20		1,800	1,896,610
2.75%, 2/15/24		1,185	1,262,302

			80,865,621

Total Governments - Treasuries (cost $475,781,673)			457,444,780

CORPORATES - INVESTMENT GRADE – 21.1%
Industrial – 10.3%
Basic – 0.7%
Air Products & Chemicals, Inc. 2.75%, 2/03/23		2,067	2,056,527
Glencore Funding LLC 4.125%, 5/30/23(a)		561	574,098
International Paper Co. 3.65%, 6/15/24		1,781	1,817,902
Minsur SA 6.25%, 2/07/24(a)		714	782,991
Samarco Mineracao SA
4.125%, 11/01/22(a)		475	442,344
5.75%, 10/24/23(a)		960	955,200

			6,629,062

Capital Goods – 0.5%
BAE Systems Holdings, Inc. 3.80%, 10/07/24(a)		2,157	2,266,455
Republic Services, Inc. 3.80%, 5/15/18		85	89,811
Yamana Gold, Inc. 4.95%, 7/15/24		2,128	2,119,733

			4,475,999

Communications - Media – 1.3%
21st Century Fox America, Inc. 6.55%, 3/15/33		268	353,231
CBS Corp. 3.50%, 1/15/25		1,325	1,333,431
Comcast Corp. 4.25%, 1/15/33		965	1,039,395

82	• AB POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.45%, 4/01/24	U.S.$	1,065	$1,136,508
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)		681	712,053
Omnicom Group, Inc. 3.625%, 5/01/22		1,008	1,061,463
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,109	2,593,260
Time Warner, Inc. 7.625%, 4/15/31		380	535,236
Viacom, Inc. 3.875%, 4/01/24		1,016	1,039,160
WPP Finance 2010
3.75%, 9/19/24		2,040	2,133,028
4.75%, 11/21/21		417	467,260

			12,404,025

Communications - Telecommunications – 1.7%
America Movil SAB de CV 3.125%, 7/16/22		1,330	1,353,182
American Tower Corp. 5.05%, 9/01/20		2,750	3,002,224
Bell Canada 3.25%, 6/17/20	CAD	924	785,367
3.35%, 6/18/19		460	392,098
4.70%, 9/11/23		625	576,084
British Telecommunications PLC 2.00%, 6/22/15	U.S.$	1,215	1,219,909
Deutsche Telekom International Finance BV 4.875%, 3/06/42 (a)		2,586	2,907,760
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	1,100	968,354
SBA Tower Trust 2.898%, 10/15/19(a)	U.S.$	1,248	1,255,762
3.869%, 10/15/24(a)		1,031	1,055,467
Verizon Communications, Inc. 6.55%, 9/15/43		2,358	3,098,990

			16,615,197

Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		2,126	2,148,918

AB POOLING PORTFOLIOS •	83

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21	U.S.$	2,151	$2,214,883

Consumer Non-Cyclical – 1.3%
Actavis Funding SCS 3.85%, 6/15/24		697	711,853
Agilent Technologies, Inc. 5.00%, 7/15/20		505	551,287
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	4,003,171
Becton Dickinson and Co. 2.675%, 12/15/19		791	807,597
3.734%, 12/15/24		552	578,743
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	488,463
Kroger Co. (The) 3.40%, 4/15/22		242	249,457
Medtronic, Inc. 2.50%, 3/15/20(a)		1,217	1,237,807
Perrigo Co. PLC 4.00%, 11/15/23		275	288,019
Perrigo Finance PLC 3.50%, 12/15/21		262	271,069
Reynolds American, Inc. 3.25%, 11/01/22		1,269	1,265,408
Tyson Foods, Inc. 2.65%, 8/15/19		493	503,223
3.95%, 8/15/24		1,624	1,725,503

			12,681,600

Energy – 2.7%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	788,504
Energy Transfer Partners LP
6.70%, 7/01/18		972	1,100,677
7.50%, 7/01/38		1,054	1,358,347
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		183	183,541
3.50%, 9/01/23		698	690,829
3.95%, 9/01/22		495	506,872
4.15%, 3/01/22		863	894,717
6.85%, 2/15/20		727	851,145
Nabors Industries, Inc. 5.10%, 9/15/23		740	706,149
NiSource Finance Corp. 6.80%, 1/15/19		3,445	4,056,860

84	• AB POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Noble Energy, Inc. 8.25%, 3/01/19	U.S.$	2,858	$3,435,236
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,559,039
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		2,345	2,585,353
Southwestern Energy Co. 4.10%, 3/15/22		823	810,558
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		1,055	1,131,693
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	1,739,354
Williams Partners LP 3.90%, 1/15/25		943	940,541
4.125%, 11/15/20		2,295	2,401,054
4.50%, 11/15/23		425	445,498

			27,185,967

Technology – 0.8%
Hewlett-Packard Co. 2.75%, 1/14/19		215	220,156
3.75%, 12/01/20		1,317	1,384,344
KLA-Tencor Corp. 4.65%, 11/01/24		1,582	1,670,639
Motorola Solutions, Inc. 3.50%, 3/01/23		1,650	1,653,231
7.50%, 5/15/25		290	356,862
Seagate HDD Cayman 4.75%, 1/01/25(a)		765	809,812
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		1,483	1,523,014
Total System Services, Inc. 2.375%, 6/01/18		791	790,063

			8,408,121

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.75%, 12/15/16		1,115	1,196,931

Transportation - Services – 0.8%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		1,708	1,726,849
5.00%, 4/07/18(a)		1,675	1,800,220
Penske Truck Leasing Co. LP / PTL Finance Corp. 3.375%, 2/01/22(a)		2,485	2,470,297

AB POOLING PORTFOLIOS •	85

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ryder System, Inc. 5.85%, 11/01/16	U.S.$	930	$996,177
7.20%, 9/01/15		908	935,755

			7,929,298

			101,890,001

Financial Institutions – 9.0%
Banking – 6.0%
Bank of America Corp. 4.20%, 8/26/24		1,340	1,387,532
4.875%, 4/01/44		3,345	3,833,882
Series L 2.60%, 1/15/19		1,280	1,300,291
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,003	1,480,664
BNP Paribas SA 5.00%, 1/15/21	U.S.$	2,966	3,371,538
BPCE SA 5.70%, 10/22/23(a)		540	599,263
Compass Bank 2.75%, 9/29/19		1,034	1,046,318
5.50%, 4/01/20		4,989	5,444,361
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		1,486	1,543,158
Credit Suisse/New York NY 3.00%, 10/29/21		2,549	2,597,696
Fifth Third Bancorp 2.30%, 3/01/19		1,132	1,140,473
Goldman Sachs Group, Inc. (The) 3.85%, 7/08/24		2,675	2,794,757
Series D 6.00%, 6/15/20		920	1,072,640
Series G 7.50%, 2/15/19		2,855	3,410,326
ING Bank NV 3.75%, 3/07/17(a)		1,600	1,674,904
Lloyds Bank PLC 6.50%, 9/14/20(a)		2,702	3,172,918
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		651	695,441
Mellon Capital III 6.369%, 9/05/66	GBP	850	1,364,764
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)	U.S.$	2,266	2,412,495
Morgan Stanley Series F 3.875%, 4/29/24		2,640	2,775,688

86	• AB POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series G 5.45%, 1/09/17	U.S.$	1,615	$1,732,341
5.50%, 7/24/20		1,430	1,633,390
Murray Street Investment Trust I 4.647%, 3/09/17		272	289,094
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	4,049,258
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,102,283
6.125%, 9/23/24(a)(c)		385	396,550
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		605	626,175
Santander UK PLC 5.00%, 11/07/23(a)		925	1,002,297
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		2,214	2,273,889
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		1,377	1,379,443

			59,603,829

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		2,586	2,608,995

Insurance – 2.3%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		1,820	1,971,484
American International Group, Inc. 3.375%, 8/15/20		1,050	1,111,355
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(c)		1,041	1,113,870
Five Corners Funding Trust 4.419%, 11/15/23(a)		1,060	1,142,206
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15		685	686,736
5.125%, 4/15/22		600	690,161
5.50%, 3/30/20		922	1,049,461
Humana, Inc. 6.30%, 8/01/18		369	420,136
7.20%, 6/15/18		610	709,834
Lincoln National Corp. 8.75%, 7/01/19		791	991,480
Markel Corp. 7.125%, 9/30/19		1,105	1,319,753
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,314,412
MetLife Capital Trust IV 7.875%, 12/15/37(a)		162	207,765

AB POOLING PORTFOLIOS •	87

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetLife, Inc. 4.75%, 2/08/21	U.S.$	1,085	$1,226,384
7.717%, 2/15/19		1,159	1,409,772
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Series E 6.25%, 5/26/42(a)	EUR	1,400	2,047,563
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	740	1,186,069
Prudential Financial, Inc. 5.625%, 6/15/43		2,045	2,162,588
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		1,295	1,660,006

			22,421,035

Other Finance – 0.1%
SUAM Finance BV 4.875%, 4/17/24(a)		1,289	1,332,774

REITS – 0.3%
HCP, Inc. 6.00%, 1/30/17		2,195	2,381,068
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		568	570,247

			2,951,315

			88,917,948

Utility – 1.5%
Electric – 0.8%
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	565,125
Exelon Generation Co. LLC 4.25%, 6/15/22		2,463	2,582,049
Monongahela Power Co. 4.10%, 4/15/24(a)		1,059	1,156,411
TECO Finance, Inc. 4.00%, 3/15/16		745	768,167
5.15%, 3/15/20		915	1,022,628
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)		1,160	1,209,724
Union Electric Co. 6.70%, 2/01/19		315	369,581

			7,673,685

Natural Gas – 0.6%
Centrica PLC 4.00%, 10/16/23(a)		1,865	1,949,097
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		1,515	1,619,163

88	• AB POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Talent Yield Investments Ltd. 4.50%, 4/25/22(a)	U.S.$	2,400	$2,525,040

			6,093,300

Other Utility – 0.1%
Veolia Environnement SA Series E 6.125%, 11/25/33	EUR	640	1,189,888

			14,956,873

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Ecopetrol SA 7.375%, 9/18/43	U.S.$	730	826,725
OCP SA 5.625%, 4/25/24(a)		654	707,628
Oleoducto Central SA 4.00%, 5/07/21(a)		1,041	1,027,952
Petrobras Global Finance BV 4.75%, 1/14/25	EUR	775	754,519

			3,316,824

Total Corporates - Investment Grade (cost $195,628,852)			209,081,646

MORTGAGE PASS- THROUGHS – 6.4%
United States – 6.4%
Federal Home Loan Mortgage Corp. 2.272%, 5/01/38(d)	U.S.$	1,358	1,454,129
Federal Home Loan Mortgage Corp. Gold Series 2006 4.50%, 5/01/36		30	32,152
Series 2007 5.50%, 7/01/35		869	979,569
Federal National Mortgage Association 3.00%, 9/01/42-11/01/43		8,080	8,250,848
4.00%, 3/01/45, TBA		44,104	47,160,270
Series 2003 2.435%, 12/01/33(d)		723	773,620
5.50%, 4/01/33		724	816,924
Series 2004 5.50%, 4/01/34-11/01/34		2,216	2,503,852
Series 2005 5.50%, 2/01/35		549	620,491
Series 2006 5.00%, 1/01/36		2	1,683

AB POOLING PORTFOLIOS •	89

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007 4.50%, 8/01/37	U.S.$	219	$238,371

Total Mortgage Pass-Throughs (cost $61,882,309)			62,831,909

COVERED BONDS – 4.3%
Abbey National Treasury Services PLC/London Series E 1.625%, 11/26/20(a)	EUR	2,015	2,418,855
Aib Mortgage Bank Series E 4.875%, 6/29/17		665	825,798
Bank of Ireland Mortgage Bank 3.125%, 11/20/15		580	662,658
Bank of Nova Scotia (The) 1.75%, 3/22/17(a)	U.S.$	2,900	2,938,379
Bank of Scotland PLC Series E 4.75%, 6/08/22	EUR	3,180	4,647,583
BPCE SFH SA 3.625%, 5/12/16(a)		400	466,825
Series E 1.00%, 2/24/25(a)		2,100	2,429,974
2.75%, 2/16/17		1,800	2,122,399
Caisse de Refinancement de l’Habitat SA 3.90%, 1/18/21		677	918,884
Caisse Francaise de Financement Local Series E 3.50%, 9/16/16		883	1,041,027
CaixaBank SA 5.125%, 4/27/16		1,250	1,478,942
Cie de Financement Foncier SA Series E 3.375%, 1/18/16		3,457	3,981,959
Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(a)		2,000	2,412,797
DNB Boligkreditt AS Series E 3.875%, 6/16/21		1,778	2,425,276
National Australia Bank Ltd. 2.00%, 2/22/19(a)	U.S.$	3,190	3,207,557
Nationwide Building Society 3.125%, 10/13/16(a)	EUR	2,610	3,066,681
Series E 4.375%, 2/28/22		1,700	2,417,211

90	• AB POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Santander Consumer Finance SA 3.875%, 3/23/16	EUR	1,300	$1,512,128
Societe Generale SFH Series E 3.25%, 6/06/16(a)		900	1,048,213
UBS AG/London Series E 1.375%, 4/16/21(a)		2,040	2,422,815

Total Covered Bonds (cost $44,942,333)			42,445,961

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.9%
Non-Agency Fixed Rate CMBS – 2.4%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51	U.S.$	4,399	4,783,842
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		2,570	2,590,563
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.772%, 3/15/49		2,366	2,449,613
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.044%, 12/10/49		3,670	3,995,261
Commercial Mortgage Pass Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46		5,420	5,491,246
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,615	1,636,798
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		2,958	3,100,891

			24,048,214

Non-Agency Floating Rate CMBS – 1.0%
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.072%, 6/11/27(a)(e)		2,026	2,018,635
Series 2014-SAVA, Class A 1.322%, 6/15/34(a)(e)		1,713	1,709,320

AB POOLING PORTFOLIOS •	91

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.093%, 6/15/29(a)(e)	U.S.$	2,672	$2,665,520
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.206%, 4/15/32(a)(e)		1,108	1,098,262
Starwood Retail Property Trust Series 2014-STAR, Class A 1.392%, 11/15/27(a)(e)		1,721	1,722,639

			9,214,376

Agency CMBS – 0.5%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	4,991,874

Total Commercial Mortgage-Backed Securities (cost $38,758,474)			38,254,464

INFLATION-LINKED SECURITIES – 3.5%
United States – 3.5%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $34,926,090)		34,203	34,739,760

GOVERNMENTS - SOVEREIGN AGENCIES – 2.5%
Canada – 1.0%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	11,205	10,059,313

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45	U.S.$	737	707,520

France – 0.4%
Dexia Credit Local SA/New York, NY
1.25%, 10/18/16(a)		1,383	1,390,187
1.50%, 10/07/17(a)		2,691	2,701,239

			4,091,426

Germany – 0.6%
FMS Wertmanagement AoeR 1.125%, 9/03/18(a)	EUR	3,500	4,078,411

92	• AB POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series E 3.00%, 8/03/18(a)	EUR	1,300	$1,606,728
3.375%, 6/17/21		600	808,198

			6,493,337

Qatar – 0.1%
Ooredoo International Finance Ltd. 3.875%, 1/31/28(a)	U.S.$	647	636,907

United Arab Emirates – 0.3%
Abu Dhabi National Energy Co. PJSC 3.625%, 1/12/23(a)		819	838,306
3.875%, 5/06/24(a)		1,060	1,098,361
4.125%, 3/13/17(a)		757	792,151

			2,728,818

Total Governments - Sovereign Agencies (cost $27,347,015)			24,717,321

AGENCIES – 2.2%
United States – 2.2%
Federal National Mortgage Association Zero Coupon, 10/09/19		2,180	1,984,227
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		22,014	19,844,807

Total Agencies (cost $19,839,952)			21,829,034

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.2%
GSE Risk Share Floating Rate – 2.0%
Federal Home Loan Mortgage Corp Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.371%, 2/25/24(e)		2,195	2,221,763
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-HQ1, Class M2 2.671%, 8/25/24(e)		920	925,112
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2 2.571%, 8/25/24(e)		1,750	1,778,054
Series 2014-HQ2, Class M1 1.621%, 9/25/24(e)		3,430	3,432,803
Series 2014-HQ3, Class M1 1.821%, 10/25/24(e)		4,558	4,572,644

AB POOLING PORTFOLIOS •	93

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.171%, 10/25/23(e)	U.S.$	827	$831,772
Series 2014-C01, Class M1 1.771%, 1/25/24(e)		2,177	2,181,390
Series 2014-C04, Class 2M1 2.271%, 11/25/24(e)		2,300	2,323,370
Series 2015-C01, Class 1M1 1.674%, 2/25/25(e)		1,790	1,793,941

			20,060,849

Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.546%, 5/25/35		948	911,532

Agency Fixed Rate – 0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.733%, 5/28/35		392	354,514

Total Collateralized Mortgage Obligations (cost $21,276,726)			21,326,895

QUASI-SOVEREIGNS – 1.9%
Quasi-Sovereign Bonds – 1.9%
Chile – 0.3%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		2,595	2,780,015

China – 0.4%
Sinopec Group Overseas Development 2014 Ltd. 4.375%, 4/10/24(a)		1,389	1,506,857
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		2,436	2,644,789

			4,151,646

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,759,805

Mexico – 0.4%
Petroleos Mexicanos 4.50%, 1/23/26(a)		3,970	4,040,467

Peru – 0.1%
Fondo MIVIVIENDA SA 3.50%, 1/31/23(a)		613	606,870

94	• AB POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)	U.S.$	3,300	$3,448,500

Total Quasi-Sovereigns (cost $17,704,969)			18,787,303

CORPORATES - NON-INVESTMENT GRADE – 0.6%
Financial Institutions – 0.6%
Banking – 0.5%
Barclays PLC 4.375%, 9/11/24		945	961,320
BNP Paribas SA 5.186%, 6/29/15(a)(c)		846	852,345
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)(c)		430	432,150
Societe Generale SA 5.922%, 4/05/17(a)(c)		1,515	1,578,630
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,484,766

			5,309,211

Insurance – 0.1%
ING Groep NV 5.775%, 12/08/15(c)		719	733,380

Total Corporates - Non-Investment Grade (cost $5,863,529)			6,042,591

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.4%
Communications - Media – 0.2%
Myriad International Holdings BV 6.00%, 7/18/20(a)		1,582	1,741,911

Consumer Non-Cyclical – 0.2%
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		1,885	2,021,662

Total Emerging Markets - Corporate Bonds (cost $3,608,999)			3,763,573

AB POOLING PORTFOLIOS •	95

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Indonesia – 0.3%
Indonesia Government International Bond 3.375%, 4/15/23(a) (cost $3,296,836)	U.S.$	3,326	$3,296,897

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
State of California Series 2010 7.625%, 3/01/40 (cost $2,016,928)		1,985	3,139,476

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,600,001)		2,340	2,780,021

ASSET-BACKED SECURITIES – 0.0%
Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.296%, 12/25/32(e) (cost $328,475)		328	314,735

		Shares
SHORT-TERM INVESTMENTS – 12.4%
Investment Companies – 7.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(f)(g) (cost $75,639,054)		75,639,054	75,639,054

		Principal Amount (000)
U.S. Treasury Bills – 4.8%
U.S. Treasury Bill Zero Coupon, 5/21/15 (cost $47,644,373)	U.S.$	47,645	47,644,373

Total Short-Term Investments (cost $123,283,427)			123,283,427

96	• AB POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

U.S. $ Value

Total Investments – 108.6% (cost $1,079,086,588)	$1,074,079,793
Other assets less liabilities – (8.6)%	(85,084,037)

Net Assets – 100.0%	$988,995,756

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2015	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S Long Bond (CBT) Futures	127	June 2015	$20,367,362	$20,554,156	$(186,794)
U.S T-Note 5 Yr (CBT) Futures	439	June 2015	52,247,192	52,364,470	(117,278)
U.S T-Note 10 Yr (CBT) Futures	199	June 2015	25,341,104	25,431,578	(90,474)

					$(394,546)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	9,815	IDR	127,290,769	4/17/15	$(146,726)
BNP Paribas SA	GBP	1,059	USD	1,598	3/05/15	(37,213)
BNP Paribas SA	USD	1,638	GBP	1,061	3/05/15	566
BNP Paribas SA	SGD	13,286	USD	9,881	3/06/15	132,918
BNP Paribas SA	ZAR	63,907	USD	5,498	4/17/15	58,678
Citibank	USD	12,633	GBP	8,177	3/05/15	(9,139)
Citibank	AUD	12,763	USD	9,917	3/20/15	(46,660)
Citibank	EUR	157,106	USD	177,800	3/26/15	1,946,764
Citibank	USD	2,856	EUR	2,515	3/26/15	(40,819)
Credit Suisse International	JPY	7,251,284	USD	61,435	3/06/15	817,563
Deutsche Bank AG	BRL	12,614	USD	4,836	3/03/15	391,226
Deutsche Bank AG	BRL	12,614	USD	4,383	3/03/15	(62,472)
Deutsche Bank AG	USD	8,789	BRL	25,228	3/03/15	101,676
Deutsche Bank AG	BRL	12,614	USD	4,364	4/02/15	(40,905)
Goldman Sachs Bank USA	GBP	74,787	USD	112,321	3/05/15	(3,137,251)
Goldman Sachs Bank USA	JPY	1,167,395	USD	9,821	3/06/15	61,721
Goldman Sachs Bank USA	USD	15,735	JPY	1,849,548	3/06/15	(273,843)
HSBC Bank USA	MXN	186,933	USD	12,483	4/16/15	(3,155)
JPMorgan Chase Bank	GBP	912	USD	1,406	3/05/15	(2,065)
JPMorgan Chase Bank	USD	1,787	GBP	1,173	3/05/15	23,753
Northern Trust Company	SEK	25,950	USD	3,181	3/11/15	68,170
Royal Bank of Scotland PLC	AUD	23,300	USD	18,525	3/20/15	335,562
Royal Bank of Scotland PLC	EUR	8,700	USD	9,918	3/26/15	180,111
Royal Bank of Scotland PLC	TWD	155,954	USD	4,964	3/27/15	5,422
Royal Bank of Scotland PLC	NZD	4,508	USD	3,302	4/10/15	(95,673)

AB POOLING PORTFOLIOS •	97

Global Core Bond Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	DKK	23,949	USD	3,735	3/11/15	$142,531
State Street Bank & Trust Co.	EUR	18,930	USD	21,518	3/26/15	328,189
State Street Bank & Trust Co.	USD	654	EUR	573	3/26/15	(12,606)
State Street Bank & Trust Co.	CAD	39,914	USD	31,696	4/10/15	(214,993)
UBS AG	EUR	1,548	USD	1,763	3/26/15	30,549

						$501,879

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate market value of these securities amounted to $330,810,114 or 33.4% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2015.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Variable rate coupon, rate shown as of February 28, 2015.

(e)	Floating Rate Security. Stated interest rate was in effect at February 28, 2015.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
DKK	– Danish Krone
EUR	– Euro
GBP	– Great British Pound
IDR	– Indonesian Rupiah
JPY	– Japanese Yen
MXN	– Mexican Peso
NZD	– New Zealand Dollar
SEK	– Swedish Krona
SGD	– Singapore Dollar
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

Glossary:

CBT	– Chicago Board of Trade
CMBS	– Commercial Mortgage-Backed Securities
GMTN	– Global Medium Term Note
GSE	– Government-Sponsored Enterprise
OAT	– Obligations Assimilables du Trésor
PJSC	– Public Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

98	• AB POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 96.9%
United States – 96.9%
U.S. Treasury Inflation Index
0.125%, 4/15/17-1/15/23 (TIPS)(a)	U.S.$	274,896	$278,497,775
0.125%, 4/15/19-7/15/24 (TIPS)		96,584	97,487,895
0.25%, 1/15/25 (TIPS)		33,404	33,656,690
0.375%, 7/15/23 (TIPS)(a)		40,845	41,898,362
0.625%, 7/15/21 (TIPS)(a)		51,834	54,296,291
0.625%, 1/15/24 (TIPS)		36,725	38,294,125
1.125%, 1/15/21 (TIPS)(a)		26,992	28,948,886
1.25%, 7/15/20 (TIPS)(a)(b)		43,750	47,321,308
1.375%, 1/15/20 (TIPS)		16,004	17,268,589
1.625%, 1/15/18 (TIPS)(a)		6,424	6,845,078
1.875%, 7/15/15-7/15/19 (TIPS)		13,053	13,732,357
2.125%, 1/15/19 (TIPS)(a)		5,010	5,508,813
2.375%, 1/15/17 (TIPS)		13,478	14,311,508
2.50%, 7/15/16 (TIPS)		46,570	49,040,424

Total Inflation-Linked Securities (cost $718,864,455)			727,108,101

CORPORATES - INVESTMENT GRADE – 16.3%
Industrial – 10.1%
Basic – 1.5%
Basell Finance Co. BV 8.10%, 3/15/27(c)		590	812,234
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		893	891,585
Dow Chemical Co. (The) 8.55%, 5/15/19		637	795,685
Glencore Funding LLC 3.125%, 4/29/19(c)		3,225	3,293,048
International Paper Co. 4.75%, 2/15/22		1,710	1,893,474
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,288,829
Minsur SA 6.25%, 2/07/24(c)		1,402	1,537,470
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		832	802,880

			11,315,205

Capital Goods – 0.3%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)		793	624,487
Yamana Gold, Inc. 4.95%, 7/15/24		1,588	1,581,831

			2,206,318

AB POOLING PORTFOLIOS •	99

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 1.3%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41	U.S.$	1,584	$2,058,356
CBS Corp. 5.75%, 4/15/20		1,625	1,864,273
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.80%, 3/15/22		469	484,445
4.45%, 4/01/24		620	661,629
5.00%, 3/01/21		1,700	1,885,217
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	633,634
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)(e)		906	965,343
Omnicom Group, Inc. 3.625%, 5/01/22		703	740,286
Viacom, Inc. 3.875%, 4/01/24		635	649,475

			9,942,658

Communications - Telecommunications – 1.2%
American Tower Corp. 5.05%, 9/01/20		1,355	1,479,278
AT&T, Inc. 5.35%, 9/01/40		1,397	1,488,341
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	150	132,048
SBA Tower Trust 2.898%, 10/15/19(c)	U.S.$	1,573	1,582,784
Telefonica Emisiones SAU 5.462%, 2/16/21		835	957,281
Verizon Communications, Inc.
5.15%, 9/15/23		1,957	2,244,354
7.35%, 4/01/39		780	1,073,480

			8,957,566

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC
2.597%, 11/04/19		919	928,907
5.00%, 5/15/18		337	368,451
5.875%, 8/02/21		1,166	1,377,321

			2,674,679

Consumer Cyclical - Retailers – 0.3%
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		1,910	1,988,321

100	• AB POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.8%
Actavis Funding SCS 3.85%, 6/15/24	U.S.$	517	$528,017
Altria Group, Inc. 2.625%, 1/14/20		1,915	1,945,128
Bayer US Finance LLC 3.375%, 10/08/24(c)		611	636,618
Becton Dickinson and Co. 3.734%, 12/15/24		832	872,309
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,634,981
Grupo Bimbo SAB de CV 3.875%, 6/27/24(c)		1,270	1,312,469
Kroger Co. (The) 3.40%, 4/15/22		1,324	1,364,798
Medtronic, Inc. 3.50%, 3/15/25(c)		1,910	1,993,595
Perrigo Finance PLC 3.50%, 12/15/21		251	259,688
Reynolds American, Inc. 3.25%, 11/01/22		899	896,455
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		696	747,067
Tyson Foods, Inc. 2.65%, 8/15/19		367	374,610
3.95%, 8/15/24		1,207	1,282,440

			13,848,175

Energy – 1.9%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		654	570,888
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,778,919
Enterprise Products Operating LLC 5.20%, 9/01/20		720	816,025
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,473,512
4.15%, 3/01/22		625	647,970
Marathon Petroleum Corp. 5.125%, 3/01/21		590	663,461
Nabors Industries, Inc. 5.10%, 9/15/23		193	184,171
Noble Energy, Inc. 3.90%, 11/15/24		996	1,028,335
8.25%, 3/01/19		1,370	1,646,702
Reliance Holding USA, Inc. 5.40%, 2/14/22(c)		2,065	2,276,654

AB POOLING PORTFOLIOS •	101

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Spectra Energy Capital LLC 8.00%, 10/01/19	U.S.$	450	$548,306
Transocean, Inc. 6.50%, 11/15/20(a)		1,395	1,241,550
Valero Energy Corp. 6.125%, 2/01/20		998	1,142,281

			14,018,774

Other Industrial – 0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(c)		636	631,437

Technology – 0.8%
KLA-Tencor Corp. 4.65%, 11/01/24		1,321	1,395,015
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,895,058
Seagate HDD Cayman 4.75%, 1/01/25(c)		740	783,348
Tencent Holdings Ltd. 3.375%, 5/02/19(c)		1,230	1,263,188
Total System Services, Inc. 2.375%, 6/01/18		530	529,372

			5,865,981

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,733,672

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,021,020
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,105,000
5.85%, 11/01/16		630	674,830

			2,800,850

			75,983,636

Financial Institutions – 5.4%
Banking – 3.3%
Bank of America Corp. 0.919%, 3/28/18(f)	EUR	1,850	2,061,962
5.625%, 7/01/20	U.S.$	705	810,964
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	459	677,592
BPCE SA 5.70%, 10/22/23(c)	U.S.$	397	440,570
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands 3.95%, 11/09/22		361	374,885

102	• AB POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse AG 6.50%, 8/08/23(c)	U.S.$	1,392	$1,580,020
Goldman Sachs Group, Inc. (The) 1.861%, 11/29/23(f)		1,550	1,600,369
ING Bank NV 2.00%, 9/25/15(c)		1,995	2,009,249
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(c)		1,710	1,820,550
Morgan Stanley 5.625%, 9/23/19		348	395,084
Series G 5.50%, 7/24/20-7/28/21		1,397	1,609,085
Murray Street Investment Trust I 4.647%, 3/09/17		184	195,564
National Capital Trust II Delaware 5.486%, 3/23/15(c)(e)		1,090	1,091,308
Nordea Bank AB 6.125%, 9/23/24(c)(e)		232	238,960
PNC Bank NA 3.80%, 7/25/23		1,930	2,022,978
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)(e)		735	760,725
Santander Bank NA 1.182%, 1/12/18(f)		1,870	1,870,501
Santander UK PLC 5.00%, 11/07/23(c)		1,050	1,137,742
Standard Chartered PLC Series E 4.00%, 7/12/22(c)		1,900	1,951,395
UBS AG/Stamford CT 5.875%, 7/15/16		655	697,320
7.625%, 8/17/22		929	1,130,002

			24,476,825

Insurance – 1.3%
American International Group, Inc. 6.40%, 12/15/20		1,660	2,022,365
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(c)(e)		804	860,280
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,330	1,529,856
6.10%, 10/01/41		760	982,868
Lincoln National Corp. 8.75%, 7/01/19		550	689,398
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		548	878,332
Prudential Financial, Inc. 5.625%, 6/15/43		940	994,050

AB POOLING PORTFOLIOS •	103

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Swiss Re Capital I LP 6.854%, 5/25/16(c)(e)	U.S.$	1,815	$1,904,843

			9,861,992

REITS – 0.8%
HCP, Inc. 5.375%, 2/01/21		1,877	2,104,873
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,180,485
Trust F/1401 5.25%, 12/15/24(c)		1,555	1,656,075

			5,941,433

			40,280,250

Utility – 0.5%
Electric – 0.2%
CMS Energy Corp. 5.05%, 3/15/22		669	753,794
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	294,897
Exelon Generation Co. LLC 4.25%, 6/15/22		763	799,879

			1,848,570

Natural Gas – 0.3%
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,198,889

			4,047,459

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
OCP SA 5.625%, 4/25/24(c)		515	557,230
Petrobras Global Finance BV 5.75%, 1/20/20		1,450	1,337,582

			1,894,812

Total Corporates - Investment Grade (cost $116,400,561)			122,206,157

ASSET-BACKED SECURITIES – 9.9%
Autos - Fixed Rate – 5.9%
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		1,555	1,558,680
Series 2014-1, Class A2 1.29%, 1/15/19		2,665	2,673,612

104	• AB POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17	U.S.$	218	$217,840
Series 2013-3, Class A3 0.92%, 4/09/18		2,725	2,727,306
Series 2013-4, Class A3 0.96%, 4/09/18		1,085	1,085,638
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		514	513,586
Series 2014-A, Class A2 0.81%, 11/15/22(c)		822	820,456
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		3,140	3,233,277
Series 2014-1A, Class A 2.46%, 7/20/20(c)		1,591	1,598,891
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		1,585	1,585,644
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		241	240,903
Series 2013-3, Class A2 1.04%, 11/21/16		2,201	2,203,594
Series 2014-1, Class B 2.22%, 1/22/19		400	404,151
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(c)		2,740	2,739,996
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		974	972,114
Series 2014-B, Class A 1.11%, 11/15/18(c)		995	991,753
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(c)		647	646,723
Series 2015-1, Class A2 1.30%, 9/20/20(c)		1,491	1,490,751
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(c)		98	98,432
Series 2013-1A, Class A 1.29%, 10/16/17(c)		217	217,057
Series 2014-1A, Class A 1.29%, 5/15/18(c)		484	483,372

AB POOLING PORTFOLIOS •	105

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-2A, Class A 1.06%, 8/15/18(c)	U.S.$	489	$487,271
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		267	267,196
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	438	350,503
Series 2014-R2A, Class A1 1.353%, 3/15/16(c)		360	287,724
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	645	641,764
Series 2014-2, Class A 2.31%, 4/15/26(c)		1,373	1,386,109
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19		1,873	1,874,625
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		780	780,095
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		4,705	4,698,808
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	592,049
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		363	363,170
Series 2014-A, Class A2A 0.48%, 6/15/16		937	937,543
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		3,196	3,196,809
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		1,626	1,628,735
Series 2013-5, Class A2A 0.64%, 4/17/17		96	96,187

			44,092,364

Autos - Floating Rate – 1.6%
Ally Master Owner Trust Series 2014-2, Class A 0.543%, 1/16/18(f)		2,342	2,343,369

106	• AB POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.573%, 9/15/17(c)(f)	U.S.$	3,034	$3,036,872
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.554%, 7/20/19(f)		1,993	1,988,777
Series 2015-1, Class A 0.668%, 1/20/20(f)		1,439	1,439,000
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.722%, 12/10/27(c)(f)		2,256	2,258,546
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.921%, 10/25/19(c)(f)		1,301	1,301,000

			12,367,564

Credit Cards - Fixed Rate – 1.1%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		901	901,675
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,685	1,709,549
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		1,300	1,342,081
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		2,269	2,280,143
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,310	1,318,891
Series 2013-A, Class A 1.61%, 12/15/21		809	807,309

			8,359,648

Credit Cards - Floating Rate – 0.7%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.523%, 3/16/20(f)		600	599,944
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.624%, 8/17/20(f)		1,228	1,228,000
First National Master Note Trust Series 2013-2, Class A 0.703%, 10/15/19(f)		1,619	1,622,716

AB POOLING PORTFOLIOS •	107

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust
Series 2014-A, Class A 0.553%, 12/15/19(f)	U.S.$	1,715	$1,718,087

			5,168,747

Other ABS - Fixed Rate – 0.6%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(c)		1,911	1,909,349
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		1,021	1,020,990
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(c)		1,729	1,728,912

			4,659,251

Total Asset-Backed Securities (cost $74,660,158)			74,647,574

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.9%
Non-Agency Fixed Rate CMBS – 7.1%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		3,233	3,515,425
Series 2007-5, Class AM 5.772%, 2/10/51		618	658,318
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		1,182	1,210,950
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		1,950	1,965,602
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		1,970	2,037,612
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.772%, 3/15/49		567	586,508
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,475	1,494,202
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.769%, 5/15/46		1,995	2,159,148
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		853	837,263

108	• AB POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.699%, 6/15/39	U.S.$	947	$992,255
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.557%, 11/10/46(c)		763	840,045
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		1,320	1,311,704
Greenwich Capital Commercial Mortgage Trust
Series 2007-GG9, Class A4 5.444%, 3/10/39		3,382	3,584,497
Series 2007-GG9, Class AM 5.475%, 3/10/39		1,282	1,343,274
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		1,955	1,985,512
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(c)		1,614	1,588,286
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		475	473,339
Series 2006-CB15, Class A4 5.814%, 6/12/43		1,903	1,980,764
Series 2007-CB19, Class AM 5.699%, 2/12/49		700	739,583
Series 2007-LD12, Class AM 6.012%, 2/15/51		598	650,939
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		3,857	4,118,084
Series 2008-C2, Class A1A 5.998%, 2/12/51		1,583	1,734,113
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,091	1,100,253
Series 2011-C5, Class D 5.323%, 8/15/46(c)		552	596,870
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AM 5.455%, 2/15/40		620	663,041
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		1,211	1,229,333
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		1,261	1,326,789

AB POOLING PORTFOLIOS •	109

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49	U.S.$	4,662	$4,887,577
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		317	325,584
Series 2012-C4, Class A5 2.85%, 12/10/45		637	644,069
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		3,694	3,804,244
WFRBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		1,776	1,859,740
Series 2014-C20, Class A2 3.036%, 5/15/47		1,218	1,267,891

			53,512,814

Non-Agency Floating Rate CMBS – 1.4%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.492%, 11/15/19(c)(f)		1,065	1,065,324
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.072%, 6/11/27(c)(f)		1,490	1,484,887
Series 2014-SAVA, Class A 1.322%, 6/15/34(c)(f)		1,270	1,267,104
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.871%, 12/05/31(c)(f)		1,010	1,006,880
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.093%, 6/15/29(c)(f)		1,987	1,982,182
PFP III Ltd. Series 2014-1, Class A 1.326%, 6/14/31(c)(f)		1,274	1,275,709
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.206%, 4/15/32(c)(f)		827	820,101
Starwood Retail Property Trust Series 2014-STAR, Class A 1.392%, 11/15/27(c)(f)		1,299	1,300,502

			10,202,689

110	• AB POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19	U.S.$	2,621	$2,709,684

Total Commercial Mortgage-Backed Securities (cost $67,234,218)			66,425,187

MORTGAGE PASS-THROUGHS – 3.4%
United States – 3.4%
Federal National Mortgage Association 4.00%, 3/01/45, TBA		14,104	15,081,363
Government National Mortgage Association 3.00%, 3/01/45, TBA		10,228	10,502,079

Total Mortgage Pass-Throughs (cost $25,603,245)			25,583,442

CORPORATES - NON-INVESTMENT GRADE – 2.6%
Financial Institutions – 1.5%
Banking – 1.4%
Bank of America Corp. Series Z 6.50%, 10/23/24(e)		770	815,959
Bank of Ireland 2.08%, 9/22/15(f)(g)	CAD	1,060	822,494
Barclays Bank PLC
6.86%, 6/15/32(c)(e)	U.S.$	255	283,050
7.625%, 11/21/22		596	682,048
7.75%, 4/10/23		686	757,172
Barclays PLC 4.375%, 9/11/24		475	483,203
BNP Paribas SA 5.186%, 6/29/15(c)(e)		502	505,765
Credit Agricole SA 7.875%, 1/23/24(c)(e)		368	389,160
Credit Suisse Group AG 7.50%, 12/11/23(c)(e)		305	327,494
HBOS Capital Funding LP 4.939%, 5/23/16(e)	EUR	2,440	2,727,968
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)	U.S.$	1,365	1,405,364
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		285	322,371
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(c)(e)		340	341,700

AB POOLING PORTFOLIOS •	111

Bond Inflation Protection Portfolio—Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

Societe Generale SA 5.922%, 4/05/17(c)(e)	U.S.$		230	$239,660

				10,103,408

Finance – 0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17			453	484,710
International Lease Finance Corp. 5.875%, 4/01/19			539	592,900

				1,077,610

				11,181,018

Industrial – 0.9%
Basic – 0.0%
Novelis, Inc. 8.375%, 12/15/17			166	173,470

Communications - Media – 0.0%
CSC Holdings LLC 8.625%, 2/15/19			268	312,555

Communications - Telecommunications – 0.2%
Numericable-SFR 5.375%, 5/15/22(c)		EUR	283	335,138
Sprint Corp. 7.875%, 9/15/23		U.S.$	810	836,325

				1,171,463

Consumer Cyclical - Automotive – 0.2%
General Motors Co. 3.50%, 10/02/18			775	798,250
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20			352	374,440

				1,172,690

Consumer Cyclical - Other – 0.1%
KB Home 4.75%, 5/15/19			632	612,250
MCE Finance Ltd. 5.00%, 2/15/21(c)			385	370,563

				982,813

Consumer Non-Cyclical – 0.0%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18			278	287,730

Energy – 0.2%
ONEOK, Inc. 4.25%, 2/01/22			1,321	1,247,037

112	• AB POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Paragon Offshore PLC 6.75%, 7/15/22(c)	U.S.$	117	$47,385
7.25%, 8/15/24(c)		671	268,400
SM Energy Co. 6.50%, 1/01/23		74	76,220

			1,639,042

Services – 0.1%
Sabre GLBL, Inc. 8.50%, 5/15/19(c)		699	751,425

Transportation - Services – 0.1%
Hertz Corp. (The) 5.875%, 10/15/20		678	700,035

			7,191,223

Utility – 0.2%
Electric – 0.2%
AES Corp./VA 7.375%, 7/01/21		700	782,250
NRG Energy, Inc. Series WI 6.25%, 5/01/24		532	542,640

			1,324,890

Total Corporates - Non-Investment Grade (cost $20,626,194)			19,697,131

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.4%
GSE Risk Share Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.421%, 11/25/23(f)		1,940	2,010,179
Series 2014-DN2, Class M3 3.771%, 4/25/24(f)		547	534,956
Series 2014-DN3, Class M3
4.171%, 8/25/24(f)		1,965	1,981,657
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.371%, 7/25/24(f)		687	686,126
Series 2014-C04, Class 1M2 5.071%, 11/25/24(f)		1,526	1,604,957
Series 2015-C01, Class 1M2 4.474%, 2/25/25(f)		935	945,410
Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.021%, 4/25/24(f)		746	744,188

			8,507,473

AB POOLING PORTFOLIOS •	113

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.2%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.74%, 1/15/22(f)	U.S.$	1,429	$1,430,385

Agency Fixed Rate – 0.1%
Federal National Mortgage Association REMICs Series 2010-117, Class DI 4.50%, 5/25/25(h)		5,427	553,239

Total Collateralized Mortgage Obligations (cost $10,300,310)			10,491,097

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)		586	627,780

China – 0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(c)		1,910	2,062,632

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,663,630

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18		900	930,060

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		1,695	1,771,275

Total Quasi-Sovereigns (cost $6,684,636)			7,055,377

GOVERNMENTS - TREASURIES – 0.5%
Brazil – 0.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $3,852,593)	BRL	10,010	3,375,435

114	• AB POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Canada – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(c)	U.S.$	730	$770,150

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		547	525,120

Israel – 0.2%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(c)		1,380	1,459,350

Total Governments - Sovereign Agencies (cost $2,707,045)			2,754,620

EMERGING MARKETS - CORPORATE BONDS – 0.2%
Industrial – 0.2%
Communications - Telecommunications – 0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(c)		387	413,006

Consumer Non-Cyclical – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		760	745,560
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(i)(j)		761	30,440
11.75%, 2/09/22(i)(j)		270	10,800

			786,800

Total Emerging Markets - Corporate Bonds (cost $1,692,592)			1,199,806

		Shares
COMMON STOCKS – 0.1%
Mt. Logan Re Ltd. (Preference Shares) (cost $1,100,000)		1,100	1,106,873

PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Insurance – 0.1%
Allstate Corp. (The) 5.10% (cost $740,144)		27,700	735,989

AB POOLING PORTFOLIOS •	115

Bond Inflation Protection Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(k)(l) (cost $14,441,762)		14,441,762	$14,441,762

Total Investments Before Securities Sold Short – 143.5% (cost $1,064,907,913)			1,076,828,551

		Principal Amount (000)
SECURITIES SOLD SHORT – (3.4)%
Mortgage Pass-Throughs – (3.4)%
Agency Fixed Rate 30-Year – (3.4)%
Federal National Mortgage Association 3.00%, 3/01/45, TBA	U.S.$	(10,290)	(10,487,761)
Government National Mortgage Association 4.00%, 3/01/45, TBA		(14,115)	(15,015,934)

Total Securities Sold Short (proceeds $25,578,984)			(25,503,695)

Total Investments – 140.1% (cost $1,039,328,929)			1,051,324,856
Other assets less liabilities – (40.1)%			(300,837,702)

Net Assets – 100.0%			$750,487,154

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S Ultra Bond (CBT) Futures	60	June 2015	$9,863,998	$10,096,875	$232,877
Sold Contracts
Euro-BOBL Future	73	March 2015	10,661,448	10,716,181	(54,733)
U.S Long Bond (CBT) Futures	23	June 2015	3,688,777	3,722,406	(33,629)
U.S T-Note 2 Yr (CBT) Futures	217	June 2015	47,383,666	47,431,453	(47,787)
U.S T-Note 5 Yr (CBT) Futures	598	June 2015	71,170,435	71,330,188	(159,753)
U.S T-Note 10 Yr (CBT) Futures	320	June 2015	40,749,514	40,895,000	(145,486)

					$(208,511)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,853	IDR	24,023,323	4/17/15	$(28,248)
BNP Paribas SA	EUR	10,150	USD	11,493	3/26/15	131,228
Deutsche Bank AG	BRL	9,923	USD	3,805	3/03/15	307,754

116	• AB POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	BRL	9,923	USD	3,448	3/03/15	$(49,144)
Deutsche Bank AG	USD	6,914	BRL	19,846	3/03/15	79,983
Deutsche Bank AG	BRL	9,923	USD	3,433	4/02/15	(32,178)
JPMorgan Chase Bank	CAD	6,210	USD	4,929	4/10/15	(35,404)
Royal Bank of Scotland PLC	AUD	7,018	USD	5,580	3/20/15	101,080
Royal Bank of Scotland PLC	TWD	58,732	USD	1,867	3/27/15	(424)

						$474,647

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.72%	$15,268	$(1,359,144)	$(534,446)
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	2.72	6,120	(544,792)	(357,241)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.53	23,810	(509,080)	(219,293)

				$(2,413,016)	$(1,110,980)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker / (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$43,660	5/06/19	3 Month LIBOR	1.751%	$697,055
Morgan Stanley & Co., LLC/(CME Group)		8,240	7/02/19	3 Month LIBOR	1.701%	80,941
Morgan Stanley & Co., LLC/(CME Group)	NZD	10,540	9/25/19	3 Month BKBM	4.390%	349,437
Morgan Stanley & Co., LLC/(CME Group)		$14,230	10/31/19	3 Month LIBOR	1.747%	185,471
Morgan Stanley & Co., LLC/(CME Group)		3,630	6/25/21	2.243%	3 Month LIBOR	(105,405)
Morgan Stanley & Co., LLC/(CME Group)		4,910	1/14/24	2.980%	3 Month LIBOR	(397,290)
Morgan Stanley & Co., LLC/(CME Group)		4,330	2/14/24	2.889%	3 Month LIBOR	(307,307)
Morgan Stanley & Co., LLC/(CME Group)		6,120	4/28/24	2.817%	3 Month LIBOR	(450,614)
Morgan Stanley & Co., LLC/(CME Group)		4,360	5/06/24	2.736%	3 Month LIBOR	(287,355)

AB POOLING PORTFOLIOS •	117

Bond Inflation Protection Portfolio—Portfolio of Investments

				Rate Type
Clearing Broker / (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$3,520	5/29/24	3 Month LIBOR	2.628%	$193,033
Morgan Stanley & Co., LLC/(CME Group)		2,650	6/05/24	2.710%	3 Month LIBOR	(161,522)
Morgan Stanley & Co., LLC/(CME Group)		8,860	7/02/24	2.632%	3 Month LIBOR	(462,591)
Morgan Stanley & Co., LLC/(CME Group)		4,440	7/10/24	2.674%	3 Month LIBOR	(245,386)
Morgan Stanley & Co., LLC/(CME Group)		3,550	7/18/24	3 Month LIBOR	2.668%	192,444
Morgan Stanley & Co., LLC/(CME Group)		5,140	9/24/24	3 Month LIBOR	2.691%	331,838
Morgan Stanley & Co., LLC/(CME Group)	NZD	7,080	9/25/24	4.628%	3 Month BKBM	(448,794)

						$(836,045)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
Societe Generale, 5.25% 3/28/13, 12/20/17*	3.00%	0.39%	EUR	1,400	$124,728	$47,411	$77,317
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.45		$2,140	33,635	(38,481)	72,116
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.66		826	13,089	(9,614)	22,703
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.66		334	5,291	(3,885)	9,176
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.66		336	5,332	(3,915)	9,247
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.66		484	7,677	(5,059)	12,736

					$189,752	$(13,543)	$203,295

*	Termination date

118	• AB POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$15,500	1/15/16	CPI #	0.970%		$162,926
Citibank	15,500	1/15/16	0.945%	CPI	#	(158,543)
Citibank	17,500	7/15/16	2.075%	CPI	#	(451,022)
Morgan Stanley Capital Services LLC	10,900	7/15/17	1.955%	CPI	#	(228,277)

						$(674,916)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$7,590	1/17/22	2.050%	3 Month LIBOR	$(99,608)
JPMorgan Chase Bank	8,040	5/17/21	3.268%	3 Month LIBOR	(776,268)
Morgan Stanley Capital Services LLC	5,480	2/21/42	2.813%	3 Month LIBOR	(390,329)
Morgan Stanley Capital Services LLC	3,990	3/06/42	2.804%	3 Month LIBOR	(326,933)

					$(1,593,138)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at February 28, 2015
Bank of America†	0.14%	—	$2,766,023
Barclays Capital, Inc.†	0.25%	—	21,483,353
Barclays Capital, Inc.†	0.16%	—	53,531,011
HSBC	0.21%	4/15/15	15,948,786
HSBC	0.20%	4/29/15	18,346,871
HSBC	0.20%	4/16/15	38,221,765
HSBC	0.18%	4/23/15	23,253,255
HSBC†	0.11%	—	20,510,005
ING†	(1.50)%*	—	1,180,158
JPMorgan Chase	0.20%	4/06/15	52,598,567
JPMorgan Chase	0.18%	4/08/15	4,608,119
JPMorgan Chase	0.18%	5/27/15	49,354,688

			$301,802,601

AB POOLING PORTFOLIOS •	119

Bond Inflation Protection Portfolio—Portfolio of Investments

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 28, 2015

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate market value of these securities amounted to $114,810,427 or 15.3% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2015.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Floating Rate Security. Stated interest rate was in effect at February 28, 2015.

(g)	Illiquid security.

(h)	IO - Interest Only

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of February 28, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/24/14	$420,912	$30,440	0.00%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	1/30/14	132,510	10,800	0.00%

(j)	Security is in default and is non-income producing.

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

IDR – Indonesian Rupiah

NZD – New Zealand Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

FHLMC – Federal Home Loan Mortgage Corporation

120	• AB POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB POOLING PORTFOLIOS •	121

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 73.5%
Industrial – 59.3%
Basic – 4.6%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	130	$139,750
Aleris International, Inc. 7.625%, 2/15/18		519	516,405
7.875%, 11/01/20		230	225,400
ArcelorMittal 6.125%, 6/01/18		1,330	1,441,387
6.25%, 3/01/21		249	271,410
7.50%, 3/01/41		466	490,465
7.75%, 10/15/39		922	988,845
Arch Coal, Inc. 7.25%, 6/15/21		594	172,260
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		275	297,688
Cliffs Natural Resources, Inc. 4.80%, 10/01/20		54	37,226
4.875%, 4/01/21		256	190,720
6.25%, 10/01/40		253	166,980
Commercial Metals Co. 6.50%, 7/15/17		336	354,480
Emeco Pty Ltd. 9.875%, 3/15/19(a)		1,042	791,920
FMG Resources August 206 Pty Ltd. 6.875%, 4/01/22(a)(b)		485	405,581
8.25%, 11/01/19(a)		635	600,075
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 2/01/18		102	85,935
Huntsman International LLC 8.625%, 3/15/21		831	894,713
Ineos Finance PLC 8.375%, 2/15/19(a)		425	453,262
INEOS Group Holdings SA 6.125%, 8/15/18(a)		345	350,175
Jefferson Smurfit Corp./US 8.25%, 10/01/12(c)(d)		630	315
JMC Steel Group, Inc. 8.25%, 3/15/18(a)(b)		201	175,373
Kerling PLC 10.625%, 2/01/17(a)	EUR	255	288,568
Lundin Mining Corp. 7.875%, 11/01/22(a)	U.S.$	270	279,450

122	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)	U.S.$	971	$669,990
Molycorp, Inc. 3.25%, 6/15/16(e)		385	63,525
10.00%, 6/01/20		310	182,900
Momentive Performance Materials, Inc. 3.88%, 10/24/21		461	409,138
8.875%, 10/15/20(f)(g)		461	– 0	–
Novelis, Inc. 8.75%, 12/15/20		509	552,265
Peabody Energy Corp. 6.00%, 11/15/18		965	878,150
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		374	361,845
Ryerson, Inc./Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		400	409,000
11.25%, 10/15/18		80	84,000
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		700	729,750
Smurfit-stone Container Enterp 8.00%, 3/15/17(c)(d)		650	325
Steel Dynamics, Inc. 6.125%, 8/15/19		515	552,337
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		324	267,300
9.75%, 12/01/17		500	516,250
TPC Group, Inc. 8.75%, 12/15/20(a)		622	570,685
W.R. Grace & Co.-Conn 5.125%, 10/01/21(a)		211	218,385
5.625%, 10/01/24(a)		106	113,950

			16,198,178

Capital Goods – 5.5%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)		328	309,960
Apex Tool Group LLC 7.00%, 2/01/21(a)		588	546,840
Ardagh Finance Holdings SA 8.625%, 6/15/19(a)(b)(h)		397	412,526
Ardagh Packaging Finance PLC 9.125%, 10/15/20(a)		230	246,675
9.25%, 10/15/20(a)	EUR	145	173,215
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)	U.S.$	570	555,038
Ashtead Capital, Inc. 5.625%, 10/01/24(a)		365	383,250

AB POOLING PORTFOLIOS •	123

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 5.625%, 12/15/16(a)	U.S.$	575	$579,313
6.00%, 6/15/17(a)		171	172,710
Bombardier, Inc. 6.00%, 10/15/22(a)(b)		1,135	1,086,762
6.125%, 1/15/23(a)(b)		1,023	979,523
7.45%, 5/01/34(a)		564	537,210
7.50%, 3/15/25(a)		426	426,000
CNH Industrial Capital LLC 3.625%, 4/15/18		770	773,850
EnPro Industries, Inc. 5.875%, 9/15/22(a)		266	273,980
HD Supply, Inc. 7.50%, 7/15/20		1,060	1,134,200
KLX, Inc. 5.875%, 12/01/22(a)		238	243,058
Manitowoc Co., Inc. (The) 5.875%, 10/15/22		328	353,420
8.50%, 11/01/20		572	617,760
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)		308	321,860
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18		90	63,000
Officine Maccaferri SpA 5.75%, 6/01/21(a)	EUR	550	601,629
Onex Wizard Acquisition Co. II SCA 7.75%, 2/15/23(a)		147	172,725
Rexel SA 6.125%, 12/15/19(a)	U.S.$	645	677,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		540	560,925
8.25%, 2/15/21		1,309	1,377,722
9.00%, 4/15/19		1,885	1,974,537
9.875%, 8/15/19		400	428,500
Sealed Air Corp. 4.875%, 12/01/22(a)		136	140,080
5.125%, 12/01/24(a)		135	141,075
6.875%, 7/15/33(a)		1,181	1,240,050
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		518	571,743
TransDigm, Inc. 6.00%, 7/15/22		530	536,625
6.50%, 7/15/24		616	629,860

			19,242,871

124	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 8.7%
Altice Financing SA 6.625%, 2/15/23(a)	U.S.$	442	$459,680
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	555	940,379
CCO Holdings LLC/CCO Holdings Capital Corp.
5.125%, 2/15/23	U.S.$	785	790,887
5.75%, 1/15/24		1,175	1,211,719
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		644	643,195
6.375%, 9/15/20(a)		490	519,400
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		525	549,937
Series A 7.625%, 3/15/20		100	104,750
Series B 6.50%, 11/15/22		775	817,625
Crown Media Holdings, Inc. 10.50%, 7/15/19		470	507,600
CSC Holdings LLC 5.25%, 6/01/24(a)		362	369,693
7.625%, 7/15/18		1,140	1,288,200
DISH DBS Corp. 5.875%, 11/15/24		1,893	1,883,535
Gannett Co., Inc. 4.875%, 9/15/21(a)		455	465,806
5.50%, 9/15/24(a)		114	118,560
6.375%, 10/15/23		710	770,350
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,071,150
iHeartCommunications, Inc. 6.875%, 6/15/18		1,231	1,114,055
9.00%, 12/15/19-9/15/22		1,180	1,156,125
10.00%, 1/15/18		475	422,156
Intelsat Jackson Holdings SA 5.50%, 8/01/23		1,934	1,830,047
7.25%, 10/15/20		1,900	1,976,000
LGE HoldCo VI BV 7.125%, 5/15/24(a)	EUR	510	655,610
LIN Television Corp. 5.875%, 11/15/22(a)	U.S.$	222	226,995
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		350	368,813
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		312	330,720

AB POOLING PORTFOLIOS •	125

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nielsen Finance LLC / Nielsen Finance Co. 5.00%, 4/15/22(a)	U.S.$	252	$257,670
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.25%, 2/15/22		186	194,835
5.875%, 3/15/25		154	163,240
Radio One, Inc. 9.25%, 2/15/20(a)		308	294,140
RR Donnelley & Sons Co. 7.25%, 5/15/18		523	583,145
Sinclair Television Group, Inc. 5.625%, 8/01/24(a)		1,165	1,179,562
6.125%, 10/01/22		576	606,240
Sirius XM Radio, Inc. 6.00%, 7/15/24(a)		650	690,625
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		745	767,350
Time, Inc. 5.75%, 4/15/22(a)		429	417,203
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(a)		332	354,410
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		580	611,900
Unitymedia KabelBW GmbH 6.125%, 1/15/25(a)		497	527,441
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		455	464,040
UPCB Finance III Ltd. 6.625%, 7/01/20(a)		550	575,437
Virgin Media Finance PLC 4.875%, 2/15/22		208	198,640
6.00%, 10/15/24(a)		982	1,055,650
6.375%, 4/15/23(a)		545	588,600
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(h)		152	155,800
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		262	274,118

			30,553,033

Communications - Telecommunications – 6.7%
Altice SA 7.625%, 2/15/25(a)		220	227,150
7.75%, 5/15/22(a)		1,713	1,768,672
CenturyLink, Inc. Series T 5.80%, 3/15/22		265	281,563

126	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series U 7.65%, 3/15/42	U.S.$	760	$775,200
Series W 6.75%, 12/01/23		335	378,341
Columbus International, Inc. 7.375%, 3/30/21(a)		829	876,751
CommScope, Inc. 5.50%, 6/15/24(a)		181	183,263
Crown Castle International Corp. 4.875%, 4/15/22		247	258,733
Frontier Communications Corp. 6.25%, 9/15/21		655	673,012
7.625%, 4/15/24		488	522,160
7.875%, 1/15/27		127	130,493
9.00%, 8/15/31		360	388,800
Level 3 Communications, Inc. 8.875%, 6/01/19		169	178,929
Level 3 Financing, Inc. 6.125%, 1/15/21		642	679,717
7.00%, 6/01/20		800	860,168
Numericable-SFR 6.00%, 5/15/22(a)		1,185	1,205,737
6.25%, 5/15/24(a)		583	598,450
Sprint Capital Corp. 6.875%, 11/15/28		1,401	1,316,940
8.75%, 3/15/32		1,310	1,383,687
Sprint Communications, Inc. 6.00%, 11/15/22		425	411,719
9.00%, 11/15/18(a)		945	1,098,562
Sprint Corp. 7.125%, 6/15/24		360	358,200
7.25%, 9/15/21		520	530,075
7.875%, 9/15/23		1,583	1,634,447
T-Mobile USA, Inc. 6.25%, 4/01/21		900	941,625
6.375%, 3/01/25		435	454,575
6.50%, 1/15/24		715	756,112
6.625%, 4/01/23		239	253,041
6.731%, 4/28/22		420	447,300
Telecom Italia Capital SA 6.375%, 11/15/33		1,050	1,120,875
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		380	383,800
6.50%, 4/30/20(a)		710	752,600
7.375%, 4/23/21(a)		407	424,298
Windstream Corp. 7.50%, 4/01/23		340	334,050
8.125%, 9/01/18		640	668,960

AB POOLING PORTFOLIOS •	127

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23(a)	U.S.$	289	$295,503

			23,553,508

Consumer Cyclical - Automotive – 1.4%
Affinia Group, Inc. 7.75%, 5/01/21		579	602,160
Allison Transmission, Inc. 7.125%, 5/15/19(a)		298	311,038
Autodis SA 6.50%, 2/01/19(a)	EUR	415	488,128
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(b)	U.S.$	427	440,877
Exide Technologies 8.625%, 2/01/18(f)(i)		586	19,026
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		214	205,440
LKQ Corp. 4.75%, 5/15/23		609	599,865
Rhino Bondco SpA 5.582%, 12/15/19(a)(j)	EUR	200	221,572
7.25%, 11/15/20(a)		275	326,665
Schaeffler Holding Finance BV 6.75%, 11/15/22(a)(h)	U.S.$	273	298,935
6.875%, 8/15/18(a)(h)	EUR	544	640,723
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)		312	366,517
Titan International, Inc. 6.875%, 10/01/20	U.S.$	360	327,600

			4,848,546

Consumer Cyclical - Entertainment – 0.5%
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), 8/15/19(a)(h)		644	652,050
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 6/01/24(a)		167	170,340
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		284	304,590
Pinnacle Entertainment, Inc. 7.50%, 4/15/21		373	394,914
Regal Entertainment Group 5.75%, 3/15/22		385	395,587

			1,917,481

Consumer Cyclical - Other – 2.7%
Beazer Homes USA, Inc. 5.75%, 6/15/19		350	337,750

128	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Boyd Gaming Corp. 9.00%, 7/01/20	U.S.$	870	$941,775
Caesars Entertainment Operating Co., Inc. 9.00%, 2/15/20(i)		575	424,062
10.00%, 12/15/18(i)		825	146,438
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20(a)		350	352,625
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22(a)		760	623,200
Cleopatra Finance Ltd. 6.25%, 2/15/22(a)		558	558,697
DR Horton, Inc. 4.00%, 2/15/20		500	505,000
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		545	565,437
KB Home 4.75%, 5/15/19		290	280,938
M/I Homes, Inc. 8.625%, 11/15/18		790	815,675
Marina District Finance Co., Inc. 9.875%, 8/15/18		370	390,350
Penn National Gaming, Inc. 5.875%, 11/01/21		113	112,153
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	356,775
Scientific Games International, Inc. 7.00%, 1/01/22(a)		306	315,180
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		503	529,407
Standard Pacific Corp. 8.375%, 5/15/18		500	572,500
Studio City Finance Ltd. 8.50%, 12/01/20(a)		1,025	1,058,312
Toll Brothers Finance Corp. 4.00%, 12/31/18		157	161,318
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		228	229,414
Wynn Macau Ltd. 5.25%, 10/15/21(a)		200	196,500

			9,473,506

Consumer Cyclical - Restaurants – 0.3%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		414	430,560
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(a)	GBP	103	166,486

AB POOLING PORTFOLIOS •	129

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)	GBP	330	$509,471
Twinkle Pizza PLC 6.625%, 8/01/21(a)		107	172,242

			1,278,759

Consumer Cyclical - Retailers – 2.3%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)	U.S.$	695	724,537
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	669	903,732
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	544	567,120
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(h)		879	775,717
DFS Furniture Holdings PLC 7.625%, 8/15/18(a)	GBP	305	488,481
Family Tree Escrow LLC 5.75%, 3/01/23(a)	U.S.$	734	772,535
Group 1 Automotive, Inc. 5.00%, 6/01/22(a)		410	410,000
L Brands, Inc. 8.50%, 6/15/19		820	990,150
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(a)(b)		457	480,993
Murphy Oil USA, Inc. 6.00%, 8/15/23		204	217,515
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(h)		264	277,530
New Look Bondco I PLC 8.375%, 5/14/18(a)		710	745,500
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)		475	505,875
Wolverine World Wide, Inc. 6.125%, 10/15/20		251	265,433

			8,125,118

Consumer Non-Cyclical – 11.0%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23(a)		78	80,535
Acosta Inc 7.75%, 10/01/22(a)		180	185,400
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		750	788,437
Alere, Inc. 6.50%, 6/15/20		380	392,350
8.625%, 10/01/18		739	770,407
Amsurg Corp. 5.625%, 7/15/22		208	220,480

130	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Aramark Services, Inc. 5.75%, 3/15/20	U.S.$	244	$254,980
Big Heart Pet Brands 7.625%, 2/15/19		350	357,175
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	121	174,439
5.50%, 7/15/21(a)		225	314,367
Capsugel SA 7.00% (7.00% Cash or 7.75% PIK), 5/15/19(a)(h)	U.S.$	725	738,594
Care UK Health & Social Care PLC 5.56%, 7/15/19(a)(j)	GBP	233	338,134
Cerba European Lab SAS 7.00%, 2/01/20(a)	EUR	270	322,871
CHS/Community Health Systems, Inc. 6.875%, 2/01/22	U.S.$	2,726	2,915,116
7.125%, 7/15/20		685	732,094
Crimson Merger Sub, Inc. 6.625%, 5/15/22(a)		37	34,318
Endo Finance LLC 5.75%, 1/15/22(a)		225	237,094
Endo Finance LLC/Endo Finco, Inc. 7.00%, 7/15/19(a)		535	563,087
7.25%, 1/15/22(a)		93	99,859
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6.00%, 2/01/25(a)		533	564,314
Envision Healthcare Corp. 5.125%, 7/01/22(a)		395	411,294
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		1,535	1,435,225
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	215	333,090
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22(a)	U.S.$	270	276,750
Harbinger Group, Inc.
7.75%, 1/15/22		180	182,475
7.875%, 7/15/19		431	460,093
HCA, Inc.
4.25%, 10/15/19		2,317	2,398,095
5.375%, 2/01/25		467	495,020
6.50%, 2/15/20		1,545	1,757,437
HJ Heinz Co. 4.875%, 2/15/25(a)		925	929,625
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	735	874,344
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19	U.S.$	1,210	1,259,912

AB POOLING PORTFOLIOS •	131

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Jaguar Holding Co. I 9.375% (9.375% Cash or 10.125% PIK), 10/15/17(a)(h)	U.S.$	422	$431,970
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		995	1,072,112
Kindred Escrow Corp. II 8.00%, 1/15/20(a)		350	379,750
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		1,015	1,110,156
Labco SA 8.50%, 1/15/18(a)	EUR	400	471,120
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.75%, 8/01/22(a)	U.S.$	339	358,493
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		185	196,563
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		360	381,600
PC Nextco Holdings LLC/PC Nextco Finance, Inc. 8.75%, 8/15/19		744	758,880
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(a)		540	607,500
Post Holdings, Inc. 7.375%, 2/15/22		752	783,960
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	282	451,421
R&R Ice Cream PLC 5.50%, 5/15/20(a)		358	563,509
RSI Home Products, Inc. 6.875%, 3/01/18(a)	U.S.$	1,012	1,060,070
Salix Pharmaceuticals Ltd. 6.50%, 1/15/21(a)(k)		176	197,120
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		660	680,625
5.875%, 8/01/21(a)		220	231,825
Spectrum Brands, Inc. 6.125%, 12/15/24(a)		122	131,150
6.625%, 11/15/22		464	508,080
Sun Products Corp. (The) 7.75%, 3/15/21(a)		333	298,659
TeamSystem Holding SpA 7.375%, 5/15/20(a)	EUR	213	251,448
Tenet Healthcare Corp. 5.50%, 3/01/19(a)	U.S.$	450	458,438
6.875%, 11/15/31		1,502	1,434,410
8.00%, 8/01/20		1,040	1,102,400
8.125%, 4/01/22		465	526,612

132	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Surgical Partners International, Inc. 9.00%, 4/01/20	U.S.$	382	$409,695
Valeant Pharmaceuticals International 6.375%, 10/15/20(a)		800	842,000
7.00%, 10/01/20(a)		1,215	1,275,750
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(a)		697	703,970
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	100	159,017

			38,735,714

Energy – 7.9%
American Energy-Permian Basin LLC/AEPB Finance Corp. 7.125%, 11/01/20(a)	U.S.$	235	189,175
Antero Resources Corp. 5.125%, 12/01/22		325	320,125
Basic Energy Services, Inc. 7.75%, 2/15/19		255	201,450
Bonanza Creek Energy, Inc. 5.75%, 2/01/23		389	361,770
6.75%, 4/15/21		203	198,940
Bristow Group, Inc. 6.25%, 10/15/22		222	217,560
California Resources Corp. 5.50%, 9/15/21(a)		286	260,975
6.00%, 11/15/24(a)		114	101,603
Canbriam Energy, Inc. 9.75%, 11/15/19(a)		241	239,795
Chaparral Energy, Inc. 7.625%, 11/15/22		275	203,500
CHC Helicopter SA 9.25%, 10/15/20(b)		737	691,031
Chesapeake Energy Corp. 2.50%, 5/15/37(e)		1,225	1,188,250
6.875%, 11/15/20		877	963,604
Cimarex Energy Co. 4.375%, 6/01/24		215	211,775
Cobalt International Energy, Inc. 2.625%, 12/01/19(e)		430	312,019
Denbury Resources, Inc. 4.625%, 7/15/23		315	282,319
5.50%, 5/01/22		107	100,045
Energy Transfer Equity LP 5.875%, 1/15/24		406	434,420
Energy XXI Gulf Coast, Inc. 6.875%, 3/15/24(a)		660	330,000
7.75%, 6/15/19		135	71,550

AB POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19	U.S.$	403	$413,075
EXCO Resources, Inc. 8.50%, 4/15/22		794	583,590
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22(a)		950	940,500
Goodrich Petroleum Corp. 8.875%, 3/15/19		420	184,800
Halcon Resources Corp. 8.875%, 5/15/21		507	385,320
9.75%, 7/15/20		138	106,260
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		543	496,845
Jones Energy Holdings LLC/Jones Energy Finance Corp. 6.75%, 4/01/22(a)		705	673,275
Jupiter Resources, Inc. 8.50%, 10/01/22(a)		1,041	843,210
Kodiak Oil & Gas Corp. 5.50%, 2/01/22		380	383,800
Laredo Petroleum, Inc. 7.375%, 5/01/22		575	592,250
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, 12/01/21		149	119,945
8.00%, 12/01/20		205	177,325
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		1,098	936,045
6.50%, 9/15/21		320	268,800
Memorial Resource Development Corp. 5.875%, 7/01/22(a)		744	714,240
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 9.25%, 6/01/21		365	229,038
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(a)		371	354,305
Oasis Petroleum, Inc. 6.875%, 3/15/22		582	570,360
Offshore Group Investment Ltd. 7.50%, 11/01/19		483	309,120
Pacific Drilling SA 5.375%, 6/01/20(a)		441	350,871
Paragon Offshore PLC 6.75%, 7/15/22(a)		266	107,730
7.25%, 8/15/24(a)		873	349,200
PHI, Inc. 5.25%, 3/15/19		455	404,950

134	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Precision Drilling Corp. 6.50%, 12/15/21	U.S.$	299	$284,050
QEP Resources, Inc. 5.375%, 10/01/22		1,080	1,066,500
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		571	583,847
5.00%, 10/01/22		635	673,100
5.50%, 4/15/23		387	404,415
Rosetta Resources, Inc. 5.875%, 6/01/24		611	577,395
Sabine Oil & Gas Corp 7.25%, 6/15/19		415	137,728
Sabine Pass Liquefaction LLC 5.625%, 2/01/21		1,000	1,023,750
5.625%, 3/01/25(a)		275	275,000
5.75%, 5/15/24		571	583,847
6.25%, 3/15/22		565	594,662
Sanchez Energy Corp. 6.125%, 1/15/23		343	314,703
7.75%, 6/15/21		430	428,925
SandRidge Energy, Inc. 7.50%, 2/15/23		315	225,225
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)		684	709,650
SM Energy Co. 5.00%, 1/15/24		150	145,500
6.50%, 1/01/23		37	38,110
Southern Star Central Corp. 5.125%, 7/15/22(a)		380	390,450
Swift Energy Co. 7.875%, 3/01/22		315	154,350
Tervita Corp. 8.00%, 11/15/18(a)		346	313,995
10.875%, 2/15/18(a)		332	219,120
Triangle USA Petroleum Corp. 6.75%, 7/15/22(a)		860	705,200
Vanguard Natural Resources LLC/VNR Finance Corp. 7.875%, 4/01/20		215	196,456
W&T Offshore, Inc. 8.50%, 6/15/19		290	200,100
Whiting Petroleum Corp. 5.00%, 3/15/19		299	294,515

			27,915,353

AB POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 2.0%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)	U.S.$	244	$247,050
10.75%, 10/15/19(a)		745	636,975
B456 Systems, Inc. 3.75%, 4/15/16(d)(e)(g)		270	11,475
Galapagos Holding SA 7.00%, 6/15/22(a)	EUR	270	284,015
General Cable Corp. 4.50%, 11/15/29(e)(l)	U.S.$	319	221,904
5.75%, 10/01/22		387	336,690
Interline Brands, Inc. 10.00% (10.00% Cash or 10.75% PIK), 11/15/18(h)		461	485,203
Laureate Education, Inc. 10.00%, 9/01/19(a)(b)		1,259	1,202,345
Modular Space Corp. 10.25%, 1/31/19(a)		575	431,250
NANA Development Corp. 9.50%, 3/15/19(a)		851	782,920
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		537	488,670
13.00% (5.00% Cash and 8.00% PIK), 3/15/18(h)		377	406,879
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)		422	426,220
Xella Holdco Finance SA 9.125% (9.125% Cash or 9.875% PIK), 9/15/18(a)(h)	EUR	820	958,602

			6,920,198

Services – 0.7%
ADT Corp. (The) 4.125%, 4/15/19(b)	U.S.$	446	452,133
6.25%, 10/15/21(b)		270	292,275
Cerved Group SpA 8.00%, 1/15/21(a)	EUR	270	331,173
Geo Debt Finance SCA 7.50%, 8/01/18(a)		180	181,286
IHS, Inc. 5.00%, 11/01/22(a)	U.S.$	237	240,851
Mobile Mini, Inc. 7.875%, 12/01/20		309	326,768
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		508	546,100
ServiceMaster Co. LLC (The) 7.00%, 8/15/20		19	20,211
8.00%, 2/15/20		114	120,555

			2,511,352

136	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 4.4%
Alcatel-Lucent USA, Inc. 8.875%, 1/01/20(a)	U.S.$	651	$719,355
Audatex North America, Inc. 6.00%, 6/15/21(a)		193	205,063
6.125%, 11/01/23(a)		154	163,240
Avaya, Inc. 7.00%, 4/01/19(a)		102	103,020
10.50%, 3/01/21(a)		1,017	887,332
Blackboard, Inc. 7.75%, 11/15/19(a)		245	236,425
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		1,109	1,035,529
Brightstar Corp. 9.50%, 12/01/16(a)		883	928,254
CDW LLC/CDW Finance Corp. 5.00%, 9/01/23		258	258,000
5.50%, 12/01/24		367	381,680
8.50%, 4/01/19		416	436,051
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		840	873,600
First Data Corp. 6.75%, 11/01/20(a)		424	454,210
7.375%, 6/15/19(a)		1,500	1,573,125
11.75%, 8/15/21		358	417,070
12.625%, 1/15/21		817	976,315
Goodman Networks, Inc. 12.125%, 7/01/18		775	759,500
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(h)		319	320,994
Infor US, Inc. 9.375%, 4/01/19		318	341,452
10.00%, 4/01/19	EUR	251	302,650
Iron Mountain, Inc. 5.75%, 8/15/24	U.S.$	533	539,662
Micron Technology, Inc. 5.50%, 2/01/25(a)		512	524,800
MMI International Ltd. 8.00%, 3/01/17(a)		475	472,625
MSCI, Inc. 5.25%, 11/15/24(a)		468	487,890
Open Text Corp. 5.625%, 1/15/23(a)		265	272,950
Sensata Technologies BV 6.50%, 5/15/19(a)		800	833,040

AB POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SunGard Data Systems, Inc. 7.625%, 11/15/20	U.S.$	800	$855,000

			15,358,832

Transportation - Airlines – 0.1%
Air Canada 8.75%, 4/01/20(a)		292	323,930

Transportation - Services – 0.5%
CEVA Group PLC 9.00%, 9/01/21(a)		150	133,500
Hertz Corp. (The) 5.875%, 10/15/20		1,301	1,343,283
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(a)		200	206,000

			1,682,783

			208,639,162

Financial Institutions – 10.3%
Banking – 5.1%
ABN AMRO Bank NV 4.31%, 3/10/16(m)	EUR	980	1,114,764
Ally Financial, Inc. 8.00%, 12/31/18-11/01/31	U.S.$	1,340	1,596,825
Baggot Securities Ltd. 10.24%, 3/30/15(a)(m)	EUR	169	199,899
Bank of America Corp. Series Z 6.50%, 10/23/24(m)	U.S.$	434	459,904
Bank of Ireland 2.08%, 9/22/15(d)(j)	CAD	370	287,097
10.00%, 7/30/16(a)	EUR	304	369,958
Barclays Bank PLC 6.86%, 6/15/32(a)(m)	U.S.$	75	83,250
7.625%, 11/21/22		200	228,875
7.75%, 4/10/23		719	793,596
BBVA International Preferred SAU 3.798%, 9/22/15(m)	EUR	79	87,532
4.952%, 9/20/16(a)(m)		550	621,172
BNP Paribas SA 5.186%, 6/29/15(a)(m)	U.S.$	957	964,177
Citigroup, Inc. 5.95%, 1/30/23(m)		538	544,725
Commerzbank AG 8.125%, 9/19/23(a)		342	412,965
Countrywide Capital III Series B 8.05%, 6/15/27		600	759,257

138	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Agricole SA 7.589%, 1/30/20(m)	GBP	450	$779,490
7.875%, 1/23/24(a)(m)	U.S.$	587	620,753
Credit Suisse Group AG 7.50%, 12/11/23(a)(m)		882	947,048
Danske Bank A/S 5.684%, 2/15/17(m)	GBP	330	529,890
Equiniti Newco 2 PLC 7.125%, 12/15/18(a)		320	452,040
HBOS Capital Funding LP 4.939%, 5/23/16(m)	EUR	217	242,610
HT1 Funding GmbH 6.352%, 6/30/17(m)		825	937,988
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(m)	U.S.$	148	157,250
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(m)		517	582,918
6.657%, 5/21/37(a)(m)		152	171,000
7.50%, 6/27/24(m)		234	245,115
Macquarie Capital Funding LP/Jersey 6.177%, 4/15/20(m)	GBP	400	602,067
Novo Banco SA 2.625%, 5/08/17(a)	EUR	200	219,512
RBS Capital Trust C 4.243%, 1/12/16(m)		700	784,668
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(m)	U.S.$	800	880,000
Societe Generale SA 5.922%, 4/05/17(a)(m)		432	450,144
7.875%, 12/18/23(a)(m)		321	324,210
Zions Bancorporation 5.65%, 11/15/23		145	150,637
5.80%, 6/15/23(m)		350	334,250

			17,935,586

Brokerage – 0.5%
E*TRADE Financial Corp. 6.375%, 11/15/19		496	532,580
GFI Group, Inc. 10.375%, 7/19/18		491	545,010
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(g)		5,500	818,125

			1,895,715

Finance – 3.3%
AerCap Aviation Solutions BV 6.375%, 5/30/17		300	321,000

AB POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Argos Merger Sub, Inc. 7.125%, 3/15/23(a)	U.S.$	635	$657,225
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(h)		301	250,044
CIT Group, Inc. 5.25%, 3/15/18		700	739,200
Creditcorp 12.00%, 7/15/18(a)		355	323,050
Enova International, Inc. 9.75%, 6/01/21(a)		720	695,700
International Lease Finance Corp. 5.875%, 4/01/19		1,200	1,320,000
8.25%, 12/15/20		635	788,987
8.75%, 3/15/17		433	483,315
8.875%, 9/01/17		687	785,756
Navient Corp. 4.625%, 9/25/17		470	484,100
4.875%, 6/17/19		965	1,008,425
5.00%, 10/26/20		500	506,250
5.625%, 8/01/33		104	88,400
7.25%, 1/25/22		37	40,885
8.00%, 3/25/20		1,885	2,193,669
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		997	802,585

			11,488,591

Insurance – 0.5%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		564	603,480
HUB International Ltd. 7.875%, 10/01/21(a)		365	375,037
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		410	492,000
WellCare Health Plans, Inc. 5.75%, 11/15/20		356	373,800

			1,844,317

Other Finance – 0.9%
ACE Cash Express, Inc. 11.00%, 2/01/19(a)		146	98,550
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		895	644,400
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		540	534,600
FTI Consulting, Inc. 6.75%, 10/01/20		500	528,125
Gardner Denver, Inc. 6.875%, 8/15/21(a)		176	170,720

140	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

iPayment, Inc. Series AI 9.50%, 12/15/19	U.S.$	723	$697,648
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		519	498,240

			3,172,283

			36,336,492

Utility – 3.7%
Electric – 3.7%
AES Corp./VA 4.875%, 5/15/23		382	374,360
7.375%, 7/01/21		989	1,105,207
Calpine Corp. 5.75%, 1/15/25		640	652,800
5.875%, 1/15/24(a)		400	434,000
7.875%, 1/15/23(a)		258	289,605
DPL, Inc. 6.75%, 10/01/19(a)		250	261,250
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 6.75%, 11/01/19(a)		845	884,081
7.375%, 11/01/22(a)		1,005	1,064,044
7.625%, 11/01/24(a)		665	705,731
FirstEnergy Corp. Series B 4.25%, 3/15/23		400	421,078
Series C 7.375%, 11/15/31		322	410,498
GenOn Energy, Inc. 7.875%, 6/15/17		840	844,200
9.50%, 10/15/18		721	741,729
NRG Energy, Inc. 6.25%, 7/15/22		135	140,738
6.625%, 3/15/23		219	229,950
7.875%, 5/15/21		901	979,387
Series WI 6.25%, 5/01/24		953	972,060
NRG Yield Operating LLC 5.375%, 8/15/24(a)		240	253,200
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		375	370,313
PPL Energy Supply LLC 4.60%, 12/15/21		328	303,392
6.50%, 5/01/18		170	178,878
RJS Power Holdings LLC 5.125%, 7/15/19(a)		488	480,680

AB POOLING PORTFOLIOS •	141

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)(n)	U.S.$	761	$517,480
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(a)	EUR	314	358,367

			12,973,028

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
CITGO Petroleum Corp. 6.25%, 8/15/22(a)	U.S.$	484	482,790

Total Corporates - Non-Investment Grade (cost $257,849,435)			258,431,472

BANK LOANS – 4.3%
Industrial – 3.3%
Basic – 0.2%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/30/19(j)		591	547,565

Capital Goods – 0.1%
ClubCorp Club Operations, Inc. 4.50%, 7/24/20(j)		516	516,478

Communications - Media – 0.2%
Advantage Sales & Marketing, Inc. 7.50%, 7/25/22(j)		311	310,041
TWCC Holding Corp. 7.00%, 6/26/20(j)		525	487,594

			797,635

Consumer Cyclical - Automotive – 0.8%
CS Intermediate Holdco 2 LLC 4.00%, 4/02/21(j)		333	331,345
Exide Technologies 9.00%, 3/31/15(f)		1,795	1,530,432
Navistar, Inc. 5.75%, 8/17/17(j)		420	422,100
TI Group Automotive Systems LLC 4.25%, 7/02/21(j)		423	422,405

			2,706,282

Consumer Cyclical - Entertainment – 0.1%
NCL Corporation Ltd. (aka Norwegian Cruise Lines) 4.00%, 11/19/21(j)		70	70,350

142	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Station Casinos LLC 4.25%, 3/02/20(j)	U.S.$	357	$356,298

			426,648

Consumer Cyclical - Other – 0.6%
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) 10.51%, 3/01/17(j)		500	460,000
CityCenter Holdings, LLC 4.25%, 10/16/20(j)		909	909,547
La Quinta Intermediate Holdings LLC 4.00%, 4/14/21(j)		199	198,316
New HB Acquisition, LLC 6.75%, 4/09/20(j)		556	565,182

			2,133,045

Consumer Cyclical - Retailers – 0.3%
Dollar Tree, Inc. 1/26/22(o)		21	21,470
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(j)		476	477,586
Michaels Stores, Inc. 4.00%, 1/28/20(j)		174	173,608
Petsmart, Inc. 2/18/22(o)		231	232,548

			905,212

Consumer Non-Cyclical – 0.3%
Acadia Healthcare Company,, Inc. 4.25%, 12/12/19(j)		26	26,348
Grifols Worldwide Operations Limited 3.17%, 2/27/21(j)		199	197,988
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã€ R.L. 6/30/21(o)		180	177,806
Pharmedium Healthcare Corporation 7.75%, 1/28/22(j)		780	776,100

			1,178,242

Other Industrial – 0.5%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (fka Silver II US Holdings, LLC) 4.00%, 12/13/19(j)		252	241,764
Atkore International, Inc. 7.75%, 10/09/21(j)		490	460,600
Gardner Denver, Inc. 4.25%, 7/30/20(j)		296	284,326

AB POOLING PORTFOLIOS •	143

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gates Global LLC 4.25%, 7/05/21(j)	U.S.$	204	$202,522
Orbitz Worldwide, Inc. 4.50%, 4/15/21(j)		209	208,917
Unifrax Holding Co. 5.25%, 11/28/18(j)	EUR	243	272,676

			1,670,805

Technology – 0.2%
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(d)(j)	U.S.$	340	338,300
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(j)		305	300,751

			639,051

			11,520,963

Utility – 0.7%
Electric – 0.7%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.) 4.25%, 6/19/16(j)		2,710	2,721,623

Financial Institutions – 0.3%
Finance – 0.2%
Delos Finance S.Ã r.l. 3.50%, 3/06/21(j)		570	569,761

Other Finance – 0.1%
Travelport Finance (Luxembourg) S.Ã r.l. 6.00%, 9/02/21(j)		421	423,976

			993,737

Total Bank Loans (cost $15,707,062)			15,236,323

CORPORATES - INVESTMENT GRADE – 4.1%
Financial Institutions – 3.0%
Banking – 1.6%
BPCE SA 5.70%, 10/22/23(a)		202	224,169
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(a)(m)		410	442,789
8.40%, 6/29/17(a)(m)		330	367,455
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(a)(m)		674	1,022,175

144	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. Series Q 5.15%, 5/01/23(m)	U.S.$	473	$462,973
Series R 6.00%, 8/01/23(m)		336	342,510
Series S 6.75%, 2/01/24(m)		157	170,345
Nationwide Building Society 6.00%, 12/15/16(m)	GBP	839	1,340,626
Nordea Bank AB 6.125%, 9/23/24(a)(m)	U.S.$	464	477,920
Standard Chartered PLC 5.20%, 1/26/24(a)(b)		549	596,092
Wells Fargo & Co. Series S 5.90%, 6/15/24(m)		127	132,556

			5,579,610

Finance – 0.3%
General Electric Capital Corp. Series A 7.125%, 6/15/22(m)		400	471,000
Series B 6.25%, 12/15/22(m)		400	444,500
HSBC Finance Capital Trust IX 5.911%, 11/30/35		200	203,800

			1,119,300

Insurance – 0.8%
MetLife Capital Trust IV 7.875%, 12/15/37(a)		750	961,875
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)		489	577,845
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		325	520,909
Prudential Financial, Inc. 5.625%, 6/15/43		756	799,470

			2,860,099

REITS – 0.3%
EPR Properties 7.75%, 7/15/20		842	1,014,215

			10,573,224

Industrial – 0.9%
Basic – 0.1%
Braskem Finance Ltd. 6.45%, 2/03/24		247	249,495
Minsur SA 6.25%, 2/07/24(a)		185	202,876

			452,371

AB POOLING PORTFOLIOS •	145

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.0%
Sirius XM Radio, Inc. 5.25%, 8/15/22(a)	U.S.$	85	$90,525

Communications - Telecommunications – 0.3%
Embarq Corp. 7.995%, 6/01/36		272	318,240
Qwest Corp. 6.875%, 9/15/33		720	726,633

			1,044,873

Consumer Cyclical - Other – 0.0%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		94	103,400

Consumer Non-Cyclical – 0.1%
BRF SA 4.75%, 5/22/24(a)		258	254,452

Energy – 0.4%
Kinder Morgan, Inc./DE Series G 7.80%, 8/01/31		169	209,009
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		506	506,249
Transocean, Inc. 6.80%, 3/15/38(b)		370	296,000
Williams Partners LP/ACMP Finance Corp. 4.875%, 3/15/24		344	354,320

			1,365,578

			3,311,199

Utility – 0.1%
Natural Gas – 0.1%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		350	374,064

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
OCP SA 5.625%, 4/25/24(a)		232	251,024

Total Corporates - Investment Grade (cost $13,385,378)			14,509,511

146	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.5%
Basic – 0.3%
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/20(a)	U.S.$	700	$630,000
Sappi Papier Holding GmbH 7.75%, 7/15/17(a)		200	216,000
8.375%, 6/15/19(a)		350	376,688

			1,222,688

Capital Goods – 0.4%
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(a)		335	372,587
Cemex SAB de CV 5.70%, 1/11/25(a)		670	656,935
7.25%, 1/15/21(a)		370	396,825

			1,426,347

Communications - Telecommunications – 0.3%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		380	405,536
Digicel Ltd. 6.75%, 3/01/23(a)		525	529,594

			935,130

Consumer Cyclical - Retailers – 0.3%
Edcon Ltd. 9.50%, 3/01/18(a)	EUR	180	164,688
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)	U.S.$	730	772,570

			937,258

Consumer Non-Cyclical – 1.0%
Arcelik AS 5.00%, 4/03/23(a)		498	479,325
Cosan Luxembourg SA 5.00%, 3/14/23(a)		570	497,325
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		997	967,090
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		240	235,440
Minerva Luxembourg SA 7.75%, 1/31/23(a)		925	911,125
Tonon Bioenergia SA 9.25%, 1/24/20(a)		405	179,212
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		850	352,325

AB POOLING PORTFOLIOS •	147

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Virgolino de Oliveira Finance SA 10.50%, 1/28/18(i)(p)	U.S.$	930	$37,200

			3,659,042

Transportation - Airlines – 0.2%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		283	295,847
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		465	481,717

			777,564

			8,958,029

Utility – 0.2%
Electric – 0.2%
ContourGlobal Power Holdings SA 7.125%, 6/01/19(a)		760	767,600

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(a)		619	610,278

Total Emerging Markets - Corporate Bonds (cost $11,901,582)			10,335,907

		Shares
PREFERRED STOCKS – 2.5%
Financial Institutions – 2.3%
Banking – 1.5%
GMAC Capital Trust I 8.125%		37,000	963,110
Goldman Sachs Group, Inc. (The) Series J 5.50%		23,525	586,713
Morgan Stanley 6.875%		20,825	564,774
Royal Bank of Scotland Group PLC Series M 6.40%		45,000	1,127,250
US Bancorp/MN Series F 6.50%		35,000	1,044,050
Wells Fargo & Co. 5.85%		2,300	59,432
Wells Fargo & Co. 6.625%		28,225	786,631

			5,131,960

148	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

REITS – 0.8%
Apartment Investment & Management Co. 6.875%	15,000	$406,950
DDR Corp. Series K 6.25%	500	12,945
Health Care REIT, Inc. Series J 6.50%	12,700	338,963
Kilroy Realty Corp. Series G 6.875%	3,750	99,862
Kilroy Realty Corp. Series H 6.375%	1,000	25,450
Kimco Realty Corp. Series I 6.00%	9,925	264,005
Kimco Realty Corp. Series K 5.625%	5,125	127,459
National Retail Properties, Inc. Series D 6.625%	7,000	185,430
National Retail Properties, Inc. Series E 5.70%	16,350	413,655
Public Storage Series W 5.20%	5,400	131,652
Public Storage Series X 5.20%	1,000	24,750
Sovereign Real Estate Investment Trust 12.00%(a)	624	834,413
Vornado Realty Trust Series K 5.70%	3,875	98,890

		2,964,424

		8,096,384

Industrial – 0.1%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%	5,130	74,154

Energy – 0.1%
Sanchez Energy Corp. 4.875%	10,350	385,538

		459,692

AB POOLING PORTFOLIOS •	149

High-Yield Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
SCE Trust III 5.75%		5,525	$154,700

Total Preferred Stocks (cost $7,745,562)			8,710,776

COMMON STOCKS – 1.8%
ADT Corp. (The)		5,400	211,788
Beazer Homes USA, Inc.(g)		7,434	126,675
Community Health Systems, Inc.(g)		4,590	222,707
Crown Castle International Corp.		9,194	793,534
DISH Network Corp. – Class A(g)		2,510	188,350
eDreams ODIGEO SA(g)		36,590	126,547
General Motors Co.		14,160	528,310
iPayment, Inc.		44,512	162,469
Jones Energy, Inc. – Class A(g)		16,960	144,838
Keystone Automotive Operations Escrow(c)(d)		61,065	152,662
Las Vegas Sands Corp.		8,388	477,277
LifePoint Hospitals, Inc.(g)		8,559	615,906
LyondellBasell Industries NV – Class A		1,996	171,476
Neenah Enterprises, Inc.(c)(d)(g)		58,199	492,364
Nortek, Inc.(g)		5,410	420,087
Quicksilver Resources, Inc.(g)		23,950	1,248
Salix Pharmaceuticals Ltd.(g)		798	125,446
SBA Communications Corp. – Class A(g)		4,879	608,460
Townsquare Media, Inc. – Class A(g)		26,530	350,992
Travelport LLC(c)(f)		15,482	246,783
Travelport Worldwide Ltd.		2,580	41,125
Triangle Petroleum Corp.(g)		34,470	170,971

Total Common Stocks (cost $5,449,370)			6,380,015

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 1.6%
Non-Agency Floating Rate – 0.7%
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.394%, 7/19/47(j)	U.S.$	727	619,834
Lehman XS Trust Series 2007-4N, Class 3A2A 0.864%, 3/25/47(j)		250	208,166

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		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Series 2007-QH6, Class A1 0.361%, 7/25/37(j)	U.S.$	1,387	$1,177,429
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.621%, 8/25/47(j)		522	458,756

			2,464,185

GSE Risk Share Floating Rate – 0.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.421%, 11/25/23(j)		380	393,746
Series 2014-DN1, Class M3 4.671%, 2/25/24(j)		400	416,578
Series 2014-HQ2, Class M3 3.921%, 9/25/24(j)		435	416,588
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.571%, 1/25/24(j)		333	346,482

			1,573,394

Non-Agency Fixed Rate – 0.4%
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		289	253,681
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.539%, 9/25/35		1,390	1,186,817

			1,440,498

Total Collateralized Mortgage Obligations (cost $5,082,554)			5,478,077

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
Non-Agency Fixed Rate CMBS – 1.3%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		167	171,639
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.524%, 4/10/38		1,000	1,023,408
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,565	1,587,794
Series 2007-C1, Class AJ 5.484%, 2/15/40		1,380	1,434,950

AB POOLING PORTFOLIOS •	151

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49	U.S.$	315	$317,313

Total Commercial Mortgage-Backed Securities (cost $4,254,373)			4,535,104

GOVERNMENTS - TREASURIES – 1.2%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	2,360	795,807

United States – 1.0%
U.S. Treasury Bonds 3.125%, 11/15/41(q)	U.S.$	1,755	1,943,115
U.S. Treasury Notes 1.00%, 8/31/16(q)		400	403,188
2.625%, 11/15/20		1,075	1,131,521

			3,477,824

Total Governments - Treasuries (cost $4,208,534)			4,273,631

ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Floating Rate – 0.5%
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(j)		1,224	698,810
Lehman XS Trust Series 2007-6, Class 3A5 5.148%, 5/25/37(k)		931	1,011,263

			1,710,073

Home Equity Loans - Fixed Rate – 0.2%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		737	729,158

Total Asset-Backed Securities (cost $2,010,344)			2,439,231

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.6%
United States – 0.6%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47		165	135,787

152	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	U.S.$	310	$240,144
State of California Series 2010 7.60%, 11/01/40		325	523,663
7.95%, 3/01/36		700	863,282
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41		165	127,700
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47		220	156,088

Total Local Governments - Municipal Bonds (cost $1,663,069)			2,046,664

EMERGING MARKETS - SOVEREIGNS – 0.2%
Argentina – 0.2%
Argentina Boden Bonds 7.00%, 10/03/15		626	623,104

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 9/15/27		430	170,925

Total Emerging Markets - Sovereigns (cost $960,184)			794,029

GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
Canada – 0.2%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)		529	558,756

Colombia – 0.0%
Ecopetrol SA 5.875%, 5/28/45		159	152,640

Total Governments - Sovereign Agencies (cost $686,954)			711,396

		Contracts
OPTIONS PURCHASED - CALLS – 0.1%
Options on Indices – 0.1%
DAX Index Expiration: Mar 2015, Exercise Price: EUR 11,350.00(g)(r)		1,252	251,009

AB POOLING PORTFOLIOS •	153

High-Yield Portfolio—Portfolio of Investments

Company	Contracts	U.S. $ Value

Options on Funds and Investment Trusts – 0.0%
iShares iBoxx High Yield Corporate Bond ETF Expiration: Mar 2015, Exercise Price: $ 93.00(g)(s)	3,486	$43,575
iShares iBoxx High Yield Corporate Bond ETF Expiration: Mar 2015, Exercise Price: $ 94.00(g)(s)	3,486	31,513
SPDR S&P Oil & Gas Exploration Expiration: Mar 2015, Exercise Price: $ 54.00(g)(s)	288	18,720

		93,808

Total Options Purchased - Calls (premiums paid $304,231)		344,817

OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
iShares iBoxx High Yield Corporate Bond ETF Expiration: Mar 2015, Exercise Price: $ 87.00(g)(s)	1,162	11,620
iShares iBoxx High Yield Corporate Bond ETF Expiration: Mar 2015, Exercise Price: $ 89.00(g)(s)	1,162	17,430
SPDR S&P 500 ETF Trust Expiration: Mar 2015, Exercise Price: $ 185.00(g)(s)	562	4,496
SPDR S&P 500 ETF Trust Expiration: Mar 2015, Exercise Price: $ 200.00(g)(s)	1,394	54,366

		87,912

Options on Indices – 0.0%
CBOE SPX Volatility Index Expiration: Mar 2015, Exercise Price: $ 17.00(g)(s)	341	69,905

	Notional Amount (000)
Swaptions – 0.0%
CDX NAHY.23 RTP, Deutsche Bank AG (Buy Protection) Expiration: Mar 2015, Exercise Rate: 1.01%	22,820	6,023
CDX NAHY.23 RTP, Deutsche Bank AG (Buy Protection) Expiration: Mar 2015, Exercise Rate: 1.05%	22,820	31,000

		37,023

154	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Company	Contracts	U.S. $ Value

Options on Equities – 0.0%
Fortescue Metals Group Ltd. Expiration: Mar 2015, Exercise Price: AUD 2.50(g)(r)	233,534	$29,338

Total Options Purchased - Puts (premiums paid $635,736)		224,178

	Shares
WARRANTS – 0.1%
FairPoint Communications, Inc., expiring 1/24/18(d)(g)	12,643	632
iPayment Holdings, Inc., expiring 11/15/18(d)(g)	272	993
iPayment Holdings, Inc., expiring 12/29/22(c)(d)(g)	234,094	70,228
Peugeot SA, expiring 4/29/17(g)	21,750	72,045
Talon Equity Co. NV, expiring 11/24/15(c)(d)(g)	671	– 0	–

Total Warrants (cost $133,320)		143,898

SHORT-TERM INVESTMENTS – 5.1%
Investment Companies – 5.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(t)(u) (cost $18,072,254)	18,072,254	18,072,254

Total Investments – 100.3% (cost $350,049,942)		352,667,283
Other assets less liabilities – (0.3)%		(1,034,722)

Net Assets – 100.0%		$351,632,561

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	29	March 2015	$972,156	$1,165,043	$192,887
U.S. T-Note 5 Yr (CBT) Futures	11	June 2015	1,309,188	1,312,094	2,906

Sold Contracts
S&P 500 E Mini Index Futures	35	March 2015	3,512,073	3,679,900	(167,827)
U.S T-Note 10 Yr (CBT) Futures	68	June 2015	8,659,274	8,690,188	(30,914)

					$(2,948)

AB POOLING PORTFOLIOS •	155

High-Yield Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	6	IDR	84,097	4/17/15	$(20)
Citibank	EUR	156	USD	175	3/26/15	55
Deutsche Bank AG	BRL	2,430	USD	932	3/03/15	75,372
Deutsche Bank AG	BRL	2,430	USD	844	3/03/15	(12,036)
Deutsche Bank AG	USD	1,693	BRL	4,860	3/03/15	19,589
Deutsche Bank AG	EUR	15,187	USD	17,192	3/26/15	193,020
Deutsche Bank AG	USD	453	EUR	398	3/26/15	(8,079)
Deutsche Bank AG	BRL	2,430	USD	841	4/02/15	(7,881)
Goldman Sachs Bank USA	GBP	6,756	USD	10,147	3/05/15	(283,406)
JPMorgan Chase Bank	USD	203	GBP	134	3/05/15	2,972
Royal Bank of Scotland PLC	JPY	101,876	USD	863	3/06/15	11,595
Royal Bank of Scotland PLC	USD	858	JPY	101,897	3/06/15	(5,755)
Royal Bank of Scotland PLC	AUD	1,632	USD	1,298	3/20/15	23,509
Royal Bank of Scotland PLC	EUR	702	USD	801	3/26/15	15,641
Royal Bank of Scotland PLC	NZD	1,155	USD	846	4/10/15	(24,507)
State Street Bank & Trust Co.	USD	760	SEK	6,198	3/11/15	(16,314)
State Street Bank & Trust Co.	EUR	314	USD	355	3/26/15	3,843
State Street Bank & Trust Co.	USD	2,343	EUR	2,067	3/26/15	(28,567)
State Street Bank & Trust Co.	CAD	1,347	USD	1,069	4/10/15	(7,253)
State Street Bank & Trust Co.	USD	4	MXN	61	4/16/15	1

						$(48,221)

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(r)	1,394	$195.00	March 2015	$97,495	$(27,880)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX NAHY Series 23, 5 Year Index	Deutsche Bank AG	Sell	103.00%	3/18/15	$45,640	$196,252	$(17,732)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)%	2.43%	$10,443	$(929,937)	$(372,381)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.18	2,079	(178,131)	(39,444)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.61	3,680	(72,882)	(13,785)

156	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)%	0.61%	$8,730		$(172,896)	$(32,884)
iTraxx-Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)	1.58	EUR – 0	–	(23)	(46)
iTraxx-Crossover Series 22, 5 Year Index, 12/20/19*	(5.00)	2.62	3,070		(392,435)	(71,645)

Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.39	$5,980		131,048	92,198

					$(1,615,256)	$(437,987)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	(5.00)%	2.43%	$1,578	$(140,503)	$(30,935)	$(109,568)
Barclays Bank PLC:
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/17*	(5.00)	1.68	1,085	(83,786)	(64,508)	(19,278)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)	3.77	1,018	(34,921)	(43,259)	8,338
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/17*	(5.00)	1.12	1,132	(108,342)	(87,269)	(21,073)
Citibank:
Bombardier, Inc., 7.45%, 5/01/34, 3/20/17*	(5.00)	1.93	572	(41,018)	(40,735)	(283)
Bombardier, Inc., 7.45%, 5/01/34, 3/20/17*	(5.00)	1.93	568	(40,731)	(41,767)	1,036
CDX-EM Series 22, 5 Year Index, 12/20/19*	(1.00)	3.89	10,640	1,229,245	739,947	489,298

AB POOLING PORTFOLIOS •	157

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
United States Steel Corp., 6.65%, 6/01/37, 3/20/17*	(5.00)%	1.52%		$1,052	$(84,638)	$(58,239)	$(26,399)
Credit Suisse International:
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 12/20/18*	(5.00)	1.80		160	(19,935)	(6,303)	(13,632)
Western Union Co.(The), 3.65% 8/22/18, 9/20/17*	(1.00)	0.36		570	(8,592)	(1,494)	(7,098)
Western Union Co.(The), 3.65% 8/22/18, 9/20/17*	(1.00)	0.49		550	(7,510)	(6,241)	(1,269)
Deutsche Bank AG:
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	12.74		56	11,804	5,180	6,624
Goldman Sachs Bank USA:
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/17*	(5.00)	0.81		1,130	(108,165)	(74,804)	(33,361)
Dell, Inc., 7.10%, 4/15/28, 3/20/17*	(1.00)	0.51		1,027	(12,409)	16,769	(29,178)
First Data Corp., 12.625%, 1/15/21, 3/20/17*	(5.00)	0.98		1,058	(97,451)	(54,449)	(43,002)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/17*	(1.00)	0.29		1,140	(18,880)	(4,371)	(14,509)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)	7.88		1,050	46,236	(62,592)	108,828
Morgan Stanley Capital Services LLC:
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	(1.00)	0.39		6,840	(149,895)	(63,002)	(86,893)
Clear Channel Communications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	12.74		64	13,281	5,828	7,453
Fiat Chrysler Automobiles NV, 5.625%, 6/12/17, 3/20/19*	(5.00)	1.21	EUR	403	(72,722)	(34,272)	(38,450)
Fiat Chrysler Automobiles NV, 5.625%, 6/12/17, 3/20/19*	(5.00)	1.21		427	(77,053)	(32,219)	(44,834)

158	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG:
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)%	1.65%	$224	$(27,409)	$5,425	$(32,834)
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 9/20/18*	(5.00)	1.65	140	(17,131)	3,392	(20,523)

Sale Contracts
Barclays Bank PLC:
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/19*	5.00	3.73	739	42,390	31,713	10,677
CCO Holdings LLC, 7.25%, 10/30/17, 6/20/19*	5.00	2.28	582	68,477	56,329	12,148
Freescale Semiconductor, Inc., 8.05%, 2/01/20, 9/20/19*	5.00	1.62	925	142,498	69,735	72,763
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/18*	5.00	5.29	739	(1,578)	14,090	(15,668)
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00	1.97	689	72,470	29,396	43,074
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	1.50	470	41,368	(12,083)	53,451
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/19*	5.00	2.94	760	67,947	55,867	12,080
Citibank:
Bombardier, Inc., 7.45%, 5/01/34, 3/20/19*	5.00	3.61	380	23,208	31,282	(8,074)

AB POOLING PORTFOLIOS •	159

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Bombardier, Inc., 7.45%, 5/01/34, 3/20/19*	5.00%	3.61%		$380	$23,208	$31,943	$(8,735)
KB Home, 9.10%, 9/15/17, 9/20/19*	5.00	3.37		570	42,236	48,019	(5,783)
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00	1.97		909	95,610	39,885	55,725
United States Steel Corp., 6.65%, 6/01/37, 3/20/19*	5.00	3.78		760	41,673	20,508	21,165
Credit Suisse International:
Dell, Inc., 7.10%, 4/15/28, 12/20/18*	1.00	0.98		380	688	(38,421)	39,109
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00	1.97		332	34,921	15,169	19,752
Western Union Co., 3.65% 8/22/18, 3/20/19*	1.00	0.94		380	1,621	(10,599)	12,220
Western Union Co., 3.65% 8/22/18, 9/20/19*	1.00	1.12		360	(1,803)	(4,567)	2,764
Goldman Sachs Bank USA:
Community Health Systems, Inc., 8.00%, 11/15/19, 3/20/19*	5.00	2.60		760	76,977	51,414	25,563
ConvaTec Healthcare E S.A., 10.875%, 12/15/18, 6/20/17*	5.00	0.54	EUR	590	74,803	(55,372)	130,175
Dell, Inc., 7.10%, 4/15/28, 3/20/19*	1.00	1.07		$760	(569)	(69,378)	68,809
First Data Corp., 12.625%, 1/15/21, 3/20/19*	5.00	2.17		760	89,742	15,253	74,489

160	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/19*	1.00%	0.87%	$760	$5,280	$(23,370)	$28,650
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	10.08	760	(110,405)	20,496	(130,901)
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625%, 5/15/20, 3/20/16*	5.00	3.25	550	15,477	1,867	13,610
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00	4.29	141	4,800	6,882	(2,082)
United States Steel Corp., 6.65%, 6/01/37, 9/20/19*	5.00	4.29	212	7,226	10,954	(3,728)

				$1,007,740	$407,094	$600,646

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA:
iBoxx $ Liquid High Yield Total Return Index	17,761	LIBOR	$3,970	3/20/15	$267,859
iBoxx $ Liquid High Yield Total Return Index	9,079	LIBOR	2,061	3/20/15	105,406
iBoxx $ Liquid High Yield Total Return Index	6,350	LIBOR	1,412	3/20/15	103,053
iBoxx $ Liquid High Yield Total Return Index	13,823	LIBOR	3,200	3/20/15	97,861
iBoxx $ Liquid High Yield Total Return Index	2,539	LIBOR	565	3/20/15	40,759
Morgan Stanley Capital Services LLC:
iBoxx $ Liquid High Yield Total Return Index	14,693	LIBOR	3,400	3/20/15	105,482
Pay Total Return on Reference Obligation
Bank of America, NA:
iBoxx $ Liquid High Yield Total Return Index	14,724	LIBOR	3,480	3/20/15	(33,896)
Morgan Stanley Capital Services LLC:
iBoxx $ Liquid High Yield Total Return Index	14,831	LIBOR	3,450	3/20/15	(88,871)

					$597,653

AB POOLING PORTFOLIOS •	161

High-Yield Portfolio—Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at February 28, 2015
Barclays Bank†	(2.50	)%*	—	$423,518
Barclays Bank	(1.75	)%*	2/06/15	444,815
Barclays Bank†	(1.25	)%*	—	448,791
Barclays Bank†	(0.50	)%*	—	1,126,497
Barclays Bank†	(0.25	)%*	—	522,209
Barclays Bank†	0.00%		—	661,200
Credit Suisse Securities (USA) LLC†	(1.75	)%*	—	277,154
Credit Suisse Securities (USA) LLC†	(1.00	)%*	—	981,057
Credit Suisse Securities (USA) LLC†	1.10%		—	1,293,623
ING†	(1.50	)%*	—	524,875
RBC Capital Markets†	(0.25	)%*	—	595,471
RBC Capital Markets†	(0.10	)%*	—	1,058,270

				$8,357,480

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 28, 2015

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate market value of these securities amounted to $130,708,645 or 37.2% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Convertible security.

(f)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide Technologies 8.625%, 2/01/18	8/03/11	$342,335		$19,026		0.01%
Exide Technologies 9.00%, 3/15/15	6/10/13	1,795,227		1,530,432		0.44
Momentive Performance Materials, Inc. 8.875%, 10/15/20	10/24/14	– 0	–	– 0	–	0.00
Travelport LLC	6/09/13	260,075		246,783		0.07

(g)	Non-income producing security.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at February 28, 2015.

(i)	Security is in default and is non-income producing.

(j)	Floating Rate Security. Stated interest rate was in effect at February 28, 2015.

(k)	Variable rate coupon, rate shown as of February 28, 2015.

(l)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2015.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Defaulted.

162	• AB POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

(o)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(p)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of February 28, 2015, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13	$961,301	$37,200	0.01%

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	One contract relates to 1 share.

(s)	One contract relates to 100 shares.

(t)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(u)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Glossary:

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

DAX – Deutscher Aktien Index (German Stock Index)

ETF – Exchange Traded Fund

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB POOLING PORTFOLIOS •	163

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Financials – 27.2%
Banks – 8.9%
Associated Banc-Corp	126,330	$2,354,791
Comerica, Inc.	64,760	2,964,713
First Niagara Financial Group, Inc.	254,098	2,251,308
Huntington Bancshares, Inc./OH	377,300	4,127,662
Popular, Inc.(a)	114,087	3,937,143
Susquehanna Bancshares, Inc.	224,343	3,008,440
Synovus Financial Corp.	94,990	2,658,770
Webster Financial Corp.	79,100	2,731,323
Zions Bancorporation	146,010	3,903,577

		27,937,727

Capital Markets – 1.1%
E*TRADE Financial Corp.(a)	132,230	3,442,608

Consumer Finance – 1.3%
SLM Corp.	418,190	3,960,259

Insurance – 7.9%
American Financial Group, Inc./OH	72,940	4,595,220
Aspen Insurance Holdings Ltd.	94,830	4,347,955
CNO Financial Group, Inc.	239,760	3,898,498
Hanover Insurance Group, Inc. (The)	60,880	4,276,211
StanCorp Financial Group, Inc.	63,007	4,168,543
Validus Holdings Ltd.	89,390	3,722,200

		25,008,627

Real Estate Investment Trusts (REITs) – 7.1%
DDR Corp.	162,170	3,071,500
DiamondRock Hospitality Co.	272,550	3,946,524
LTC Properties, Inc.	87,710	3,914,497
Medical Properties Trust, Inc.	245,430	3,715,810
Mid-America Apartment Communities, Inc.	35,030	2,538,624
Parkway Properties, Inc./Md	155,080	2,730,959
STAG Industrial, Inc.	92,090	2,297,646

		22,215,560

Thrifts & Mortgage Finance – 0.9%
Essent Group Ltd.(a)	126,030	2,926,416

		85,491,197

Information Technology – 21.4%
Communications Equipment – 2.9%
Brocade Communications Systems, Inc.	255,780	3,169,114
Finisar Corp.(a)(b)	110,720	2,326,227
Harris Corp.	45,420	3,528,226

		9,023,567

164	• AB POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 7.6%
Arrow Electronics, Inc.(a)	73,380	$4,546,625
Avnet, Inc.	93,780	4,296,062
CDW Corp./DE	95,260	3,584,634
Insight Enterprises, Inc.(a)	124,093	3,263,646
Keysight Technologies, Inc.(a)	48,108	1,805,974
TTM Technologies, Inc.(a)	245,918	2,166,537
Vishay Intertechnology, Inc.	296,390	4,220,594

		23,884,072

IT Services – 3.6%
Amdocs Ltd.	76,400	4,011,000
Booz Allen Hamilton Holding Corp.	149,030	4,435,133
Genpact Ltd.(a)	131,310	2,917,708

		11,363,841

Semiconductors & Semiconductor Equipment – 4.1%
Advanced Micro Devices, Inc.(a)(b)	445,820	1,386,500
Fairchild Semiconductor International, Inc.(a)	228,960	3,993,062
Lam Research Corp.	53,010	4,371,205
Teradyne, Inc.	167,010	3,226,633

		12,977,400

Software – 1.8%
Electronic Arts, Inc.(a)	98,710	5,644,238

Technology Hardware, Storage & Peripherals – 1.4%
NCR Corp.(a)	153,600	4,517,376

		67,410,494

Consumer Discretionary – 19.3%
Auto Components – 3.3%
Dana Holding Corp.	101,530	2,218,430
Lear Corp.	34,990	3,811,111
Tenneco, Inc.(a)	76,600	4,461,184

		10,490,725

Automobiles – 1.3%
Thor Industries, Inc.	67,020	4,132,453

Hotels, Restaurants & Leisure – 1.6%
Bloomin’ Brands, Inc.(a)	191,330	4,928,661

Household Durables – 3.6%
Helen of Troy Ltd.(a)	44,210	3,387,370
Meritage Homes Corp.(a)	102,840	4,577,409
PulteGroup, Inc.	143,840	3,245,030

		11,209,809

AB POOLING PORTFOLIOS •	165

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 2.7%
Big Lots, Inc.	99,460	$4,745,236
Dillard’s, Inc. – Class A	28,010	3,645,782

		8,391,018

Specialty Retail – 6.1%
Brown Shoe Co., Inc.	95,843	2,875,290
Children’s Place, Inc. (The)	67,570	3,850,815
GameStop Corp. – Class A(b)	92,430	3,417,137
Office Depot, Inc.(a)	694,430	6,506,809
Pier 1 Imports, Inc.	197,170	2,377,870

		19,027,921

Textiles, Apparel & Luxury Goods – 0.7%
Crocs, Inc.(a)	208,860	2,328,789

		60,509,376

Industrials – 11.8%
Aerospace & Defense – 1.3%
Spirit Aerosystems Holdings, Inc. – Class A(a)	79,890	3,931,387

Construction & Engineering – 2.9%
AECOM(a)	88,784	2,668,847
Granite Construction, Inc.	86,240	2,856,269
Tutor Perini Corp.(a)	156,650	3,645,245

		9,170,361

Electrical Equipment – 1.8%
General Cable Corp.	109,160	1,641,766
Regal-Beloit Corp.	51,350	4,002,219

		5,643,985

Machinery – 2.9%
ITT Corp.	78,550	3,226,048
Oshkosh Corp.	77,780	3,794,886
Terex Corp.	74,560	2,043,690

		9,064,624

Road & Rail – 1.7%
Con-way, Inc.	43,390	1,916,536
Ryder System, Inc.	38,140	3,584,779

		5,501,315

Trading Companies & Distributors – 1.2%
WESCO International, Inc.(a)	56,250	3,905,438

		37,217,110

Utilities – 5.2%
Electric Utilities – 2.6%
PNM Resources, Inc.	150,350	4,292,493
Westar Energy, Inc.	103,811	4,033,057

		8,325,550

166	• AB POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – 2.6%
Southwest Gas Corp.	68,340	$3,913,149
UGI Corp.	124,265	4,223,767

		8,136,916

		16,462,466

Materials – 3.7%
Chemicals – 1.3%
A Schulman, Inc.	61,752	2,629,400
Huntsman Corp.	73,030	1,640,254

		4,269,654

Containers & Packaging – 1.7%
Avery Dennison Corp.	48,740	2,610,027
Graphic Packaging Holding Co.(a)	177,180	2,673,646

		5,283,673

Metals & Mining – 0.7%
Steel Dynamics, Inc.	120,160	2,189,315

		11,742,642

Health Care – 3.4%
Health Care Providers & Services – 3.4%
LifePoint Hospitals, Inc.(a)	48,778	3,510,065
Molina Healthcare, Inc.(a)	40,420	2,574,350
WellCare Health Plans, Inc.(a)	49,710	4,514,165

		10,598,580

Energy – 2.6%
Oil, Gas & Consumable Fuels – 2.6%
Bill Barrett Corp.(a)	182,880	1,836,115
Rosetta Resources, Inc.(a)	151,560	2,687,159
SM Energy Co.	74,850	3,631,722

		8,154,996

Consumer Staples – 2.5%
Food Products – 2.5%
Dean Foods Co.	268,265	4,324,432
Ingredion, Inc.	43,090	3,542,429

		7,866,861

Total Common Stocks (cost $245,583,502)		305,453,722

SHORT-TERM INVESTMENTS – 2.8%
Investment Companies – 2.8%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(c)(d) (cost $8,786,172)	8,786,172	8,786,172

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $254,369,674)		314,239,894

AB POOLING PORTFOLIOS •	167

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%
Investment Companies – 1.6%
AB Exchange Reserves – Class I, 0.10%(c)(d) (cost $4,963,964)	4,963,964	$4,963,964

Total Investments – 101.5% (cost $259,333,638)		319,203,858
Other assets less liabilities – (1.5)%		(4,591,326)

Net Assets – 100.0%		$314,612,532

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

168	• AB POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Information Technology – 24.5%
Communications Equipment – 2.1%
F5 Networks, Inc.(a)	11,455	$1,353,008
Palo Alto Networks, Inc.(a)	38,328	5,451,008

		6,804,016

Electronic Equipment, Instruments & Components – 1.5%
Zebra Technologies Corp. – Class A(a)	52,917	4,818,093

Internet Software & Services – 2.9%
CoStar Group, Inc.(a)	20,533	4,089,352
HomeAway, Inc.(a)	95,780	2,968,701
Pandora Media, Inc.(a)	148,726	2,201,145

		9,259,198

IT Services – 1.1%
VeriFone Systems, Inc.(a)	97,931	3,446,192

Semiconductors & Semiconductor Equipment – 4.3%
Cavium, Inc.(a)	58,014	3,973,379
Intersil Corp. – Class A	142,981	2,229,074
Mellanox Technologies Ltd.(a)	76,457	3,642,411
ON Semiconductor Corp.(a)	294,940	3,760,485

		13,605,349

Software – 12.6%
Aspen Technology, Inc.(a)	46,077	1,778,803
Barracuda Networks, Inc.(a)(b)	99,440	3,787,670
Cadence Design Systems, Inc.(a)	233,515	4,286,168
Guidewire Software, Inc.(a)	67,551	3,759,889
NetSuite, Inc.(a)	45,617	4,398,391
ServiceNow, Inc.(a)	71,036	5,417,205
SolarWinds, Inc.(a)	108,783	5,518,561
Tableau Software, Inc. – Class A(a)	50,033	4,703,602
Take-Two Interactive Software, Inc.(a)	87,800	2,325,822
Ultimate Software Group, Inc. (The)(a)	26,616	4,382,191

		40,358,302

		78,291,150

Industrials – 21.2%
Aerospace & Defense – 3.4%
Hexcel Corp.	126,503	6,019,013
TransDigm Group, Inc.	22,294	4,834,677

		10,853,690

Air Freight & Logistics – 1.1%
Expeditors International of Washington, Inc.	75,719	3,657,228

AB POOLING PORTFOLIOS •	169

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.3%
AMETEK, Inc.	79,554	$4,227,500

Industrial Conglomerates – 1.7%
Carlisle Cos., Inc.	57,106	5,314,855

Machinery – 7.0%
Actuant Corp. – Class A	70,015	1,781,182
IDEX Corp.	66,971	5,174,179
Lincoln Electric Holdings, Inc.	66,129	4,565,546
Middleby Corp. (The)(a)	59,160	6,307,048
Valmont Industries, Inc.(b)	29,292	3,651,248
Wabtec Corp./DE	10,660	1,011,527

		22,490,730

Marine – 1.5%
Kirby Corp.(a)	60,414	4,656,711

Professional Services – 1.9%
Robert Half International, Inc.	97,477	6,039,675

Road & Rail – 1.7%
Genesee & Wyoming, Inc. – Class A(a)	51,823	5,342,951

Trading Companies & Distributors – 1.6%
MSC Industrial Direct Co., Inc. – Class A	8,155	595,233
United Rentals, Inc.(a)	49,182	4,576,877

		5,172,110

		67,755,450

Health Care – 20.1%
Biotechnology – 5.4%
Achillion Pharmaceuticals, Inc.(a)	106,872	1,297,426
Agios Pharmaceuticals, Inc.(a)(b)	9,603	1,030,210
Alder Biopharmaceuticals, Inc.(a)	39,194	1,053,535
Isis Pharmaceuticals, Inc.(a)(b)	5,501	377,149
Medivation, Inc.(a)	12,078	1,419,527
Pharmacyclics, Inc.(a)	19,638	4,240,433
Puma Biotechnology, Inc.(a)	12,036	2,563,788
Receptos, Inc.(a)	12,596	1,595,158
Synageva BioPharma Corp.(a)(b)	13,367	1,319,724
TESARO, Inc.(a)	42,786	2,281,777

		17,178,727

Health Care Equipment & Supplies – 4.2%
Align Technology, Inc.(a)	69,140	3,965,179
DBV Technologies SA (Sponsored ADR)(a)	47,642	1,032,402
DexCom, Inc.(a)	20,830	1,265,214

170	• AB POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

HeartWare International, Inc.(a)	38,532	$3,284,082
Insulet Corp.(a)	3,901	123,779
Sirona Dental Systems, Inc.(a)	40,668	3,693,468

		13,364,124

Health Care Providers & Services – 4.2%
Acadia Healthcare Co., Inc.(a)	96,586	6,107,133
Envision Healthcare Holdings, Inc.(a)	106,465	3,898,748
Premier, Inc. – Class A(a)	98,228	3,601,038

		13,606,919

Health Care Technology – 0.1%
Inovalon Holdings, Inc.(a)	12,493	388,033

Life Sciences Tools & Services – 1.7%
ICON PLC(a)	41,473	2,862,052
Quintiles Transnational Holdings, Inc.(a)	38,039	2,471,774

		5,333,826

Pharmaceuticals – 4.5%
Akorn, Inc.(a)	124,116	6,678,682
GW Pharmaceuticals PLC (ADR)(a)(b)	20,422	1,652,548
Jazz Pharmaceuticals PLC(a)	28,101	4,779,699
Tetraphase Pharmaceuticals, Inc.(a)	34,008	1,341,956

		14,452,885

		64,324,514

Consumer Discretionary – 18.2%
Distributors – 0.6%
LKQ Corp.(a)	81,078	1,992,492

Diversified Consumer Services – 2.9%
Bright Horizons Family Solutions, Inc.(a)	86,785	4,399,999
Grand Canyon Education, Inc.(a)	106,960	4,905,186

		9,305,185

Hotels, Restaurants & Leisure – 4.0%
Buffalo Wild Wings, Inc.(a)	25,566	4,886,174
Norwegian Cruise Line Holdings Ltd.(a)(b)	69,305	3,418,123
Wyndham Worldwide Corp.	49,057	4,487,734

		12,792,031

Household Durables – 1.3%
Tempur Sealy International, Inc.(a)	69,625	4,004,134

Leisure Products – 1.6%
Polaris Industries, Inc.(b)	32,772	5,024,931

Media – 1.2%
AMC Networks, Inc. – Class A(a)	52,360	3,770,967

AB POOLING PORTFOLIOS •	171

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 5.5%
Cabela’s, Inc.(a)	20,343	$1,107,473
Five Below, Inc.(a)	105,997	3,363,815
Select Comfort Corp.(a)	68,707	2,205,494
Tractor Supply Co.	56,074	4,941,241
Ulta Salon Cosmetics & Fragrance, Inc.(a)	43,397	6,108,562

		17,726,585

Textiles, Apparel & Luxury Goods – 1.1%
Under Armour, Inc. – Class A(a)	45,601	3,511,733

		58,128,058

Financials – 8.4%
Banks – 4.8%
First Republic Bank/CA	61,794	3,522,258
Iberiabank Corp.	52,874	3,337,407
Signature Bank/New York NY(a)	35,795	4,415,313
SVB Financial Group(a)	33,278	4,089,866

		15,364,844

Capital Markets – 3.6%
Affiliated Managers Group, Inc.(a)	15,838	3,427,660
Lazard Ltd. – Class A	89,168	4,536,868
Stifel Financial Corp.(a)	62,367	3,415,841

		11,380,369

		26,745,213

Energy – 2.9%
Energy Equipment & Services – 2.0%
FMC Technologies, Inc.(a)	45,857	1,831,070
Oceaneering International, Inc.	56,129	3,060,714
Superior Energy Services, Inc.	66,757	1,494,022

		6,385,806

Oil, Gas & Consumable Fuels – 0.9%
Concho Resources, Inc.(a)	12,384	1,348,865
Laredo Petroleum, Inc.(a)(b)	118,906	1,418,549

		2,767,414

		9,153,220

Consumer Staples – 1.9%
Beverages – 0.2%
Boston Beer Co., Inc. (The) – Class A(a)	2,380	636,888

Food & Staples Retailing – 1.7%
Diplomat Pharmacy, Inc.(a)	39,691	1,190,730
Sprouts Farmers Market, Inc.(a)	114,734	4,223,358

		5,414,088

		6,050,976

172	• AB POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.6%
Chemicals – 1.6%
PolyOne Corp.	126,078	$5,010,340

Total Common Stocks (cost $219,914,195)		315,458,921

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(c)(d) (cost $2,644,035)	2,644,035	2,644,035

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $222,558,230)		318,102,956

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.5%
Investment Companies – 5.5%
AB Exchange Reserves – Class I, 0.10%(c)(d) (cost $17,423,189)	17,423,189	17,423,189

Total Investments – 105.1% (cost $239,981,419)		335,526,145
Other assets less liabilities – (5.1)%		(16,274,397)

Net Assets – 100.0%		$319,251,748

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

AB POOLING PORTFOLIOS •	173

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 59.8%
Energy — 25.9%
Coal & Consumable Fuels – 0.2%
Cameco Corp.	24,968	$385,475
China Shenhua Energy Co., Ltd. – Class H	215,570	565,698
Coal India Ltd.	31,180	198,754
CONSOL Energy, Inc.	14,564	468,961

		1,618,888

Integrated Oil & Gas – 16.2%
BG Group PLC	479,250	7,055,843
BP PLC	1,945,341	13,397,027
Chevron Corp.	193,791	20,673,624
China Petroleum & Chemical Corp. – Class H	2,240,000	1,875,024
Exxon Mobil Corp.	449,640	39,811,126
Galp Energia SGPS SA	79,110	928,409
Gazprom OAO (Sponsored ADR)(a)	87,300	436,936
Hess Corp.	35,170	2,640,564
Lukoil OAO (London) (Sponsored ADR)(a)	64,830	3,145,552
PetroChina Co., Ltd. – Class H	2,108,000	2,454,843
Petroleo Brasileiro SA (ADR)(a)	374,590	2,483,532
Petroleo Brasileiro SA (Sponsored ADR)	384,958	2,583,068
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	342,543	11,184,194
Royal Dutch Shell PLC – Class A	249,875	8,140,551
Royal Dutch Shell PLC – Class B	337,127	11,426,521
Total SA	354,175	19,027,931

		147,264,745

Oil & Gas Equipment & Services – 0.4%
Aker Solutions ASA(b)(c)	214,610	1,196,950
Deep Sea Supply PLC(a)	1,231,451	691,814
Helix Energy Solutions Group, Inc.(c)	40,290	622,078
Petroleum Geo-Services ASA(a)	141,970	796,591

		3,307,433

Oil & Gas Exploration & Production – 7.0%
Anadarko Petroleum Corp.	68,425	5,763,438
Apache Corp.	24,190	1,592,670
Cabot Oil & Gas Corp.	26,401	765,629
Canadian Natural Resources Ltd.	195,529	5,687,093
CNOOC Ltd.	1,102,800	1,577,780
Concho Resources, Inc.(c)	7,148	778,560
ConocoPhillips	146,265	9,536,478
Det Norske Oljeselskap ASA(a)(c)	268,024	1,357,026
Devon Energy Corp.	24,585	1,514,190

174	• AB POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Encana Corp.	46,749	$609,184
EOG Resources, Inc.	77,864	6,985,958
EQT Corp.	9,583	764,819
Inpex Corp.	153,200	1,810,810
Marathon Oil Corp.	42,670	1,188,786
Murphy Oil Corp.	38,600	1,964,354
Noble Energy, Inc.	22,878	1,080,528
Occidental Petroleum Corp.	121,527	9,464,523
Pioneer Natural Resources Co.	9,055	1,381,069
Rosetta Resources, Inc.(c)	46,950	832,423
Southwestern Energy Co.(c)	22,344	560,388
Whiting Petroleum Corp.(c)	14,070	475,988
Williams Cos., Inc. (The)	126,450	6,201,108
Woodside Petroleum Ltd.	46,382	1,273,077

		63,165,879

Oil & Gas Refining & Marketing – 0.4%
JX Holdings, Inc.	361,700	1,465,633
Valero Energy Corp.	30,500	1,881,545

		3,347,178

Oil & Gas Storage & Transportation – 1.7%
Enbridge, Inc.	114,390	5,319,167
Kinder Morgan, Inc./DE	130,680	5,359,187
Petronet LNG Ltd.	281,000	832,118
TransCanada Corp.	100,430	4,401,696

		15,912,168

		234,616,291

Materials – 8.1%
Aluminum – 0.2%
Alcoa, Inc.	12,960	191,678
Norsk Hydro ASA	258,206	1,474,761

		1,666,439

Commodity Chemicals – 0.4%
Denki Kagaku Kogyo KK	278,000	1,082,978
LyondellBasell Industries NV – Class A	18,180	1,561,844
Westlake Chemical Corp.	20,410	1,362,571

		4,007,393

Construction Materials – 0.1%
West China Cement Ltd.	9,218,000	1,199,483

Diversified Chemicals – 0.6%
Arkema SA	25,616	1,914,355
Eastman Chemical Co.	18,100	1,347,726
Huntsman Corp.	80,920	1,817,463

		5,079,544

AB POOLING PORTFOLIOS •	175

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Metals & Mining – 2.5%
Anglo American PLC	15,422	$287,481
Aurubis AG	22,710	1,368,921
BHP Billiton Ltd.	115,845	3,042,429
BHP Billiton PLC	23,318	581,958
Boliden AB	52,250	1,056,321
Freeport-McMoRan, Inc.	11,451	247,685
Glencore PLC(c)	1,080,576	4,991,698
Korea Zinc Co., Ltd.(c)	3,700	1,379,523
MMC Norilsk Nickel OJSC (ADR)(a)	149,250	2,698,440
Rio Tinto PLC	151,117	7,437,158

		23,091,614

Fertilizers & Agricultural Chemicals – 1.2%
Monsanto Co.	43,387	5,225,097
Mosaic Co. (The)	15,306	815,198
Potash Corp. of Saskatchewan, Inc.	39,161	1,404,984
Syngenta AG	4,399	1,554,512
UPL Ltd.	269,930	1,840,191

		10,839,982

Forest Products – 0.0%
Duratex SA	14,166	37,876

Gold – 1.1%
Agnico-Eagle Mines Ltd.(a)	62,680	2,014,124
Barrick Gold Corp.(a)	47,284	615,021
Franco-Nevada Corp.	6,328	333,889
Goldcorp, Inc.	168,901	3,719,578
Koza Altin Isletmeleri AS	109,020	966,613
Newcrest Mining Ltd.(c)	30,730	344,598
Newmont Mining Corp.	20,289	534,209
Randgold Resources Ltd.	14,240	1,129,779
Real Gold Mining Ltd.(c)(d)(e)	686,500	9

		9,657,820

Paper Products – 0.5%
International Paper Co.	19,207	1,083,467
Mondi PLC	69,990	1,433,777
Sappi Ltd.(c)	237,940	998,925
Stora Enso Oyj – Class R	26,048	250,086
UPM-Kymmene Oyj	25,184	472,430

		4,238,685

Precious Metals & Minerals – 0.2%
Impala Platinum Holdings Ltd.(c)	21,465	131,989
Industrias Penoles SAB de CV	5,621	119,443
Silver Wheaton Corp.	52,221	1,127,883

		1,379,315

176	• AB POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Chemicals – 0.2%
Johnson Matthey PLC	18,980	$996,222
Koninklijke DSM NV	14,726	820,942

		1,817,164

Steel – 1.1%
ArcelorMittal (Euronext Amsterdam)	11,007	120,247
BlueScope Steel Ltd.(c)	193,249	726,269
China Steel Corp. (Sponsored GDR)(b)	6,498	105,456
JFE Holdings, Inc.	5,400	135,093
Nippon Steel & Sumitomo Metal Corp.	83,920	223,126
Nucor Corp.	3,515	165,310
POSCO	710	172,968
Tata Steel Ltd.	211,460	1,204,340
Ternium SA (Sponsored ADR)	52,650	931,905
ThyssenKrupp AG	4,954	131,732
Vale SA	14,170	106,072
Vale SA (Preference Shares)	21,190	138,169
Vale SA (Sponsored ADR) (Local Preference Shares)(a)	789,480	5,107,936
Voestalpine AG	22,190	866,337

		10,134,960

		73,150,275

Equity: Other – 7.2%
Diversified/Specialty – 6.5%
Alam Sutera Realty Tbk PT	1,402,450	72,507
Alexandria Real Estate Equities, Inc.	1,708	163,814
Axis Real Estate Investment Trust	45,800	46,893
Ayala Land, Inc.	1,002,782	824,228
Azrieli Group	4,351	163,384
Bakrieland Development Tbk PT(c)	3,227,600	12,486
Beni Stabili SpA SIIQ	110,444	90,361
Boral Ltd.	98,520	471,621
British Land Co. PLC (The)	231,173	2,951,409
Bumi Serpong Damai Tbk PT	874,000	149,733
Buzzi Unicem SpA(a)	34,420	486,143
CA Immobilien Anlagen AG(a)(c)	49,601	1,011,857
Canadian Real Estate Investment Trust	1,645	61,584
Capital Property Fund	173,115	208,529
CapitaLand Ltd.	300,000	789,830
CBRE Group, Inc. – Class A(c)	26,010	891,103
Central Pattana PCL	160,000	217,754
Cheung Kong Holdings Ltd.	37,000	732,371
Ciputra Development Tbk PT	1,262,900	144,783
City Developments Ltd.(a)	71,000	532,388
ClubCorp Holdings, Inc.	52,554	935,461
Cofinimmo SA	7,070	873,582

AB POOLING PORTFOLIOS •	177

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Country Garden Holdings Co., Ltd.	557,000	$221,671
CSR Ltd.	149,620	503,632
Dexus Property Group	114,052	702,315
Digital Realty Trust, Inc.	3,235	214,739
Duke Realty Corp.	42,909	916,536
East Japan Railway Co.	5,900	495,611
Eastern & Oriental Bhd	94,105	58,715
Emira Property Fund	235,340	369,643
Evergrande Real Estate Group Ltd.(a)	721,750	319,423
Fastighets AB Balder – Class B(c)	10,997	194,868
Fibra Uno Administracion SA de CV	600,938	1,687,175
Folkestone Education Trust	136,750	237,221
Fonciere Des Regions	4,013	414,453
Fukuoka REIT Corp.(a)	113	214,793
Gecina SA	4,080	535,578
Globe Trade Centre SA(c)	30,597	40,283
GPT Group (The)	264,677	971,257
Gramercy Property Trust, Inc.	133,610	941,951
Great Portland Estates PLC	41,078	507,472
Grivalia Properties REIC	4,621	45,370
Growthpoint Properties Ltd.	246,478	626,974
Guangzhou R&F Properties Co., Ltd. – Class H	117,000	136,590
H&R Real Estate Investment Trust	6,447	124,701
Hang Lung Properties Ltd.	269,000	761,098
Hemfosa Fastigheter AB(c)	32,583	826,454
Henderson Land Development Co., Ltd.	204,850	1,396,110
Hufvudstaden AB – Class A	13,222	193,842
Hulic Co., Ltd.	34,850	381,531
IJM Land Bhd	50,100	51,435
IMMOFINANZ AG(c)	114,036	346,976
Kennedy Wilson Europe Real Estate PLC	55,079	915,814
Kiwi Property Group Ltd.	119,624	118,986
KLCCP Stapled Group	53,400	102,681
Kungsleden AB	21,706	178,410
Land Securities Group PLC	93,963	1,818,398
Lend Lease Group	21,509	291,070
Lippo Karawaci Tbk PT	2,278,600	207,730
Longfor Properties Co., Ltd.	161,950	211,627
Mah Sing Group Bhd	96,900	54,655
Mapletree Greater China Commercial Trust(b)	213,500	162,618
Megaworld Corp.	1,382,100	171,385
Merlin Properties Socimi SA(c)	98,673	1,325,040
Mitsubishi Estate Co., Ltd.	187,000	4,369,265
Mitsui Fudosan Co., Ltd.	154,000	4,231,857
New World China Land Ltd.	302,000	198,879
Nomura Real Estate Holdings, Inc.	15,300	270,856

178	• AB POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Orix JREIT, Inc.(a)	432	$618,878
PLA Administradora Industrial S de RL de CV(c)	154,180	332,581
Pruksa Real Estate PCL	79,200	78,392
Quality Houses PCL	420,500	53,327
Redefine Properties Ltd.	391,892	397,795
Regal Entertainment Group – Class A	39,150	925,506
Resilient Property Income Fund Ltd.	29,704	238,696
Royal Mail PLC	68,200	442,118
SA Corporate Real Estate Fund Nominees Pty Ltd.	422,900	184,870
SM Prime Holdings, Inc.	896,850	401,299
SP Setia Bhd Group	99,450	96,304
Spirit Realty Capital, Inc.	22,116	270,921
Sponda Oyj	28,674	143,686
Sumitomo Realty & Development Co., Ltd.	95,000	3,273,196
Summarecon Agung Tbk PT	1,287,400	180,241
Sun Hung Kai Properties Ltd.	302,663	4,730,899
Sunac China Holdings Ltd.	220,400	203,396
Suntec Real Estate Investment Trust	286,000	409,485
Supalai PCL	71,400	52,120
Swiss Prime Site AG(c)	6,561	597,897
Taiheiyo Cement Corp.	52,000	173,929
Unitech Ltd.(c)	162,484	56,555
United Urban Investment Corp.	301	490,351
Vornado Realty Trust	7,186	790,747
Wallenstam AB – Class B	11,924	212,050
Wharf Holdings Ltd. (The)	304,000	2,216,245
WP Carey, Inc.	2,014	138,120
Yuexiu Property Co., Ltd.	740,000	148,847

		58,757,960

Health Care – 0.6%
Chartwell Retirement Residences	46,760	478,784
HCP, Inc.	41,283	1,748,748
Health Care REIT, Inc.	7,339	565,910
LTC Properties, Inc.	22,960	1,024,705
Medical Properties Trust, Inc.	46,235	699,998
Omega Healthcare Investors, Inc.(a)	3,008	120,500
Ventas, Inc.	18,843	1,403,239

		6,041,884

Triple Net – 0.1%
National Retail Properties, Inc.	2,990	120,318
Realty Income Corp.(a)	12,503	625,900

		746,218

		65,546,062

AB POOLING PORTFOLIOS •	179

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 4.7%
Electric Utilities – 1.8%
CLP Holdings Ltd.	139,500	$1,254,922
Electricite de France SA	113,500	3,132,100
Endesa SA	121,860	2,459,734
Enel SpA	667,640	3,077,657
Fortum Oyj	56,680	1,289,381
Iberdrola SA	379,780	2,591,958
Korea Electric Power Corp.	33,670	1,387,076
SSE PLC	58,930	1,429,236

		16,622,064

Gas Utilities – 0.6%
Gas Natural SDG SA	68,910	1,662,687
Hong Kong & China Gas Co., Ltd.	624,000	1,408,859
Petronas Gas Bhd	153,900	984,721
Snam SpA	246,470	1,247,351

		5,303,618

Independent Power Producers & Energy Traders – 0.4%
Aboitiz Power Corp.	266,500	268,471
AES Corp./VA	33,260	431,382
Calpine Corp.(c)	18,080	383,296
China Resources Power Holdings Co., Ltd.	206,000	542,402
EDP Renovaveis SA	44,640	308,523
Electric Power Development Co., Ltd.	6,500	216,777
Enel Green Power SpA	295,650	632,269
NRG Energy, Inc.	17,530	420,370
Tractebel Energia SA	34,900	410,624

		3,614,114

Multi-Utilities – 1.7%
Centrica PLC	324,890	1,223,208
Dominion Resources, Inc./VA	30,020	2,164,142
E.ON SE	116,330	1,880,898
GDF Suez	139,750	3,100,802
National Grid PLC	201,550	2,756,932
PG&E Corp.	22,680	1,218,597
RWE AG	38,730	1,082,833
Sempra Energy	12,160	1,315,712
United Utilities Group PLC	43,590	635,909

		15,379,033

Water Utilities – 0.2%
American Water Works Co., Inc.	9,810	530,525
Cia de Saneamento Basico do Estado de Sao Paulo	61,300	365,802

180	• AB POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Severn Trent PLC	15,200	$475,880

		1,372,207

		42,291,036

Retail – 4.3%
Regional Mall – 1.6%
BR Malls Participacoes SA	100,510	598,723
CapitaMall Trust	310,000	480,108
General Growth Properties, Inc.	42,709	1,238,988
Macerich Co. (The)	23,614	1,975,312
Multiplan Empreendimentos Imobiliarios SA	19,150	367,990
Pennsylvania Real Estate Investment Trust	41,040	934,891
Simon Property Group, Inc.	24,124	4,592,244
Taubman Centers, Inc.	3,703	267,875
Westfield Corp.	298,913	2,289,145
WP GLIMCHER, Inc.	66,280	1,148,632

		13,893,908

Shopping Center/Other Retail – 2.7%
Aeon Mall Co., Ltd.	18,800	364,919
American Realty Capital Properties, Inc.	55,773	547,133
Atrium European Real Estate Ltd.(c)	19,986	98,564
Calloway Real Estate Investment Trust	2,464	59,959
Capital & Counties Properties PLC	86,785	541,041
CapitaMalls Malaysia Trust	123,700	51,484
Charter Hall Retail REIT	85,170	303,150
Citycon Oyj	97,462	345,001
DDR Corp.	49,881	944,746
Federal Realty Investment Trust	1,617	229,663
Federation Centres	191,030	444,096
Hammerson PLC	141,675	1,475,929
Hyprop Investments Ltd.	59,325	565,969
IGB Real Estate Investment Trust	193,600	72,557
Iguatemi Empresa de Shopping Centers SA	7,200	69,115
Intu Properties PLC	109,640	597,367
Japan Retail Fund Investment Corp.(a)	426	915,513
JB Hi-Fi Ltd.(a)	33,720	460,353
Kimco Realty Corp.	9,827	258,254
Klepierre	35,118	1,714,927
Link REIT (The)	281,878	1,797,347
Mercialys SA	25,415	625,492
Pier 1 Imports, Inc.	10,389	125,291
Ramco-Gershenson Properties Trust	51,774	969,209
Regency Centers Corp.	7,709	505,942
Retail Opportunity Investments Corp.	60,829	1,018,886
RioCan Real Estate Investment Trust	15,255	357,183

AB POOLING PORTFOLIOS •	181

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Scentre Group	1,048,187	$3,157,683
Unibail-Rodamco SE	15,244	4,385,580
Urban Edge Properties(c)	2,003	47,952
Vastned Retail NV	16,188	843,251
Weingarten Realty Investors	19,630	710,999

		24,604,555

		38,498,463

Residential – 3.2%
Multi-Family – 2.9%
Advance Residence Investment Corp.	154	386,179
Apartment Investment & Management Co. – Class A	3,479	131,089
Associated Estates Realty Corp.	31,390	751,790
AvalonBay Communities, Inc.	9,017	1,517,922
Barratt Developments PLC	67,280	533,897
Boardwalk Real Estate Investment Trust	945	44,789
BUWOG AG(a)(c)	4,745	105,616
Camden Property Trust	2,028	147,618
Canadian Apartment Properties REIT	2,631	59,582
China Overseas Land & Investment Ltd.	1,024,650	3,118,393
China Resources Land Ltd.	270,966	719,566
China Vanke Co., Ltd. – Class H(a)(c)	769,675	1,769,533
CIFI Holdings Group Co., Ltd.	2,072,000	415,766
Corp. GEO SAB de CV Series B(c)(d)(e)	108,590	741
Cyrela Brazil Realty SA Empreendimentos e Participacoes	32,020	130,618
Desarrolladora Homex SAB de CV(c)(d)(e)	1,300	50
Deutsche Annington Immobilien SE	10,618	409,504
Deutsche Wohnen AG	33,921	934,255
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	474,793	592,843
Equity Residential	21,936	1,689,730
Essex Property Trust, Inc.	3,443	765,827
GAGFAH SA(c)(d)(e)	71,456	1,681,986
Ichigo Real Estate Investment Corp.	458	361,789
Irish Residential Properties REIT PLC	181,610	210,344
Japan Rental Housing Investments, Inc.	340	260,200
Kaisa Group Holdings Ltd.(a)	1,057,000	211,242
Kenedix Residential Investment Corp.(a)	101	307,794
KWG Property Holding Ltd.	1,201,000	783,132
Land & Houses PCL	357,200	114,908
LEG Immobilien AG(c)	16,169	1,329,718
LPN Development PCL	68,400	41,710
Meritage Homes Corp.(c)	10,680	475,367
Mid-America Apartment Communities, Inc.	16,337	1,183,942
MRV Engenharia e Participacoes SA	35,400	84,798

182	• AB POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

PDG Realty SA Empreendimentos e Participacoes(c)	158,130	$26,181
PulteGroup, Inc.	20,580	464,285
Shimao Property Holdings Ltd.	146,500	311,501
Sino-Ocean Land Holdings Ltd.	433,350	272,920
Stockland	587,187	2,149,265
Sun Communities, Inc.	13,101	885,497
UDR, Inc.	5,976	190,873
UNITE Group PLC (The)	17,014	144,469
Urbi Desarrollos Urbanos SAB de CV(a)(c)(d)(e)	52,560	– 0	–
Wing Tai Holdings Ltd.	677,600	885,980

		26,603,209

Self Storage – 0.2%
Extra Space Storage, Inc.	16,171	1,063,728
Public Storage	3,464	683,170
Safestore Holdings PLC	118,610	511,160

		2,258,058

Single Family – 0.1%
Fortune Brands Home & Security, Inc.	10,480	485,434

		29,346,701

Transportation – 2.5%
Airport Services – 1.0%
Aeroports de Paris	19,570	2,382,927
Airports of Thailand PCL	181,400	1,733,764
Auckland International Airport Ltd.	239,330	786,690
Flughafen Zuerich AG	1,090	780,937
Fraport AG Frankfurt Airport Services Worldwide	20,040	1,210,601
Kobenhavns Lufthavne	1,550	769,375
SIA Engineering Co., Ltd.(a)	283,000	882,526

		8,546,820

Highways & Railtracks – 1.2%
Abertis Infraestructuras SA	189,150	3,687,163
Atlantia SpA	182,720	4,809,902
CCR SA	436,400	2,562,673

		11,059,738

Marine Ports & Services – 0.3%
COSCO Pacific Ltd.	450,000	649,709
International Container Terminal Services, Inc.	301,460	766,003
Kamigumi Co., Ltd.	42,000	410,496
Mitsubishi Logistics Corp.	26,000	400,453
Westports Holdings Bhd	453,200	432,577

AB POOLING PORTFOLIOS •	183

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Westshore Terminals Investment Corp.	12,630	$327,647

		2,986,885

		22,593,443

Office – 1.7%
Office – 1.7%
Allied Properties Real Estate Investment Trust	20,890	678,286
Ascendas India Trust	84,000	57,937
Befimmo SA	1,950	140,894
Boston Properties, Inc.	6,718	923,120
CapitaCommercial Trust	234,000	303,049
Castellum AB	19,557	334,926
Cominar Real Estate Investment Trust	3,435	54,186
Cousins Properties, Inc.	17,500	187,775
Derwent London PLC	11,036	569,984
Dream Office Real Estate Investment Trust	26,661	584,576
Entra ASA(b)(c)	46,080	512,431
Fabege AB	72,149	1,095,492
Hongkong Land Holdings Ltd.	275,100	2,077,005
Hudson Pacific Properties, Inc.	17,380	555,465
Inmobiliaria Colonial SA(c)	199,772	145,968
Investa Office Fund	103,500	324,598
Japan Real Estate Investment Corp.	286	1,428,934
Kenedix Office Investment Corp. – Class A	133	760,194
Kilroy Realty Corp.	4,525	334,714
Liberty Property Trust	14,281	531,539
Nippon Building Fund, Inc.	161	809,747
Norwegian Property ASA(c)	61,949	86,466
NTT Urban Development Corp.	26,900	276,438
Parkway Properties, Inc./Md	52,288	920,792
PSP Swiss Property AG(c)	4,742	492,261
SL Green Realty Corp.	2,269	288,004
Tokyo Tatemono Co., Ltd.	49,000	363,965
Workspace Group PLC	44,120	585,269

		15,424,015

Industrials – 1.0%
Industrial Warehouse Distribution – 0.8%
Ascendas Real Estate Investment Trust	232,000	420,472
DCT Industrial Trust, Inc.	12,990	468,679
Global Logistic Properties Ltd.	350,800	666,215
Granite Real Estate Investment Trust	25,620	921,551
Hansteen Holdings PLC	166,310	302,974
Japan Logistics Fund, Inc.	107	218,130

184	• AB POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mapletree Industrial Trust	479,800	$543,677
Mapletree Logistics Trust	556,012	501,812
Mexico Real Estate Management SA de CV(c)	310,670	535,699
Nippon Prologis REIT, Inc.	282	652,564
Prologis, Inc.	11,909	508,633
Segro PLC	88,585	587,937
STAG Industrial, Inc.	30,380	757,981
Warehouses De Pauw SCA	1,340	110,365

		7,196,689

Mixed Office Industrial – 0.2%
BR Properties SA	23,720	96,844
Goodman Group	318,673	1,551,424

		1,648,268

		8,844,957

Lodging – 0.6%
Lodging – 0.6%
Ashford Hospitality Prime, Inc.	51,452	837,124
Ashford Hospitality Trust, Inc.	87,598	932,919
Ashford, Inc.(c)	1,006	138,838
Host Hotels & Resorts, Inc.	25,917	544,257
Japan Hotel REIT Investment Corp.	522	347,265
Pebblebrook Hotel Trust	4,850	235,613
RLJ Lodging Trust	41,210	1,310,890
Wyndham Worldwide Corp.	14,970	1,369,456

		5,716,362

Food Beverage & Tobacco – 0.5%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	49,792	2,384,041
Bunge Ltd.	17,288	1,413,812

		3,797,853

Packaged Foods & Meats – 0.1%
Tyson Foods, Inc. – Class A	22,360	923,692

		4,721,545

Financial: Other – 0.1%
Financial: Other – 0.1%
DLF Ltd.	51,046	129,609
HFF, Inc. – Class A	20,340	723,697

		853,306

Mortgage – 0.0%
Mortgage – 0.0%
Concentradora Hipotecaria SAPI de CV	248,000	432,120

Total Common Stocks (cost $564,655,254)		542,034,576

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	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 22.0%
United States – 22.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS)(f)(g)	$191,069	$193,293,246
0.625%, 7/15/21 (TIPS)	5,770	6,043,713

Total Inflation-Linked Securities (cost $199,047,292)		199,336,959

	Shares
INVESTMENT COMPANIES – 0.4%
Funds and Investment Trust – 0.4%
iShares US Real Estate ETF(a) (cost $2,441,417)	38,220	3,023,966

WARRANTS – 0.1%
Equity: Other – 0.1%
Diversified/Specialty – 0.1%
Eastern & Oriental Bhd, expiring 7/21/19(c)	17,110	2,184
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(c)	504,073	1,036,255

Total Warrants (cost $672,568)		1,038,439

RIGHTS – 0.0%
Residential – 0.0%
Multi-Family – 0.0%
Irish Residential Properties REIT PLC (cost $0)	121,073	4,742

SHORT-TERM INVESTMENTS – 17.2%
Investment Companies – 17.2%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(h)(i) (cost $155,903,588)	155,903,588	155,903,588

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $922,720,119)		901,342,270

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Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%
Investment Companies – 2.7%
AB Exchange Reserves – Class I, 0.10%(h)(i) (cost $24,412,826)	24,412,826	$24,412,826

Total Investments – 102.2% (cost $947,132,945)		925,755,096
Other assets less liabilities – (2.2)%		(19,573,262)

Net Assets – 100.0%		$906,181,834

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Canola (WCE) Futures	198	May 2015	$1,480,150	$1,486,623	$6,473
Cocoa Futures	133	May 2015	3,737,560	4,011,280	273,720
Coffee C Futures	14	May 2015	878,060	737,625	(140,435)
Copper Futures	15	May 2015	986,849	1,009,312	22,463
Copper London Metal Exchange Futures	11	April 2015	1,568,079	1,625,112	57,033
Corn Futures	179	July 2015	3,595,643	3,591,188	(4,455)
Cotton No. 2 Futures	64	May 2015	2,022,746	2,077,760	55,014
Gold 100 OZ Futures	154	April 2015	19,954,009	18,681,740	(1,272,269)
Lead London Metal Exchange Futures	100	April 2015	4,455,266	4,310,000	(145,266)
Lean Hogs Futures	59	April 2015	1,764,099	1,592,410	(171,689)
Live Cattle Futures	35	April 2015	2,113,406	2,123,800	10,394
Neckel London Metal Exchange Futures	11	April 2015	977,890	928,422	(49,468)
Nickel London Metal Exchange Futures	17	March 2015	1,673,858	1,432,947	(240,911)
NY Harbor USLD Futures	65	April 2015	5,021,053	5,279,820	258,767
Palladium Futures	27	June 2015	2,098,900	2,212,650	113,750
Platinum Futures	18	April 2015	1,064,352	1,067,040	2,688
PRI Aluminum London Metal Exchange Futures	31	April 2015	1,377,257	1,404,300	27,043
Silver Futures	8	May 2015	675,100	662,320	(12,780)
Soybean Meal Futures	149	July 2015	4,790,995	5,051,100	260,105
WTI Crude Futures	29	April 2015	1,501,993	1,512,060	10,067
WTI Crude Futures	261	November 2017	21,400,256	17,359,110	(4,041,146)

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Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2015	Unrealized Appreciation/ (Depreciation)
WTI Crude Futures	497	November 2018	$40,469,579	$33,920,250	$(6,549,329)
WTI Crude Futures	263	November 2019	18,359,329	18,378,440	19,111
Zinc London Metal Exchange Futures	11	April 2015	574,852	565,812	(9,040)
Sold Contracts
Brent Crude Oil Futures	98	April 2015	5,934,719	6,188,700	(253,981)
Cattle Feeder Futures	12	March 2015	1,217,829	1,211,400	6,429
KC HRW Wheat Futures	121	July 2015	3,488,787	3,303,300	185,487
Lead London Metal Exchange Futures	66	April 2015	3,009,398	2,844,600	164,798
Copper London Metal Exchange Futures	6	April 2015	852,582	886,425	(33,843)
Nickel London Metal Exchange Futures	2	April 2015	177,775	168,804	8,971
Zinc London Metal Exchange Futures	87	April 2015	4,441,668	4,475,063	(33,395)
Nickel London Metal Exchange Futures	17	March 2015	1,650,322	1,432,947	217,375
PRI Aluminum London Metal Exchange Futures	4	April 2015	187,838	181,200	6,638
S&P 500 E Mini Index Futures	347	March 2015	35,036,083	36,483,580	(1,447,497)
Soybean Futures	96	July 2015	4,790,304	4,966,800	(176,496)

					$(12,875,674)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	24,371	USD	19,534	6/18/15	$65,247
Barclays Bank PLC	EUR	1,820	USD	2,229	3/18/15	192,346
BNP Paribas SA	EUR	2,898	USD	3,268	3/18/15	24,814
BNP Paribas SA	GBP	1,759	USD	2,654	3/18/15	(61,805)
BNP Paribas SA	JPY	618,943	USD	5,447	3/18/15	271,668
BNP Paribas SA	USD	536	CAD	672	3/18/15	1,668
BNP Paribas SA	USD	538	MYR	1,893	3/18/15	(14,396)
Credit Suisse International	EUR	38,387	USD	47,343	3/18/15	4,379,664
Deutsche Bank AG	CAD	14,915	USD	12,969	3/18/15	1,040,389
Deutsche Bank AG	GBP	6,548	USD	10,224	3/18/15	116,310
Deutsche Bank AG	JPY	2,895,579	USD	23,996	3/18/15	(213,480)
Deutsche Bank AG	USD	5,123	EUR	4,115	3/18/15	(517,677)
Deutsche Bank AG	USD	9,625	GBP	6,154	3/18/15	(125,220)
Goldman Sachs Bank USA	AUD	7,652	USD	6,310	3/18/15	335,178

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Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	AUD	786	USD	612	3/18/15	$(1,287)
Goldman Sachs Bank USA	CAD	1,496	USD	1,186	3/18/15	(10,007)
Goldman Sachs Bank USA	NOK	17,117	USD	2,384	3/18/15	151,830
Goldman Sachs Bank USA	USD	2,234	RUB	148,695	3/18/15	160,437
Goldman Sachs Bank USA	USD	4,302	ZAR	50,519	3/18/15	18,882
Royal Bank of Scotland PLC	BRL	24,502	USD	9,323	3/03/15	688,911
Royal Bank of Scotland PLC	USD	8,513	BRL	24,502	3/03/15	121,346
Royal Bank of Scotland PLC	EUR	2,239	USD	2,800	3/18/15	293,661
Royal Bank of Scotland PLC	INR	83,602	USD	1,333	3/18/15	(21,104)
Royal Bank of Scotland PLC	USD	2,711	JPY	318,181	3/18/15	(50,664)
Standard Chartered Bank	USD	2,546	CNY	15,745	3/18/15	6,516
Standard Chartered Bank	USD	4,258	HKD	33,011	3/18/15	(2,266)
Standard Chartered Bank	USD	1,622	IDR	20,453,303	3/18/15	(54,510)
Standard Chartered Bank	USD	2,138	SGD	2,830	3/18/15	(62,697)
State Street Bank & Trust Co.	GBP	1,884	USD	2,938	3/18/15	29,554
State Street Bank & Trust Co.	USD	3,086	CHF	3,013	3/18/15	75,856
State Street Bank & Trust Co.	USD	3,320	EUR	2,925	3/18/15	(46,646)
State Street Bank & Trust Co.	USD	73	SEK	551	3/18/15	(6,847)
State Street Bank & Trust Co.	EUR	1,314	USD	1,490	6/18/15	17,370
State Street Bank & Trust Co.	JPY	52,947	USD	445	6/18/15	1,727
UBS AG	BRL	24,502	USD	8,513	3/03/15	(121,346)
UBS AG	USD	8,504	BRL	24,502	3/03/15	130,653
UBS AG	BRL	24,502	USD	8,276	6/02/15	(123,511)

						$6,690,564

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$6,040	3/30/22	2.263%	3 Month LIBOR	$(202,545)

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$38,500	10/23/17	1.653%	CPI	#	$(446,456)
Barclays Bank PLC	32,025	6/17/24	2.514%	CPI	#	(1,992,450)
Barclays Bank PLC	18,120	10/23/24	2.239%	CPI	#	(558,477)
Citibank, NA	1,500	3/27/18	2.450%	CPI	#	(93,134)
JPMorgan Chase Bank, NA	112,219	10/01/16	1.918%	CPI	#	(2,438,872)
JPMorgan Chase Bank, NA	112,450	6/06/17	2.040%	CPI	#	(2,788,161)
JPMorgan Chase Bank, NA	34,000	6/17/24	2.513%	CPI	#	(2,109,974)
JPMorgan Chase Bank, NA	32,025	6/17/24	2.513%	CPI	#	(1,987,410)
JPMorgan Chase Bank, NA	4,600	7/30/24	2.596%	CPI	#	(325,562)

						$(12,740,496)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

AB POOLING PORTFOLIOS •	189

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TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Bloomberg Commodity Index 2 Months Forwards	$250,000	0.11%	USD	56,596	3/16/15	$(264,788)
JPMorgan Chase Bank
Bloomberg Commodity Index 2 Months Forwards	43,115	0.11%		9,761	3/16/15	(45,665)
Bloomberg Commodity Index 2 Months Forwards	937,858	0.11%		212,318	3/16/15	(993,335)
Bloomberg Commodity Index 2 Months Forwards	101,647	0.11%		23,011	3/18/15	(107,660)

						$(1,411,448)

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate market value of these securities amounted to $1,977,455 or 0.2% of net assets.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar
ZAR	– South African Rand

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Glossary:

ADR	– American Depositary Receipt
ETF	– Exchange Traded Fund
GDR	– Global Depositary Receipt
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security
WCE	– Winnipeg Commodities Exchange
WTI	– West Texas Intermediate

See notes to financial statements.

AB POOLING PORTFOLIOS •	191

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VOLATILITY MANAGEMENT

PORTFOLIO OF INVESTMENTS

February 28, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 73.8%
Financials – 11.4%
Banks – 5.6%
Aozora Bank Ltd.	30,000	$108,147
Australia & New Zealand Banking Group Ltd.	73,025	2,014,592
Banca Monte dei Paschi di Siena SpA(a)	109,470	75,584
Banco Bilbao Vizcaya Argentaria SA	157,083	1,571,446
Banco Comercial Portugues SA(a)(b)	883,595	81,946
Banco de Sabadell SA	88,690	242,857
Banco Espirito Santo SA(a)(c)(d)	54,936	– 0	–
Banco Popolare SC(a)	9,614	148,012
Banco Popular Espanol SA	46,555	213,579
Banco Santander SA	334,414	2,445,107
Bank Hapoalim BM	27,081	122,262
Bank Leumi Le-Israel BM(a)	33,758	116,760
Bank of America Corp.	354,102	5,598,353
Bank of East Asia Ltd.	33,800	138,461
Bank of Ireland(a)	727,800	276,348
Bank of Kyoto Ltd. (The)	9,000	88,195
Bank of Queensland Ltd.	9,550	103,957
Bank of Yokohama Ltd. (The)	30,000	186,077
Bankia SA(a)	119,352	172,842
Bankinter SA	17,836	139,023
Barclays PLC	434,043	1,718,737
BB&T Corp.	24,200	920,810
Bendigo & Adelaide Bank Ltd.	11,979	119,920
BNP Paribas SA	28,096	1,632,905
BOC Hong Kong Holdings Ltd.	97,500	343,067
CaixaBank SA	47,129	218,284
Chiba Bank Ltd. (The)	19,000	143,192
Chugoku Bank Ltd. (The)	4,000	61,595
Citigroup, Inc.	102,099	5,352,030
Comerica, Inc.	6,050	276,969
Commerzbank AG(a)	25,689	346,287
Commonwealth Bank of Australia	42,896	3,077,284
Credit Agricole SA	27,265	382,527
Danske Bank A/S	17,403	460,548
DBS Group Holdings Ltd.	46,000	659,585
DnB ASA	25,942	421,882
Erste Group Bank AG	7,416	194,048
Fifth Third Bancorp	28,050	543,048
Fukuoka Financial Group, Inc.	20,000	107,342
Gunma Bank Ltd. (The)	9,000	64,397
Hachijuni Bank Ltd. (The)	10,000	74,856
Hang Seng Bank Ltd.	20,200	367,569
Hiroshima Bank Ltd. (The)	13,000	71,506

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Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Hokuhoku Financial Group, Inc.	32,000	$75,759
HSBC Holdings PLC	506,633	4,516,223
Huntington Bancshares, Inc./OH	27,500	300,850
ING Groep NV(a)	101,947	1,512,199
Intesa Sanpaolo SpA	307,054	1,024,583
Intesa Sanpaolo SpA – RSP	22,829	68,942
Iyo Bank Ltd. (The)	6,000	74,835
Joyo Bank Ltd. (The)	17,000	91,309
JPMorgan Chase & Co.	126,650	7,761,112
KBC Groep NV(a)	6,648	402,386
KeyCorp	29,450	410,238
Lloyds Banking Group PLC(a)	1,510,668	1,840,191
M&T Bank Corp.(b)	4,450	538,450
Mitsubishi UFJ Financial Group, Inc.	337,300	2,196,818
Mizrahi Tefahot Bank Ltd.(a)	3,655	37,788
Mizuho Financial Group, Inc.	610,500	1,124,999
National Australia Bank Ltd.	62,661	1,853,965
Natixis SA	24,606	177,805
Nordea Bank AB	80,231	1,081,709
Oversea-Chinese Banking Corp., Ltd.	76,000	583,742
PNC Financial Services Group, Inc. (The)	18,200	1,673,672
Raiffeisen Bank International AG	3,111	46,934
Regions Financial Corp.	46,300	444,943
Resona Holdings, Inc.	58,400	328,254
Royal Bank of Scotland Group PLC(a)	66,895	378,086
Seven Bank Ltd.	15,755	76,401
Shinsei Bank Ltd.	43,000	82,697
Shizuoka Bank Ltd. (The)	14,000	143,612
Skandinaviska Enskilda Banken AB – Class A	40,323	508,754
Societe Generale SA	19,188	884,116
Standard Chartered PLC	65,352	998,119
Sumitomo Mitsui Financial Group, Inc.	33,700	1,342,728
Sumitomo Mitsui Trust Holdings, Inc.	87,000	361,456
SunTrust Banks, Inc.	17,850	731,850
Suruga Bank Ltd.	5,152	108,390
Svenska Handelsbanken AB – Class A	13,250	666,926
Swedbank AB – Class A	24,040	625,743
UniCredit SpA	116,344	773,673
Unione di Banche Italiane SCpA	22,058	172,884
United Overseas Bank Ltd.(b)	34,000	575,075
US Bancorp/MN	60,650	2,705,596
Wells Fargo & Co.	159,950	8,763,660
Westpac Banking Corp.	82,256	2,446,728
Yamaguchi Financial Group, Inc.	5,000	58,917
Zions Bancorporation	6,800	181,798

		82,156,851

AB POOLING PORTFOLIOS •	193

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Markets – 1.4%
3i Group PLC	25,049	$190,298
Aberdeen Asset Management PLC	24,311	175,449
Affiliated Managers Group, Inc.(a)	1,887	408,385
Ameriprise Financial, Inc.	6,300	841,869
Bank of New York Mellon Corp. (The)	38,100	1,491,234
BlackRock, Inc. – Class A	4,290	1,593,392
Charles Schwab Corp. (The)	38,600	1,132,524
Credit Suisse Group AG(a)	40,441	986,431
Daiwa Securities Group, Inc.	44,000	355,832
Deutsche Bank AG (REG)	36,454	1,197,928
E*TRADE Financial Corp.(a)	9,650	251,238
Franklin Resources, Inc.	13,250	713,247
Goldman Sachs Group, Inc. (The)	13,800	2,619,102
Hargreaves Lansdown PLC	6,295	109,458
ICAP PLC	13,829	114,062
Invesco Ltd.	14,550	585,928
Investec PLC	14,543	129,457
Julius Baer Group Ltd.(a)	5,941	274,505
Legg Mason, Inc.	3,400	194,718
Macquarie Group Ltd.	7,671	435,987
Mediobanca SpA	16,001	147,425
Morgan Stanley	51,550	1,844,974
Nomura Holdings, Inc.	96,000	591,681
Northern Trust Corp.	7,450	520,234
Partners Group Holding AG	461	141,619
SBI Holdings, Inc./Japan	5,347	66,768
Schroders PLC	3,300	156,155
State Street Corp.	14,250	1,060,912
T Rowe Price Group, Inc.	8,850	731,010
UBS Group AG(a)	96,899	1,702,479

		20,764,301

Consumer Finance – 0.4%
Acom Co., Ltd.(a)(b)	10,550	33,932
AEON Financial Service Co., Ltd.	3,000	68,924
American Express Co.	30,300	2,472,177
Capital One Financial Corp.	18,885	1,486,438
Credit Saison Co., Ltd.	3,900	74,337
Discover Financial Services	15,550	948,239
Navient Corp.	14,100	301,740

		5,385,787

Diversified Financial Services – 1.2%
ASX Ltd.	5,139	177,093
Berkshire Hathaway, Inc. – Class B(a)	61,400	9,050,974
CME Group, Inc./IL – Class A	10,650	1,021,654
Deutsche Boerse AG	5,124	417,780
Eurazeo SA	1,001	73,703

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Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Exor SpA	2,615	$116,355
First Pacific Co., Ltd./Hong Kong	57,900	58,827
Friends Life Group Ltd.	36,726	232,720
Groupe Bruxelles Lambert SA	2,142	187,156
Hong Kong Exchanges and Clearing Ltd.	29,300	676,671
Industrivarden AB – Class C	4,334	83,309
Intercontinental Exchange, Inc.	3,845	904,959
Investment AB Kinnevik – Class B	6,249	210,112
Investor AB – Class B	12,091	480,261
Japan Exchange Group, Inc.	6,923	195,330
Leucadia National Corp.	10,650	252,725
London Stock Exchange Group PLC	5,967	227,917
McGraw Hill Financial, Inc.	9,100	938,210
Mitsubishi UFJ Lease & Finance Co., Ltd.	13,030	63,020
Moody’s Corp.	6,250	605,875
NASDAQ OMX Group, Inc. (The)	3,950	198,132
ORIX Corp.	35,020	497,959
Pargesa Holding SA	820	61,719
Singapore Exchange Ltd.	21,000	126,061
Wendel SA	839	101,995

		16,960,517

Insurance – 2.5%
ACE Ltd.	11,300	1,288,313
Admiral Group PLC	5,131	116,656
Aegon NV	48,093	372,031
Aflac, Inc.	15,250	949,312
Ageas	5,888	211,831
AIA Group Ltd.	318,600	1,869,577
Allianz SE	12,078	2,022,492
Allstate Corp. (The)	14,600	1,030,760
American International Group, Inc.	48,040	2,658,053
AMP Ltd.	77,478	404,900
Aon PLC	9,800	983,528
Assicurazioni Generali SpA	30,996	638,512
Assurant, Inc.	2,400	147,048
Aviva PLC	77,636	642,717
AXA SA	48,138	1,219,597
Baloise Holding AG	1,261	164,070
Chubb Corp. (The)	8,100	813,645
Cincinnati Financial Corp.	4,950	261,162
CNP Assurances	4,557	75,452
Dai-ichi Life Insurance Co., Ltd. (The)	28,657	434,274
Delta Lloyd NV	5,268	95,534
Direct Line Insurance Group PLC	38,697	195,124
Genworth Financial, Inc. – Class A(a)	16,600	128,650
Gjensidige Forsikring ASA	5,309	92,517
Hannover Rueck SE	1,601	154,472

AB POOLING PORTFOLIOS •	195

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Hartford Financial Services Group, Inc. (The)	15,050	$616,448
Insurance Australia Group Ltd.	61,247	291,620
Legal & General Group PLC	157,078	675,990
Lincoln National Corp.	8,800	507,232
Loews Corp.	10,250	420,352
Mapfre SA	23,134	81,062
Marsh & McLennan Cos., Inc.	18,300	1,041,087
Medibank Pvt Ltd.(a)	73,152	146,289
MetLife, Inc.	37,850	1,923,915
MS&AD Insurance Group Holdings, Inc.(b)	13,400	370,465
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,576	949,802
NN Group NV(a)	3,241	92,590
Old Mutual PLC	128,418	445,291
Principal Financial Group, Inc.	9,200	470,764
Progressive Corp. (The)	18,100	482,365
Prudential Financial, Inc.	15,500	1,253,175
Prudential PLC	67,972	1,705,842
QBE Insurance Group Ltd.	35,504	359,579
RSA Insurance Group PLC(a)	26,194	173,135
Sampo Oyj – Class A	11,867	598,990
SCOR SE	4,077	134,214
Sompo Japan Nipponkoa Holdings, Inc.(b)	9,000	280,596
Sony Financial Holdings, Inc.	4,604	69,793
Standard Life PLC	63,090	413,764
Suncorp Group Ltd.	34,153	372,863
Swiss Life Holding AG(a)	852	202,315
Swiss Re AG(a)	9,349	859,376
T&D Holdings, Inc.	15,300	198,819
Tokio Marine Holdings, Inc.	18,400	670,299
Torchmark Corp.	4,375	232,969
Travelers Cos., Inc. (The)	11,400	1,224,816
Tryg A/S	570	70,906
UnipolSai SpA	23,900	70,441
Unum Group	8,550	286,938
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,020	45,056
XL Group PLC	8,900	322,180
Zurich Insurance Group AG(a)	3,954	1,264,525

		36,296,090

Real Estate Investment Trusts (REITs) – 0.2%
American Tower Corp.	13,320	1,320,545
Crown Castle International Corp.	11,230	969,261
Iron Mountain, Inc.	6,180	227,115
Plum Creek Timber Co., Inc.	5,950	258,468
Weyerhaeuser Co.	17,750	623,203

		3,398,592

196	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.1%
CBRE Group, Inc. – Class A(a)	9,390	$321,701
Daito Trust Construction Co., Ltd.	2,000	216,804
Daiwa House Industry Co., Ltd.	16,000	315,349
IMMOFINANZ AG(a)	23,751	72,267
Swire Pacific Ltd. – Class A	16,500	224,937

		1,151,058

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	16,200	158,112
People’s United Financial, Inc.	10,350	156,595

		314,707

		166,427,903

Information Technology – 9.7%
Communications Equipment – 0.9%
Alcatel-Lucent(a)	74,071	290,316
Cisco Systems, Inc.	171,690	5,066,572
F5 Networks, Inc.(a)	2,490	294,106
Harris Corp.	3,540	274,987
Juniper Networks, Inc.	13,480	322,307
Motorola Solutions, Inc.	7,440	505,474
Nokia Oyj	98,795	793,934
QUALCOMM, Inc.	56,460	4,093,915
Telefonaktiebolaget LM Ericsson – Class B	80,388	1,038,136

		12,679,747

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A	10,620	599,605
Citizen Holdings Co., Ltd.	6,900	52,600
Corning, Inc.	43,430	1,059,692
FLIR Systems, Inc.	4,760	153,653
Hamamatsu Photonics KK	1,900	105,914
Hexagon AB – Class B	6,754	243,937
Hirose Electric Co., Ltd.	800	105,212
Hitachi High-Technologies Corp.	1,700	52,628
Hitachi Ltd.	127,000	869,522
Hoya Corp.	11,300	456,207
Ibiden Co., Ltd.	3,200	53,845
Japan Display, Inc.(a)	8,137	33,262
Keyence Corp.	1,300	664,822
Kyocera Corp.	8,500	430,057
Murata Manufacturing Co., Ltd.	5,400	666,642
Nippon Electric Glass Co., Ltd.	10,000	50,005
Omron Corp.	5,400	238,833
Shimadzu Corp.	6,000	64,927
TDK Corp.	3,300	232,744

AB POOLING PORTFOLIOS •	197

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

TE Connectivity Ltd.	13,750	$991,787
Yaskawa Electric Corp.	6,000	83,863
Yokogawa Electric Corp.	5,700	60,575

		7,270,332

Internet Software & Services – 1.4%
Akamai Technologies, Inc.(a)	6,010	417,755
eBay, Inc.(a)	38,030	2,202,317
Facebook, Inc. – Class A(a)	70,312	5,552,539
Google, Inc. – Class A(a)	9,569	5,383,807
Google, Inc. – Class C(a)	9,569	5,343,330
Kakaku.com, Inc.	3,848	63,833
Mixi, Inc.(b)	991	36,344
United Internet AG	3,255	145,965
VeriSign, Inc.(a)(b)	3,790	242,636
Yahoo Japan Corp.	37,667	151,297
Yahoo!, Inc.(a)	31,150	1,379,322

		20,919,145

IT Services – 1.6%
Accenture PLC – Class A	21,270	1,914,938
Alliance Data Systems Corp.(a)	1,910	531,954
Amadeus IT Holding SA – Class A	11,250	463,013
AtoS	2,158	153,379
Automatic Data Processing, Inc.	16,200	1,439,208
Cap Gemini SA	3,831	309,255
Cognizant Technology Solutions Corp. – Class A(a)	20,470	1,279,068
Computer Sciences Corp.	4,880	346,090
Computershare Ltd.	12,550	123,181
Fidelity National Information Services, Inc.	9,590	648,188
Fiserv, Inc.(a)	8,400	655,788
Fujitsu Ltd.	49,000	295,605
International Business Machines Corp.	31,269	5,063,702
Itochu Techno-Solutions Corp.	700	27,464
MasterCard, Inc. – Class A	33,150	2,987,809
Nomura Research Institute Ltd.	3,000	104,950
NTT Data Corp.	3,340	137,898
Otsuka Corp.	1,300	51,527
Paychex, Inc.	10,970	546,690
Teradata Corp.(a)(b)	5,220	232,394
Total System Services, Inc.	5,530	211,246
Visa, Inc. – Class A	16,570	4,495,607
Western Union Co. (The) – Class W	17,820	347,846
Xerox Corp.	36,460	497,679

		22,864,479

198	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.2%
Advantest Corp.(b)	4,200	$55,637
Altera Corp.	10,400	384,904
Analog Devices, Inc.	10,550	617,597
Applied Materials, Inc.	41,000	1,027,050
ARM Holdings PLC	37,046	659,261
ASM Pacific Technology Ltd.	6,300	63,518
ASML Holding NV	9,489	1,022,876
Avago Technologies Ltd.	8,458	1,079,410
Broadcom Corp. – Class A	18,100	818,663
Infineon Technologies AG	29,929	346,271
Intel Corp.	166,700	5,542,775
KLA-Tencor Corp.	5,550	360,500
Lam Research Corp.	5,438	448,417
Linear Technology Corp.	8,000	385,480
Microchip Technology, Inc.(b)	6,750	346,073
Micron Technology, Inc.(a)	36,050	1,105,653
NVIDIA Corp.	17,300	381,638
Rohm Co., Ltd.	2,600	167,793
STMicroelectronics NV	16,234	144,550
Texas Instruments, Inc.	35,950	2,113,860
Tokyo Electron Ltd.	4,600	346,825
Xilinx, Inc.	9,000	381,330

		17,800,081

Software – 1.8%
Adobe Systems, Inc.(a)	15,920	1,259,272
Autodesk, Inc.(a)	7,630	490,151
CA, Inc.	10,770	350,240
Citrix Systems, Inc.(a)	5,520	351,486
COLOPL, Inc.(b)	1,308	32,011
Dassault Systemes	3,426	239,394
Electronic Arts, Inc.(a)	10,500	600,390
Gemalto NV(b)	2,103	170,402
GungHo Online Entertainment, Inc.(b)	9,396	32,244
Intuit, Inc.	9,560	933,343
Konami Corp.	2,700	54,555
Microsoft Corp.	277,470	12,167,060
Nexon Co., Ltd.	3,483	36,143
NICE-Systems Ltd.	1,556	90,423
Nintendo Co., Ltd.	2,900	310,376
Oracle Corp.	109,480	4,797,414
Oracle Corp. Japan	1,000	43,743
Red Hat, Inc.(a)	6,370	440,294
Sage Group PLC (The)	28,333	211,623
salesforce.com, Inc.(a)	19,390	1,345,278
SAP SE	24,377	1,714,036

AB POOLING PORTFOLIOS •	199

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Symantec Corp.	23,220	$584,215
Trend Micro, Inc./Japan	2,800	95,383

		26,349,476

Technology Hardware, Storage & Peripherals – 2.3%
Apple, Inc.	199,177	25,586,277
Brother Industries Ltd.	6,300	106,205
Canon, Inc.	30,000	975,769
EMC Corp./MA	68,290	1,976,313
Fujifilm Holdings Corp.	12,300	423,497
Hewlett-Packard Co.	62,830	2,188,997
Konica Minolta, Inc.	12,000	122,604
NEC Corp.	68,000	206,904
NetApp, Inc.	10,750	415,488
Ricoh Co., Ltd.	19,000	188,829
SanDisk Corp.	7,570	605,070
Seagate Technology PLC	11,000	672,320
Seiko Epson Corp.	3,500	128,818
Western Digital Corp.	7,430	794,861

		34,391,952

		142,275,212

Health Care – 9.0%
Biotechnology – 1.4%
Actelion Ltd. (REG)(a)	2,759	330,299
Alexion Pharmaceuticals, Inc.(a)	6,690	1,206,675
Amgen, Inc.	25,600	4,037,632
Biogen Idec, Inc.(a)	7,950	3,256,241
Celgene Corp.(a)	26,950	3,275,234
CSL Ltd.	12,557	904,179
Gilead Sciences, Inc.(a)	50,900	5,269,677
Grifols SA	3,959	160,412
Regeneron Pharmaceuticals, Inc.(a)	2,500	1,034,600
Vertex Pharmaceuticals, Inc.(a)	8,005	956,037

		20,430,986

Health Care Equipment & Supplies – 1.1%
Abbott Laboratories	50,600	2,396,922
Baxter International, Inc.	18,250	1,261,987
Becton Dickinson and Co.	6,450	946,344
Boston Scientific Corp.(a)	44,600	753,740
CareFusion Corp.(a)	6,800	408,544
Cochlear Ltd.	1,515	106,920
Coloplast A/S – Class B	2,950	235,461
CR Bard, Inc.	2,500	422,850
DENTSPLY International, Inc.	4,750	251,798
Edwards Lifesciences Corp.(a)	3,600	478,872

200	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Elekta AB – Class B(b)	9,784	$102,159
Essilor International SA	5,415	631,908
Getinge AB – Class B	5,313	146,877
Intuitive Surgical, Inc.(a)	1,230	615,000
Medtronic PLC	47,531	3,687,930
Olympus Corp.(a)	6,400	231,900
Smith & Nephew PLC	23,727	434,385
Sonova Holding AG	1,427	197,710
St Jude Medical, Inc.	9,600	640,128
Stryker Corp.	10,050	952,238
Sysmex Corp.	3,900	209,650
Terumo Corp.	8,100	223,637
Varian Medical Systems, Inc.(a)	3,500	325,395
William Demant Holding A/S(a)	602	49,381
Zimmer Holdings, Inc.	5,700	686,223

		16,397,959

Health Care Providers & Services – 1.2%
Aetna, Inc.	11,959	1,190,518
Alfresa Holdings Corp.	4,600	64,114
AmerisourceBergen Corp. – Class A	7,200	739,872
Anthem, Inc.	9,250	1,354,662
Cardinal Health, Inc.	11,350	998,686
Celesio AG	1,349	41,658
Cigna Corp.	8,900	1,082,507
DaVita HealthCare Partners, Inc.(a)	5,800	432,680
Express Scripts Holding Co.(a)	25,083	2,126,788
Fresenius Medical Care AG & Co. KGaA	5,743	470,073
Fresenius SE & Co. KGaA	10,024	574,414
HCA Holdings, Inc.(a)	10,318	738,150
Healthscope Ltd.(a)	29,786	68,114
Humana, Inc.	5,200	854,776
Laboratory Corp. of America Holdings(a)	2,850	350,636
McKesson Corp.	7,800	1,783,860
Medipal Holdings Corp.	3,500	44,606
Miraca Holdings, Inc.	1,500	72,136
Patterson Cos., Inc.	2,900	145,218
Quest Diagnostics, Inc.	4,850	340,179
Ramsay Health Care Ltd.	3,487	182,074
Ryman Healthcare Ltd.	9,906	60,906
Sonic Healthcare Ltd.	10,107	153,453
Suzuken Co., Ltd./Aichi Japan	1,900	60,036
Tenet Healthcare Corp.(a)	3,300	152,790
UnitedHealth Group, Inc.	32,700	3,715,701
Universal Health Services, Inc. – Class B	3,100	351,385

		18,149,992

AB POOLING PORTFOLIOS •	201

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Technology – 0.1%
Cerner Corp.(a)	10,200	$735,012
M3, Inc.	5,133	114,020

		849,032

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	11,200	472,752
Lonza Group AG(a)	1,405	173,283
PerkinElmer, Inc.	3,800	178,600
QIAGEN NV(a)	6,151	154,660
Thermo Fisher Scientific, Inc.	13,450	1,748,500
Waters Corp.(a)	2,850	343,083

		3,070,878

Pharmaceuticals – 5.0%
AbbVie, Inc.	53,600	3,242,800
Actavis PLC(a)	8,917	2,598,057
Allergan, Inc./United States	10,000	2,327,400
Astellas Pharma, Inc.	56,800	903,566
AstraZeneca PLC	33,405	2,302,066
Bayer AG	21,879	3,236,118
Bristol-Myers Squibb Co.	55,800	3,399,336
Chugai Pharmaceutical Co., Ltd.	5,900	179,743
Daiichi Sankyo Co., Ltd.	16,900	264,741
Eisai Co., Ltd.	6,700	349,882
Eli Lilly & Co.	33,100	2,322,627
Endo International PLC(a)(b)	5,226	447,346
GlaxoSmithKline PLC	128,304	3,042,259
Hisamitsu Pharmaceutical Co., Inc.(b)	1,500	56,032
Hospira, Inc.(a)	5,650	494,601
Johnson & Johnson	95,000	9,738,450
Kyowa Hakko Kirin Co., Ltd.	6,000	72,594
Mallinckrodt PLC(a)	3,805	444,120
Merck & Co., Inc.	97,150	5,687,161
Merck KGaA	3,431	353,997
Mitsubishi Tanabe Pharma Corp.	6,000	101,174
Mylan, Inc./PA(a)	12,600	722,295
Novartis AG	60,859	6,224,299
Novo Nordisk A/S – Class B	53,098	2,540,981
Ono Pharmaceutical Co., Ltd.	2,200	219,236
Orion Oyj – Class B	2,634	85,760
Otsuka Holdings Co., Ltd.	10,366	310,778
Perrigo Co. PLC	4,539	701,139
Pfizer, Inc.	213,507	7,327,560
Roche Holding AG	18,588	5,065,033
Sanofi	31,465	3,077,541
Santen Pharmaceutical Co., Ltd.(b)	2,000	134,173
Shionogi & Co., Ltd.	7,900	232,553
Shire PLC	15,605	1,258,872

202	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sumitomo Dainippon Pharma Co., Ltd.	4,200	$45,850
Taisho Pharmaceutical Holdings Co., Ltd.	838	57,040
Takeda Pharmaceutical Co., Ltd.	20,900	1,070,432
Teva Pharmaceutical Industries Ltd.	22,673	1,287,172
UCB SA	3,345	255,538
Zoetis, Inc.	16,864	777,262

		72,957,584

		131,856,431

Consumer Discretionary – 8.5%
Auto Components – 0.5%
Aisin Seiki Co., Ltd.	5,100	188,018
BorgWarner, Inc.	7,700	473,242
Bridgestone Corp.	17,200	659,807
Cie Generale des Etablissements Michelin – Class B	4,932	473,503
Continental AG	2,921	697,108
Delphi Automotive PLC	10,071	793,998
Denso Corp.	12,900	606,821
GKN PLC	42,579	239,371
Goodyear Tire & Rubber Co. (The)	9,250	247,253
Johnson Controls, Inc.	22,400	1,138,144
Koito Manufacturing Co., Ltd.	3,000	96,239
NGK Spark Plug Co., Ltd.(b)	5,000	142,103
NHK Spring Co., Ltd.	4,000	41,592
NOK Corp.	2,500	73,253
Nokian Renkaat Oyj	3,009	88,965
Pirelli & C. SpA	6,314	96,684
Stanley Electric Co., Ltd.	3,800	89,994
Sumitomo Electric Industries Ltd.	19,900	258,516
Sumitomo Rubber Industries Ltd.	4,500	77,894
Toyoda Gosei Co., Ltd.	1,700	37,595
Toyota Industries Corp.	4,300	243,168
Valeo SA	2,004	300,987
Yokohama Rubber Co., Ltd. (The)	5,000	50,907

		7,115,162

Automobiles – 1.3%
Bayerische Motoren Werke AG	8,790	1,111,002
Bayerische Motoren Werke AG (Preference Shares)	1,441	139,371
Daihatsu Motor Co., Ltd.(b)	5,000	71,554
Daimler AG	25,475	2,467,579
Fiat Chrysler Automobiles NV(a)	23,168	357,655
Ford Motor Co.	130,600	2,134,004
Fuji Heavy Industries Ltd.	16,000	545,466
General Motors Co.	45,365	1,692,568
Harley-Davidson, Inc.	7,300	464,061

AB POOLING PORTFOLIOS •	203

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Honda Motor Co., Ltd.	43,200	$1,428,849
Isuzu Motors Ltd.	15,500	225,466
Mazda Motor Corp.	14,400	308,687
Mitsubishi Motors Corp.	16,300	144,264
Nissan Motor Co., Ltd.	65,800	693,225
Peugeot SA(a)	10,394	173,637
Porsche Automobil Holding SE (Preference Shares)	4,065	376,543
Renault SA	5,103	489,349
Suzuki Motor Corp.	9,700	306,942
Toyota Motor Corp.	72,400	4,893,820
Volkswagen AG	784	194,307
Volkswagen AG (Preference Shares)	4,315	1,089,135
Yamaha Motor Co., Ltd.(b)	7,000	174,102

		19,481,586

Distributors – 0.1%
Genuine Parts Co.	5,140	493,851
Jardine Cycle & Carriage Ltd.	3,000	93,930

		587,781

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	1,800	57,319
H&R Block, Inc.	9,250	315,887

		373,206

Hotels, Restaurants & Leisure – 1.0%
Accor SA	4,652	243,258
Carnival Corp.	15,150	666,449
Carnival PLC	4,878	219,589
Chipotle Mexican Grill, Inc. – Class A(a)	1,050	698,219
Compass Group PLC	44,377	786,945
Crown Resorts Ltd.	9,668	115,466
Darden Restaurants, Inc.	4,450	284,800
Flight Centre Travel Group Ltd.(b)	1,468	47,231
Galaxy Entertainment Group Ltd.	61,700	311,998
Genting Singapore PLC(b)	161,000	116,426
InterContinental Hotels Group PLC	6,337	258,529
Marriott International, Inc./MD – Class A	7,350	610,785
McDonald’s Corp.	33,050	3,268,645
McDonald’s Holdings Co. Japan Ltd.(b)	1,800	39,711
Merlin Entertainments PLC(e)	13,410	86,992
MGM China Holdings Ltd.	23,500	54,402
Oriental Land Co., Ltd./Japan	1,400	377,944
Royal Caribbean Cruises Ltd.	5,624	429,786
Sands China Ltd.	63,300	288,069
Shangri-La Asia Ltd.	36,000	48,513
SJM Holdings Ltd.	51,500	74,417
Sodexo SA	2,503	251,864

204	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Starbucks Corp.	25,300	$2,365,170
Starwood Hotels & Resorts Worldwide, Inc.	6,400	514,112
Tabcorp Holdings Ltd.	20,022	79,207
Tabcorp Holdings Ltd.(a)	1,669	5,986
Tatts Group Ltd.(b)	37,618	116,950
TUI AG	5,328	96,469
Whitbread PLC	4,817	389,746
William Hill PLC	23,023	134,082
Wyndham Worldwide Corp.	4,200	384,216
Wynn Macau Ltd.	39,800	103,727
Wynn Resorts Ltd.	2,750	391,875
Yum! Brands, Inc.	14,800	1,200,428

		15,062,006

Household Durables – 0.4%
Casio Computer Co., Ltd.(b)	5,300	92,949
DR Horton, Inc.	11,150	304,507
Electrolux AB – Class B	6,386	208,477
Garmin Ltd.(b)	4,080	202,490
Harman International Industries, Inc.	2,300	317,377
Husqvarna AB – Class B	10,138	79,264
Iida Group Holdings Co., Ltd.	4,299	59,645
Leggett & Platt, Inc.	4,600	207,230
Lennar Corp. – Class A	5,950	298,750
Mohawk Industries, Inc.(a)	2,100	387,135
Newell Rubbermaid, Inc.	9,200	361,468
Nikon Corp.(b)	9,000	116,629
Panasonic Corp.	58,400	730,471
Persimmon PLC(a)	8,089	219,646
PulteGroup, Inc.	11,350	256,056
Rinnai Corp.	1,000	70,381
Sekisui Chemical Co., Ltd.	11,000	141,123
Sekisui House Ltd.	15,000	201,993
Sharp Corp./Japan(a)(b)	40,000	84,979
Sony Corp.	27,800	785,462
Techtronic Industries Co., Ltd.	34,700	119,815
Whirlpool Corp.	2,650	561,667

		5,807,514

Internet & Catalog Retail – 0.6%
Amazon.com, Inc.(a)	12,770	4,854,643
Expedia, Inc.	3,340	306,445
Netflix, Inc.(a)	2,060	978,315
Priceline Group, Inc. (The)(a)	1,810	2,239,839
Rakuten, Inc.	21,070	351,273
TripAdvisor, Inc.(a)	3,750	334,687

		9,065,202

AB POOLING PORTFOLIOS •	205

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	4,700	$85,463
Hasbro, Inc.	3,850	239,913
Mattel, Inc.	11,350	298,732
Sankyo Co., Ltd.	1,300	49,067
Sega Sammy Holdings, Inc.	4,900	74,321
Shimano, Inc.	2,100	316,842
Yamaha Corp.	4,400	74,607

		1,138,945

Media – 2.0%
Altice SA(a)	2,294	228,729
Axel Springer SE	1,051	67,843
Cablevision Systems Corp. – Class A(b)	7,300	137,094
CBS Corp. – Class B	16,300	963,330
Comcast Corp. – Class A	87,150	5,174,967
Dentsu, Inc.(b)	5,800	253,055
DIRECTV(a)	16,900	1,497,340
Discovery Communications, Inc. – Class A(a)	4,950	159,885
Discovery Communications, Inc. – Class C(a)	9,200	280,692
Eutelsat Communications SA	4,090	139,600
Gannett Co., Inc.	7,550	267,270
Hakuhodo DY Holdings, Inc.	6,170	68,300
Interpublic Group of Cos., Inc. (The)	14,150	315,545
ITV PLC	99,932	347,193
JCDecaux SA	1,770	65,394
Kabel Deutschland Holding AG(a)	588	81,665
Lagardere SCA	3,133	89,889
News Corp. – Class A(a)	16,675	288,061
Numericable-SFR(a)	2,577	159,762
Omnicom Group, Inc.	8,450	672,113
Pearson PLC	21,742	475,678
ProSiebenSat.1 Media AG	5,808	285,000
Publicis Groupe SA	4,930	401,598
REA Group Ltd.	1,399	53,475
Reed Elsevier NV	18,514	459,052
Reed Elsevier PLC	30,220	520,341
RTL Group SA(a)(b)	1,028	101,564
Scripps Networks Interactive, Inc. – Class A	3,500	253,050
SES SA	8,066	277,624
Singapore Press Holdings Ltd.(b)	42,000	125,887
Sky PLC	27,222	417,930
Telenet Group Holding NV(a)	1,381	79,062
Time Warner Cable, Inc. – Class A	9,400	1,448,070
Time Warner, Inc.	28,800	2,357,568
Toho Co., Ltd./Tokyo	3,000	72,886
Twenty-First Century Fox, Inc. – Class A	63,400	2,219,000
Viacom, Inc. – Class B	12,800	895,232

206	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Walt Disney Co. (The)	53,188	$5,535,807
Wolters Kluwer NV	8,014	259,523
WPP PLC	34,858	823,569

		28,319,643

Multiline Retail – 0.4%
Dollar General Corp.(a)	10,230	742,903
Dollar Tree, Inc.(a)	6,920	551,386
Don Quijote Holdings Co., Ltd.	1,600	124,505
Family Dollar Stores, Inc.	3,210	252,755
Isetan Mitsukoshi Holdings Ltd.	8,900	136,136
J Front Retailing Co., Ltd.(b)	6,000	86,038
Kohl’s Corp.	6,860	506,268
Macy’s, Inc.	11,860	755,719
Marks & Spencer Group PLC	42,637	331,351
Marui Group Co., Ltd.	6,300	74,133
Next PLC	4,058	469,079
Nordstrom, Inc.	4,770	383,651
Takashimaya Co., Ltd.	6,392	59,799
Target Corp.	21,320	1,638,015

		6,111,738

Specialty Retail – 1.3%
ABC-Mart, Inc.	700	39,260
AutoNation, Inc.(a)	2,630	161,745
AutoZone, Inc.(a)	1,110	713,375
Bed Bath & Beyond, Inc.(a)	6,800	507,688
Best Buy Co., Inc.	9,740	371,094
CarMax, Inc.(a)	7,370	494,601
Dixons Carphone PLC	25,259	171,322
Fast Retailing Co., Ltd.	1,500	581,890
GameStop Corp. – Class A(b)	3,760	139,007
Gap, Inc. (The)	9,190	382,304
Hennes & Mauritz AB – Class B(b)	25,204	1,098,918
Hikari Tsushin, Inc.	500	32,494
Home Depot, Inc. (The)	45,340	5,202,765
Inditex SA	28,957	908,233
Kingfisher PLC	62,036	349,798
L Brands, Inc.	8,250	757,845
Lowe’s Cos., Inc.	33,240	2,462,752
Nitori Holdings Co., Ltd.	1,850	122,554
O’Reilly Automotive, Inc.(a)	3,530	734,699
PetSmart, Inc.	3,320	275,261
Ross Stores, Inc.	7,060	747,019
Sanrio Co., Ltd.(b)	1,300	38,156
Shimamura Co., Ltd.	600	58,184
Sports Direct International PLC(a)	7,149	75,966
Staples, Inc.	21,640	362,795
Tiffany & Co.	3,770	332,589

AB POOLING PORTFOLIOS •	207

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

TJX Cos., Inc. (The)	23,320	$1,600,685
Tractor Supply Co.	4,623	407,379
Urban Outfitters, Inc.(a)	3,430	133,633
USS Co., Ltd.	5,800	102,603
Yamada Denki Co., Ltd.(b)	23,010	99,898

		19,466,512

Textiles, Apparel & Luxury Goods – 0.8%
Adidas AG	5,554	431,962
Asics Corp.	4,000	105,048
Burberry Group PLC	11,776	339,452
Christian Dior SA	1,448	280,088
Cie Financiere Richemont SA	13,857	1,220,971
Coach, Inc.	9,200	400,660
Fossil Group, Inc.(a)	1,579	135,810
Hermes International(b)	438	141,104
HUGO BOSS AG	1,118	143,891
Kering	2,011	408,996
Li & Fung Ltd.	154,000	157,856
Luxottica Group SpA	4,438	273,806
LVMH Moet Hennessy Louis Vuitton SA	7,412	1,355,238
Michael Kors Holdings Ltd.(a)	6,910	465,803
NIKE, Inc. – Class B	23,700	2,301,744
Pandora A/S	3,061	279,139
PVH Corp.	2,761	294,129
Ralph Lauren Corp.	2,050	281,690
Swatch Group AG (The)	819	373,844
Swatch Group AG (The) (REG)	1,318	115,973
Under Armour, Inc. – Class A(a)	5,575	429,331
VF Corp.	11,600	889,256
Yue Yuen Industrial Holdings Ltd.	19,500	75,708

		10,901,499

		123,430,794

Industrials – 7.9%
Aerospace & Defense – 1.4%
Airbus Group NV	15,594	961,879
BAE Systems PLC	83,502	684,392
Boeing Co. (The)	22,600	3,409,210
Cobham PLC	29,141	153,271
Finmeccanica SpA(a)	10,743	130,097
General Dynamics Corp.	10,700	1,484,946
Honeywell International, Inc.	26,350	2,708,253
L-3 Communications Holdings, Inc.	2,900	375,347
Lockheed Martin Corp.	9,100	1,820,455
Meggitt PLC	21,168	177,716
Northrop Grumman Corp.	7,000	1,159,970
Precision Castparts Corp.	4,850	1,049,055

208	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Raytheon Co.	10,450	$1,136,646
Rockwell Collins, Inc.	4,550	405,314
Rolls-Royce Holdings PLC(a)	49,914	729,209
Safran SA	7,196	505,892
Singapore Technologies Engineering Ltd.	41,000	105,503
Textron, Inc.	9,400	416,514
Thales SA	2,458	141,159
United Technologies Corp.	28,650	3,492,721
Zodiac Aerospace	4,936	177,395

		21,224,944

Air Freight & Logistics – 0.4%
Bollore SA	14,500	79,515
CH Robinson Worldwide, Inc.	4,950	367,785
Deutsche Post AG	25,675	874,051
Expeditors International of Washington, Inc.	6,550	316,365
FedEx Corp.	8,950	1,583,971
Kuehne & Nagel International AG	1,434	208,865
TNT Express NV	10,926	66,660
Toll Holdings Ltd.	17,007	118,584
United Parcel Service, Inc. – Class B	23,700	2,411,001
Yamato Holdings Co., Ltd.	9,600	224,713

		6,251,510

Airlines – 0.2%
ANA Holdings, Inc.	30,000	81,483
Cathay Pacific Airways Ltd.	31,000	69,565
Delta Air Lines, Inc.	28,383	1,263,611
Deutsche Lufthansa AG (REG)	6,120	89,606
easyJet PLC	4,213	112,350
International Consolidated Airlines Group SA(a)	26,957	240,557
Japan Airlines Co., Ltd.	3,278	100,952
Qantas Airways Ltd.(a)	14,527	32,730
Ryanair Holdings PLC (Sponsored ADR)	820	51,947
Singapore Airlines Ltd.	14,000	123,291
Southwest Airlines Co.	23,050	996,682

		3,162,774

Building Products – 0.2%
Allegion PLC	3,200	184,736
Asahi Glass Co., Ltd.	26,000	164,142
Assa Abloy AB – Class B	8,869	532,237
Cie de Saint-Gobain	12,022	539,940
Daikin Industries Ltd.	6,200	404,438
Geberit AG	1,004	357,630
LIXIL Group Corp.	7,100	169,207
Masco Corp.	12,000	314,280
TOTO Ltd.	7,000	97,508

		2,764,118

AB POOLING PORTFOLIOS •	209

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.3%
ADT Corp. (The)(b)	5,850	$229,437
Aggreko PLC	6,798	178,830
Babcock International Group PLC	6,668	103,740
Brambles Ltd.	40,875	354,169
Cintas Corp.	3,250	271,310
Dai Nippon Printing Co., Ltd.	14,000	135,722
Edenred	5,573	151,822
G4S PLC	40,005	183,738
ISS A/S(a)	2,456	76,532
Park24 Co., Ltd.	2,600	49,061
Pitney Bowes, Inc.	6,750	156,398
Republic Services, Inc. – Class A	8,500	347,820
Secom Co., Ltd.	5,600	349,170
Securitas AB – Class B	8,312	118,238
Societe BIC SA	759	113,559
Stericycle, Inc.(a)	2,850	384,665
Toppan Printing Co., Ltd.	14,000	100,509
Tyco International PLC	14,900	629,078
Waste Management, Inc.	14,600	795,408

		4,729,206

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	4,728	175,333
Boskalis Westminster NV	2,300	106,693
Bouygues SA	4,442	175,913
Chiyoda Corp.(b)	4,000	32,491
Ferrovial SA	11,154	235,984
Fluor Corp.	5,300	307,400
Jacobs Engineering Group, Inc.(a)	4,450	197,313
JGC Corp.	5,864	120,495
Kajima Corp.	22,000	104,319
Leighton Holdings Ltd.	2,696	46,388
Obayashi Corp.	17,000	116,129
OCI NV(a)	2,238	94,900
Quanta Services, Inc.(a)	7,300	210,094
Shimizu Corp.	15,000	106,938
Skanska AB – Class B	10,087	251,431
Taisei Corp.	27,000	163,052
Vinci SA	12,942	766,138

		3,211,011

Electrical Equipment – 0.6%
ABB Ltd. (REG)(a)	58,154	1,246,185
Alstom SA(a)	5,736	189,338
AMETEK, Inc.	8,239	437,820
Eaton Corp. PLC	16,009	1,136,799
Emerson Electric Co.	23,500	1,361,120

210	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

First Solar, Inc.(a)	2,550	$152,350
Fuji Electric Co., Ltd.(b)	14,000	67,504
Legrand SA	7,051	389,147
Mabuchi Motor Co., Ltd.	1,400	71,006
Mitsubishi Electric Corp.	51,000	597,898
Nidec Corp.	5,800	391,717
Osram Licht AG(b)	2,362	108,327
Prysmian SpA	5,412	108,277
Rockwell Automation, Inc.	4,650	544,236
Schneider Electric SE (Paris)	13,900	1,116,858
Vestas Wind Systems A/S(a)	5,948	250,651

		8,169,233

Industrial Conglomerates – 1.4%
3M Co.	21,850	3,685,003
Danaher Corp.	20,550	1,793,604
General Electric Co.	337,900	8,782,021
Hutchison Whampoa Ltd.	56,000	765,363
Keihan Electric Railway Co., Ltd.	13,000	81,842
Keppel Corp., Ltd.	38,000	243,699
Koninklijke Philips NV	25,311	756,713
NWS Holdings Ltd.	39,000	70,365
Roper Industries, Inc.	3,400	569,738
Seibu Holdings, Inc.	3,175	81,077
SembCorp Industries Ltd.	26,000	80,598
Siemens AG	20,978	2,344,993
Smiths Group PLC	10,470	186,254
Toshiba Corp.	106,000	438,741

		19,880,011

Industrial Warehouse Distribution – 0.4%
Ascendas Real Estate Investment Trust	202,150	366,372
Daiwa House REIT Investment Corp.(b)	20	96,761
DCT Industrial Trust, Inc.	6,640	239,571
EastGroup Properties, Inc.	2,413	152,019
First Industrial Realty Trust, Inc.	8,250	175,560
Global Logistic Properties Ltd.	307,965	584,865
GLP J-Reit	152	166,814
Hansteen Holdings PLC	51,663	94,117
Industrial & Infrastructure Fund Investment Corp.	23	112,979
Japan Logistics Fund, Inc.(b)	63	128,432
Mapletree Industrial Trust	88,412	100,182
Mapletree Logistics Trust	107,855	97,341
Nippon Prologis REIT, Inc.	141	326,282
Prologis, Inc.	54,325	2,320,221
Pure Industrial Real Estate Trust	14,250	57,793
Segro PLC	74,745	496,082
STAG Industrial, Inc.	4,835	120,633

AB POOLING PORTFOLIOS •	211

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Warehouses De Pauw SCA	1,011	$83,268

		5,719,292

Machinery – 1.2%
Alfa Laval AB	8,351	167,562
Amada Co., Ltd.	9,000	85,085
Andritz AG	1,933	111,348
Atlas Copco AB – Class A	17,826	574,448
Atlas Copco AB – Class B	10,359	307,970
Caterpillar, Inc.	21,150	1,753,335
CNH Industrial NV(b)	25,062	207,603
Cummins, Inc.	5,750	817,822
Deere & Co.	12,050	1,091,730
Dover Corp.	5,600	403,480
FANUC Corp.	5,100	979,653
Flowserve Corp.	4,600	285,798
GEA Group AG	4,855	239,929
Hino Motors Ltd.	7,000	106,721
Hitachi Construction Machinery Co., Ltd.	2,900	53,708
IHI Corp.	36,000	167,886
Illinois Tool Works, Inc.	12,300	1,215,978
IMI PLC	7,238	154,134
Ingersoll-Rand PLC	9,000	604,710
Joy Global, Inc.	3,300	146,256
JTEKT Corp.	5,400	84,804
Kawasaki Heavy Industries Ltd.	37,000	175,680
Komatsu Ltd.	24,700	514,553
Kone Oyj – Class B(b)	8,298	382,264
Kubota Corp.	30,000	489,044
Kurita Water Industries Ltd.	2,700	66,831
Makita Corp.	3,200	152,073
MAN SE	936	100,385
Melrose Industries PLC	25,249	116,663
Metso Oyj	2,994	96,321
Minebea Co. Ltd.	8,000	120,813
Mitsubishi Heavy Industries Ltd.	80,000	443,482
Nabtesco Corp.	3,000	80,615
NGK Insulators Ltd.	7,000	136,424
NSK Ltd.	12,000	167,252
PACCAR, Inc.	11,950	765,397
Pall Corp.	3,600	362,916
Parker-Hannifin Corp.	5,000	613,450
Pentair PLC	6,484	430,991
Sandvik AB	28,303	317,232
Schindler Holding AG	1,181	194,940
Schindler Holding AG (REG)	565	91,777
SembCorp Marine Ltd.(b)	22,000	48,167
SKF AB – Class B	10,511	264,544

212	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

SMC Corp./Japan	1,500	$417,379
Snap-on, Inc.	1,950	287,098
Stanley Black & Decker, Inc.	5,250	516,285
Sulzer AG	637	77,542
Sumitomo Heavy Industries Ltd.	14,000	87,144
THK Co., Ltd.	3,000	72,201
Vallourec SA	2,892	68,030
Volvo AB – Class B	40,579	489,270
Wartsila Oyj Abp	3,927	177,954
Weir Group PLC (The)	5,659	148,380
Xylem, Inc./NY	6,150	219,555
Yangzijiang Shipbuilding Holdings Ltd.(b)	45,400	40,814
Zardoya Otis SA	4,618	55,787

		18,349,213

Marine – 0.1%
AP Moeller – Maersk A/S – Class A	102	226,405
AP Moeller – Maersk A/S – Class B	189	434,479
Mitsui OSK Lines Ltd.	28,000	100,147
Nippon Yusen KK	42,000	126,128

		887,159

Mixed Office Industrial – 0.1%
Goodman Group	174,985	851,895

Professional Services – 0.2%
Adecco SA(a)	4,522	355,759
ALS Ltd.(b)	10,465	46,586
Bureau Veritas SA	5,858	137,922
Capita PLC	17,497	320,379
Dun & Bradstreet Corp. (The)	1,250	165,600
Equifax, Inc.	4,100	382,817
Experian PLC	26,362	486,496
Intertek Group PLC	4,284	167,029
Nielsen NV(b)	10,238	462,860
Randstad Holding NV	3,402	199,814
Recruit Holdings Co., Ltd.(a)	3,821	119,722
Robert Half International, Inc.	4,600	285,016
Seek Ltd.	8,583	115,714
SGS SA	146	295,228

		3,540,942

Road & Rail – 0.7%
Asciano Ltd.	24,914	125,999
Aurizon Holdings Ltd.	55,491	204,858
Central Japan Railway Co.	3,816	710,038
ComfortDelGro Corp., Ltd.	53,000	114,282
CSX Corp.	33,650	1,154,532
DSV A/S	4,778	154,493

AB POOLING PORTFOLIOS •	213

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Hankyu Hanshin Holdings, Inc.	30,000	$189,962
Kansas City Southern	3,700	428,608
Keikyu Corp.	12,000	97,797
Keio Corp.	15,000	124,779
Keisei Electric Railway Co., Ltd.	7,000	94,954
Kintetsu Corp.	47,000	182,467
MTR Corp., Ltd.	38,000	176,279
Nagoya Railroad Co., Ltd.	22,000	93,148
Nippon Express Co., Ltd.	22,000	123,086
Norfolk Southern Corp.	10,450	1,140,722
Odakyu Electric Railway Co., Ltd.	16,000	166,922
Ryder System, Inc.	1,800	169,182
Tobu Railway Co., Ltd.	27,000	134,251
Tokyu Corp.	30,000	203,431
Union Pacific Corp.	30,250	3,637,865
West Japan Railway Co.	4,357	248,493

		9,676,148

Trading Companies & Distributors – 0.4%
Ashtead Group PLC	13,317	243,838
Brenntag AG	4,102	239,935
Bunzl PLC	8,855	258,696
Fastenal Co.	9,150	380,183
ITOCHU Corp.	40,000	447,980
Marubeni Corp.	43,000	264,384
Mitsubishi Corp.	36,500	729,406
Mitsui & Co., Ltd.	45,100	627,083
Noble Group Ltd.	116,000	82,620
Rexel SA	7,423	144,848
Sumitomo Corp.	29,800	327,793
Toyota Tsusho Corp.	5,600	155,260
Travis Perkins PLC	6,554	203,618
United Rentals, Inc.(a)	3,250	302,445
Wolseley PLC	7,057	431,603
WW Grainger, Inc.	2,050	485,665

		5,325,357

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	10,731	209,183
Aena SA(a)(e)	1,591	147,809
Aeroports de Paris	789	96,072
Atlantia SpA	10,961	288,536
Auckland International Airport Ltd.	23,688	77,864
Fraport AG Frankfurt Airport Services Worldwide	980	59,201
Groupe Eurotunnel SE	12,410	169,569
Hutchison Port Holdings Trust – Class U	143,000	99,337
Kamigumi Co., Ltd.	6,000	58,642

214	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi Logistics Corp.	3,000	$46,206
Sydney Airport	27,508	110,827
Transurban Group	47,915	342,401

		1,705,647

		115,448,460

Consumer Staples – 6.9%
Beverages – 1.5%
Anheuser-Busch InBev NV	21,275	2,698,947
Asahi Group Holdings Ltd.	10,300	318,657
Brown-Forman Corp. – Class B	5,300	485,957
Carlsberg A/S – Class B	2,840	242,789
Coca-Cola Amatil Ltd.(b)	14,558	118,269
Coca-Cola Co. (The)	132,900	5,754,570
Coca-Cola Enterprises, Inc.	7,600	351,120
Coca-Cola HBC AG(a)	5,318	95,247
Constellation Brands, Inc. – Class A(a)	5,650	648,168
Diageo PLC	66,468	1,984,018
Dr Pepper Snapple Group, Inc.	6,550	516,074
Heineken Holding NV	2,676	185,822
Heineken NV	6,116	476,905
Kirin Holdings Co., Ltd.	22,000	287,736
Molson Coors Brewing Co. – Class B	5,350	406,011
Monster Beverage Corp.(a)	4,860	685,843
PepsiCo, Inc.	50,750	5,023,235
Pernod Ricard SA	5,637	666,994
Remy Cointreau SA	644	47,239
SABMiller PLC (London)	25,581	1,447,981
Suntory Beverage & Food Ltd.	3,691	138,481
Treasury Wine Estates Ltd.	17,180	72,737

		22,652,800

Food & Staples Retailing – 1.5%
Aeon Co., Ltd.(b)	16,800	179,932
Carrefour SA	16,527	546,115
Casino Guichard Perrachon SA	1,502	141,139
Colruyt SA	1,860	86,971
Costco Wholesale Corp.	14,750	2,167,660
CVS Health Corp.	39,000	4,050,930
Delhaize Group SA	2,720	244,216
Distribuidora Internacional de Alimentacion SA	15,711	119,312
FamilyMart Co., Ltd.(b)	1,600	72,281
ICA Gruppen AB	2,048	73,091
J Sainsbury PLC	32,818	137,398
Jeronimo Martins SGPS SA	6,682	78,882
Koninklijke Ahold NV	23,663	443,453
Kroger Co. (The)	16,450	1,170,418

AB POOLING PORTFOLIOS •	215

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Lawson, Inc.(b)	1,800	$117,742
Metcash Ltd.	23,581	28,898
Metro AG(b)	4,302	143,905
Seven & I Holdings Co., Ltd.	20,000	764,743
Sysco Corp.	19,750	770,053
Tesco PLC	213,286	807,391
Wal-Mart Stores, Inc.	53,150	4,460,879
Walgreens Boots Alliance, Inc.	29,650	2,463,322
Wesfarmers Ltd.	29,823	1,020,610
Whole Foods Market, Inc.	12,150	686,354
WM Morrison Supermarkets PLC	54,075	163,017
Woolworths Ltd.	33,305	797,061

		21,735,773

Food Products – 1.7%
Ajinomoto Co., Inc.	15,000	288,871
Archer-Daniels-Midland Co.	21,700	1,038,996
Aryzta AG(a)	2,316	185,249
Associated British Foods PLC	9,457	454,646
Barry Callebaut AG(a)	59	61,192
Calbee, Inc.	1,933	73,125
Campbell Soup Co.	6,000	279,540
Chocoladefabriken Lindt & Sprungli AG	27	148,465
Chocoladefabriken Lindt & Sprungli AG (REG)	3	195,416
ConAgra Foods, Inc.	14,200	496,716
Danone SA	15,330	1,067,325
General Mills, Inc.	20,600	1,108,074
Golden Agri-Resources Ltd.(b)	186,000	55,076
Hershey Co. (The)	5,050	524,089
Hormel Foods Corp.	4,500	263,295
JM Smucker Co. (The)	3,450	397,958
Kellogg Co.	8,600	554,528
Kerry Group PLC – Class A	4,199	305,191
Keurig Green Mountain, Inc.	4,094	522,313
Kikkoman Corp.	4,000	115,977
Kraft Foods Group, Inc.	20,000	1,281,200
McCormick & Co., Inc./MD	4,350	327,903
Mead Johnson Nutrition Co. – Class A	6,800	712,368
MEIJI Holdings Co., Ltd.	1,700	203,103
Mondelez International, Inc. – Class A	56,750	2,096,061
Nestle SA	85,319	6,668,000
NH Foods Ltd	5,000	114,179
Nisshin Seifun Group, Inc.	5,500	65,648
Nissin Foods Holdings Co., Ltd.	1,600	79,415
Orkla ASA	21,002	164,761
Tate & Lyle PLC	12,363	113,159
Toyo Suisan Kaisha Ltd.	3,000	107,347

216	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Tyson Foods, Inc. – Class A	9,850	$406,903
Unilever NV	43,099	1,873,028
Unilever PLC	33,949	1,497,379
WH Group Ltd.(a)(e)	96,800	53,905
Wilmar International Ltd.	50,000	118,590
Yakult Honsha Co., Ltd.	2,400	152,506
Yamazaki Baking Co., Ltd.	3,000	49,912

		24,221,409

Household Products – 1.0%
Clorox Co. (The)	4,350	472,584
Colgate-Palmolive Co.	28,900	2,046,698
Henkel AG & Co. KGaA	3,104	326,373
Henkel AG & Co. KGaA (Preference Shares)	4,730	559,958
Kimberly-Clark Corp.	12,600	1,381,716
Procter & Gamble Co. (The)	91,200	7,763,856
Reckitt Benckiser Group PLC	17,205	1,552,955
Svenska Cellulosa AB SCA – Class B	15,577	386,892
Unicharm Corp.	9,900	274,094

		14,765,126

Personal Products – 0.2%
Avon Products, Inc.	14,550	123,821
Beiersdorf AG	2,676	232,233
Estee Lauder Cos., Inc. (The) – Class A	7,550	624,158
Kao Corp.	13,700	612,541
L’Oreal SA	6,651	1,205,433
Shiseido Co., Ltd.	9,500	166,133

		2,964,319

Tobacco – 1.0%
Altria Group, Inc.	66,750	3,757,357
British American Tobacco PLC	49,317	2,875,281
Imperial Tobacco Group PLC	25,322	1,246,156
Japan Tobacco, Inc.	29,103	918,667
Lorillard, Inc.	12,100	827,882
Philip Morris International, Inc.	52,600	4,363,696
Reynolds American, Inc.	10,350	782,667
Swedish Match AB	5,362	168,884

		14,940,590

		101,280,017

Energy – 4.8%
Energy Equipment & Services – 0.6%
Amec Foster Wheeler PLC	10,254	138,970
Baker Hughes, Inc.	14,650	915,771
Cameron International Corp.(a)	6,850	322,498
Diamond Offshore Drilling, Inc.(b)	2,250	68,468
Ensco PLC – Class A	7,850	192,090
FMC Technologies, Inc.(a)	7,900	315,447

AB POOLING PORTFOLIOS •	217

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Halliburton Co.	28,650	$1,230,231
Helmerich & Payne, Inc.	3,650	244,769
Nabors Industries Ltd.	9,700	124,257
National Oilwell Varco, Inc.	14,500	788,075
Noble Corp. PLC(b)	8,550	142,272
Petrofac Ltd.	6,887	93,281
Saipem SpA(a)	7,029	72,209
Schlumberger Ltd.	43,650	3,673,584
Seadrill Ltd.(b)	10,436	120,814
Subsea 7 SA	7,471	73,870
Technip SA	2,716	176,695
Tenaris SA(b)	12,535	178,868
Transocean Ltd.(b)	11,465	184,930
Transocean Ltd. (Zurich)(b)	9,584	152,886
WorleyParsons Ltd.	5,494	42,805

		9,252,790

Oil, Gas & Consumable Fuels – 4.2%
Anadarko Petroleum Corp.	17,050	1,436,121
Apache Corp.	12,900	849,336
BG Group PLC	90,205	1,328,059
BP PLC	487,406	3,356,631
Cabot Oil & Gas Corp.	14,050	407,450
Caltex Australia Ltd.	3,584	102,965
Chesapeake Energy Corp.	17,450	291,066
Chevron Corp.	63,950	6,822,186
Cimarex Energy Co.	2,933	321,691
ConocoPhillips	41,400	2,699,280
CONSOL Energy, Inc.	7,750	249,550
Delek Group Ltd.	125	29,564
Denbury Resources, Inc.(b)	11,800	99,120
Devon Energy Corp.	12,950	797,590
ENI SpA	67,295	1,254,346
EOG Resources, Inc.	18,450	1,655,334
EQT Corp.	5,100	407,031
Exxon Mobil Corp.	143,603	12,714,610
Galp Energia SGPS SA	10,235	120,115
Hess Corp.	8,800	660,704
Idemitsu Kosan Co., Ltd.	2,300	40,426
Inpex Corp.	23,213	274,376
JX Holdings, Inc.	59,000	239,072
Kinder Morgan, Inc./DE	57,313	2,350,406
Koninklijke Vopak NV	1,867	98,028
Lundin Petroleum AB(a)	5,907	86,966
Marathon Oil Corp.	22,700	632,422
Marathon Petroleum Corp.	9,550	1,002,750
Murphy Oil Corp.	5,600	284,984
Neste Oil Oyj	3,403	88,770

218	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Newfield Exploration Co.(a)	4,600	$151,938
Noble Energy, Inc.	12,150	573,845
Occidental Petroleum Corp.	26,250	2,044,350
OMV AG	3,910	112,475
ONEOK, Inc.	7,000	309,820
Origin Energy Ltd.	29,232	278,481
Phillips 66	18,800	1,475,048
Pioneer Natural Resources Co.	4,850	739,722
QEP Resources, Inc.	5,550	119,214
Range Resources Corp.	5,700	282,378
Repsol SA	26,793	516,622
Royal Dutch Shell PLC – Class A	104,314	3,398,393
Royal Dutch Shell PLC – Class B	64,566	2,188,388
Santos Ltd.(b)	25,806	159,492
Showa Shell Sekiyu KK	4,900	46,888
Southwestern Energy Co.(a)	11,850	297,198
Spectra Energy Corp.	22,550	800,299
Statoil ASA(b)	29,626	556,528
Tesoro Corp.	4,300	394,912
TonenGeneral Sekiyu KK	7,000	66,144
Total SA	56,632	3,042,535
Tullow Oil PLC	23,528	140,076
Valero Energy Corp.	17,750	1,094,997
Williams Cos., Inc. (The)	22,650	1,110,756
Woodside Petroleum Ltd.	19,619	538,496

		61,139,944

		70,392,734

Materials – 3.3%
Chemicals – 1.9%
Air Liquide SA	9,137	1,205,501
Air Products & Chemicals, Inc.	6,450	1,007,103
Air Water, Inc.	4,000	70,067
Airgas, Inc.	2,250	263,745
Akzo Nobel NV	6,441	477,418
Arkema SA	1,729	129,213
Asahi Kasei Corp.	33,000	341,114
BASF SE	24,301	2,328,508
CF Industries Holdings, Inc.	1,700	520,591
Croda International PLC	3,605	151,739
Daicel Corp.	7,000	90,922
Dow Chemical Co. (The)	37,800	1,861,272
Eastman Chemical Co.	5,000	372,300
Ecolab, Inc.	9,100	1,051,414
EI du Pont de Nemours & Co.	30,800	2,397,780
EMS-Chemie Holding AG (REG)	218	95,778
FMC Corp.	4,500	285,345
Fuchs Petrolub SE (Preference Shares)	1,884	78,627

AB POOLING PORTFOLIOS •	219

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Givaudan SA(a)	246	$472,413
Hitachi Chemical Co., Ltd.	2,800	61,894
Incitec Pivot Ltd.	43,665	138,748
International Flavors & Fragrances, Inc.	2,750	335,308
Israel Chemicals Ltd.	11,121	77,433
Israel Corp., Ltd. (The)	72	24,380
Johnson Matthey PLC	5,440	285,535
JSR Corp.	4,700	85,966
K&S AG	4,573	147,597
Kaneka Corp.	7,000	46,404
Kansai Paint Co., Ltd.	6,000	108,186
Koninklijke DSM NV	4,576	255,102
Kuraray Co., Ltd.	9,000	123,914
Lanxess AG	2,430	125,176
Linde AG	4,929	1,001,877
LyondellBasell Industries NV – Class A	14,340	1,231,949
Mitsubishi Chemical Holdings Corp.	35,500	197,907
Mitsubishi Gas Chemical Co., Inc.	10,000	51,761
Mitsui Chemicals, Inc.	21,000	64,693
Monsanto Co.	17,650	2,125,590
Mosaic Co. (The)	10,700	569,882
Nippon Paint Holdings Co., Ltd.	5,000	173,683
Nitto Denko Corp.	4,200	266,796
Novozymes A/S – Class B	6,354	308,370
Orica Ltd.	9,846	152,268
PPG Industries, Inc.	4,650	1,094,517
Praxair, Inc.	9,850	1,259,815
Sherwin-Williams Co. (The)	2,800	798,560
Shin-Etsu Chemical Co., Ltd.	10,900	748,421
Sigma-Aldrich Corp.	4,000	552,240
Sika AG	58	204,990
Solvay SA	1,574	233,576
Sumitomo Chemical Co., Ltd.	39,000	182,497
Symrise AG	3,263	207,640
Syngenta AG	2,473	873,905
Taiyo Nippon Sanso Corp.(b)	4,000	61,735
Teijin Ltd.	24,000	81,260
Toray Industries, Inc.	38,000	315,912
Umicore SA	2,867	125,017
Yara International ASA	4,806	264,345

		28,165,699

Construction Materials – 0.2%
Boral Ltd.	20,672	98,958
CRH PLC	19,490	551,845
Fletcher Building Ltd.	17,504	114,370
HeidelbergCement AG	3,742	297,898
Holcim Ltd.(a)	6,078	468,889

220	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Imerys SA	911	$68,263
James Hardie Industries PLC	11,774	139,046
Lafarge SA	4,959	367,769
Martin Marietta Materials, Inc.	2,098	298,608
Vulcan Materials Co.	4,400	365,200

		2,770,846

Containers & Packaging – 0.1%
Amcor Ltd./Australia	32,032	341,486
Avery Dennison Corp.	3,150	168,683
Ball Corp.	4,650	333,451
MeadWestvaco Corp.	5,650	299,789
Owens-Illinois, Inc.(a)	5,550	145,188
Rexam PLC	17,967	154,117
Sealed Air Corp.	7,100	334,623
Toyo Seikan Group Holdings Ltd.(b)	4,300	58,921

		1,836,258

Metals & Mining – 1.0%
Alcoa, Inc.	39,600	585,684
Allegheny Technologies, Inc.	3,650	122,859
Alumina Ltd.(a)	63,695	91,337
Anglo American PLC	37,012	689,938
Antofagasta PLC	10,468	123,516
ArcelorMittal (Euronext Amsterdam)	26,525	289,775
BHP Billiton Ltd.	84,972	2,231,614
BHP Billiton PLC	55,874	1,394,472
Boliden AB	7,260	146,773
Fortescue Metals Group Ltd.(b)	39,187	75,975
Freeport-McMoRan, Inc.	34,950	755,968
Fresnillo PLC	5,868	74,174
Glencore PLC(a)	280,886	1,297,547
Hitachi Metals Ltd.	6,000	96,734
Iluka Resources Ltd.	10,265	62,911
JFE Holdings, Inc.	13,000	325,224
Kobe Steel Ltd.	81,000	159,919
Maruichi Steel Tube Ltd.	1,300	30,969
Mitsubishi Materials Corp.	29,000	99,930
Newcrest Mining Ltd.(a)	19,750	221,471
Newmont Mining Corp.	16,750	441,027
Nippon Steel & Sumitomo Metal Corp.	201,000	534,419
Norsk Hydro ASA	34,867	199,145
Nucor Corp.	10,750	505,572
Randgold Resources Ltd.	2,334	185,176
Rio Tinto Ltd.	11,568	580,884
Rio Tinto PLC	33,662	1,656,661
Sumitomo Metal Mining Co., Ltd.	14,000	221,241
ThyssenKrupp AG	12,019	319,597
Voestalpine AG	2,976	116,188

AB POOLING PORTFOLIOS •	221

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Yamato Kogyo Co., Ltd.	1,000	$26,995

		13,663,695

Paper & Forest Products – 0.1%
International Paper Co.	14,350	809,483
Oji Holdings Corp.	21,000	88,713
Stora Enso Oyj – Class R	14,610	140,270
UPM-Kymmene Oyj	14,050	263,566

		1,302,032

		47,738,530

Equity: Other – 3.2%
Diversified/Specialty – 2.5%
Activia Properties, Inc.	17	151,066
Aedifica SA	677	45,831
Affine SA	400	8,456
Alexander’s, Inc.	155	68,264
Alexandria Real Estate Equities, Inc.	5,410	518,873
American Assets Trust, Inc.	2,850	116,907
American Homes 4 Rent – Class A	11,315	188,847
ANF Immobilier	522	14,387
Artis Real Estate Investment Trust	10,150	124,713
Azrieli Group	2,750	103,265
Beni Stabili SpA SIIQ	80,357	65,745
BioMed Realty Trust, Inc.	14,843	330,108
British Land Co. PLC (The)	101,628	1,297,495
CA Immobilien Anlagen AG(a)(b)	6,203	126,541
Campus Crest Communities, Inc.	4,850	37,782
Canadian Real Estate Investment Trust	5,450	204,032
CapitaLand Ltd.	257,950	679,122
Chambers Street Properties	17,800	145,782
Champion REIT	175,200	86,292
Cheung Kong Holdings Ltd.	37,000	732,371
City Developments Ltd.	54,450	408,289
Cofinimmo SA	1,320	163,102
Conwert Immobilien Invest SE(a)(b)	4,594	62,812
Daejan Holdings PLC	405	37,484
Dexus Property Group	91,904	565,931
DIC Asset AG	2,550	27,730
Digital Realty Trust, Inc.	10,210	677,740
Dios Fastigheter AB	3,539	31,431
Duke Realty Corp.	25,708	549,123
DuPont Fabros Technology, Inc.	4,940	154,671
East Japan Railway Co.	8,900	747,616
F&C Commercial Property Trust Ltd.	39,733	88,148
Fastighets AB Balder – Class B(a)	6,950	123,155
Fonciere Des Regions	3,319	342,778
Forest City Enterprises, Inc. – Class A(a)	11,360	286,840

222	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Fukuoka REIT Corp.(b)	46	$87,438
Gecina SA	3,330	437,126
GPT Group (The)	176,513	647,731
Granite Real Estate Investment Trust (Toronto)	3,550	128,699
Great Portland Estates PLC	25,881	319,730
Grivalia Properties REIC	2,906	28,532
H&R Real Estate Investment Trust	20,606	398,571
Hamborner REIT AG	3,400	35,921
Hang Lung Properties Ltd.	226,500	640,850
Helical Bar PLC	7,450	46,007
Hemfosa Fastigheter AB(a)	2,984	75,688
Henderson Land Development Co., Ltd.	112,184	764,565
Hufvudstaden AB – Class A	8,330	122,122
Hulic Co., Ltd.	28,593	313,031
Hysan Development Co., Ltd.	63,150	302,871
ICADE	3,631	325,143
Investors Real Estate Trust	8,617	66,006
Keppel Land Ltd.	71,350	238,040
Kerry Properties Ltd.	65,400	217,889
Kiwi Property Group Ltd.	76,481	76,073
Klovern AB – Class A	2,795	3,702
Klovern AB – Class B(a)	28,200	35,178
Kungsleden AB	13,674	112,392
Land Securities Group PLC	80,204	1,552,130
Lend Lease Group	14,543	196,803
Lexington Realty Trust(b)	17,430	188,767
Londonmetric Property PLC	44,008	109,658
Mapletree Commercial Trust	96,400	110,345
Merlin Properties Socimi SA(a)	9,421	126,511
Mitsubishi Estate Co., Ltd.	128,190	2,995,167
Mitsui Fudosan Co., Ltd.	95,990	2,637,766
Mobimo Holding AG(a)	476	112,292
Morguard Real Estate Investment Trust	2,600	36,917
Mori Trust Sogo Reit, Inc.	75	162,119
New World Development Co., Ltd.	514,550	603,864
New York REIT, Inc.	12,300	127,797
Nomura Real Estate Holdings, Inc.	12,280	217,393
Nomura Real Estate Master Fund, Inc.(b)	125	153,665
NSI NV	9,762	46,704
Orix JREIT, Inc.(b)	160	229,214
Premier Investment Corp.	16	89,059
Quintain Estates & Development PLC(a)	36,862	54,633
Redefine International PLC/Isle of Man	65,400	56,744
Royal Mail PLC	16,513	107,048
Schroder Real Estate Investment Trust Ltd.	39,069	36,793
Select Income REIT	2,805	69,255

AB POOLING PORTFOLIOS •	223

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Silver Bay Realty Trust Corp.	2,650	$42,824
Sino Land Co., Ltd.(b)	300,660	491,144
Spirit Realty Capital, Inc.	28,826	353,119
Sponda Oyj	18,108	90,740
ST Modwen Properties PLC	13,273	99,384
Sumitomo Realty & Development Co., Ltd.	42,540	1,465,703
Sun Hung Kai Properties Ltd.	159,450	2,492,349
Suntec Real Estate Investment Trust	241,750	346,130
Swire Properties Ltd.	117,550	388,588
Swiss Prime Site AG(a)	5,672	516,884
Taiheiyo Cement Corp.	31,000	103,688
TLG Immobilien AG(a)	2,526	41,638
Tokyu Fudosan Holdings Corp.	12,072	82,762
Tokyu REIT, Inc.(b)	69	90,930
Top REIT, Inc.	13	55,656
United Urban Investment Corp.	255	415,414
UOL Group Ltd.	46,400	266,948
Vornado Realty Trust	18,510	2,036,841
Wallenstam AB – Class B	7,550	134,265
Washington Real Estate Investment Trust	5,034	142,664
Wharf Holdings Ltd. (The)	154,300	1,124,890
Wheelock & Co., Ltd.	24,000	128,538
Wihlborgs Fastigheter AB	4,970	104,910
Winthrop Realty Trust	2,400	38,640
WP Carey, Inc.	6,659	456,674

		36,268,001

Health Care – 0.6%
Aviv REIT, Inc.	1,921	69,118
Chartwell Retirement Residences	13,000	133,109
Extendicare, Inc.(b)	6,550	36,310
HCP, Inc.	49,950	2,115,882
Health Care REIT, Inc.(b)	35,620	2,746,658
Healthcare Realty Trust, Inc.	7,310	208,627
Healthcare Trust of America, Inc. – Class A	9,275	257,381
LTC Properties, Inc.	2,600	116,038
National Health Investors, Inc.	2,584	183,929
Omega Healthcare Investors, Inc.(b)	9,590	384,175
Physicians Realty Trust	3,450	56,753
Primary Health Properties PLC(b)	7,945	47,224
Sabra Health Care REIT, Inc.	4,050	132,395
Senior Housing Properties Trust	15,330	342,625
Universal Health Realty Income Trust	979	49,763
Ventas, Inc.	34,247	2,550,374

		9,430,361

Triple Net – 0.1%
Agree Realty Corp.	1,278	41,957
EPR Properties	4,307	262,770

224	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Getty Realty Corp.	1,850	$33,374
National Retail Properties, Inc.	9,835	395,760
Realty Income Corp.(b)	16,667	834,350

		1,568,211

		47,266,573

Telecommunication Services – 2.2%
Diversified Telecommunication Services –1.8%
AT&T, Inc.	174,604	6,034,314
Belgacom SA	4,038	151,667
Bezeq The Israeli Telecommunication Corp., Ltd.	47,707	76,243
BT Group PLC	215,360	1,509,955
CenturyLink, Inc.	19,200	726,912
Deutsche Telekom AG	83,998	1,568,421
Elisa Oyj	3,776	102,691
Frontier Communications Corp.(b)	33,640	268,447
HKT Trust & HKT Ltd.	68,200	90,045
Iliad SA	692	179,695
Inmarsat PLC	11,305	152,828
Koninklijke KPN NV	83,517	284,665
Level 3 Communications, Inc.(a)	9,389	505,692
Nippon Telegraph & Telephone Corp.	10,000	623,284
Orange SA	49,173	896,837
PCCW Ltd.	107,000	68,214
Singapore Telecommunications Ltd.	210,000	650,255
Spark New Zealand Ltd	46,441	114,862
Swisscom AG	619	354,827
TDC A/S	20,937	165,413
Telecom Italia SpA (ordinary shares)(a)	267,121	319,235
Telecom Italia SpA (savings shares)	154,304	151,412
Telefonica Deutschland Holding AG(a)	15,739	86,596
Telefonica SA	111,462	1,731,582
Telenor ASA	19,862	398,068
TeliaSonera AB	62,500	396,906
Telstra Corp., Ltd.	114,587	569,552
TPG Telecom Ltd.	6,616	39,399
Verizon Communications, Inc.	139,570	6,901,736
Vivendi SA(a)	32,205	784,046
Windstream Holdings, Inc.	20,230	159,615

		26,063,414

Wireless Telecommunication Services – 0.4%
KDDI Corp.	15,426	1,070,586
Millicom International Cellular SA	1,756	122,466
NTT DoCoMo, Inc.	40,420	718,637

AB POOLING PORTFOLIOS •	225

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

SoftBank Corp.	25,500	$1,574,894
StarHub Ltd.	15,000	47,203
Tele2 AB – Class B	8,468	99,347
Vodafone Group PLC	700,416	2,424,357

		6,057,490

		32,120,904

Utilities – 2.2%
Electric Utilities – 1.1%
American Electric Power Co., Inc.	16,450	947,191
AusNet Services	44,949	51,444
Cheung Kong Infrastructure Holdings Ltd.	16,000	136,170
Chubu Electric Power Co., Inc.(a)	17,000	209,553
Chugoku Electric Power Co., Inc. (The)	7,800	102,960
CLP Holdings Ltd.	50,000	449,793
Contact Energy Ltd.	8,742	40,859
Duke Energy Corp.	23,808	1,870,118
Edison International	10,950	703,538
EDP - Energias de Portugal SA	60,248	237,486
Electricite de France SA	6,419	177,136
Endesa SA	8,422	169,997
Enel SpA	173,663	800,544
Entergy Corp.	6,050	481,036
Eversource Energy	10,600	548,550
Exelon Corp.	28,932	981,373
FirstEnergy Corp.	14,150	494,967
Fortum Oyj	11,791	268,227
Hokuriku Electric Power Co.	4,400	58,668
Iberdrola SA	133,496	911,096
Kansai Electric Power Co., Inc. (The)(a)	18,600	166,940
Kyushu Electric Power Co., Inc.(a)	11,300	97,669
Mighty River Power Ltd.	18,520	47,909
NextEra Energy, Inc.	14,700	1,520,862
Pepco Holdings, Inc.	8,450	229,333
Pinnacle West Capital Corp.	3,700	237,096
Power Assets Holdings Ltd.	36,500	374,848
PPL Corp.	22,350	762,135
Red Electrica Corp. SA	2,873	244,380
Shikoku Electric Power Co., Inc.(a)	4,700	60,416
Southern Co. (The)	30,150	1,380,569
SSE PLC	25,853	627,016
Terna Rete Elettrica Nazionale SpA	38,980	175,852
Tohoku Electric Power Co., Inc.	12,000	140,707
Tokyo Electric Power Co., Inc.(a)	38,200	149,827
Xcel Energy, Inc.	17,000	599,760

		16,456,025

Gas Utilities – 0.2%
AGL Resources, Inc.	4,000	196,440

226	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

APA Group	28,604	$205,458
Enagas SA	5,387	165,086
Gas Natural SDG SA	9,297	224,322
Hong Kong & China Gas Co., Ltd.	166,180	375,199
Osaka Gas Co., Ltd.	49,000	202,128
Snam SpA	52,908	267,760
Toho Gas Co., Ltd.	10,000	56,296
Tokyo Gas Co., Ltd.	61,000	371,647

		2,064,336

Independent Power Producers & Energy Traders – 0.1%
AES Corp./VA	22,400	290,528
Electric Power Development Co., Ltd.	3,100	103,386
Enel Green Power SpA	44,329	94,801
Meridian Energy Ltd.	33,214	54,517
NRG Energy, Inc.	11,350	272,173

		815,405

Multi-Utilities – 0.8%
AGL Energy Ltd.	14,822	174,744
Ameren Corp.	8,150	345,641
CenterPoint Energy, Inc.	14,450	300,416
Centrica PLC	132,780	499,916
CMS Energy Corp.	9,250	324,953
Consolidated Edison, Inc.	9,850	621,929
Dominion Resources, Inc./VA	19,600	1,412,964
DTE Energy Co.	5,950	488,078
E.ON SE	52,819	854,011
GDF Suez	38,430	852,693
Integrys Energy Group, Inc.	2,700	201,771
National Grid PLC	99,773	1,364,760
NiSource, Inc.	10,600	454,846
PG&E Corp.	15,850	851,620
Public Service Enterprise Group, Inc.	17,000	715,020
RWE AG	12,991	363,209
SCANA Corp.	4,750	270,513
Sempra Energy	7,800	843,960
Suez Environnement Co.	7,861	140,007
TECO Energy, Inc.	7,800	153,114
United Utilities Group PLC	18,101	264,065
Veolia Environnement SA	11,211	218,192
Wisconsin Energy Corp.	7,550	384,899

		12,101,321

Water Utilities – 0.0%
Severn Trent PLC	6,343	198,586

		31,635,673

AB POOLING PORTFOLIOS •	227

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Retail – 2.1%
Regional Mall – 0.9%
CapitaMall Trust	259,200	$401,432
CBL & Associates Properties, Inc.	12,790	256,056
General Growth Properties, Inc.	59,070	1,713,621
Macerich Co. (The)	15,340	1,283,191
Pennsylvania Real Estate Investment Trust	4,910	111,850
Rouse Properties, Inc.(b)	2,700	46,656
Simon Property Group, Inc.	34,153	6,501,365
Taubman Centers, Inc.	4,800	347,232
Westfield Corp.	197,349	1,511,344
WP GLIMCHER, Inc.	13,858	240,159

		12,412,906

Shopping Center/Other Retail – 1.2%
Acadia Realty Trust	4,840	165,334
Aeon Mall Co., Ltd.	11,732	227,725
American Realty Capital Properties, Inc.	69,700	683,757
Brixmor Property Group, Inc.	8,027	203,886
BWP Trust	35,758	83,020
Calloway Real Estate Investment Trust	7,800	189,806
Capital & Counties Properties PLC	54,741	341,270
Cedar Realty Trust, Inc.	5,950	44,506
Charter Hall Retail REIT	23,230	82,684
Citycon OYJ	19,680	69,664
Crombie Real Estate Investment Trust	5,800	62,310
DDR Corp.	22,970	435,052
Deutsche Euroshop AG	3,465	177,038
Development Securities PLC	9,363	36,355
Equity One, Inc.	4,656	124,688
Eurocommercial Properties NV	3,048	141,623
Excel Trust, Inc.	4,350	59,595
Federal Realty Investment Trust	5,123	727,620
Federation Centres	143,288	333,108
First Capital Realty, Inc.	6,480	101,806
Fortune Real Estate Investment Trust	97,450	110,385
Frontier Real Estate Investment Corp.	36	169,684
Hammerson PLC	79,827	831,614
Harvey Norman Holdings Ltd.(b)	12,542	43,291
Immobiliare Grande Distribuzione SIIQ SpA	22,784	21,535
Inland Real Estate Corp.	6,400	68,480
Intu Properties PLC	93,464	509,233
Japan Retail Fund Investment Corp.(b)	248	532,975
Kimco Realty Corp.	44,806	1,177,502
Kite Realty Group Trust	6,162	174,508
Klepierre	18,036	880,757
Link REIT (The)	233,050	1,486,004
Mercialys SA	3,090	76,048

228	• AB POOLING PORTFOLIOS
Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Novion Property Group	224,383	$431,816
Ramco-Gershenson Properties Trust	5,729	107,247
Regency Centers Corp.	7,012	460,198
Retail Opportunity Investments Corp.	6,985	116,999
Retail Properties of America, Inc. – Class A	17,800	281,774
RioCan Real Estate Investment Trust (Toronto)	23,612	552,854
Saul Centers, Inc.	997	53,708
Scentre Group	529,865	1,596,228
Shaftesbury PLC	20,933	262,290
Tanger Factory Outlet Centers, Inc.	7,240	256,658
Unibail-Rodamco SE	9,933	2,857,647
Urban Edge Properties(a)	6,310	151,061
Urstadt Biddle Properties, Inc. – Class A	1,950	44,304
Vastned Retail NV	1,410	73,448
Weingarten Realty Investors	8,278	299,829
Wereldhave Belgium NV	150	17,919
Wereldhave NV	2,670	183,438

		18,120,281

		30,533,187

Residential – 1.4%
Multi-Family – 1.1%
Advance Residence Investment Corp.	96	240,735
Apartment Investment & Management Co. – Class A	15,870	597,981
Associated Estates Realty Corp.	4,300	102,985
AvalonBay Communities, Inc.	14,331	2,412,480
Boardwalk Real Estate Investment Trust	3,000	142,189
BUWOG AG(a)(b)	3,908	86,986
Camden Property Trust	6,500	473,135
Canadian Apartment Properties REIT	8,300	187,963
Daiwa House Residential Investment Corp.	50	112,905
Deutsche Annington Immobilien SE	23,662	912,571
Deutsche Wohnen AG	29,167	803,320
Equity Lifestyle Properties, Inc.	5,749	309,699
Equity Residential	39,000	3,004,170
Essex Property Trust, Inc.	6,948	1,545,444
GAGFAH SA(a)(c)(d)	16,450	387,213
Grainger PLC	30,915	100,247
Home Properties, Inc.	4,300	287,111
Killam Properties, Inc.(b)	3,850	33,508
LEG Immobilien AG(a)	4,300	353,627
Mid-America Apartment Communities, Inc.	5,662	410,325
Mirvac Group	370,692	601,451
Nippon Accommodations Fund, Inc.(b)	34	130,453
Northern Property Real Estate Investment Trust	2,400	49,494

AB POOLING PORTFOLIOS •	229

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Post Properties, Inc.	4,100	$233,167
Stockland	235,517	862,057
Sun Communities, Inc.	3,486	235,619
TAG Immobilien AG(b)	8,470	113,967
UDR, Inc.	19,230	614,206
UNITE Group PLC (The)	15,123	128,412

		15,473,420

Self Storage – 0.3%
Big Yellow Group PLC	10,704	104,440
CubeSmart	12,278	284,850
Extra Space Storage, Inc.	8,200	539,396
Public Storage	15,855	3,126,923
Safestore Holdings PLC	15,550	67,014
Sovran Self Storage, Inc.	2,548	234,467

		4,357,090

Student Housing – 0.0%
American Campus Communities, Inc.	7,870	324,795
Education Realty Trust, Inc.	3,493	122,464

		447,259

		20,277,769

Office – 0.9%
Office – 0.9%
Allied Properties Real Estate Investment Trust	5,637	183,030
Allreal Holding AG(a)	730	112,015
Alstria Office REIT-AG(a)	5,120	70,671
Befimmo SA	1,270	91,762
Boston Properties, Inc.	16,600	2,281,006
Brandywine Realty Trust	13,441	213,040
CapitaCommercial Trust	201,300	260,699
Castellum AB	12,360	211,673
Cominar Real Estate Investment Trust	11,855	187,010
Corporate Office Properties Trust	6,950	204,330
Cousins Properties, Inc.	15,989	171,562
Cromwell Property Group	108,676	99,231
Daiwa Office Investment Corp.(b)	19	108,541
Derwent London PLC	6,970	359,984
DO Deutsche Office AG(a)	4,850	21,483
Douglas Emmett, Inc.	10,130	292,453
Dream Global Real Estate Investment Trust	7,100	53,956
Dream Office Real Estate Investment Trust	7,850	172,121
Empire State Realty Trust, Inc. – Class A	6,079	107,598
Entra ASA(a)(e)	4,718	52,466
Equity Commonwealth(a)	9,674	255,877
Fabege AB	9,990	151,686
First Potomac Realty Trust	4,400	52,580

230	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Franklin Street Properties Corp.(b)	6,620	$83,611
Government Properties Income Trust	5,258	122,985
Highwoods Properties, Inc.	6,880	313,797
Hongkong Land Holdings Ltd.	88,200	665,910
Hudson Pacific Properties, Inc.	4,150	132,634
Inmobiliaria Colonial SA(a)	126,309	92,291
Intervest Offices & Warehouses NV	500	15,107
Investa Office Fund	45,360	142,259
Japan Excellent, Inc.	82	107,553
Japan Prime Realty Investment Corp.	81	291,657
Japan Real Estate Investment Corp.	129	644,519
Kenedix Office Investment Corp. – Class A	27	154,325
Keppel REIT	107,150	97,491
Kilroy Realty Corp.	6,354	470,005
Liberty Property Trust(b)	11,130	414,259
Mack-Cali Realty Corp.	6,677	125,594
Mori Hills REIT Investment Corp.(b)	98	139,215
Nippon Building Fund, Inc.	140	704,129
Nomura Real Estate Office Fund, Inc.	27	134,567
Norwegian Property ASA(a)	20,617	28,776
NTT Urban Development Corp.	11,229	115,395
Paramount Group, Inc.(a)	10,821	198,565
Parkway Properties, Inc./Md	6,000	105,660
Piedmont Office Realty Trust, Inc. – Class A(b)	11,600	212,628
PS Business Parks, Inc.	1,540	128,097
PSP Swiss Property AG(a)	2,980	309,350
SL Green Realty Corp.	7,280	924,050
Technopolis Oyj	7,177	35,383
Tokyo Tatemono Co., Ltd.	40,910	303,874
Workspace Group PLC	8,747	116,032

		13,044,492

Lodging – 0.3%
Lodging – 0.3%
Ashford Hospitality Trust, Inc.	5,310	56,552
CDL Hospitality Trusts	47,388	61,545
Chatham Lodging Trust	2,450	71,099
Chesapeake Lodging Trust	4,134	147,005
DiamondRock Hospitality Co.	14,670	212,422
FelCor Lodging Trust, Inc.	9,340	100,592
Hersha Hospitality Trust	12,940	86,827
Hospitality Properties Trust	11,260	346,921
Host Hotels & Resorts, Inc.	82,440	1,731,240
InnVest Real Estate Investment Trust	7,001	33,154
Japan Hotel REIT Investment Corp.	210	139,704
LaSalle Hotel Properties	7,850	305,522
Pebblebrook Hotel Trust	5,350	259,903
RLJ Lodging Trust	9,950	316,509
Ryman Hospitality Properties, Inc.(b)	3,610	216,961

AB POOLING PORTFOLIOS •	231

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Strategic Hotels & Resorts, Inc.(a)	20,108	$263,817
Summit Hotel Properties, Inc.	6,150	80,750
Sunstone Hotel Investors, Inc.	15,581	271,889

		4,702,412

Total Common Stocks (cost $804,588,156)		1,078,431,091

INVESTMENT COMPANIES – 8.0%
Funds and Investment Trusts – 8.0%
F&C UK Real Estate Investment Ltd.	17,360	27,069
iShares Core MSCI Emerging Markets ETF(b)	2,364,060	115,838,940
iShares International Developed Real Estate ETF(b)	8,030	255,836
iShares US Real Estate ETF(b)	3,070	242,898
Medicx Fund Ltd.	26,625	34,734
Picton Property Income Ltd.	33,092	36,529
Standard Life Investment Property Income Trust PLC	18,362	23,316
UK Commercial Property Trust Ltd./fund	33,253	45,768

Total Investment Companies (cost $121,087,331)		116,505,090

SHORT-TERM INVESTMENTS – 16.9%
Investment Companies – 13.7%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(f)(g) (cost $200,504,354)	200,504,354	200,504,354

	Principal Amount (000)
U.S. Treasury Bills – 3.2%
U.S. Treasury Bills Zero Coupon, 5/28/15	$10,000	9,999,678
Zero Coupon, 3/12/15-5/07/15(h)	46,000	35,999,540

Total U.S. Treasury Bills (cost $45,999,218)		45,999,218

Total Short-Term Investments (cost $246,503,572)		246,503,572

Total Investments Before Security Lending Collateral for Securities Loaned – 98.7% (cost $1,172,179,059)		1,441,439,752

232	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.0%
Investment Companies – 4.0%
AB Exchange Reserves – Class I, 0.10%(f)(g) (cost $59,165,796)	59,165,796	$59,165,796

Total Investments – 102.7% (cost $1,231,344,855)		1,500,605,548
Other assets less liabilities – (2.7)%		(40,093,287)

Net Assets – 100.0%		$1,460,512,261

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DAX Index Futures	233	March 2015	$70,597,761	$74,209,489	$3,611,728
Euro STOXX 50 Index Futures	1,803	March 2015	69,026,866	72,433,543	3,406,677
FTSE 100 Index Futures	62	March 2015	5,895,431	6,623,737	728,306
Hang Seng Index Futures	5	March 2015	796,016	799,208	3,192
Mini MSCI EAFE Futures	17	March 2015	1,491,966	1,594,005	102,039
S&P TSX 60 Index Futures	261	March 2015	33,667,343	37,125,846	3,458,503
SPI 200 Futures	24	March 2015	2,474,606	2,772,720	298,114
TOPIX Index Futures	1,195	March 2015	152,129,681	152,390,596	260,915

Sold Contracts
S&P 500 E Mini Index Futures	1,999	March 2015	206,849,700	210,174,860	(3,325,160)

					$8,544,314

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	2,244	AUD	2,890	6/18/15	$1,241
Barclays Bank PLC	USD	3,066	GBP	1,989	6/18/15	2,175
BNP Paribas SA	USD	1,386	AUD	1,680	3/18/15	(74,390)
BNP Paribas SA	USD	2,584	CAD	2,959	3/18/15	(217,758)
Brown Brothers Harriman & Co.	USD	6,480	JPY	771,753	6/18/15	(19,595)
Credit Suisse International	EUR	142,419	USD	166,203	3/18/15	6,803,773
Deutsche Bank AG	CAD	4,672	USD	3,903	3/18/15	166,386

AB POOLING PORTFOLIOS •	233

Volatility Management—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	GBP	1,964	USD	2,952	3/18/15	$(79,426)
Deutsche Bank AG	JPY	2,562,205	USD	21,234	3/18/15	(188,902)
Deutsche Bank AG	USD	37,668	CAD	43,321	3/18/15	(3,021,836)
Deutsche Bank AG	USD	1,571	CHF	1,597	3/18/15	105,093
Deutsche Bank AG	USD	2,638	EUR	2,120	3/18/15	(265,147)
Deutsche Bank AG	USD	8,037	GBP	5,147	3/18/15	(91,425)
Deutsche Bank AG	USD	36,110	JPY	4,319,559	3/18/15	5,298
Goldman Sachs Bank USA	EUR	3,941	USD	4,903	3/18/15	491,846
Goldman Sachs Bank USA	JPY	210,441	USD	1,780	3/18/15	20,793
Goldman Sachs Bank USA	USD	2,810	AUD	3,408	3/18/15	(149,279)
Goldman Sachs Bank USA	USD	58,653	EUR	50,418	3/18/15	(2,223,855)
Morgan Stanley & Co., Inc.	EUR	50,782	USD	57,561	6/18/15	655,312
Royal Bank of Scotland PLC	EUR	2,275	USD	2,771	3/18/15	225,162
Royal Bank of Scotland PLC	JPY	195,304	USD	1,666	3/18/15	33,338
Royal Bank of Scotland PLC	USD	1,741	CAD	2,194	3/18/15	13,309
State Street Bank & Trust Co.	JPY	487,203	USD	4,195	3/18/15	121,747
State Street Bank & Trust Co.	USD	2,374	CHF	2,318	3/18/15	58,358
State Street Bank & Trust Co.	USD	1,729	GBP	1,105	3/18/15	(23,394)
UBS AG	CHF	1,797	USD	2,068	3/18/15	182,511
UBS AG	USD	21,383	EUR	18,602	3/18/15	(562,944)
UBS AG	USD	3,274	CAD	4,097	6/18/15	(1,628)

						$1,966,763

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America
Russell 2000 Total Return Index	$5,334	LIBOR Minus 0.30%	USD	30,853	1/15/16	$224,263
Citibank
S&P Midcap 400 Index	41,780	LIBOR Plus 0.07%	USD	86,535	2/3/16	2,396,219
JPMorgan Chase Bank
Russell 2000 Total Return Index	245	LIBOR Minus 0.32%	USD	1,417	4/15/15	10,309
UBS AG
Russell 2000 Total Return Index	3,236	LIBOR Minus 0.23%	USD	18,718	3/16/15	135,685
Russell 2000 Total Return Index	1,265	LIBOR Minus 0.21%	USD	7,317	4/15/15	53,003
Russell 2000 Total Return Index	1,214	LIBOR Minus 0.60%	USD	7,022	10/15/15	51,627

						$2,871,106

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

234	• AB POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate market value of these securities amounted to $341,172 or 0.0% of net assets.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

CME – Chicago Mercantile Exchange

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

REG – Registered Shares

REIT – Real Estate Investment Trust

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

See notes to financial statements.

AB POOLING PORTFOLIOS •	235

Volatility Management—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2015 (unaudited)

	U.S. Value		U.S. Large Cap Growth		International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $390,564,173, $348,939,632 and $397,187,006, respectively)(a)	$502,978,622		$489,158,701		$428,216,598
Affiliated issuers (cost $14,980,951, $37,286,768 and $12,474,068,—including investment of cash collateral for securities loaned of $8,869,619, $12,192,032 and $8,116,682, respectively)	14,980,951		37,286,768		12,474,068
Due from broker	– 0	–	– 0	–	260,385	(b)
Foreign currencies, at value (cost $0, $0 and $1,696,157, respectively)	– 0	–	– 0	–	1,670,546
Dividends and interest receivable	1,422,734		201,981		1,468,369
Receivable for investment securities sold and foreign currency transactions	1,231,148		6,439,107		6,214,810
Receivable for shares of beneficial interest sold	173,624		– 0	–	12,244
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	1,728,677
Receivable for variation margin on exchange-traded derivatives	– 0	–	– 0	–	13,009

Total assets	520,787,079		533,086,557		452,058,706

See notes to financial statements.

236	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	U.S. Value			U.S. Large Cap Growth			International Value
Liabilities
Due to custodian	$	– 0	–	$	– 0	–	$4,710
Payable for collateral received on securities loaned		8,869,619			12,192,032		8,116,682
Payable for investment securities purchased and foreign currency transactions		2,491,996			4,231,629		3,149,200
Payable for shares of beneficial interest redeemed		– 0	–		938,690		33,081
Unrealized depreciation of forward currency exchange contracts		– 0	–		– 0	–	1,688,274
Accrued expenses		72,333			67,869		173,044

Total liabilities		11,433,948			17,430,220		13,164,991

Net Assets		$509,353,131			$515,656,337		$438,893,715

Composition of Net Assets
Paid-in capital		$730,986,669			$330,113,814		$848,082,127
Undistributed net investment income		1,954,269			854,739		1,978,794
Accumulated net realized gain (loss) on investment and foreign currency transactions		(336,002,256)			44,468,715		(442,592,108)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities		112,414,449			140,219,069		31,424,902

Net Assets		$509,353,131			$515,656,337		$438,893,715

Shares of beneficial interest outstanding—unlimited shares authorized, without par value		37,456,259			40,374,291		57,281,986

Net Asset Value		$13.60			$12.77		$7.66

(a)	Includes securities on loan with a value of $8,611,540, $11,643,876 and $7,694,401, respectively (see Note D).

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

AB POOLING PORTFOLIOS •	237

Statement of Assets & Liabilities

	International Growth		Short Duration Bond		Global Core Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $370,630,770, $936,751,242 and $1,003,447,534, respectively)(a)	$426,873,095		$936,024,534		$998,440,739
Affiliated issuers (cost $7,012,167, $8,386,215 and $75,639,054,—including investment of cash collateral for securities loaned of $6,373,426, $0 and $0, respectively)	7,012,167		8,386,215		75,639,054
Cash	– 0	–	299,924		23,597
Due from broker	– 0	–	323,999	(b)	956,945	(b)
Foreign currencies, at value (cost $828,031, $0 and $179,752, respectively)	807,511		45		179,335
Receivable for investment securities sold and foreign currency transactions	5,162,505		3,090,527		18,679,815
Unrealized appreciation of forward currency exchange contracts	2,962,148		47,108		4,625,399
Dividends and interest receivable	444,672		1,534,646		8,359,553
Receivable for shares of beneficial interest sold	1,334		520,804		90,457
Receivable for variation margin on exchange-traded derivatives	– 0	–	84,610		– 0	–

Total assets	443,263,432		950,312,412		1,106,994,894

See notes to financial statements.

238	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	International Growth		Short Duration Bond			Global Core Bond
Liabilities
Payable for collateral received on securities loaned	$6,373,426		$	– 0	–	$	– 0	–
Unrealized depreciation of forward currency exchange contracts	3,852,409			38,110			4,123,520
Payable for investment securities purchased and foreign currency transactions	1,579,640			14,635,033			113,593,170
Payable for shares of beneficial interest redeemed	2,294			92,697			101,851
Payable for variation margin on exchange-traded derivatives	– 0	–		– 0	–		101,628
Accrued expenses and other liabilities	276,817			67,106			78,969

Total liabilities	12,084,586			14,832,946			117,999,138

Net Assets	$431,178,846			$935,479,466			$988,995,756

Composition of Net Assets
Paid-in capital	$729,437,902			$1,009,609,661			$967,116,319
Undistributed/Distributions in excess of net investment income	789,494			(252,428)			(23,859,450)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(354,155,580)			(73,314,710)			50,985,137
Net unrealized appreciation / (depreciation) on investments and foreign currency denominated assets and liabilities	55,107,030			(563,057)			(5,246,250)

Net Assets	$431,178,846			$935,479,466			$988,995,756

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	47,923,443			99,049,910			96,185,940

Net Asset Value	$9.00			$9.44			$10.28

(a)	Includes securities on loan with a value of $6,002,513, $0 and $0, respectively (see Note D).

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

AB POOLING PORTFOLIOS •	239

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,050,466,151, $331,977,688 and $245,582,502, respectively)(a)	$1,062,386,789		$334,595,029		$305,453,722
Affiliated issuers (cost $14,441,762, $18,072,254 and $13,750,136,—including investment of cash collateral for securities loaned of $0, $0 and $4,963,964, respectively)	14,441,762		18,072,254		13,750,136
Cash	215,997		– 0	–	– 0	–
Due from broker	2,137,092	(b)	847,860	(b)	– 0	–
Foreign currencies, at value (cost $0, $487,867 and $0, respectively)	– 0	–	514,515		– 0	–
Receivable for investment securities sold	25,617,641		4,681,240		528,350
Dividends and interest receivable	2,882,116		5,833,581		142,542
Unrealized appreciation of forward currency exchange contracts	620,045		345,597		– 0	–
Unrealized appreciation on credit default swaps	203,295		1,317,801		– 0	–
Unrealized appreciation on inflation swaps	162,926		– 0	–	– 0	–
Receivable for shares of beneficial interest sold	68,079		1,185		10,226
Upfront premium paid on credit default swaps	47,411		1,327,343		– 0	–
Receivable for variation margin on exchange-traded derivatives	45,846		8,891		– 0	–
Unrealized appreciation on total return swaps	– 0	–	720,420		– 0	–
Receivable for terminated credit default swaps	– 0	–	209,137		– 0	–

Total assets	1,108,828,999		368,474,853		319,884,976

See notes to financial statements.

240	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection			High-Yield		Small-Mid Cap Value
Liabilities
Due to custodian	$	– 0	–	$703,652		$	– 0	–
Payable reverse repurchase agreements		301,802,601		8,357,480			– 0	–
Payable for investment securities purchased and foreign currency transactions		28,114,986		4,286,301			225,439
Payable for securities sold short, at value (proceeds received $25,578,984, $0 and $0, respectively)		25,503,695		– 0	–		– 0	–
Unrealized depreciation on interest rate swaps		1,593,138		– 0	–		– 0	–
Unrealized depreciation on inflation swaps		837,842		– 0	–		– 0	–
Payable for variation margin on exchange-traded derivatives		148,430		3,356			– 0	–
Unrealized depreciation of forward currency exchange contracts		145,398		393,818			– 0	–
Upfront premium received on credit default swaps		60,954		920,249			– 0	–
Payable for shares of beneficial interest redeemed		53,567		53,984			22,328
Cash collateral due to broker		– 0	–	1,130,000			– 0	–
Unrealized depreciation on credit default swaps		– 0	–	717,155			– 0	–
Unrealized depreciation on total return swaps		– 0	–	122,767			– 0	–
Options written, at value (premiums received $0, $97,495 and $0, respectively)		– 0	–	27,880			– 0	–
Swaptions written, at value (premiums received $0, $196,252 and $0, respectively)		– 0	–	17,732			– 0	–
Payable for collateral received on securities loaned		– 0	–	– 0	–		4,963,964
Accrued expenses and other liabilities		81,234		107,918			60,713

Total liabilities		358,341,845		16,842,292			5,272,444

Net Assets		$750,487,154		$351,632,561			$314,612,532

See notes to financial statements.

AB POOLING PORTFOLIOS •	241

Statement of Assets & Liabilities

	Bond Inflation Protection	High-Yield	Small-Mid Cap Value
Composition of Net Assets
Paid-in capital	$749,842,176	$358,012,682	$242,371,757
Undistributed/Distributions in excess of net investment income	(6,596,652)	1,857,370	470,584
Accumulated net realized gain (loss) on investment and foreign currency transactions	(996,561)	(11,767,621)	11,898,971
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,238,191	3,530,130	59,871,220

Net Assets	$750,487,154	$351,632,561	$314,612,532

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	76,553,507	33,604,922	26,571,883

Net Asset Value	$9.80	$10.46	$11.84

(a)	Includes securities on loan with a value of $0, $0 and $4,806,285, respectively (see Note D).

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

242	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $219,914,195, $766,816,621 and $971,674,705, respectively)(a)	$315,458,921		$745,438,682		$1,240,935,399
Affiliated issuers (cost $20,067,224, $180,316,414 and $259,670,150,—including investment of cash collateral for securities loaned of $17,423,189, $24,412,826 and $59,165,796, respectively)	20,067,224		180,316,414		259,670,150
Cash	– 0	–	– 0	–	2,981
Due from broker	– 0	–	6,593,347	(b)	29,800,914	(b)
Foreign currencies, at value (cost $0, $1,930,309 and $1,016,863, respectively)	– 0	–	1,908,338		977,356
Receivable for investment securities sold	3,635,735		1,218,850		23,713,638
Dividends and interest receivable	83,310		1,985,994		2,484,515
Unrealized appreciation of forward currency exchange contracts	– 0	–	8,124,027		8,886,342
Receivable for shares of beneficial interest sold	– 0	–	1,215,490		105,035
Receivable for variation margin on exchange-traded derivatives	– 0	–	435,283		– 0	–
Unrealized appreciation on total return swaps	– 0	–	– 0	–	2,871,106
Receivable for terminated total return swaps	– 0	–	– 0	–	157,277

Total assets	339,245,190		947,236,425		1,569,604,713

See notes to financial statements.

AB POOLING PORTFOLIOS •	243

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Liabilities
Payable for collateral received on securities loaned	$17,423,189		$24,412,826		$59,162,199
Payable for investment securities purchased and foreign currency transactions	1,392,006		614,954		10,317,818
Payable for shares of beneficial interest redeemed	1,114,561		12,924		658,322
Unrealized depreciation on inflation swaps	– 0	–	12,740,496		– 0	–
Unrealized depreciation of forward currency exchange contracts	– 0	–	1,433,463		6,919,579
Unrealized depreciation on total return swaps	– 0	–	1,411,448		– 0	–
Unrealized depreciation on interest rate swaps	– 0	–	202,545		– 0	–
Transfer Agent fee payable	– 0	–	1,032		– 0	–
Payable for variation margin on exchange-traded derivatives	– 0	–	– 0	–	28,536,010
Cash collateral due to broker	– 0	–	– 0	–	3,273,170
Administrative fee payable	– 0	–	– 0	–	8,691
Collateral due to Securities Lending Agent	– 0	–	– 0	–	3,597
Accrued expenses and other liabilities	63,686		224,903		213,066

Total liabilities	19,993,442		41,054,591		109,092,452

Net Assets	$319,251,748		$906,181,834		$1,460,512,261

See notes to financial statements.

244	• AB POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth	Multi-Asset Real Return*	Volatility Management
Composition of Net Assets
Paid-in capital	$216,216,005	$1,273,214,994	$1,160,098,423
Undistributed/Distributions in excess of net investment income	255,100	(9,760,808)	(6,288,796)
Accumulated net realized gain (loss) on investment and foreign currency transactions	7,235,917	(315,237,235)	24,030,648
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	95,544,726	(42,035,117)	282,671,986

Net Assets	$319,251,748	$906,181,834	$1,460,512,261

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	28,370,917	123,992,562	121,431,492

Net Asset Value	$11.25	$7.31	$12.03

*	Consolidated (see Note A).

(a)	Includes securities on loan with a value of $16,784,175, $22,572,439 and $57,765,744, respectively (see Note D).

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

AB POOLING PORTFOLIOS •	245

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2015 (unaudited)

	U.S. Value		U.S. Large Cap Growth		International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,455, $0 and $336,829, respectively)	$5,274,312		$2,409,954		$3,052,943
Affiliated issuers	3,298		13,312		5,209
Securities lending income	57,749		50,440		98,798

Total income	5,335,359		2,473,706		3,156,950

Expenses
Custodian	55,083		57,124		92,024
Audit and tax	20,677		20,677		27,475
Legal	16,653		16,653		16,934
Trustees’ fees	7,261		7,261		7,210
Printing	2,682		2,682		2,682
Registration fees	536		534		286
Miscellaneous	7,519		6,891		13,831

Total expenses	110,411		111,822		160,442

Net investment income	5,224,948		2,361,884		2,996,508

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	34,177,375		63,403,803		7,895,016	(a)
Futures	– 0	–	– 0	–	(210,278)
Foreign currency transactions	– 0	–	– 0	–	3,481,103
Net change in unrealized appreciation/depreciation of:
Investments	(28,328,052)		(5,685,452)		(17,246,067	)(b)
Futures	– 0	–	– 0	–	529,288
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	(612,190)

Net gain (loss) on investment and foreign currency transactions	5,849,323		57,718,351		(6,163,128)

Net Increase (Decrease) in Net Assets from Operations	$11,074,271		$60,080,235		$(3,166,620)

(a)	Net of foreign capital gains taxes of $68,100.

(b)	Net of increase in accrued foreign capital gains taxes of $68,769.

See notes to financial statements.

246	• AB POOLING PORTFOLIOS

Statement of Operations

	International Growth		Short Duration Bond			Global Core Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $146,150, $0 and $0, respectively)	$2,350,789		$	– 0	–	$	– 0	–
Affiliated issuers	4,678			13,509			13,099
Interest	– 0	–		3,718,045			12,529,527
Securities lending income	60,129			– 0	–		– 0	–
Other income	– 0	–		4,270			– 0	–

Total income	2,415,596			3,735,824			12,542,626

Expenses
Custodian	93,176			88,834			120,070
Audit and tax	28,404			23,688			27,093
Legal	16,934			16,653			16,653
Trustees’ fees	7,261			6,761			7,148
Printing	2,682			1,878			2,432
Registration fees	534			534			554
Miscellaneous	12,105			8,210			8,537

Total expenses	161,096			146,558			182,487

Net investment income	2,254,500			3,589,266			12,360,139

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(8,439,053)			87,792			9,611,466
Futures	– 0	–		394,713			(3,443,193)
Swaps	– 0	–		40,406			– 0	–
Foreign currency transactions	(1,160,982)			(107,475)			48,263,271
Net change in unrealized appreciation/depreciation of:
Investments	(8,613,036)			13,014			(32,762,071)
Futures	– 0	–		(103,890)			131,127
Swaps	– 0	–		54,735			– 0	–
Foreign currency denominated assets and liabilities	(595,659)			186,951			(2,693,108)

Net gain (loss) on investment and foreign currency transactions	(18,808,730)			566,246			19,107,492

Net Increase (Decrease) in Net Assets from Operations	$(16,554,230)			$4,155,512			$31,467,631

See notes to financial statements.

AB POOLING PORTFOLIOS •	247

Statement of Operations

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Investment Income
Dividends
Unaffiliated issuers	$17,658		$426,772		$2,141,853
Affiliated issuers	6,063		3,424		3,231
Interest	(6,055,269)		– 0	–	– 0	–
Securities lending income	– 0	–	11,192,398		57,188
Other income	4,705		32,481		– 0	–

Total income	(6,026,843)		11,655,075		2,202,272

Expenses
Custodian	94,468		107,599		46,056
Audit and tax	35,369		63,197		22,623
Legal	16,631		16,631		16,653
Trustees’ fees	6,707		6,770		7,198
Printing	1,829		1,829		2,682
Registration fees	532		532		286
Miscellaneous	6,477		4,551		3,911

Total expenses before interest expense	162,013		201,109		99,409
Interest expense	235,324		13,954		– 0	–

Total expenses	397,337		215,063		99,409

Net investment income (loss)	(6,424,180)		11,440,012		2,102,863

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(228,578)		(850,526)		17,670,659
Futures	(2,531,080)		(447,638)		– 0	–
Options written	– 0	–	223,132		– 0	–
Swaptions written	– 0	–	375,930		– 0	–
Swaps	(331,143)		(301,837)		– 0	–
Foreign currency transactions	4,764,351		3,856,474		– 0	–
Net change in unrealized appreciation/depreciation of: Investments	(1,667,821)		(15,898,356)		(9,942,255)
Securities sold short	75,289		– 0	–	– 0	–
Futures	202,031		111,925		– 0	–
Options written	– 0	–	106,385		– 0	–
Swaptions written	– 0	–	18,933		– 0	–
Swaps	(2,512,350)		1,261,684		– 0	–
Foreign currency denominated assets and liabilities	333,152		(222,447)		– 0	–

Net gain (loss) on investment and foreign currency transactions	(1,896,149)		(11,766,341)		7,728,404

Net Increase (Decrease) in Net Assets from Operations	$(8,320,329)		$(326,329)		$9,831,267

See notes to financial statements.

248	• AB POOLING PORTFOLIOS

Statement of Operations

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $666,896 and $296,131, respectively)	$735,038		$9,013,651		$13,405,745
Affiliated issuers	5,927		58,183		109,647
Interest	– 0	–	(3,496,414)		3,204
Securities lending income	103,549		233,572		347,080

Total income	844,514		5,808,992		13,865,676

Expenses
Custodian	61,409		144,085		192,086
Audit and tax	20,677		45,786		43,431
Legal	16,653		16,653		16,653
Trustees’ fees	7,199		7,166		7,213
Printing	2,682		2,716		2,375
Registration fees	553		533		426
Administrative	– 0	–	– 0	–	22,120
Transfer agency	– 0	–	6,029		– 0	–
Miscellaneous	3,867		47,822		95,163

Total expenses	113,040		270,790		379,467

Net investment income	731,474		5,538,202		13,486,209

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	15,021,992		(14,473,385	)(a)	11,713,359
Futures	– 0	–	(7,986,525)		1,062,729
Swaps	– 0	–	(49,951,008)		9,699,263
Foreign currency transactions	– 0	–	8,495,351		1,788,682
Net change in unrealized appreciation/depreciation of: Investments	4,830,551		(55,618,209	)(b)	6,587,996
Futures	– 0	–	(10,051,070)		6,286,168
Swaps	– 0	–	(15,382,679)		(1,735,960)
Foreign currency denominated assets and liabilities	– 0	–	5,099,411		1,918,493

Net gain (loss) on investment and foreign currency transactions	19,852,543		(139,868,114)		37,320,730

Contributions from Adviser (see Note B)	– 0	–	394		– 0	–

Net Increase (Decrease) in Net Assets from Operations	$20,584,017		$(134,329,518)		$50,806,939

*	Consolidated (see Note A).

(a)	Net of foreign capital gains taxes of $87,194.

(b)	Net of increase in accrued foreign capital gains taxes of $40,916.

See notes to financial statements.

AB POOLING PORTFOLIOS •	249

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,224,948	$23,805,901
Net realized gain on investment transactions	34,177,375	256,871,531
Net change in unrealized appreciation/depreciation of investments	(28,328,052)	(61,923,216)

Net increase in net assets from operations	11,074,271	218,754,216
Dividends to Shareholders from
Net investment income	(5,820,411)	(27,508,781)
Transactions in Shares of Beneficial Interest
Net decrease	(34,619,816)	(765,417,996)

Total decrease	(29,365,956)	(574,172,561)
Net Assets
Beginning of period	538,719,087	1,112,891,648

End of period (including undistributed net investment income of $1,954,269 and $2,549,732, respectively)	$509,353,131	$538,719,087

See notes to financial statements.

250	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,361,884	$7,103,994
Net realized gain on investment transactions	63,403,803	386,831,188
Net change in unrealized appreciation/depreciation of investments	(5,685,452)	(145,435,595)

Net increase in net assets from operations	60,080,235	248,499,587
Dividends and Distributions to Shareholders from
Net investment income	(2,453,136)	(8,750,536)
Net realized gain on investment transactions	(164,984,584)	(116,790,485)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	85,499,157	(708,528,107)

Total decrease	(21,858,328)	(585,569,541)
Net Assets
Beginning of period	537,514,665	1,123,084,206

End of period (including undistributed net investment income of $854,739 and $945,991, respectively)	$515,656,337	$537,514,665

See notes to financial statements.

AB POOLING PORTFOLIOS •	251

Statement of Changes in Net Assets

	International Value
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,996,508	$29,476,369
Net realized gain on investment and foreign currency transactions	11,165,841	134,501,814
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(17,328,969)	(29,011,781)

Net increase (decrease) in net assets from operations	(3,166,620)	134,966,402
Dividends to Shareholders from
Net investment income	(31,500,480)	(56,058,549)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	23,637,447	(576,082,880)

Total decrease	(11,029,653)	(497,175,027)
Net Assets
Beginning of period	449,923,368	947,098,395

End of period (including undistributed net investment income of $1,978,794 and $30,482,766, respectively)	$438,893,715	$449,923,368

See notes to financial statements.

252	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Growth
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,254,500	$16,238,482
Net realized gain (loss) on investment and foreign currency transactions	(9,600,035)	101,893,093
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,208,695)	(4,205,286)

Net increase (decrease) in net assets from operations	(16,554,230)	113,926,289
Dividends to Shareholders from
Net investment income	(6,877,393)	(17,047,166)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	7,172,335	(590,188,934)

Total decrease	(16,259,288)	(493,309,811)
Net Assets
Beginning of period	447,438,134	940,747,945

End of period (including undistributed net investment income of $789,494 and $5,412,387, respectively)	$431,178,846	$447,438,134

See notes to financial statements.

AB POOLING PORTFOLIOS •	253

Statement of Changes in Net Assets

	Short Duration Bond
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,589,266		$10,185,902
Net realized gain (loss) on investment transactions	415,436		(1,697,609)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	150,810		5,791,195

Net increase in net assets from operations	4,155,512		14,279,488
Dividends and Distributions to Shareholders from
Net investment income	(3,912,745)		(11,673,217)
Return of capital	– 0	–	(44,216)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(26,725,383)		23,576,081

Total increase (decrease)	(26,482,616)		26,138,136
Net Assets
Beginning of period	961,962,082		935,823,946

End of period (including distributions in excess of net investment income of ($252,428) and undistributed net investment income of $71,051, respectively)	$935,479,466		$961,962,082

See notes to financial statements.

254	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Global Core Bond
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,360,139	$30,303,961
Net realized gain on investment and foreign currency transactions	54,431,544	10,052,747
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(35,324,052)	32,377,399

Net increase in net assets from operations	31,467,631	72,734,107
Dividends and Distributions to Shareholders from
Net investment income	(36,982,278)	(35,379,162)
Net realized gain on investment transactions	(17,075,288)	(1,832,618)
Transactions in Shares of Beneficial Interest
Net decrease	(20,078,853)	(45,343,520)

Total decrease	(42,668,788)	(9,821,193)
Net Assets
Beginning of period	1,031,664,544	1,041,485,737

End of period (including distributions in excess of net investment income of ($23,859,450) and undistributed net investment income of $762,689, respectively)	$988,995,756	$1,031,664,544

See notes to financial statements.

AB POOLING PORTFOLIOS •	255

Statement of Changes in Net Assets

	Bond Inflation Protection
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(6,424,180)		$25,103,709
Net realized gain (loss) on investment and foreign currency transactions	1,673,550		(3,274,013)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,569,699)		21,058,271

Net increase (decrease) in net assets from operations	(8,320,329)		42,887,967
Dividends and Distributions to Shareholders from
Net investment income	(25,002,844)		(10,202,595)
Net realized gain on investment transactions	– 0	–	(23,713,121)
Transactions in Shares of Beneficial Interest
Net increase	7,431,965		13,890,882

Total increase (decrease)	(25,891,208)		22,863,133
Net Assets
Beginning of period	776,378,362		753,515,229

End of period (including distributions in excess of net investment income of ($6,596,652) and undistributed net investment income of $24,830,372, respectively)	$750,487,154		$776,378,362

See notes to financial statements.

256	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	High-Yield
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,440,012	$25,039,636
Net realized gain on investment and foreign currency transactions	2,855,535	10,277,865
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(14,621,876)	8,437,946

Net increase (decrease) in net assets from operations	(326,329)	43,755,447
Dividends to Shareholders from
Net investment income	(14,250,946)	(25,509,174)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,275,825	(19,865,226)

Total decrease	(13,301,450)	(1,618,953)
Net Assets
Beginning of period	364,934,011	366,552,964

End of period (including undistributed net investment income of $1,857,370 and $4,668,304, respectively)	$351,632,561	$364,934,011

See notes to financial statements.

AB POOLING PORTFOLIOS •	257

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,102,863	$5,357,389
Net realized gain on investment transactions	17,670,659	62,480,396
Net change in unrealized appreciation/depreciation of investments	(9,942,255)	7,035,554

Net increase in net assets from operations	9,831,267	74,873,339
Dividends and Distributions to Shareholders from
Net investment income	(2,762,251)	(4,865,731)
Net realized gain on investment transactions	(59,227,347)	(39,641,663)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	43,636,451	(19,185,955)

Total increase (decrease)	(8,521,880)	11,179,990
Net Assets
Beginning of period	323,134,412	311,954,422

End of period (including undistributed net investment income of $470,584 and $1,129,972, respectively)	$314,612,532	$323,134,412

See notes to financial statements.

258	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$731,474	$1,645,194
Net realized gain on investment transactions	15,021,992	54,451,375
Net change in unrealized appreciation/depreciation of investments	4,830,551	(3,382,749)

Net increase in net assets from operations	20,584,017	52,713,820
Dividends and Distributions to Shareholders from
Net investment income	(1,222,832)	(1,567,203)
Net realized gain on investment transactions	(49,602,666)	(60,177,985)
Transactions in Shares of Beneficial Interest
Net increase	27,293,399	14,523,225

Total increase (decrease)	(2,948,082)	5,491,857
Net Assets
Beginning of period	322,199,830	316,707,973

End of period (including undistributed net investment income of $255,100 and $746,458, respectively)	$319,251,748	$322,199,830

See notes to financial statements.

AB POOLING PORTFOLIOS •	259

Statement of Changes in Net Assets

	Multi-Asset Real Return*
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,538,202	$17,030,017
Net realized gain (loss) on investment and foreign currency transactions	(63,915,567)	19,260,145
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(75,952,547)	44,755,203
Contributions from Adviser (see Note B)	394	29,301

Net increase (decrease) in net assets from operations	(134,329,518)	81,074,666
Dividends to Shareholders from
Net investment income	(28,954,469)	(22,422,067)
Transactions in Shares of Beneficial Interest
Net increase	269,288,217	17,298,928

Total increase	106,004,230	75,951,527
Net Assets
Beginning of period	800,177,604	724,226,077

End of period (including distributions in excess of net investment income of ($9,760,808) and undistributed net investment income of $13,655,459, respectively)	$906,181,834	$800,177,604

*	Consolidated (see Note A).

See notes to financial statements.

260	• AB POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Volatility Management
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014
Increase in Net Assets from Operations
Net investment income	$13,486,209	$33,949,223
Net realized gain on investment and foreign currency transactions	24,264,033	124,161,184
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	13,056,697	166,026,969

Net increase in net assets from operations	50,806,939	324,137,376
Dividends and Distributions to Shareholders from
Net investment income	(42,440,599)	(49,363,231)
Net realized gain on investment transactions	(64,224,989)	(110,825,292)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	22,092,877	(259,625,447)

Total decrease	(33,765,772)	(95,676,594)
Net Assets
Beginning of period	1,494,278,033	1,589,954,627

End of period (including distributions in excess of net investment income of ($6,288,796) and undistributed net investment income of $22,665,594, respectively)	$1,460,512,261	$1,494,278,033

See notes to financial statements.

AB POOLING PORTFOLIOS •	261

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended February 28, 2015 (unaudited)

	Bond Inflation Protection*
Cash flows from operating activities
Net decrease in net assets from operations		$(8,320,329)

Reconciliation of Net Decrease in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Increase in interest and dividends receivable	$(48,560)
Decrease in receivable for investments sold	17,960,902
Net accretion of bond discount and amortization of bond premium	3,325,699
Inflation index adjustment	10,580,406
Increase in payable for investments purchased	19,737,369
Decrease in accrued expenses	(26,074)
Decrease in due from broker	41,754
Purchases of long-term investments	(240,055,520)
Purchases of short-term investments	(500,693,558)
Proceeds from disposition of long-term investments	198,767,652
Proceeds from disposition of short-term investments	520,205,034
Proceeds from short sales transactions, net	25,503,695
Payments on swaps, net	(173,130)
Payments for exchange-traded derivatives settlements	(2,965,997)
Decrease in cash collateral due to broker	(1,300,000)
Net realized gain on investment and foreign currency transactions	(1,673,550)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,569,699

Total adjustments		52,755,821

Net increase in cash from operating activities		$44,435,492

Financing Activities:
Redemptions of beneficial interest stock, net	(17,810,102)
Cash dividends paid (net of dividend reinvestments)**	—
Decrease in reverse repurchase agreements	(31,851,500)

Net decrease in cash from financing activities		(49,661,602)
Effect of exchange rate on cash		5,435,618

Net increase in cash		209,508
Net change in cash
Cash at beginning of period		6,489

Cash at end of period		$215,997

** Reinvestment of dividends	$25,002,844
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$206,674

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

262	• AB POOLING PORTFOLIOS

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

February 28, 2015 (unaudited)

NOTE A

Significant Accounting Policies

The AB Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Pooling Portfolios. The Trust is currently comprised of 12 separate series: AB U.S. Value Portfolio, AB U.S. Large Cap Growth Portfolio, AB International Value Portfolio, AB International Growth Portfolio, AB Short Duration Bond Portfolio, AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB High-Yield Portfolio, AB Small-Mid Cap Value Portfolio, AB Small-Mid Cap Growth Portfolio, AB Multi-Asset Real Return Portfolio and AB Volatility Management Portfolio (collectively, the “Portfolios”). Prior to January 20, 2015, the Portfolios were known as AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio. As part of AllianceBernstein Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The AB Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 28, 2015, net assets of the AB Multi-Asset Real Return Portfolio amounted to $906,181,834, of which $165,308,357, or 18%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and consolidated portfolio of investments of AB Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain

AB POOLING PORTFOLIOS •	263

Notes to Financial Statements

estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

264	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

AB POOLING PORTFOLIOS •	265

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

266	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of February 28, 2015:

U.S. Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$502,978,622		$	– 0	–	$	– 0	–	$502,978,622
Short-Term Investments	6,111,332			– 0	–		– 0	–	6,111,332
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,869,619			– 0	–		– 0	–	8,869,619

Total Investments in Securities	517,959,573			– 0	–		– 0	–	517,959,573
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$517,959,573		$	– 0	–	$	– 0	–	$517,959,573

U.S. Large Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$489,158,701		$	– 0	–	$	– 0	–	$489,158,701
Short-Term Investments	25,094,736			– 0	–		– 0	–	25,094,736
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	12,192,032			– 0	–		– 0	–	12,192,032

Total Investments in Securities	526,445,469			– 0	–		– 0	–	526,445,469
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$526,445,469		$	– 0	–	$	– 0	–	$526,445,469

AB POOLING PORTFOLIOS •	267

Notes to Financial Statements

International Value Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$8,883,607		$102,103,851		$	– 0	–	$110,987,458
Consumer Discretionary	11,070,232		69,578,602			– 0	–	80,648,834
Industrials	5,007,728		51,530,199			– 0	–	56,537,927
Telecommunication Services	2,839,972		40,722,305			– 0	–	43,562,277
Energy	8,051,504		25,516,390			– 0	–	33,567,894
Information Technology	– 0	–	30,922,665			– 0	–	30,922,665
Health Care	1,918,081		27,214,426			– 0	–	29,132,507
Materials	1,791,509		20,382,006			– 0	–	22,173,515
Utilities	2,502,734		8,144,105			– 0	–	10,646,839
Consumer Staples	– 0	–	10,032,157			– 0	–	10,032,157
Rights	4,525		– 0	–		– 0	–	4,525
Short-Term Investments	4,357,386		– 0	–		– 0	–	4,357,386
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,116,682		– 0	–		– 0	–	8,116,682

Total Investments in Securities	54,543,960		386,146,706	+		– 0	–	440,690,666
Other Financial Instruments**:
Assets:
Futures	– 0	–	438,985			– 0	–	438,985	#
Forward Currency Exchange Contracts	– 0	–	1,728,677			– 0	–	1,728,677
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(1,688,274)			– 0	–	(1,688,274)

Total¥	$54,543,960		$386,626,094		$	– 0	–	$441,170,054

International Growth Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$20,575,887		$92,798,881		$	– 0	–	$113,374,768
Consumer Discretionary	20,549,291		92,312,906			– 0	–	112,862,197
Industrials	4,584,319		61,731,438			– 0	–	66,315,757
Health Care	– 0	–	33,270,255			– 0	–	33,270,255

268	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Information Technology	$13,612,335		$18,178,375		$	– 0	–	$31,790,710
Consumer Staples	8,636,261		22,398,531			– 0	–	31,034,792
Materials	1,750,202		22,458,846			– 0	–	24,209,048
Telecommunication Services	2,441,640		11,573,928			– 0	–	14,015,568
Short-Term Investments	638,741		– 0	–		– 0	–	638,741
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,373,426		– 0	–		– 0	–	6,373,426

Total Investments in Securities	79,162,102		354,723,160	+		– 0	–	433,885,262
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts	– 0	–	2,962,148			– 0	–	2,962,148
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(3,852,409)			– 0	–	(3,852,409)

Total(a)(b)	$79,162,102		$353,832,899		$	– 0	–	$432,995,001

Short Duration Bond Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Governments – Treasuries	$ – 0	–	$449,907,277		$	– 0	–	$449,907,277
Asset-Backed Securities	– 0	–	117,907,321			25,750,066	^	143,657,387
Corporates – Investment Grade	– 0	–	116,162,289			– 0	–	116,162,289
Commercial Mortgage-Backed Securities	– 0	–	114,743,583			– 0	–	114,743,583
Collateralized Mortgage Obligations	– 0	–	42,159,664			19,331,471		61,491,135
Inflation-Linked Securities	– 0	–	29,848,040			– 0	–	29,848,040
Mortgage Pass-Throughs	– 0	–	16,893,010			– 0	–	16,893,010
Covered Bonds	– 0	–	3,321,813			– 0	–	3,321,813

AB POOLING PORTFOLIOS •	269

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Short-Term Investments	$8,386,215		$ – 0	–	$	– 0	–	$8,386,215

Total Investments in Securities	8,386,215		890,942,997			45,081,537		944,410,749
Other Financial Instruments**:
Assets:
Futures	47,414		– 0	–		– 0	–	47,414	#
Forward Currency Exchange Contracts	– 0	–	47,108			– 0	–	47,108
Centrally Cleared Interest Rate Swaps	– 0	–	222,659			– 0	–	222,659	#
Liabilities:
Futures	(111,557)		– 0	–		– 0	–	(111,557	)#
Forward Currency Exchange Contracts	– 0	–	(38,110)			– 0	–	(38,110)

Total++	$8,322,072		$891,174,654			$45,081,537		$944,578,263

Global Core Bond Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Governments – Treasuries	$ – 0	–	$457,444,780		$	– 0	–	$457,444,780
Corporates – Investment Grade	– 0	–	209,081,646			– 0	–	209,081,646
Mortgage Pass-Throughs	– 0	–	62,831,909			– 0	–	62,831,909
Covered Bonds	– 0	–	42,445,961			– 0	–	42,445,961
Commercial Mortgage-Backed Securities	– 0	–	34,259,203			3,995,261		38,254,464
Inflation-Linked Securities	– 0	–	34,739,760			– 0	–	34,739,760
Governments – Sovereign Agencies	– 0	–	24,717,321			– 0	–	24,717,321
Agencies	– 0	–	21,829,034			– 0	–	21,829,034
Collateralized Mortgage Obligations	– 0	–	354,514			20,972,381		21,326,895
Quasi-Sovereigns	– 0	–	18,787,303			– 0	–	18,787,303
Corporates – Non-Investment Grade	– 0	–	6,042,591			– 0	–	6,042,591

270	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Emerging Markets – Corporate Bonds	$	– 0	–	$3,763,573		$	– 0	–	$3,763,573
Governments – Sovereign Bonds		– 0	–	3,296,897			– 0	–	3,296,897
Local Governments – Municipal Bonds		– 0	–	3,139,476			– 0	–	3,139,476
Supranationals		– 0	–	2,780,021			– 0	–	2,780,021
Asset-Backed Securities		– 0	–	– 0	–		314,735		314,735
Short-Term Investments:
Investment Companies		75,639,054		– 0	–		– 0	–	75,639,054
U.S. Treasury Bills		– 0	–	47,644,373			– 0	–	47,644,373

Total Investments in Securities		75,639,054		973,158,362			25,282,377		1,074,079,793
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts		– 0	–	4,625,399			– 0	–	4,625,399
Liabilities:
Futures		(394,546)		– 0	–		– 0	–	(394,546	)#
Forward Currency Exchange Contracts		– 0	–	(4,123,520)			– 0	–	(4,123,520)

Total++		$75,244,508		$973,660,241			$25,282,377		$1,074,187,126

Bond Inflation Protection Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$727,108,101		$	– 0	–	$727,108,101
Corporates – Investment Grade		– 0	–	122,206,157			– 0	–	122,206,157
Asset-Backed Securities		– 0	–	66,560,546			8,087,028		74,647,574
Commercial Mortgage-Backed Securities		– 0	–	55,015,035			11,410,152		66,425,187

AB POOLING PORTFOLIOS •	271

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Mortgage Pass-Throughs	$	– 0	–	$25,583,442		$	– 0	–	$25,583,442
Corporates – Non-Investment Grade		– 0	–	19,697,131			– 0	–	19,697,131
Collateralized Mortgage Obligations		– 0	–	1,983,624			8,507,473		10,491,097
Quasi-Sovereigns		– 0	–	7,055,377			– 0	–	7,055,377
Governments – Treasuries		– 0	–	3,375,435			– 0	–	3,375,435
Governments – Sovereign Agencies		– 0	–	2,754,620			– 0	–	2,754,620
Emerging Markets – Corporate Bonds		– 0	–	1,199,806			– 0	–	1,199,806
Common Stocks		– 0	–	– 0	–		1,106,873		1,106,873
Preferred Stocks		735,989		– 0	–		– 0	–	735,989
Short-Term Investments		14,441,762		– 0	–		– 0	–	14,441,762
Liabilities:
Mortgage Pass-Throughs		– 0	–	(25,503,695)			– 0	–	(25,503,695)

Total Investments in Securities		15,177,751		1,007,035,579			29,111,526		1,051,324,856
Other Financial Instruments**:
Assets:
Futures		232,877		– 0	–		– 0	–	232,877	#
Forward Currency Exchange Contracts		– 0	–	620,045			– 0	–	620,045
Centrally Cleared Interest Rate Swaps		– 0	–	2,030,219			– 0	–	2,030,219	#
Credit Default Swaps		– 0	–	203,295			– 0	–	203,295
Inflation (CPI) Swaps		– 0	–	162,926			– 0	–	162,926
Liabilities:
Futures		(441,388)		– 0	–		– 0	–	(441,388	)#
Forward Currency Exchange Contracts		– 0	–	(145,398)			– 0	–	(145,398)
Centrally Cleared Credit Default Swaps		– 0	–	(1,110,980)			– 0	–	(1,110,980	)#
Centrally Cleared Interest Rate Swaps		– 0	–	(2,866,264)			– 0	–	(2,866,264	)#
Inflation (CPI) Swaps		– 0	–	(837,842)			– 0	–	(837,842)

272	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3		Total
Interest Rate Swaps	$	– 0	–	$(1,593,138)		$ – 0	–	$(1,593,138)

Total++		$14,969,240		$1,003,498,442		$29,111,526		$1,047,579,208

High-Yield Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$256,701,375		$1,730,097	^	$258,431,472
Bank Loans		– 0	–	– 0	–	15,236,323		15,236,323
Corporates – Investment Grade		– 0	–	14,509,511		– 0	–	14,509,511
Emerging Markets – Corporate Bonds		– 0	–	10,335,907		– 0	–	10,335,907
Preferred Stocks		7,490,825		1,219,951		– 0	–	8,710,776
Common Stocks		5,199,190		865,694		315,131		6,380,015
Collateralized Mortgage Obligations		– 0	–	– 0	–	5,478,077		5,478,077
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	4,535,104		4,535,104
Governments – Treasuries		– 0	–	4,273,631		– 0	–	4,273,631
Asset-Backed Securities		– 0	–	– 0	–	2,439,231		2,439,231
Local Governments – Municipal Bonds		– 0	–	2,046,664		– 0	–	2,046,664
Emerging Markets – Sovereigns		– 0	–	794,029		– 0	–	794,029
Governments – Sovereign Agencies		– 0	–	711,396		– 0	–	711,396
Options Purchased – Calls		– 0	–	344,817		– 0	–	344,817
Options Purchased – Puts		– 0	–	224,178		– 0	–	224,178
Warrants		72,677		– 0	–	71,221		143,898

AB POOLING PORTFOLIOS •	273

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Short-Term Investments	$18,072,254		$	– 0	–	$	– 0	–	$18,072,254

Total Investments in Securities	30,834,946			292,027,153			29,805,184		352,667,283
Other Financial Instruments**:
Assets:
Futures	2,906			192,887			– 0	–	195,793 #
Forward Currency Exchange Contracts	– 0	–		345,597			– 0	–	345,597
Centrally Cleared Credit Default Swaps	– 0	–		92,198			– 0	–	92,198 #
Credit Default Swaps	– 0	–		1,317,801			– 0	–	1,317,801
Total Return Swaps	– 0	–		720,420			– 0	–	720,420
Liabilities:
Futures	(198,741)			– 0	–		– 0	–	(198,741)#
Forward Currency Exchange Contracts	– 0	–		(393,818)			– 0	–	(393,818)
Put Options Written	– 0	–		(27,880)			– 0	–	(27,880)
Credit Default Swaptions Written	– 0	–		(17,732)			– 0	–	(17,732)
Centrally Cleared Credit Default Swaps	– 0	–		(530,185)			– 0	–	(530,185)#
Credit Default Swaps	– 0	–		(717,155)			– 0	–	(717,155)
Total Return Swaps	– 0	–		(122,767)			– 0	–	(122,767)

Total##	$30,639,111			$292,886,519			$29,805,184		$353,330,814

Small-Mid Cap Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$305,453,722		$	– 0	–	$	– 0	–	$305,453,722
Short-Term Investments	8,786,172			– 0	–		– 0	–	8,786,172

274	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	$4,963,964		$	– 0	–	$	– 0	–	$4,963,964

Total Investments in Securities	319,203,858			– 0	–		– 0	–	319,203,858
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$319,203,858		$	– 0	–	$	– 0	–	$319,203,858

Small-Mid Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$315,458,921		$	– 0	–	$	– 0	–	$315,458,921
Short-Term Investments	2,644,035			– 0	–		– 0	–	2,644,035
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	17,423,189			– 0	–		– 0	–	17,423,189

Total Investments in Securities	335,526,145			– 0	–		– 0	–	335,526,145
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$335,526,145		$	– 0	–	$	– 0	–	$335,526,145

Multi-Asset Real Return Portfolio@
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Energy	$147,359,697			$87,256,594		$	– 0	–	$234,616,291
Materials	32,707,568			40,442,698			9		73,150,275
Equity: Other	18,513,467			47,032,595			– 0	–	65,546,062
Utilities	8,225,171			34,065,865			– 0	–	42,291,036
Retail	17,685,004			20,813,459			– 0	–	38,498,463
Residential	11,348,295			16,315,629			1,682,777	^	29,346,701
Transportation	4,974,798			17,618,645			– 0	–	22,593,443
Office	8,095,345			7,328,670			– 0	–	15,424,015
Industrials	4,625,010			4,219,947			– 0	–	8,844,957
Lodging	5,369,097			347,265			– 0	–	5,716,362
Food Beverage & Tobacco	4,721,545			– 0	–		– 0	–	4,721,545
Financial: Other	723,697			129,609			– 0	–	853,306
Mortgage	432,120			– 0	–		– 0	–	432,120
Inflation-Linked Securities	– 0	–		199,336,959			– 0	–	199,336,959

AB POOLING PORTFOLIOS •	275

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Investment Companies	$3,023,966		$ – 0	–	$	– 0	–	$3,023,966
Warrants	2,184		1,036,255			– 0	–	1,038,439
Rights	– 0	–	– 0	–		4,742		4,742
Short-Term Investments	155,903,588		– 0	–		– 0	–	155,903,588
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	24,412,826		– 0	–		– 0	–	24,412,826

Total Investments in Securities	448,123,378		475,944,190			1,687,528		925,755,096
Other Financial Instruments**:
Assets:
Futures	1,706,326		– 0	–		– 0	–	1,706,326 #
Forward Currency Exchange Contracts	– 0	–	8,124,027			– 0	–	8,124,027
Liabilities:
Futures	(14,582,000)		– 0	–		– 0	–	(14,582,000)#
Forward Currency Exchange Contracts	– 0	–	(1,433,463)			– 0	–	(1,433,463)
Interest Rate Swaps	– 0	–	(202,545)			– 0	–	(202,545)
Inflation (CPI) Swaps	– 0	–	(12,740,496)			– 0	–	(12,740,496)
Total Return Swaps	– 0	–	(1,411,448)			– 0	–	(1,411,448)

Total(c)+++	$435,247,704		$468,280,265			$1,687,528		$905,215,497

Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$91,212,287		$75,215,616		$	– 0	– ^	$166,427,903
Information Technology	125,633,830		16,641,382			– 0	–	142,275,212
Health Care	93,082,116		38,774,315			– 0	–	131,856,431
Consumer Discretionary	79,544,474		43,886,320			– 0	–	123,430,794
Industrials	70,184,345		45,264,115			– 0	–	115,448,460
Consumer Staples	61,794,973		39,485,044			– 0	–	101,280,017
Energy	51,278,500		19,114,234			– 0	–	70,392,734
Materials	20,893,546		26,844,984			– 0	–	47,738,530

276	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Equity: Other	$19,516,759		$27,749,814		$	– 0	–	$47,266,573
Telecommunication Services	15,516,711		16,604,193			– 0	–	32,120,904
Utilities	18,987,819		12,647,854			– 0	–	31,635,673
Retail	17,097,886		13,435,301			– 0	–	30,533,187
Residential	15,505,223		4,385,333			387,213		20,277,769
Office	8,526,897		4,517,595			– 0	–	13,044,492
Lodging	4,562,708		139,704			– 0	–	4,702,412
Investment Companies	116,505,090		– 0	–		– 0	–	116,505,090
Short-Term Investments:
Investment Companies	200,504,354		– 0	–		– 0	–	200,504,354
U.S. Treasury Bills	– 0	–	45,999,218			– 0	–	45,999,218
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	59,165,796		– 0	–		– 0	–	59,165,796

Total Investments in Securities	1,069,513,314		430,705,022			387,213		1,500,605,549
Other Financial Instruments**:
Assets:
Futures	3,560,542		8,308,932			– 0	–	11,869,474	#
Forward Currency Exchange Contracts	– 0	–	8,886,342			– 0	–	8,886,342
Total Return Swaps	– 0	–	2,871,106			– 0	–	2,871,106
Liabilities:
Futures	(3,325,160)		– 0	–		– 0	–	(3,325,160	)#
Forward Currency Exchange Contracts	– 0	–	(6,919,579)			– 0	–	(6,919,579)

Total¥	$1,069,748,696		$443,851,823			$387,213		$1,513,987,732

^	The Portfolio held securities with zero market value at period end.

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

@	Consolidated (see Note A).

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

AB POOLING PORTFOLIOS •	277

Notes to Financial Statements

++	There were no transfers between any levels during the reporting period.

¥	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

##	There were no transfers between Level 1 and Level 2 during the reporting period.

+++	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(a)	An amount of $19,686,489 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $13,152,006 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

(c)	An amount of $11,812,328 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Short Duration Bond Portfolio	Asset-Backed Securities^		Commercial Mortgage-Backed Securities			Collateralized Mortgage Obligations
Balance as of 8/31/14	$21,992,589			$1,525,280		$5,634,559
Accrued discounts/(premiums)	452			– 0	–	2,173
Realized gain (loss)	(153,295)			– 0	–	3,455
Change in unrealized appreciation/depreciation	10,528			12,955		126,079
Purchases	7,153,110			– 0	–	14,828,875
Sales/paydowns	(3,253,318)			(1,538,235)		(1,263,670)
Settlements	– 0	–		– 0	–	– 0	–
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 2/28/15	$25,750,066		$	– 0	–	$19,331,471

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$(32,746)		$	– 0	–	$126,079

278	• AB POOLING PORTFOLIOS

Notes to Financial Statements

	Cross Currency Swaps		Total
Balance as of 8/31/14	$30,180		$29,182,608
Accrued discounts/(premiums)	– 0	–	2,625
Realized gain (loss)	1,609		(148,231)
Change in unrealized appreciation/depreciation	(30,180)		119,382
Purchases	– 0	–	21,981,985
Sales/paydowns			(6,055,223)
Settlements	(1,609)		(1,609)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 2/28/15	$ – 0	–	$45,081,537

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$ – 0	–	$93,333

Global Core Bond Portfolio	Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations		Asset-Backed Securities
Balance as of 8/31/14	$4,102,183		$9,334,834		$328,900
Accrued discounts/(premiums)	(7,065)		256		(24)
Realized gain (loss)	(2,638)		11,048		(38)
Change in unrealized appreciation/depreciation	(77,703)		(16,937)		496
Purchases	– 0	–	14,980,354		– 0	–
Sales/paydowns	(19,516)		(3,337,174)		(14,599)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/28/15	$3,995,261		$20,972,381		$314,735

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$(77,703)		$(16,937)		$496

	Total
Balance as of 8/31/14	$13,765,917
Accrued discounts/(premiums)	(6,833)
Realized gain (loss)	8,372
Change in unrealized appreciation/depreciation	(94,144)
Purchases	14,980,354
Sales/paydowns	(3,371,289)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 2/28/15	$25,282,377

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$(94,144)

AB POOLING PORTFOLIOS •	279

Notes to Financial Statements

Bond Inflation Protection Portfolio	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/14	$6,855,167		$7,281,022		$7,226,396
Accrued discounts/(premiums)	37		(14,907)		370
Realized gain (loss)	948		(1,377)		19,282
Change in unrealized appreciation/depreciation	(7,860)		(152,542)		(107,386)
Purchases	4,370,831		4,343,522		2,461,000
Sales/paydowns	(3,132,095)		(45,566)		(1,092,189)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/28/15	$8,087,028		$11,410,152		$8,507,473

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$(6,114)		$(152,542)		$(53,623)

	Common Stocks		Total
Balance as of 8/31/14	$ – 0	–	$21,362,585
Accrued discounts/(premiums)	– 0	–	(14,500)
Realized gain (loss)	– 0	–	18,853
Change in unrealized appreciation/depreciation	6,873		(260,915)
Purchases	1,100,000		12,275,353
Sales/paydowns	– 0	–	(4,269,850)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 2/28/15	$1,106,873		$29,111,526

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$6,873		$(205,406)

280	• AB POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio	Corporates - Non-Investment Grade^		Bank Loans		Corporates - Investment Grade
Balance as of 8/31/14	$3,112,321		$16,979,969			$240,755
Accrued discounts/(premiums)	11,985		(17,001)			– 0	–
Realized gain (loss)	14,367		(3,358)			– 0	–
Change in unrealized appreciation/depreciation	(525,835)		(400,622)			– 0	–
Purchases	2,826		986,593			– 0	–
Sales/paydowns	(1,126,322)		(2,309,258)			– 0	–
Transfers in to Level 3	240,755	**	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		(240,755	)**

Balance as of 2/28/15	$1,730,097		$15,236,323		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$(494,515)		$(380,573)		$	– 0	–

	Common Stocks		Collateralized Mortgage Obligations		Commercial Mortgage-Backed Securities
Balance as of 8/31/14	$564,622		$6,125,644			$4,557,567
Accrued discounts/(premiums)	– 0	–	22,539			3,313
Realized gain (loss)	– 0	–	40,968			– 0	–
Change in unrealized appreciation/depreciation	(40,504)		(153,391)			(25,776)
Purchases	111,280		435,000			– 0	–
Sales/paydowns	– 0	–	(992,683)			– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	(320,267)		– 0	–		– 0	–

Balance as of 2/28/15	$315,131		$5,478,077			$4,535,104

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$(40,504)		$(127,939)			$(25,776)

AB POOLING PORTFOLIOS •	281

Notes to Financial Statements

	Asset-Backed Securities		Warrants^		Total
Balance as of 8/31/14	$2,674,264		$ – 0	–	$34,255,142
Accrued discounts/(premiums)	20,905		– 0	–	41,741
Realized gain (loss)	98,617		– 0	–	150,594
Change in unrealized appreciation/depreciation	(148,285)		(11,533)		(1,305,946)
Purchases	– 0	–	82,754		1,618,453
Sales/paydowns	(206,270)		– 0	–	(4,634,533)
Transfers in to Level 3	– 0	–	– 0	–	240,755
Transfers out of Level 3	– 0	–	– 0	–	(561,022)

Balance as of 2/28/15	$2,439,231		$71,221		$29,805,184	+

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$(148,285)		$(11,533)		$(1,229,125)

Multi-Asset Real Return Portfolio@	Common Stocks - Materials		Common Stocks - Residential^		Total
Balance as of 8/31/14	$9		$1,077		$1,086
Accrued discounts/(premiums)	– 0	–	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	– 0	–	499,420		499,420
Purchases	– 0	–	1,187,022		1,187,022
Sales	– 0	–	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/28/15	$9		$1,687,519		$1,687,528

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$ – 0	–	$499,420		$499,420

282	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio	Common Stocks - Financials^			Common Stocks - Residential			Rights
Balance as of 8/31/14	$	– 0	–	$	– 0	–		$15,992
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–		13,038
Change in unrealized appreciation/depreciation		– 0	–		162,707			(15,992)
Purchases		– 0	–		224,506			– 0	–
Sales		– 0	–		– 0	–		(13,038)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 2/28/15	$	– 0	–		$387,213		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*	$	– 0	–		$162,707		$	– 0	–

	Total
Balance as of 8/31/14		$15,992
Accrued discounts/(premiums)		– 0	–
Realized gain (loss)		13,038
Change in unrealized appreciation/depreciation		146,715
Purchases		224,506
Sales		(13,038)
Transfers in to Level 3		– 0	–
Transfers out of Level 3		– 0	–

Balance as of 2/28/15		$387,213

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/15*		$162,707

^	The Portfolio held securities with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The Security Type has been changed during the reporting period.

@	Consolidated (see Note A).

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at February 28, 2015. Securities priced by third party vendors or at cost, which approximate fair value, are excluded from the following table.

Short Duration Bond Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 2/28/15			Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$0.00/N/A

AB POOLING PORTFOLIOS •	283

Notes to Financial Statements

High-Yield Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 2/28/15	Valuation Technique	Unobservable Input	Range/ Weighted Average
Common Stocks	$152,662	Projected Cashflow	Estimated Remaining Payment	$ 2.50/N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

284	• AB POOLING PORTFOLIOS

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

AB POOLING PORTFOLIOS •	285

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Expenses of the Trust are charged proportionately to each Portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total portfolio operating expenses to .15% of average daily net assets for the Volatility Management Portfolio. This agreement will remain in effect until December 31, 2015 and then may be extended by the Adviser for additional one-year terms. For the six months ended February 28, 2015, there was no such reimbursement.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Adviser reimbursed the Multi-Asset Portfolio $394 and $29,301 for trading losses incurred due to a trade entry error for the six months ended February 28, 2015 and year ended August 31, 2014, respectively.

286	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended February 28, 2015 is as follows:

Portfolio	Market Value August 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2015 (000)	Dividend Income (000)
U.S. Value	$6,434	$87,776	$88,099	$6,111	$2
U.S. Large Cap Growth	31,588	124,627	131,120	25,095	13
International Value	3,754	62,128	61,525	4,357	1
International Growth	2,185	51,416	52,962	639	1
Short Duration Bond	23,536	141,849	156,999	8,386	14
Global Core Bond	23,063	320,609	268,033	75,639	13
Bond Inflation Protection	11,351	500,694	497,603	14,442	6
High-Yield	1,498	65,377	48,803	18,072	3
Small-Mid Cap Value	5,983	39,651	36,848	8,786	2
Small-Mid Cap Growth	1,773	35,222	34,351	2,644	2
Multi-Asset Real Return	122,853	421,565	388,514	155,904	50
Volatility Management	237,629	127,865	164,990	200,504	90

AB POOLING PORTFOLIOS •	287

Notes to Financial Statements

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 28, 2015 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$184,018	$	– 0	–	$	– 0	–
U.S. Large Cap Growth	131,804		– 0	–		– 0	–
International Value	364,636		– 0	–		– 0	–
International Growth	213,707		– 0	–		– 0	–
Short Duration Bond	12,662		– 0	–		– 0	–
Global Core Bond	6,613		– 0	–		– 0	–
Bond Inflation Protection	9,574		– 0	–		– 0	–
High-Yield	138,864		– 0	–		– 0	–
Small-Mid Cap Value	127,899		– 0	–		– 0	–
Small-Mid Cap Growth	119,648		26			– 0	–
Multi-Asset Real Return	279,398		– 0	–		– 0	–
Volatility Management	52,717		– 0	–		– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 28, 2015, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$118,332,841	$155,090,912
U.S. Large Cap Growth	150,411,450	219,897,162
International Value	156,649,461	160,929,436
International Growth	118,443,320	118,558,215
Short Duration Bond	103,688,737	55,976,230
Global Core Bond	244,628,205	263,832,480
Bond Inflation Protection	84,688,388	52,614,011
High-Yield	63,735,333	72,521,287
Small-Mid Cap Value	60,975,469	79,543,537
Small-Mid Cap Growth	81,996,750	105,713,912
Multi-Asset Real Return	204,953,103	143,842,183
Volatility Management	63,429,644	128,417,978

Purchases and sales of U.S. government securities for the six months ended February 28, 2015, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Short Duration Bond		139,640,776			92,483,756
Global Core Bond		313,837,437			295,013,892
Bond Inflation Protection		155,367,132			134,282,993
High-Yield		– 0	–		– 0	–
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Multi-Asset Real Return		113,387,139			13,737,188
Volatility Management		– 0	–		– 0	–

288	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
U.S. Value	$119,724,551	$(7,310,102)	$112,414,449
U.S. Large Cap Growth	142,818,224	(2,599,155)	140,219,069
International Value	50,640,135	(19,610,543)	31,029,592
International Growth	75,070,930	(18,828,605)	56,242,325
Short Duration Bond	2,149,321	(2,876,029)	(726,708)
Global Core Bond	32,684,549	(37,691,344)	(5,006,795)
Bond Inflation Protection	19,621,090	(7,700,452)	11,920,638
High-Yield	16,405,751	(13,788,410)	2,617,341
Small-Mid Cap Value	71,357,185	(11,485,965)	59,871,220
Small-Mid Cap Growth	98,155,766	(2,611,040)	95,544,726
Multi-Asset Real Return	27,174,350	(48,552,289)	(21,377,939)
Volatility Management	296,425,946	(27,165,252)	269,260,694

1. Derivative Financial Instruments

Certain Portfolios may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Certain Portfolios may buy or sell futures for investment purposes or for the purpose of hedging their Portfolios against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

AB POOLING PORTFOLIOS •	289

Notes to Financial Statements

Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2015, the Short Duration Bond Portfolio, Bond Inflation Protection Portfolio, High Yield Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held futures for hedging and non-hedging purposes; the Global Core Bond Portfolio held futures for hedging purposes; the International Value Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 28, 2015, the International Value Portfolio, International Growth Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset

290	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Real Return Portfolio and Volatility Management Portfolio held forward currency exchange contracts for hedging and non-hedging purposes; the Short Duration Bond Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for

AB POOLING PORTFOLIOS •	291

Notes to Financial Statements

paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended February 28, 2015, the High-Yield Portfolio held purchased options and written options for hedging and non-hedging purposes; the Multi-Asset Real Return Portfolio held purchases options for hedging purposes.

For the six months ended February 28, 2015, the High-Yield Portfolio had the following transactions in written options:

High-Yield Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/14	796		$72,775
Options written	10,142		849,939
Options expired	(4,762)		(522,194)
Options bought back	(4,782)		(303,025)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 2/28/15	1,394		$97,495

	Notional Amount		Premiums Received
Swaptions written outstanding as of 8/31/14	55,807,000		$173,869
Swaptions written	138,366,760		400,175
Swaptions expired	(110,916,760)		(238,139)
Swaptions bought back	(37,617,000)		(139,653)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 2/28/15	45,640,000		$196,252

•	Swaps

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

292	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to

AB POOLING PORTFOLIOS •	293

Notes to Financial Statements

provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 28, 2015, the Short Duration Bond Portfolio, Bond Inflation Protection Portfolio, High Yield Portfolio and Multi-Asset Real Return Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended February 28, 2015, the Bond Inflation Protection Portfolio and Multi-Asset Real Return Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or for non-hedging purposes as a means of making

294	• AB POOLING PORTFOLIOS

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direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the six months ended February 28, 2015, the Short Duration Bond Portfolio held currency swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of February 28, 2015, the High-Yield Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $9,199,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced

AB POOLING PORTFOLIOS •	295

Notes to Financial Statements

obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended February 28, 2015, the Bond Inflation Protection Portfolio and High-Yield Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended February 28, 2015, the Multi-Asset Real Return Portfolio and Volatility Management Portfolio held total return swaps for hedging and non-hedging purposes; the High-Yield Portfolio held total return swaps for non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

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Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At February 28, 2015, the Portfolios had entered into the following derivatives:

International Value Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$438,985	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,728,677		Unrealized depreciation on forward currency exchange contracts	$1,688,274

Total		$2,167,662			$1,688,274

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB POOLING PORTFOLIOS •	297

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(210,278)	$529,288

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,892,587	(556,746)

Total		$2,682,309	$(27,458)

International Growth Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$2,962,148	Unrealized depreciation on forward currency exchange contracts	$3,852,409

Total		$2,962,148		$3,852,409

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,106,862	$(546,392)

Total		$1,106,862	$(546,392)

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Notes to Financial Statements

Short Duration Bond Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$270,073	*	Receivable/Payable for variation margin on exchange-traded derivatives	$111,557	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	47,108		Unrealized depreciation on forward currency exchange contracts	38,110

Total		$317,181			$149,667

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$394,713	$(103,890)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(87,104)	188,989

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	36,210	84,915

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,196	(30,180)

Total		$348,015	$139,834

AB POOLING PORTFOLIOS •	299

Notes to Financial Statements

Global Core Bond Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$394,546	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$4,625,399	Unrealized depreciation on forward currency exchange contracts	4,123,520

Total		$4,625,399		$4,518,066

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,443,193)	$131,127

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	5,391,229	(2,493,838)

Total		$1,948,036	$(2,362,711)

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Notes to Financial Statements

Bond Inflation Protection Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,263,096	*	Receivable/Payable for variation margin on exchange-traded derivatives	$3,307,652	*

Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	1,110,980	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	620,045		Unrealized depreciation on forward currency exchange contracts	145,398

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,593,138

Interest rate contracts	Unrealized appreciation on inflation swaps	162,926		Unrealized depreciation on inflation swaps	837,842

Credit contracts	Unrealized appreciation on credit default swaps	203,295

Total		$3,249,361			$6,995,008

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,531,080)	$202,031

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$736,423	$338,115

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(65,922)	(2,497,597)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(265,221)	(14,753)

Total		$(2,125,800)	$(1,972,204)

High-Yield Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,906	*	Receivable/Payable for variation margin on exchange-traded derivatives	$30,914	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	92,198	*	Receivable/Payable for variation margin on exchange-traded derivatives	530,185	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	192,887	*	Receivable/Payable for variation margin on exchange-traded derivatives	167,827	*

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High-Yield Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$345,597	Unrealized depreciation on forward currency exchange contracts	$393,818

Credit contracts	Investments in securities, at value	37,023

Equity contracts	Investments in securities, at value	531,972

Credit contracts			Swaptions written, at value	17,732

Equity contracts			Options written, at value	27,880

Credit contracts	Unrealized appreciation on credit default swaps	1,317,801	Unrealized depreciation on credit default swaps	717,155

Equity contracts	Unrealized appreciation on total return swaps	720,420	Unrealized depreciation on total return swaps	122,767

Total		$3,240,804		$2,008,278

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(215,953)	$4,158

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(231,685)	$107,767
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	376,577	(189,782)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(13,025)	43,983

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(567,625)	(189,303)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(454,637)	(221,578)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	$375,930	$18,933
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	223,132	106,385

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(83,243)	745,506

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(218,594)	516,178

Total		$(809,123)	$942,247

Multi-Asset Real Return Portfolio**
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$1,447,497	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,706,326	*	Receivable/Payable for variation margin on exchange-traded derivatives	13,134,503	*

AB POOLING PORTFOLIOS •	305

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$8,124,027	Unrealized depreciation on forward currency exchange contracts	$1,433,463

Interest rate contracts			Unrealized depreciation on interest rate swaps	202,545

Interest rate contracts			Unrealized depreciation on inflation swaps	12,740,496

Equity contracts			Unrealized depreciation on total return swaps	1,411,448

Total		$9,830,353		$30,369,952

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

**	Consolidated (see Note A).

The effect of derivative instruments on the consolidated statement of operations for the six months ended February 28, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,753,378)	$860,173

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,233,147)	(10,911,243)

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Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$9,078,062	$5,114,589

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,186,764)	1,132,854

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(678,155)	(12,475,300)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(49,272,853)	(2,907,379)

Total		$(50,046,235)	$(19,186,306)

Volatility Management Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$11,869,474	*	Receivable/Payable for variation margin on exchange-traded derivatives	$3,325,160	*

AB POOLING PORTFOLIOS •	307

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$8,886,342	Unrealized depreciation on forward currency exchange contracts	$6,919,579

Equity contracts	Unrealized appreciation on total return swaps	2,871,106

Total		$23,626,922		$10,244,739

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,062,729	$6,286,168

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,588,037	1,822,276

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	9,699,263	(1,735,960)

Total		$13,350,029	$6,372,484

308	• AB POOLING PORTFOLIOS

Notes to Financial Statements

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended February 28, 2015:

International Value Portfolio
Futures:
Average original value of buy contracts	$2,514,338

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$127,260,181
Average principal amount of sale contracts	$151,102,010

International Growth Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$89,465,982
Average principal amount of sale contracts	$113,112,059

Short Duration Bond Portfolio
Futures:
Average original value of buy contracts	$287,394,782
Average original value of sale contracts	$58,680,039

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,912,772
Average principal amount of sale contracts	$6,394,264

Centrally Cleared Interest Rate Swaps:
Average notional amount	$8,758,832	(a)

Cross Currency Swaps:
Average notional amount	$2,837,640	(a)

(a) Positions were open for five months during the period.

Global Core Bond Portfolio
Futures:
Average original value of sale contracts	$118,304,923

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$22,460,172
Average principal amount of sale contracts	$519,150,791

Bond Inflation Protection Portfolio
Futures:
Average original value of buy contracts	$9,009,188
Average original value of sale contracts	$187,000,210

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$12,215,144
Average principal amount of sale contracts	$48,124,640

Interest Rate Swaps:
Average notional amount	$25,100,000

Inflation Swaps:
Average notional amount	$46,114,286

Centrally Cleared Interest Rate Swaps:
Average notional amount	$137,431,209

AB POOLING PORTFOLIOS •	309

Notes to Financial Statements

Credit Default Swaps:
Average notional amount of sale contracts	$5,822,080

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$45,385,571

High-Yield Portfolio
Futures:
Average original value of buy contracts	$2,563,432
Average original value of sale contracts	$11,175,694

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,172,706
Average principal amount of sale contracts	$43,890,997

Purchased Options:
Average monthly cost	$1,004,257

Credit Default Swaps:
Average notional amount of buy contracts	$43,507,022
Average notional amount of sale contracts	$24,927,259

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$22,477,315
Average notional amount of sale contracts	$10,411,977

Total Return Swaps:
Average notional amount	$11,402,929

Multi-Asset Real Return Portfolio*
Futures:
Average original value of buy contracts	$116,962,448
Average original value of sale contracts	$95,373,272

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$64,430,967
Average principal amount of sale contracts	$142,453,628

Purchased Options:
Average monthly cost	$1,186,764	(a)

Interest Rate Swaps:
Average notional amount	$6,040,000

Inflation Swaps:
Average notional amount	$378,219,000

Total Return Swaps:
Average notional amount	$283,756,922

* Consolidated (see Note A).
(a) Positions were open for five months during the period.

Volatility Management Portfolio
Futures:
Average original value of buy contracts	$129,064,029
Average original value of sale contracts	$170,824,855	(a)

310	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$114,002,277
Average principal amount of sale contracts	$150,761,596

Total Return Swaps:
Average notional amount	$175,653,080
(a) Positions were open for two months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of February 28, 2015:

International Value Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$13,009	$	– 0	–	$	– 0	–	$	– 0	–	$13,009

Total	$13,009	$	– 0	–	$	– 0	–		$–0	–	$13,009

OTC Derivatives:
Barclays Bank PLC	$37,154	$	– 0	–	$	– 0	–	$	– 0	–	$37,154
BNP Paribas SA	108,189		(108,189)			– 0	–		– 0	–	– 0	–
Citibank	406,166		(20,238)			– 0	–		– 0	–	385,928
Goldman Sachs Bank USA	162,249		(7,010)			–0	–		– 0	–	155,239
Royal Bank of Scotland PLC	92,970		(92,970)			–0	–		– 0	–	– 0	–
Standard Chartered Bank	1,233		– 0	–		–0	–		– 0	–	1,233
State Street Bank & Trust Co.	12,529		– 0	–		– 0	–		– 0	–	12,529
UBS AG	908,187		(98,891)			– 0	–		– 0	–	809,296

Total	$1,728,677		$(327,298)		$	– 0	–	$	– 0	–	$1,401,379	^

AB POOLING PORTFOLIOS •	311

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$238,719	$(108,189)		$	– 0	–	$	– 0	–	$130,530
Citibank	20,238	(20,238)			– 0	–		– 0	–	– 0	–
Credit Suisse International	428,364	– 0	–		– 0	–		– 0	–	428,364
Deutsche Bank AG	287,768	– 0	–		– 0	–		– 0	–	287,768
Goldman Sachs Bank USA	7,010	(7,010)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	607,284	(92,970)			– 0	–		– 0	–	514,314
UBS AG	98,891	(98,891)			– 0	–		– 0	–	– 0	–

Total	$1,688,274	$(327,298)		$	– 0	–	$	– 0	–	$1,360,976	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 28, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

International Growth Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$245,028	$(147,324)	$	– 0	–	$	– 0	–	$97,704
Deutsche Bank AG	241,635	(80,122)		– 0	–		– 0	–	161,513
Goldman Sachs Bank USA	179,525	(61,368)		– 0	–		– 0	–	118,157
JPMorgan Chase Bank	338,245	(53,299)		– 0	–		– 0	–	284,946
Morgan Stanley & Co., Inc.	349,601	(257,731)		– 0	–		– 0	–	91,870
Standard Chartered Bank	10,430	(10,430)		– 0	–		– 0	–	– 0 –
State Street Bank & Trust Co.	1,145,074	(1,145,074)		– 0	–		– 0	–	– 0 –
UBS AG	452,610	(244,445)		– 0	–		– 0	–	208,165

Total	$2,962,148	$(1,999,793)	$	– 0	–	$	– 0	–	$962,355	^

312	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$147,324	$(147,324)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank	111,367	– 0	–		– 0	–		– 0	–		111,367
Credit Suisse International	6,839	– 0	–		– 0	–		– 0	–		6,839
Deutsche Bank AG	80,122	(80,122)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	61,368	(61,368)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank	53,299	(53,299)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	257,731	(257,731)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	347,276	(10,430)			– 0	–		– 0	–		336,846
State Street Bank & Trust Co.	2,542,638	(1,145,074)			– 0	–		– 0	–		1,397,564
UBS AG	244,445	(244,445)			– 0	–		– 0	–		– 0	–

Total	$3,852,409	$(1,999,793)		$	– 0	–	$	– 0	–		$1,852,616	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Short Duration Bond Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$84,610	$	– 0	–	$	– 0	–	$	– 0	–	$84,610

Total	$84,610	$	– 0	–	$	– 0	–	$	– 0	–	$84,610

OTC Derivatives:
State Street Bank & Trust Co.	$47,108		$(32,522)		$	– 0	–	$	– 0	–	$14,586

Total	$47,108		$(32,522)		$	– 0	–	$	– 0	–	$14,586	^

AB POOLING PORTFOLIOS •	313

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Goldman Sachs Bank USA	$5,588	$	– 0	–	$	– 0	–	$	– 0	–	$5,588
State Street Bank & Trust Co.	32,522		(32,522)			– 0	–		– 0	–	– 0	–

Total	$38,110		$(32,522)		$	– 0	–	$	– 0	–	$5,588	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 28, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Global Core Bond Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$192,162	$(37,213)		$	– 0	–	$	– 0	–	$154,949
Citibank	1,946,764	(96,618)			– 0	–		– 0	–	1,850,146
Credit Suisse International	817,563	– 0	–		– 0	–		– 0	–	817,563
Deutsche Bank AG	492,902	(103,377)			– 0	–		– 0	–	389,525
Goldman Sachs Bank USA	61,721	(61,721)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank	23,753	(2,065)						– 0	–	21,688
Northern Trust Company	68,170	– 0	–		– 0	–		– 0	–	68,170
Royal Bank of Scotland PLC	521,095	(95,673)			– 0	–		– 0	–	425,422
State Street Bank & Trust Co.	470,720	(227,599)			– 0	–		– 0	–	243,121
UBS AG	30,549	– 0	–		– 0	–		– 0	–	30,549

Total	$4,625,399	$(624,266)		$	– 0	–	$	– 0	–	$4,001,133	^

314	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$101,628	$	– 0	–		$(101,628)		$	– 0	–	$	– 0	–

Total	$101,628	$	– 0	–		$(101,628)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$146,726	$	– 0	–	$	– 0	–	$	– 0	–		$146,726
BNP Paribas SA	37,213		(37,213)			– 0	–		– 0	–		– 0	–
Citibank	96,618		(96,618)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	103,377		(103,377)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	3,411,094		(61,721)			– 0	–		– 0	–		3,349,373
HSBC Bank USA	3,155		– 0	–		– 0	–		– 0	–		3,155
JPMorgan Chase Bank	2,065		(2,065)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	95,673		(95,673)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	227,599		(227,599)			– 0	–		– 0	–		– 0	–

Total	$4,123,520		$(624,266)		$	– 0	–	$	– 0	–		$3,499,254	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 28, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Bond Inflation Protection Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$51,688		$(51,688)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$51,688		$(51,688)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA:	$124,728	$	– 0	–	$	– 0	–	$	– 0	–		$124,728
Barclays Bank PLC	162,926		(127,856)			– 0	–		– 0	–		35,070
BNP Paribas SA	131,228		– 0	–		– 0	–		– 0	–		131,228
Credit Suisse International:	65,024		– 0	–		– 0	–		– 0	–		65,024
Deutche Bank AG	387,737		(81,322)			– 0	–		– 0	–		306,415
Royal Bank of Scotland PLC	101,080		(424)			– 0	–		– 0	–		100,656

Total	$972,723		$(209,602)		$	– 0	–	$	– 0	–		$763,121	^

AB POOLING PORTFOLIOS •	315

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$5,842	$	– 0	–		$(5,842)		$	– 0	–	$	– 0	–
Morgan Stanley & Co.,**	148,430		(51,688)			(96,742)			– 0	–		– 0	–

Total	$154,272		$(51,688)			$(102,584)		$	– 0	–		– 0	–

OTC Derivatives:
Barclays Bank PLC	$127,856		$(127,856)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank	609,565		– 0	–		– 0	–		(482,412)			127,153
Deutche Bank AG	81,322		(81,322)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank	811,672		– 0	–		– 0	–		(539,739)			271,933
Morgan Stanley Capital Services LLC	945,539		– 0	–		– 0	–		(945,539)			– 0	–
Royal Bank of Scotland PLC	424		(424)			– 0	–		– 0	–		– 0	–

Total	$2,576,378		$(209,602)		$	– 0	–		$(1,967,690)			$399,086	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 28, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

High-Yield Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$8,891	$	– 0	–	$	– 0	–	$	– 0	–	$8,891
Morgan Stanley & Co., LLC**	251,625		(31,236)			– 0	–		– 0	–	220,389

Total	$260,516		$(31,236)		$	– 0	–	$	– 0	–	$229,280

316	• AB POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$435,150	$(228,647)	$(206,503)	$	– 0	–	$	– 0	–
Citibank	1,455,235	(166,387)	– 0	–	(1,288,848)	– 0	–
Credit Suisse International	37,230	(37,230)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG London	37,023	– 0	–	– 0	–	– 0	–	37,023
Deutsche Bank AG	329,123	(45,728)	– 0	–	– 0	–	283,395
Goldman Sachs Bank USA	544,047	(544,047)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank	617,910	– 0	–	(530,000)	– 0	–	87,910
Morgan Stanley Capital Services LLC	146,266	(146,266)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	50,745	(30,262)	– 0	–	– 0	–	20,483
State Street Bank & Trust Co.	3,844	(3,844)	– 0	–	– 0	–	– 0	–

Total	$3,656,573	$(1,202,411)	$(736,503)	$(1,288,848)	$428,811	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$31,236	$(31,236)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$31,236	$(31,236)	$	– 0	–	$	– 0	–	$	– 0	–

AB POOLING PORTFOLIOS •	317

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$174,399	$	– 0	–	$	– 0	–	$(166,078)		$8,321
Barclays Bank PLC	228,647		(228,647)			– 0	–	– 0	–	– 0	–
Citibank	166,387		(166,387)			– 0	–	– 0	–	– 0	–
Credit Suisse International	37,840		(37,230)			– 0	–	– 0	–	610
Deutsche Bank AG	45,728		(45,728)			– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	631,285		(544,047)			– 0	–	– 0	–	87,238
Morgan Stanley Capital Services LLC	388,541		(146,266)			– 0	–	(242,275)		– 0	–
Royal Bank of Scotland PLC	30,262		(30,262)			– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	52,134		(3,844)			– 0	–	– 0	–	48,290
UBS AG	44,540		– 0	–		– 0	–	– 0	–	44,540

Total	$1,799,763		$(1,202,411)		$	– 0	–	$(408,353)		$188,999	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 28, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Multi-Asset Real Return Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$123,185	$	– 0	–	$	– 0	–	$	– 0	–	$123,185

Total	$123,185	$	– 0	–	$	– 0	–	$	– 0	–	$123,185

318	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$65,247	$(65,247)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	192,346	(192,346)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	298,150	(76,201)	– 0	–	– 0	–	221,949
Credit Suisse International	4,379,664	– 0	–	– 0	–	– 0	–	4,379,664
Deutsche Bank AG	1,156,699	(856,377)	– 0	–	– 0	–	300,322
Goldman Sachs Bank USA	666,327	(11,294)	– 0	–	– 0	–	655,033
Royal Bank of Scotland PLC	1,103,918	(71,768)	– 0	–	– 0	–	1,032,150
Standard Chartered Bank	6,516	(6,516)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	105,410	(53,493)	– 0	–	– 0	–	51,917
UBS AG	130,653	(130,653)	– 0	–	– 0	–	– 0	–

Total	$8,104,930	$(1,463,895)	$	– 0	–	$	– 0	–	$6,641,035	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$202,545	$(65,247)	$	– 0	–	$(137,298)	$	– 0	–
Barclays Bank PLC	2,997,383	(192,346)	– 0	–	(2,805,037)	– 0	–
BNP Paribas SA	76,201	(76,201)	– 0	–	– 0	–	– 0	–
Citibank, NA	93,134	– 0	–	– 0	–	– 0	–	93,134
Deutsche Bank AG	856,377	(856,377)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	11,294	(11,294)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	9,649,979	– 0	–	– 0	–	(9,649,979)	– 0	–
Royal Bank of Scotland PLC	71,768	(71,768)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	119,473	(6,516)	– 0	–	– 0	–	112,957
State Street Bank & Trust Co.	53,493	(53,493)	– 0	–	– 0	–	– 0	–
UBS AG	244,857	(130,653)	– 0	–	– 0	–	114,204

Total	$14,376,504	$(1,463,895)	$	– 0	–	$(12,592,314)	$320,295	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

AB POOLING PORTFOLIOS •	319

Notes to Financial Statements

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 28, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd.
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$1,706,326	$	– 0	–	$	– 0	–	$	– 0	–	$1,706,326

Total	$1,706,326	$	– 0	–	$	– 0	–	$	– 0	–	$1,706,326

OTC Derivatives:
State Street Bank & Trust Co.	$19,097	$	– 0	–	$	– 0	–	$	– 0	–	$19,097

Total	$19,097	$	– 0	–	$	– 0	–	$	– 0	–	$19,097	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Goldman Sachs International	$264,788	$	– 0	–	$	– 0	–	$	– 0	–	$264,788
JPMorgan Chase Bank	1,146,660		– 0	–		– 0	–		– 0	–	1,146,660

Total	$1,411,448	$	– 0	–	$	– 0	–	$	– 0	–	$1,411,448	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 28, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Volatility Management Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America	$224,263	$	– 0	–	$	– 0	–	$(200,263)		$24,000
Barclays Bank PLC	3,416		– 0	–		– 0	–	– 0	–	3,416
Citibank	2,396,219		– 0	–		(2,396,219)		– 0	–	– 0	–
Credit Suisse International	6,803,773		– 0	–		– 0	–	– 0	–	6,803,773

320	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Deutsche Bank AG	$276,777		$(276,777)		$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs Bank USA	512,639		(512,639)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank	10,309		– 0	–		– 0	–		– 0	–		10,309
Morgan Stanley & Co., Inc.	655,312		– 0	–		– 0	–		– 0	–		655,312
Royal Bank of Scotland PLC	271,809		– 0	–		– 0	–		– 0	–		271,809
State Street Bank & Trust Co.	180,105		(23,394)			– 0	–		– 0	–		156,711
UBS AG	422,826		(422,826)			– 0	–		– 0	–		– 0	–

Total	$11,757,408		$(1,235,636)			$(2,396,219)			$(200,263)			$7,925,330	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$28,536,010	$	– 0	–		$(536,010)			$(28,000,000)		$	– 0	–

Total	$28,536,010	$	– 0	–		$(536,010)			$(28,000,000)		$	– 0	–

OTC Derivatives:
BNP Paribas SA	$292,148	$	– 0	–	$	– 0	–	$	– 0	–		$292,148
Brown Brothers Harriman & Co.	19,595		– 0	–		– 0	–		– 0	–		19,595
Deutsche Bank AG	3,646,736		(276,777)			– 0	–		– 0	–		3,369,959
Goldman Sachs Bank USA	2,373,134		(512,639)			– 0	–		– 0	–		1,860,495
State Street Bank & Trust Co.	23,394		(23,394)			– 0	–		– 0	–		– 0	–
UBS AG	564,572		(422,826)			– 0	–		– 0	–		141,746

Total	$6,919,579		$(1,235,636)		$	– 0	–	$	– 0	–		$5,683,943	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

AB POOLING PORTFOLIOS •	321

Notes to Financial Statements

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at February 28, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended February 28, 2015, the Global Core Bond Portfolio earned drop income of $718,781, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one

322	• AB POOLING PORTFOLIOS

Notes to Financial Statements

single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended February 28, 2015, the average amount of reverse repurchase agreements outstanding for Bond Inflation Protection Portfolio and High-Yield Portfolio were $340,353,331 and $11,194,307, respectively, and the daily weighted average interest rate were 0.14% and (0.64)%, respectively. At February 28, 2015, the Bond Inflation Protection Portfolio and High-Yield Portfolio had reverse repurchase agreements outstanding in the amount of $301,802,601 and $8,357,480, respectively, as reported on the statements of assets and liabilities.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolios as of February 28, 2015:

Bond Inflation Protection Portfolio
Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged† *	Net Amount of RVP Liabilities
Bank of America	$2,766,023	$(2,766,023)	$	– 0	–
Barclays Capital, Inc.	75,014,364	(73,152,737)		1,861,627
HSBC	116,280,682	(116,280,682)		– 0	–
ING	1,180,158	(1,180,158)		– 0	–
JPMorgan Chase	106,561,374	(106,561,374)		– 0	–

Total	$301,802,601	$(299,940,974)		$1,861,627

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

High-Yield Portfolio
Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged† *	Net Amount of RVP Liabilities
Barclays Bank	$3,627,030	$(3,036,103)	$590,927
Credit Suisse Securities (USA) LLC	2,551,834	(2,503,646)	48,188
ING	524,875	(524,875)	– 0	–
RBC Capital Markets	1,653,741	(1,653,741)	– 0	–

Total	$8,357,480	$(7,718,365)	$639,115

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

AB POOLING PORTFOLIOS •	323

Notes to Financial Statements

5. Loan Participations and Assignments

Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of February 28, 2015, the High-Yield Portfolio had the following bridge loan commitments outstanding:

Borrower	Unfunded Loan Commitments
PetSmart, Inc. LIBOR 02/03/16	$520,000
Rite Aid Corporation LIBOR, 02/23/16	795,455

During the six months ended February 28, 2015, the High-Yield Portfolio received commitment fees or additional funding fees during the period in the amount of $14,262.

324	• AB POOLING PORTFOLIOS

Notes to Financial Statements

NOTE D

Securities Lending

Certain Portfolio’s may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of February 28, 2015, the value of securities on loan and cash collateral received which has been invested into AB Exchange Reserves are as follows:

Portfolio	Market Value of Securities on Loan	Market Value of Cash Collateral
U.S. Value	$8,611,540	$8,869,619
U.S. Large Cap Growth	11,643,876	12,192,032
International Value	7,694,401	8,116,682
International Growth	6,002,513	6,373,426
Small-Mid Cap Value	4,806,285	4,963,964
Small-Mid Cap Growth	16,784,175	17,423,189
Multi-Asset Real Return	22,572,439	24,412,826
Volatility Management	57,765,744	57,765,744

AB POOLING PORTFOLIOS •	325

Notes to Financial Statements

The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The securities lending income earned for the six months ended February 28, 2015 from the borrowers and AB Exchange Reserves are as follows:

Portfolio	Borrowers	AB Exchange Reserves
U.S. Value	$57,749	$1,375
U.S. Large Cap Growth	50,440	451
International Value	98,798	3,834
International Growth	60,129	3,515
Small-Mid Cap Value	57,188	1,400
Small-Mid Cap Growth	103,549	4,019
Multi-Asset Real Return	233,572	8,085
Volatility Management	347,080	19,912

These amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolios’ transactions in shares of AllianceBernstein Exchange Reserves for the six months ended February 28, 2015 are as follows:

Portfolio	Market Value August 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2015 (000)
U.S. Value	$494	$22,156	$13,780	$8,870
U.S. Large Cap Growth	1,101	31,503	20,412	12,192
International Value	13,033	92,927	97,843	8,117
International Growth	2,772	72,380	68,779	6,373
Small-Mid Cap Value	2,842	26,750	24,628	4,964
Small-Mid Cap Growth	12,333	59,447	54,357	17,423
Multi-Asset Real Return	12,119	230,544	218,250	24,413
Volatility Management	68,251	764,095	773,180	59,166

326	• AB POOLING PORTFOLIOS

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

U.S. Value
Shares sold	505,274	1,256,504	$6,584,708	$14,990,228

Shares issued in reinvestment of dividends	434,855	2,290,586	5,820,411	27,508,781

Shares redeemed	(3,495,565)	(65,036,472)	(47,024,935)	(807,917,005)

Net decrease	(2,555,436)	(61,489,382)	$(34,619,816)	$(765,417,996)

U.S. Large Cap Growth
Shares sold	298,888	972,739	$3,709,441	$15,016,834

Shares issued in reinvestment of dividends and distributions	13,950,075	8,354,810	167,437,720	125,541,021

Shares redeemed	(5,914,293)	(54,570,581)	(85,648,004)	(849,085,962)

Net increase (decrease)	8,334,670	(45,243,032)	$85,499,157	$(708,528,107)

International Value
Shares sold	1,173,135	2,130,858	$8,838,644	$17,127,078

Shares issued in reinvestment of dividends	4,256,822	7,177,791	31,500,480	56,058,549

Shares redeemed	(2,205,493)	(82,218,170)	(16,701,677)	(649,268,507)

Net increase (decrease)	3,224,464	(72,909,521)	$23,637,447	$(576,082,880)

International Growth
Shares sold	1,409,476	2,671,122	$12,526,080	$23,664,748

Shares issued in reinvestment of dividends	786,887	1,937,178	6,877,392	17,047,166

Shares redeemed	(1,396,149)	(71,252,154)	(12,231,137)	(630,900,848)

Net increase (decrease)	800,214	(66,643,854)	$7,172,335	$(590,188,934)

AB POOLING PORTFOLIOS •	327

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Short Duration Bond
Shares sold	1,619,140	8,306,556	$15,278,347	$78,407,307

Shares issued in reinvestment of dividends	414,979	1,241,841	3,912,745	11,717,433

Shares redeemed	(4,867,967)	(7,049,018)	(45,916,475)	(66,548,659)

Net increase (decrease)	(2,833,848)	2,499,379	$(26,725,383)	$23,576,081

Global Core Bond
Shares sold	991,289	6,026,995	$10,269,082	$61,795,059

Shares issued in reinvestment of dividends and distributions	5,330,380	3,635,361	54,057,566	37,211,781

Shares redeemed	(8,169,130)	(13,971,729)	(84,405,501)	(144,350,360)

Net decrease	(1,847,461)	(4,309,373)	$(20,078,853)	$(45,343,520)

Bond Inflation Protection
Shares sold	1,655,051	5,424,721	$16,378,584	$54,644,669

Shares issued in reinvestment of dividends and distributions	2,585,609	3,467,865	25,002,844	33,915,716

Shares redeemed	(3,449,076)	(7,389,637)	(33,949,463)	(74,669,503)

Net increase	791,584	1,502,949	$7,431,965	$13,890,882

High-Yield
Shares sold	316,911	1,051,044	$3,319,447	$11,224,827

Shares issued in reinvestment of dividends	1,367,295	2,392,415	14,250,946	25,509,174

Shares redeemed	(1,556,523)	(5,276,819)	(16,294,568)	(56,599,227)

Net increase (decrease)	127,683	(1,833,360)	$1,275,825	$(19,865,226)

Small-Mid Cap Value
Shares sold	188,072	311,854	$2,288,102	$4,171,197

Shares issued in reinvestment of dividends and distributions	5,459,932	3,443,018	61,989,598	44,507,395

Shares redeemed	(1,698,130)	(4,963,204)	(20,641,249)	(67,864,547)

Net increase (decrease)	3,949,874	(1,208,332)	$43,636,451	$(19,185,955)

328	• AB POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31, 2014

Small-Mid Cap Growth
Shares sold	168,629	1,195,831	$1,829,893	$14,454,274

Shares issued in reinvestment of dividends and distributions	4,805,796	5,178,738	50,825,498	61,745,187

Shares redeemed	(2,253,172)	(4,795,852)	(25,361,992)	(61,676,236)

Net increase	2,721,253	1,578,717	$27,293,399	$14,523,225

Multi-Asset Real Return*
Shares sold	44,221,262	14,265,266	$349,030,327	$124,401,516

Shares issued in reinvestment of dividends	3,939,384	2,714,536	28,954,469	22,422,067

Shares redeemed	(13,622,977)	(15,292,938)	(108,696,579)	(129,524,655)

Net increase	34,537,669	1,686,864	$269,288,217	$17,298,928

Volatility Management
Shares sold	1,394,786	4,093,947	$16,336,110	$48,340,621

Shares issued in reinvestment of dividends and distributions	9,227,127	14,138,440	106,665,588	160,188,523

Shares redeemed	(8,403,547)	(38,792,782)	(100,908,821)	(468,154,591)

Net increase (decrease)	2,218,366	(20,560,395)	$22,092,877	$(259,625,447)

*	Consolidated (see Note A).

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

AB POOLING PORTFOLIOS •	329

Notes to Financial Statements

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in an rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Concentration of Risk—Although the Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce its returns.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

330	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AllianceBernstein Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2014 and August 31, 2013 were as follows:

U.S. Value	2014	2013
Distributions paid from:
Ordinary income	$27,508,781	$28,758,993

Total distributions paid	$27,508,781	$28,758,993

AB POOLING PORTFOLIOS •	331

Notes to Financial Statements

U.S. Large Cap Growth	2014	2013
Distributions paid from:
Ordinary income	$23,015,023	$7,762,452
Long-term capital gains	102,525,998	– 0	–

Total distributions paid	$125,541,021	$7,762,452

International Value	2014	2013
Distributions paid from:
Ordinary income	$56,058,549	$20,003,192

Total distributions paid	$56,058,549	$20,003,192

International Growth	2014	2013
Distributions paid from:
Ordinary income	$17,047,166	$7,559,047

Total distributions paid	$17,047,166	$7,559,047

Short Duration Bond	2014	2013
Distributions paid from:
Ordinary income	$11,673,217	$15,257,868
Return of capital	44,216	– 0	–

Total distributions paid	$11,717,433	$15,257,868

Global Core Bond	2014	2013
Distributions paid from:
Ordinary income	$35,379,162	$50,404,270
Long-term capital gains	1,832,618	22,691,490

Total distributions paid	$37,211,780	$73,095,760

Bond Inflation Protection	2014	2013
Distributions paid from:
Ordinary income	$12,850,585	$35,540,077
Long-term capital gains	21,065,131	11,914,777

Total distributions paid	$33,915,716	$47,454,854

High-Yield	2014	2013
Distributions paid from:
Ordinary income	$25,509,174	$31,454,782

Total distributions paid	$25,509,174	$31,454,782

Small-Mid Cap Value	2014	2013
Distributions paid from:
Ordinary income	$10,895,600	$7,681,134
Long-term capital gains	33,611,794	38,438,378

Total distributions paid	$44,507,394	$46,119,512

332	• AB POOLING PORTFOLIOS

Notes to Financial Statements

Small-Mid Cap Growth	2014	2013
Distributions paid from:
Ordinary income	$1,668,154	$2,248,378
Long-term capital gains	60,077,034	64,602,314

Total distributions paid	$61,745,188	$66,850,692

Multi-Asset Real Return	2014	2013
Distributions paid from:
Ordinary income	$22,422,067	$23,613,602

Total distributions paid	$22,422,067	$23,613,602

Volatility Management	2014	2013
Distributions paid from:
Ordinary income	$110,905,951	$18,808,069
Long-term capital gains	49,282,572	– 0	–

Total distributions paid	$160,188,523	$18,808,069

As of August 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income		Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
U.S. Value	$2,549,730		$	– 0	–	$(369,986,889)		$140,549,759	$(226,887,400)
U.S. Large Cap Growth	9,672,186			137,716,096		– 0	–	145,511,726	292,900,008
International Value	31,330,175			– 0	–	(452,561,210)		46,709,723	(374,521,312)
International Growth	5,106,096			– 0	–	(343,466,853)		63,533,324	(274,827,433)
Short Duration Bond	– 0	–		– 0	–	(73,631,691)		(741,268)	(74,372,959)
Global Core Bond	16,597,550			11,013,701		(10,560,568)		27,418,692	44,469,375
Bond Inflation Protection	24,240,336			– 0	–	(1,921,552)		11,649,369	33,968,153
High-Yield	4,302,777			– 0	–	(14,670,637)		18,565,009	8,197,149
Small-Mid Cap Value	8,403,265			47,863,249		– 0	–	68,132,593	124,399,107
Small-Mid Cap Growth	1,162,965			44,501,780		– 0	–	87,612,471	133,277,216
Multi-Asset Real Return	19,143,037			– 0	–	(232,242,063)		(44,567,058)	(257,666,084)
Volatility Management	58,563,433			37,274,644		– 0	–	260,472,370	356,310,447

(a)

During the fiscal year ended August 31, 2014, U.S. Value Portfolio, International Value Portfolio, International Growth Portfolio, High-Yield Portfolio, and Multi-Asset Real Return Portfolio utilized capital loss carryforwards of $106,585,402, $71,465,396, $71,029,547, $10,612,669, and $9,378,572, respectively, to offset current year net realized

AB POOLING PORTFOLIOS •	333

Notes to Financial Statements

gains. Additionally, Short Duration Bond Portfolio had $529,195 of capital loss carryforwards expire during the fiscal year. At August 31, 2014 Short Duration Bond Portfolio, Global Core Bond Portfolio, and High-Yield Portfolio deferred straddle losses of $429,585, $10,560,568, and $38,008, respectively. As of August 31, 2014 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of partnership investments, return of capital distributions received from underlying securities, and the tax treatment of earnings from a wholly-owned subsidiary.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax treatment of earnings from a wholly-owned subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2014, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount		Expiration
U.S. Value	$369,986,889	n/a		2018
International Value	51,400,581	n/a		2017
International Value	325,801,637	n/a		2018
International Value	23,146,719	$52,212,273		No expiration
International Growth	40,536,109	n/a		2017
International Growth	302,930,744	n/a		2018
Short Duration Bond	3,562,331	n/a		2014
Short Duration Bond	1,756,801	n/a		2015
Short Duration Bond	19,308,695	n/a		2016
Short Duration Bond	11,669,892	n/a		2017
Short Duration Bond	8,417,896	n/a		2018
Short Duration Bond	3,857,653	24,628,838		No expiration
Bond Inflation Protection	1,921,552	– 0	–	No expiration
High Yield	14,632,629	n/a		2018
Multi-Asset Real Return	232,242,063	n/a		2018

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

334	• AB POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Value
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.46		$ 10.96	$ 8.73	$ 7.97	$ 7.18	$ 7.22

Income From Investment Operations
Net investment income(a)	.14		.32	.24	.23	.18	.16
Net realized and unrealized gain (loss) on investment transactions	.15		2.50	2.23	.76	.77	(.03)

Net increase in net asset value from operations	.29		2.82	2.47	.99	.95	.13

Less: Dividends
Dividends from net investment income	(.15)		(.32)	(.24)	(.23)	(.16)	(.17)

Net asset value, end of period	$ 13.60		$ 13.46	$ 10.96	$ 8.73	$ 7.97	$ 7.18

Total Return
Total investment return based on net asset value(b)	2.18	%*	26.10%*	28.67%*	12.75%*	13.21%	1.64%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$509		$539	$1,113	$1,173	$1,943	$1,938
Ratio to average net assets of:
Expenses	.04	%^	.03%	.02%	.02%	.01%+	.01%
Net investment income	2.05	%^	2.65%	2.44%	2.75%	2.14%+	2.09%
Portfolio turnover rate	23%		43%	53%	40%	65%	73%

See	footnote summary on page 347.

AB POOLING PORTFOLIOS •	335

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Large Cap Growth
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 16.78	$ 14.53	$ 12.30	$ 10.66	$ 8.94	$ 9.25

Income From Investment Operations
Net investment income(a)	.07	.12	.12	.12	.12	.11
Net realized and unrealized gain (loss) on investment transactions	1.63	3.91	2.20	1.67	1.70	(.31)

Net increase (decrease) in net asset value from operations	1.70	4.03	2.32	1.79	1.82	(.20)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.14)	(.09)	(.15)	(.10)	(.11)
Distributions from net realized gain on investment transactions	(5.63)	(1.64)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(5.71)	(1.78)	(.09)	(.15)	(.10)	(.11)

Net asset value, end of period	$ 12.77	$ 16.78	$ 14.53	$ 12.30	$ 10.66	$ 8.94

Total Return
Total investment return based on net asset value(b)	12.37	%*	29.19%	18.92%	16.99	%*	20.35	%*	(2.23	)%*
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$516	$538	$1,123	$1,173	$1,953	$1,924
Ratio to average net assets of:
Expenses	.04	%^	.03%	.02%	.02%	.02	%+	.01%
Net investment income	.92	%^	.79%	.87%	1.10%	1.09	%+	1.13%
Portfolio turnover rate	31%	59%	57%	85%	91%	81%

See footnote summary on page 347.

336	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	International Value
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.32		$ 7.46	$ 6.39	$ 6.98	$ 6.93	$ 7.50

Income From Investment Operations
Net investment income(a)	.05		.31	.23	.23	.24	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)		1.01	.98	(.70)	.13	(.60)

Net increase (decrease) in net asset value from operations	(.08)		1.32	1.21	(.47)	.37	(.39)

Less: Dividends
Dividends from net investment income	(.58)		(.46)	(.14)	(.12)	(.32)	(.18)

Net asset value, end of period	$ 7.66		$ 8.32	$7.46	$ 6.39	$ 6.98	$ 6.93

Total Return
Total investment return based on net asset value(b)	(.69	) %	18.14%	19.15%	(6.69)%	4.82%	(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$439		$450	$947	$986	$984	$1,013
Ratio to average net assets of:
Expenses(c)	.08	%^	.05%	.05%	.04%	.04%+	.04%
Net investment income.	1.41	%^	3.84%	3.16%	3.56%	3.00%+	2.70%
Portfolio turnover rate	37%		65%	58%	61%	58%	60%

See footnote summary on page 347.

AB POOLING PORTFOLIOS •	337

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.50	$ 8.27	$ 7.54	$ 8.27	$ 8.18	$ 8.12

Income From Investment Operations
Net investment income(a)	.05	.19	.20	.18	.19	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.41)	1.19	.59	(.78)	.26	.16
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.36)	1.38	.79	(.60)	.45	.35

Less: Dividends
Dividends from net investment income	(.14)	(.15)	(.06)	(.13)	(.36)	(.29)

Net asset value, end of period	$ 9.00	$ 9.50	$ 8.27	$ 7.54	$ 8.27	$ 8.18

Total Return
Total investment return based on net asset value(b)	(3.69)%	16.89%	10.53%	(7.19)%	5.15%	4.20%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$431	$447	$941	$999	$1,022	$1,037
Ratio to average net assets of:
Expenses	.08	%^	.05%	.04%	.04%	.04	%+	.03%
Net investment income	1.07	%^	2.13%	2.40%	2.36%	2.15	%+	2.27%
Portfolio turnover rate	16%	61%	55%	93%	73%	119%

See footnote summary on page 347.

338	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Short Duration Bond
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.44	$ 9.42	$ 9.56	$ 9.59	$ 9.56	$ 9.26

Income From Investment Operations
Net investment income(a)	.04	.10	.09	.12	.17	.25
Net realized and unrealized gain (loss) on investment transactions	– 0	–	.04	††	(.08)	– 0	–	.05	.32

Net increase in net asset value from operations	.04	.14	.01	.12	.22	.57

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.12)	(.15)	(.15)	(.19)	(.27)
Tax return of capital	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.04)	(.12)	(.15)	(.15)	(.19)	(.27)

Net asset value, end of period	$ 9.44	$ 9.44	$ 9.42	$ 9.56	$ 9.59	$ 9.56

Total Return
Total investment return based on net asset value(b)	.41%	1.45%	.14	%*	1.24%	2.36%	6.26%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$935	$962	$936	$933	$1,286	$1,218
Ratio to average net assets of:
Expenses(c)	.03	%^	.03%	.03%	.03%	.05	%+	.12%
Net investment income	.76	%^	1.06%	.94%	1.26%	1.75	%+	2.64%
Portfolio turnover rate	16%	47%	114%	129%	88%	130%
See footnote summary on page 347.

AB POOLING PORTFOLIOS •	339

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Core Bond
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.52	$ 10.18	$ 11.00	$ 10.88	$ 10.78	$ 9.98

Income From Investment Operations
Net investment income(a)	.13	.29	.29	.33	.41	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	.41	(.38)	.40	.15	.80

Net increase (decrease) in net asset value from operations	.33	.70	(.09)	.73	.56	1.25

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.34)	(.37)	(.34)	(.43)	(.45)
Distributions from net realized gain on investment transactions	(.18)	(.02)	(.36)	(.27)	(.03)	– 0	–

Total dividends and distributions	(.57)	(.36)	(.73)	(.61)	(.46)	(.45)

Net asset value, end of period	$ 10.28	$ 10.52	$ 10.18	$ 11.00	$ 10.88	$ 10.78

Total Return
Total investment return based on net asset value(b)	3.21%	7.05%	(.94	)%*	6.98	%†	5.38%	12.84%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$989	$1,032	$1,041	$1,124	$1,307	$1,353
Ratio to average net assets of:
Expenses(c)	.04	%^	.03%	.03%	.03%	.03	%+	.13%
Net investment income	2.47	%^	2.86%	2.77%	2.99%	3.87	%+	4.38%
Portfolio turnover rate	58%	169%	116%	163%	114%	94%

See footnote summary on page 347.

340	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Bond Inflation Protection
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.25	$ 10.15	$ 11.22	$ 11.46	$ 10.70	$ 9.91

Income From Investment Operations
Net investment income (loss)(a)	(.08)	.33	.32	.38	.68	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.22	(.69)	.32	.40	.58
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.12)	.55	(.37)	.70	1.08	.92

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.14)	(.52)	(.72)	(.32)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.18)	(.22)	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.45)	(.70)	(.94)	(.32)	(.13)

Net asset value, end of period	$ 9.80	$ 10.25	$ 10.15	$ 11.22	$ 11.46	$ 10.70

Total Return
Total investment return based on net asset value(b)	(1.12)%	5.63%	(3.70)%	6.59%	10.28%	9.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$750,487	$776,378	$753,515	$792,721	$712,731	$667,764
Ratio to average net assets of:
Expenses(c)	.11	%^	.08%	.13%	.11%	.12	%+	.07%
Net investment income (loss)	(1.70	)%^	3.22%	3.00%	3.44%	6.21	%+	3.25%
Portfolio turnover rate	18%	72%	49%	52%	39%	21%

See footnote summary on page 347.

AB POOLING PORTFOLIOS •	341

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	High-Yield
	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014		2013		2012		2011	2010

Net asset value, beginning of period	$ 10.90		$ 10.38		$ 10.31		$ 9.71		$ 9.85	$ 8.51

Income From Investment Operations
Net investment income(a)	.34		.72		.75		.76		.87	.89
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.35)		.53		.18		.53		(.08)	1.33
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.01)		1.25		.93		1.29		.79	2.22

Less: Dividends
Dividends from net investment income	(.43)		(.73)		(.86)		(.69)		(.93)	(.88)

Net asset value, end of period	$ 10.46		$ 10.90		$ 10.38		$ 10.31		$ 9.71	$ 9.85

Total Return
Total investment return based on net asset value(b)	(.05	)%*	12.44%		9.24%		13.95%		8.07%	27.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$351,633		$364,934		$366,553		$397,208		$482,423	$487,751
Ratio to average net assets of:
Expenses(c)	.12	%^	.11%		.09%		.07%		.07%+	.05%
Net investment income.	6.52	%^	6.68%		7.15%		7.87%		8.53%+	9.29%
Portfolio turnover rate	18%		54%		63%		57%		55%	34%

See footnote summary on page 347.

342	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.28	$ 13.09	$ 11.72	$ 10.38	$ 9.08	$ 8.10

Income From Investment Operations
Net investment income(a)	.09	.22	.18	.16	.15	.11
Net realized and unrealized gain on investment transactions	.24	2.89	2.94	1.30	1.30	.99

Net increase in net asset value from operations	.33	3.11	3.12	1.46	1.45	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.20)	(.26)	(.12)	(.15)	(.12)
Distributions from net realized gain on investment transactions	(2.64)	(1.72)	(1.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.77)	(1.92)	(1.75)	(.12)	(.15)	(.12)

Net asset value, end of period	$ 11.84	$ 14.28	$ 13.09	$ 11.72	$ 10.38	$ 9.08

Total Return
Total investment return based on net asset value(b)	3.19%	25.46	%*	29.94%	14.21%	15.84%	13.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$314,613	$323,134	$311,954	$328,749	$497,049	$500,525
Ratio to average net assets of:
Expenses	.06	%^	.06%	.06%	.05%	.04	%+	.04%
Net investment income.	1.35	%^	1.62%	1.48%	1.47%	1.36	%+	1.20%
Portfolio turnover rate	20%	50%	49%	52%	65%	54%

See footnote summary on page 347.

AB POOLING PORTFOLIOS •	343

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.56	$ 13.16	$ 13.23	$ 16.09	$ 11.77	$ 10.18

Income From Investment Operations
Net investment income(a)	.03	.06	.09	.08	.07	.05
Net realized and unrealized gain on investment transactions	.68	2.03	2.62	2.15	4.32	1.59

Net increase in net asset value from operations	.71	2.09	2.71	2.23	4.39	1.64

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.07)	(.09)	(.09)	(.07)	(.05)
Distributions from net realized gain on investment transactions	(1.97)	(2.62)	(2.69)	(5.00)	– 0	–	– 0	–

Total dividends and distributions	(2.02)	(2.69)	(2.78)	(5.09)	(.07)	(.05)

Net asset value, end of period	$ 11.25	$ 12.56	$ 13.16	$ 13.23	$ 16.09	$ 11.77

Total Return
Total investment return based on net asset value(b)	6.69%	17.04	%*	25.85	%*	17.77	%*	37.31	%*	16.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$319,252	$322,200	$316,708	$328,634	$504,936	$520,593
Ratio to average net assets of:
Expenses	.07	%^	.07%	.06%	.06%	.04	%+	.04%
Net investment income	.47	%^	.51%	.70%	.55%	.43	%+	.46%
Portfolio turnover rate	26%	65%	72%	68%	75%	91%

See footnote summary on page 347.

344	• AB POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Multi-Asset Real Return
Six Months Ended February 28, 2015	Year Ended August 31,
(unaudited)**	2014**	2013**	2012**	2011**	2010

Net asset value, beginning of period	$ 8.95	$ 8.25	$ 8.67	$ 9.13	$ 8.57	$ 7.68

Income From Investment Operations
Net investment income(a)	.05	.19	.17	.18	.24	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.43)	.75	(.31)	(.25)	1.06	.83
Contributions from Adviser	.00	(d)	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.38)	.94	(.14)	(.07)	1.30	1.11

Less: Dividends
Dividends from net investment income	(.26)	(.24)	(.28)	(.39)	(.74)	(.22)

Net asset value, end of period	$ 7.31	$ 8.95	$ 8.25	$ 8.67	$ 9.13	$ 8.57

Total Return
Total investment return based on net asset value(b)	(15.36)%	11.48%	(1.69)%	(.45	)%*	15.42%	14.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$906,182	$800,178	$724,226	$547,929	$937,281	$925,042
Ratio to average net assets of:
Expenses	.06	%^	.07%	.06%	.06%	.05	%+	.03%
Net investment income	1.30	%^	2.17%	1.89%	2.11%	2.52	%+	3.43%
Portfolio turnover rate	20%	76%	126%	110%	156%	57%

See footnote summary on page 347.

AB POOLING PORTFOLIOS •	345

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Volatility Management
Six Months Ended February 28, 2015 (unaudited)	Year Ended August 31,	April 16, 2010(e) to August 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 12.53	$ 11.38	$ 10.24	$ 10.27	$ 9.31	$ 10.00

Income From Investment Operations
Net investment income(a)	.11	.24	.15	.07	.09	(f)	.04	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.31	2.10	1.11	.24	1.36	(.73)

Net increase (decrease) in net asset value from operations	.42	2.34	1.26	.31	1.45	(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.37)	(.12)	(.06)	(.08)	– 0	–
Distributions from net realized gain on investment transactions	(.55)	(.82)	– 0	–	(.28)	(.41)	– 0	–

Total dividends and distributions	(.92)	(1.19)	(.12)	(.34)	(.49)	– 0	–

Net asset value, end of period	$ 12.03	$ 12.53	$ 11.38	$ 10.24	$ 10.27	$ 9.31

Total Return
Total investment return based on net asset value(b)	3.63%	21.69%	12.40%	3.10%	15.61%	(6.90)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,461	$1,494	$1,590	$1,688	$284	$296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05	%^	.05%	.05%	.04%	.15	%+	.15	%+^
Expenses, before waivers/reimbursements	.05	%^	.05%	.05%	.04%	.16	%+	.21	%+^
Net investment income	1.87	%^	2.04%	1.40%	.68%	.88	%+(f)	1.06	%+^(f)
Portfolio turnover rate	5%	41%	80%	130%	81%	51%

See footnote summary on page 347.

346	• AB POOLING PORTFOLIOS

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios presented below exclude interest expense and TALF administration fees, where applicable:

	Six Months Ended February 28, 2015 (unaudited)		Year Ended August 31,
			2014	2013	2012	2011		2010
International Value Portfolio
Expenses	N/A		.05%	N/A	N/A	N/A		N/A
Short Duration Bond Portfolio
Expenses	N/A		.03%	N/A	N/A	N/A		N/A
Global Core Bond Portfolio
Expenses	N/A		.03%	N/A	N/A	N/A		N/A
Bond Inflation Protection Portfolio
Expenses	.04	%^	.04%	.04%	.04%	.04	%+	.04%
High-Yield Portfolio
Expenses	.11	%^	.11%	.09%	.07%	.07	%+	.05%

(d)	Amount is less than $0.005.

(e)	Commencement of operations.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

††	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the U.S. Value Portfolio for the six months ended February 28, 2015 and years ended August 31, 2014, August 31, 2013 and August 31, 2012 by 0.05%, 0.04%, 0.08% and 0.01%, respectively, U.S. Large Cap Growth Portfolio for the six months ended February 28, 2015 and years ended August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.02%, 0.01%, and 0.01%, respectively, Short Duration Bond Portfolio for the year ended August 31, 2013 by 0.02%, Global Core Bond for the year ended August 31, 2013 by 0.01%, Small-Mid Cap Value Portfolio for the year ended August 31, 2014 by 0.04%, Small-Mid Cap Growth Portfolio for the years ended August 31, 2014, August 31, 2013, August 31, 2012 and August 31, 2011 by 0.08%, 0.14%, 0.01% and 0.01%, respectively, High Yield Portfolio for the six months ended February 28, 2015 by 0.04% and Multi-Asset Real Return Portfolio for the year ended August 31, 2012 by 0.01%.

**	Consolidated (see Note A).

+	The ratio includes expenses attributable to costs of proxy solicitation.

^	Annualized.

†	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.09% for the year-ended August 31, 2012.

See notes to financial statements.

AB POOLING PORTFOLIOS •	347

Financial Highlights

TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Takeo Aso, Vice President

Frank V. Caruso, Vice President

Sergey Davalchenko, Vice President

Jon P. Denfeld, Vice President

Paul J. DeNoon, Vice President

Scott A. DiMaggio, Vice President

Gershon M. Distenfeld, Vice

President

Vincent C. DuPont, Vice President

John H. Fogarty, Vice President

Rajen B. Jadav, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Avi Lavi, Vice President

Daniel J. Loewy, Vice President James W. MacGregor, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Michael L. Mon, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

Gregory L. Powell, Vice President

Jonathan E. Ruff, Vice President

Laurent Saltiel, Vice President

Ashish C. Shah, Vice President

Matthew S. Sheridan, Vice President

Kevin F. Simms, Vice President

Shri Singhvi, Vice President

Wen-Tse Tseng, Vice President

Greg J. Wilensky, Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance

Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (1-800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

348	• AB POOLING PORTFOLIOS

Trustees

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Messrs. Jonathan E. Ruff, Loewy and Zlotnikov are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx and Mr. Gregory L. Powell are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Shri Singhvi are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Mr. Avi Lavi and Mr. Kevin F. Simms are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Sergey Davalchenko and Mr. Laurent Saltiel are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Multi Sector Fixed Income Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Global Core Bond Portfolio are made by the U.S. Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Douglas J. Peebles and Mr. Ashish C. Shah are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, Mr. Rajen B. Jadav and Mr. Shawn E. Keegan are primarily responsible for the day-to-day management of the AllianceBernstein Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AllianceBernstein Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Daniel J. Loewy and Mr. Vadim Zlotnikov are primarily responsible for the day-to-day management of the Portfolio.

AB POOLING PORTFOLIOS •	349

Trustees

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AB Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of each of the fixed-income portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on November 3-6, 2014:

•	AB Short Duration Bond Portfolio

•	AB Global Core Bond Portfolio

•	AB Bond Inflation Protection Portfolio

•	AB High-Yield Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee (zero) for each Portfolio was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for registered investment companies sponsored by, and certain other institutional clients of, the Adviser that seek a blend of asset classes (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that no advisory fee is payable by any of the Portfolios, although the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AB Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors). The trustees noted that the current Pooling Investors are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they

350	• AB POOLING PORTFOLIOS

have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees. Reimbursements, to the extent requested and paid in respect of a Portfolio, result in some compensation from such Portfolio to the Adviser. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that to date they had not approved requests for reimbursements in respect of the Portfolios. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

AB POOLING PORTFOLIOS •	351

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. They also noted that the Adviser bears certain costs in providing services to the Portfolios. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that the profitability methodology attributed to the Portfolios revenues and expenses relating to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees noted that the Adviser’s relationship with AB High-Yield Portfolio was not profitable to it in 2012 or 2013. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each other Portfolio was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The trustees noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the institutional Pooling Investor and is compensated by the other Pooling Investors for providing advisory services to them. The trustees recognized that the Adviser’s profitability would be lower (and a Portfolio’s unprofitability to the Adviser would be exacerbated) without these benefits. The trustees also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

352	• AB POOLING PORTFOLIOS

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the November 2014 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with one or more indices, in each case for the 1-, 3- and 5-year periods ended July 31, 2014 and (in the case of comparisons with the indices) the period since inception (May 2005 inception).

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas the Portfolios do not.

AB Short Duration Bond Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Portfolio outperformed the Bank of America Merrill Lynch 1-3 Year U.S. Treasury Index in the 1-, 3- and 5-year periods but lagged it in the period since inception. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

AB Global Core Bond Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period. The Portfolio outperformed the Barclays Global Aggregate Bond Index (USD hedged) and the Barclays U.S. Aggregate Bond Index in all periods. The trustees noted the Adviser’s changes to the investment policies and restrictions of the Portfolio, and the related changes to the Portfolio’s name (from AllianceBernstein Intermediate Duration Bond Portfolio) and its benchmark (to the Barclays Global Aggregate Bond Index, hedged to U.S. dollars), effective December 2011. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s recent performance, the trustees concluded that the Portfolio’s performance was satisfactory.

AB POOLING PORTFOLIOS •	353

AB Bond Inflation Protection Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. It outperformed the Barclays 1-10 Year Treasury Inflation Protected Securities (TIPS) Index in all periods. The trustees noted that in 2010 they had approved modifications to the Portfolio’s investment guidelines and a name change (from AllianceBernstein Inflation Protected Securities Portfolio). Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

AB High-Yield Portfolio

The trustees noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods and in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period. The Portfolio outperformed the Barclays U.S. High Yield 2% Issuer Capped Index in all periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Trust’s former counsel that the implied fee rate is the same for all the Pooling Investors. The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rates for the Portfolios and had provided the trustees with information concerning the fees paid by the various Pooling Investors. Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from

354	• AB POOLING PORTFOLIOS

the Trust’s Senior Officer. The trustees recognized that this information was of limited utility in light of the Portfolios’ unusual fee arrangements. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The trustees noted that it was likely that the non-advisory expense ratios of some of the other funds in each Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which the fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

AB POOLING PORTFOLIOS •	355

THE FOLLOWING IS NOT PART OF THE SHARE HOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between Alliance Bernstein L.P. (the “Adviser”) and Alliance Bernstein Pooling Portfolios (the “Trust’’ or the “Pooling Portfolios”) with respect to the following Portfolios:2

Short Duration Bond Portfolio

Global Core Bond Portfolio3

Bond Inflation Protected Securities Portfolio

High-Yield Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Trustees on November 4-6,20 14.

2	Future references to the Portfolios do not include “AllianceBernstein.”

3

Effective December 31, 2011, Intermediate Duration Bond Portfolio changed its name to Global Core Bond Portfolio, eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. dollars to 20% of its total assets, and adopted non-fundamental policies to invest at least 40 % of its assets in securities of non-U.S. issuers.

356	• AB POOLING PORTFOLIOS

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010) . In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The Portfolios’ Investment Advisory Agreement was amended to provide for reimbursements to the Adviser; to date, other than Volatility Management Portfolio, the Trustees have not authorized reimbursements under these provisions.

The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”),5 certain series of The

4	Jones v. Harris at 1427.

5	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”

AB POOLING PORTFOLIOS •	357

AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),6 and the Rhode Island Higher Education Savings Trust (referred to herein as “College Bound fund”).

Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by each Retirement Strategy and discounted by a certain percentage dependent on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
Retirement Strategies: 2015, 2020, 2025	0.60%	0.50%	0.45%
Retirement Strategies:
2000, 2005, 2010	0.55%	0.45%	0.40%

6	Includes AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy. AllianceBernstein Wealth Appreciation Strategy is not included since the fund is not invested in any of the fixed income Pooling Portfolios. Future references to the Wealth Strategies do not include “AllianceBernstein”.

358	• AB POOLING PORTFOLIOS

The AllianceBernstein Portfolios –Balanced Wealth Strategy and Conservative Wealth Strategy

The Adviser charges Balanced Wealth Strategy and Conservative Wealth Strategy an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Conservative Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

CollegeBoundfund

The Adviser serves as the program manager of the College Bound fund, a 529 college-savings plan. Services provided by the Adviser as program manager for College Bound fund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. It should be noted that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee Equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of May 31, 2014:

Portfolios	Total Expense Ratio[7]
Age-Based Education Strategies[8]

Age-Based Aggressive Growth 2014-2016[9]	0.94%

7	The total expense ratios do not include an annual distribution fee of 1.00 % payable to ABI, the program distributor, which his applied only to certain accounts that are established with the involvement of a financial Adviser(“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

8	For all Education Strategies held by Rhode Island resident accounts, which account for 6.10% of all accounts and 4.64% in terms of net assets as of September 30, 2014, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, is capped at 0.20%.

9	The Fund commenced operations on February 18, 2014.

AB POOLING PORTFOLIOS •	359

Portfolios	Total Expense Ratio[7]
Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.90%
Age-Based Aggressive Growth 2005-2007	0.86%
Age-Based Aggressive Growth 2002-2004	0.82%
Age-Based Aggressive Growth 1999-2001	0.78%
Age-Based Aggressive Growth 1996-1998	0.74%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2014-2016[10]	0.92%
Age-Based Moderate Growth 2011-2013	0.88%
Age-Based Moderate Growth 2008-2010	0.84%
Age-Based Moderate Growth 2005-2007	0.80%
Age-Based Moderate Growth 2002-2004	0.78%
Age-Based Moderate Growth 1999-2001	0.76%
Age-Based Moderate Growth 1996-1998	0.72%
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%
Age-Based Conservative Growth 2014-2016[11]	0.82%
Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.79%
Age-Based Conservative Growth 2005-2007	0.78%
Age-Based Conservative Growth 2002-2004	0.76%
Age-Based Conservative Growth 1999-2001	0.72%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996	0.72%

Fixed Based Education Strategies

Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of September 30, 2014 are set forth below:

Portfolio	9/30/2014 Net Assets ($MM )
Short Duration Bond Portfolio	$955.5
Global Core Bond Portfolio	$1,017.5
Bond Inflation Protected Securities Portfolio	$766.6
High-Yield Portfolio	$356.9

10	The Fund commenced operations on February 4, 2014.

11	The Fund commenced operations on April 21, 2014.

360	• AB POOLING PORTFOLIOS

Set forth below are the most recent semi-annual total expense ratios of the Portfolios. The Portfolios’ fiscal year end is August 31.12

Portfolio	02/28/14 Total Expense Ratio (%)[13]
Short Duration Bond Portfolio	0.03%
Global Core Bond Portfolio	0.03%
Bond Inflation Protected Securities Portfolio	0.04%
High-Yield Portfolio	0.09%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client accounts due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than managing that of as table pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences an et redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing as table pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attend ant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services

12	Semi-annual total expense ratios are unaudited.
13	Annualized.

AB POOLING PORTFOLIOS •	361

provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style the Portfolios.14 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios based on September 30, 2014 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.15

Portfolio	Portfolio Net Assets 09/30/14 ($MIL )	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Advisory Fee
Short Duration Bond Portfolio[16]	$955.5	Low Duration 30 bp on the first $20 million 20 bp on the next $80 million 15 bp on the next $150 million 12.5 bp on the next $250 million 10 bp on the balance Minimum Account Size: $25m	0.127%

Global Core Bond Portfolio	$1,017.5	Global Fixed Income/Global Long Duration 45 bp on the first $30 million 23 bp on the balance Minimum Account Size: $25m	0.236%

Bond Inflation Protection Portfolio	$766.6	TIPS Plus 50 bp on the first $30 million 20 bp on the balance Minimum Account Size: $25m	0.212%

High-Yield Portfolio	$356.9	U.S .High Yield 55 bp on the first $50 million 35 bp on the balance Minimum Account Size: $50m	0.377%

14	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons. “Among the significant differences the Supreme Court noted that may exist between services proved to mutual funds and institutional accounts are “higher marketing costs. “Jones v. Harris at 1428.

15	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

16	Compared to the low duration institutional mandates, the Portfolio has a wider opportunity set and risk budget compared to that of the institutional mandates.

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The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios’ September 30, 2014 net assets:

Portfolio	ABMF/AVPS Category	Fee Schedule	Effective ABMF/ AVPS Adv.Fee
Short Duration Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40 % on next $2.5 billion 0.35% on the balance	0.450%

Global Core Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40 % on next $2.5 billion 0.35% on the balance	0.450%

Bond Inflation Protected Securities Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40 % on next $2.5 billion 0.35% on the balance	0.450%

High-Yield Portfolio[17]	High Income	0.50 % on first $2.5 billion 0.45% on next $2.5 billion 0.40 % on the balance	0.500%

17	The Adviser also manages AllianceBernstein Limited Duration High Income Portfolio, an open end Mutual fund, whose advisory fee schedule does not follow the NYAG related category advisory fee schedule. AllianceBernstein Limited Duration High Income Portfolio’s advisory fee schedule is as follows: 0.60 % on the first $2.5 billion, 0.55% on the next $2.5 billion and 0.50% on the balance.

AB POOLING PORTFOLIOS •	363

The Adviser manages the Short Duration Plus Portfolio of the Sanford C.Bernstein Fund, Inc. (“SCB Fund”), which has a some what similar investment style as Short Duration Bond Portfolio. The advisory fee schedule of SCB Fund—Short Duration Bond Portfolio and what would have been the effective advisory fee of the Portfolio had the SCB Fund fee schedule been applicable to the Portfolio based on September 30, 2014 net assets are set forth below:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Short Duration Bond Portfolio	Short Duration Plus Portfolio	0.45% on 1st $750 million 0.40 % thereafter	0.439%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a some what similar investment style as Global Core Bond Portfolio:

Portfolio	Luxembourg Fund	Fee
Global Core Bond Portfolio	Global Bond Class A Class I (Institutional)	1.10% 0.55%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual funds that have a some what similar investment style as Global Core Bond Portfolio and High Yield Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Fee
Global Core Bond Portfolio	Global Bond Fund Global Bond Fund 1	0.54%

	Global Bond Fund 3	0.45%

High-Yield Portfolio	High Yield Open Fund	1.00%

The Adviser has represented that it does not manage any sub-advisory Relationship that has a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement

364	• AB POOLING PORTFOLIOS

Strategies and the Wealth Strategies dated July 24, 2014. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned ,the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, provided additional information for expense and performance comparisons. Lipper compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent18 and distribution fees from the total expense ratios of the Portfolios’ peers.19 Lipper’s analysis included the Portfolios’ rankings20 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).21

18	Because the Portfolios are offered only to other investment companies and certain institutional clients Managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

19	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged ,may not be the product of negotiations conducted at arm’s length. “Jones v. Harris at 1429.

20	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

21	Note that there are limitations on expense category data because different funds categorize expenses differently.

AB POOLING PORTFOLIOS •	365

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio.22 The result of Lipper’s analysis is set forth below:

Portfolio	Total Expense Ratio (%)[23]	Lipper Exp. Group Median (%)[24]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration Bond Portfolio	0.030	0.046	2/15	0.060	7/45
Global Core Bond Portfolio	0.032	0.061	2/11	0.104	2/24
Bond Inflation Protected Securities Portfolio	0.037	0.051	2/14	0.059	5/28
High-Yield Portfolio	0.087	0.087	10/19	0.076	55/100

Based on this analysis, except for High-Yield Portfolio, which has a total expense ratio that is equal to the EG median and higher than the EU median, the Portfolios have a total expense ratio that is lower than each of the Portfolios’ respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Pooling Portfolios increased ,during the calendar year 2013, relative to 2012.

22	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when Selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

23	Most recently completed fiscal year total expense ratio.

24	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

366	• AB POOLING PORTFOLIOS

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, break points, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM“). During this period ,operating expenses increased ,in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period , resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli25 study on advisory fees and various fund characteristics.26 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.27 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

25	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

26	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

27	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB POOLING PORTFOLIOS •	367

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regard less of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $473 billion as of September 30, 2014, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios The information in the table below shows the 1,3 and 5 year gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)28 for the periods ended July 31, 2014.29

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Bond Portfolio
1 year	1.35	2.42	2.35	15/15	42/45
3 year	0.99	2.15	2.27	14/14	38/38
5 year	2.47	3.33	3.46	14/14	29/34

Global Core Bond Portfolio[30]
1 year	5.18	6.24	6.39	9/11	19/24
3 year	4.33	3.79	4.62	5/10	12/20
5 year	6.29	6.09	6.29	3/8	9/17

28	A Portfolio’s PG/PU may not be identical to a Portfolio’s EG/EU as the criteria for including or excluding a fund in a PG/PU is some what different from that of an EG/EU.

29	The gross performance returns of the Portfolios were provided by Lipper. The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

30	The Portfolio’s investment strategy changed on or about December 31, 2011. The Portfolio eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. dollars to 20% of its total assets, and ad opted non-fund a mental policies to invest at least 40% of its assets in securities of non-U.S. issuers. Also at this time, the Portfolio’s Lipper classification changed from Intermediate Investment Grade Debt Fund to Global Income Fund and the Portfolio’s benchmark changed from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Global Aggregate Bond Index (Hedged).

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Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Protected Securities Portfolio[31]
1 year	4.31	4.06	4.04	6/14	11/27
3 year	2.55	2.49	2.53	6/14	11/23
5 year	5.73	5.65	5.73	6/12	9/17

High-Yield Portfolio
1 year	10.28	8.82	8.59	2/19	8/98
3 year	9.64	8.76	8.82	4/18	18/80
5 year	14.42	12.64	12.29	2/15	5/73

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.32 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information are also shown.33

	Periods Ending July 31, 2014 Annualized Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio (%)
Short Duration Bond Portfolio	1.32	0.96	2.41	2.46	0.96	2.39	5
ML 1-3 Yr Treasury Index	0.53	0.51	1.14	2.67	0.79	1.30	5
Inception Date: May 20, 2005

31	The Portfolio’s non-fundamental investment objective and investment policies changed on or about April 12, 2010. The Portfolio’s investment policy of investment 80% of its net assets in inflation-protected securities was changed to a policy of investment at least 80% of its net assets in fixed-income securities. After the change, the Portfolio was permitted to utilize reverse repurchase agreements for leverage, invest in derivatives, invest up to 15% of its total assets in below investment grade securities, and invest in any fixed-income securities of any maturity or duration.

32	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2014.

33	Volatility and Sharpe Ratio information for the Portfolios’ benchmarks was obtained through Lipper LANA, a database maintained by Lipper. Portfolio volatility and Sharpe Ratio information was estimated by the Mutual Fund Senior Officer Group using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary overtime. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB POOLING PORTFOLIOS •	369

	Periods Ending July 31, 2014 Annualized Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio (%)
Global Core Bond Portfolio[30]	5.15	4.30	6.23	5.59	2.79	1.50	3
Barclays Capital Global	4.98	4.19	4.41	4.50	2.40	1.69	3
Aggregate Bond Index (Hedged)
Barclays Capital U.S.	3.97	3.04	4.47	4.72	N/A	N/A	N/A
Aggregate Bond Index
Inception Date: May 20, 2005

Bond Inflation Protection Portfolio[31]	4.20	2.43	5.63	5.00	4.11	1.33	5
Barclays Capital 1-10 Yr. TIPS	2.39	1.26	4.32	4.30	3.65	1.14	5
Index
Inception Date: May 20, 2005

High-Yield Portfolio	10.18	9.56	14.34	9.36	7.35	1.86	5
Barclays Capital U.S. High	8.18	8.56	12.30	8.92	6.46	1.81	5
Yield 2% Issuer Cap Index
Inception Date: May 20, 2005

CONCLUSION :

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18 ,2014

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Multi-Asset Real Return Portfolio3

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

Volatility Management Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Trustees on May 6-8, 2014.

2	Future references to the Portfolios do not include “AllianceBernstein.” The other Portfolios of the Trust that are not discussed in this evaluation are the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Global Core Bond (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protected Securities Portfolio (formerly Inflation Protected Securities Portfolio) and High Yield Portfolio.

3

Effective December 31, 2010, the Portfolio changed its name from Global Real Estate Investment Portfolio and eliminated its policy of investing at least 80% of its net assets in real estate related investments. Also at this time, the Portfolio’s management team changed.

AB POOLING PORTFOLIOS •	371

the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The Portfolios’ Investment Advisory Agreement was amended to provide for reimbursements to the Adviser for providing certain clerical, legal, administrative, and other services; to date, other than Volatility Management Portfolio, the Trustees have not authorized reimbursements under these provisions. During the most recently completed fiscal year, Volatility Management Portfolio reimbursed the Adviser in the amount of $40,868 (0.002% of the Portfolio average daily net assets) for providing such services.

4	Jones v. Harris at 1427.

372	• AB POOLING PORTFOLIOS

The Adviser is compensated by the institutional clients, which include AllianceBernstein Retirement Strategies (“Retirement Strategies”),5 AllianceBernstein Wealth Strategies (“Wealth Strategies”),6 Sanford C. Bernstein Fund, Inc.,—Overlay Portfolios (“SCB Overlay Portfolios”)7 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Adviser’s Institutional Clients that invest in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	0.10%
Assets greater than $5 billion	0.15%

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

5	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”
6	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Conservative Wealth Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”
7	Includes SCB Overlay A Portfolio, SCB Tax-Aware Overlay A Portfolio, SCB Overlay B Portfolio, SCB Tax-Aware Overlay B Portfolio, SCB Tax-Aware Overlay C Portfolio and SCB Tax-Aware Overlay N Portfolio.

AB POOLING PORTFOLIOS •	373

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2015, 2020, 2025	0.60%	0.50%	0.45%
Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies

The Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Tax-Managed Wealth Appreciation	First $2.5 billion	0.65%
Strategy[8]	Next $2.5 billion	0.55%
Wealth Appreciation Strategy	Excess of $5 billion	0.50%

Tax-Managed Balanced Wealth Strategy[8]	First $2.5 billion	0.55%
Tax-Managed Conservative[8]	Next $2.5 billion	0.45%
Balanced Wealth Strategy	Excess of $5 billion	0.40%
Conservative Wealth Strategy

The Adviser proposed modifications to the Wealth Strategies to provide for the inclusion of the AllianceBernstein Multi-Manager Alternative Strategies Fund as one of the underlying portfolios for each Wealth Strategy. Such change will reduce the investments made in the Pooling Portfolios for each Wealth Strategy, and may cause an increase in the Pooling Portfolios’ total expense ratios.

Sanford C. Bernstein Fund, Inc.—SCB Overlay Portfolios

The SCB Overlay Portfolios invest in Multi-Asset Real Return Pooling Portfolio. The Adviser charges the SCB Overlay an advisory fee based on a percentage of each fund’s average daily net assets:

SCB Overlay Portfolios	Annual Percentage of Average Daily Net Assets
Overlay A Portfolio	0.90%
Tax-Aware Overlay A Portfolio	0.90%
Overlay B Portfolio	0.65%
Tax-Aware Overlay B Portfolio	0.65%
Tax-Aware Overlay C Portfolio	0.65%
Tax-Aware Overlay N Portfolio	0.65%

8	Volatility Management Portfolio is the only Pooling Portfolio that Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy invest in; these funds invest 20.0%, 15.0% and 10.0% of their assets in Volatility Management Portfolio, respectively.

374	• AB POOLING PORTFOLIOS

Rhode Island Higher Education Savings Trust—CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. The shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of December 31, 2013.9

Portfolios	Total Expense Ratio[10]
Age-Based Education Strategies

Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.94%
Age-Based Aggressive Growth 2005-2007	0.90%
Age-Based Aggressive Growth 2002-2004	0.86%
Age-Based Aggressive Growth 1999-2001	0.82%
Age-Based Aggressive Growth 1996-1998	0.78%
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%
Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2011-2013	0.92%
Age-Based Moderate Growth 2008-2010	0.88%
Age-Based Moderate Growth 2005-2007	0.84%
Age-Based Moderate Growth 2002-2004	0.80%
Age-Based Moderate Growth 1999-2001	0.78%
Age-Based Moderate Growth 1996-1998	0.76%

9	For all Education Strategies held by Rhode Island resident accounts, which account for 5.86% of all accounts and 4.51% in terms of net assets as of March 31, 2014, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, is capped at 0.20%.
10	The total expense ratios do not include an annual distribution fee of up to 1.00% payable to ABI, the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

AB POOLING PORTFOLIOS •	375

Portfolios	Total Expense Ratio
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%
Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.82%
Age-Based Conservative Growth 2005-2007	0.79%
Age-Based Conservative Growth 2002-2004	0.78%
Age-Based Conservative Growth 1999-2001	0.76%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996	0.72%
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

On March 24, 2014, the CollegeBoundfund replaced U.S. Value Portfolio and U.S. Large Cap Portfolio with AllianceBernstein Growth and Income Fund, Inc., as well as International Value Portfolio and International Growth Portfolio with a separate account, managed by the Adviser, called AllianceBernstein International Factor. Such change caused a substantial portion of the Portfolios’ net assets to decline.

The Portfolios’ net assets as of March 31, 2014 are as follows:

Portfolio	Net Assets 3/31/14 ($MM)
U.S. Value Portfolio	$567.8
U.S. Large Cap Growth Portfolio	$553.9
Multi-Asset Real Return Portfolio	$783.0
International Value Portfolio	$492.2
International Growth Portfolio	$495.8
Small-Mid Cap Value Portfolio	$337.0
Small-Mid Cap Growth Portfolio	$319.4
Volatility Management Portfolio	$1,691.4

Set forth below are the most recently completed fiscal year total expense ratios of the Pooling Portfolios that do not have an Expense Limitation Undertaking:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.02%
U.S. Large Cap Growth Portfolio	August 31	0.02%
Multi-Asset Real Return Portfolio[11]	August 31	0.06%
International Value Portfolio	August 31	0.05%
International Growth Portfolio	August 31	0.04%

11	The Portfolio’s current fiscal year exposure to ETFs is 0.32% of the Fund’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0015%.

376	• AB POOLING PORTFOLIOS

Portfolio	Fiscal Year End	Total Expense Ratio
Small-Mid Cap Value Portfolio	August 31	0.06%
Small-Mid Cap Growth Portfolio	August 31	0.06%

With respect to Volatility Management Portfolio, the Adviser agreed to reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amount set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon 60 days’ notice prior to the Portfolios’ prospectus update. During the Portfolio’s most completed fiscal year, the Portfolio was operating below its expense cap. Accordingly, the expense limitation undertaking was of no effect during the period. Also set forth below is the Portfolio’s gross expense ratio:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Volatility Management Portfolio[12]	0.15%	0.05%	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional accounts due to the greater complexities and time required for investment companies. While there are differences in the services provided to investment companies and institutional accounts, it is contemplated that the Adviser will recover some of the costs related to providing these administrative services by the reimbursements it receives from Volatility Management Portfolio and the Institutional Clients. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if

12	The Portfolio’s current fiscal year exposure to ETFs is 16.85% of the Fund’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is 0.0254%.

AB POOLING PORTFOLIOS •	377

the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.13 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios based on March 31, 2014 net assets, although the Portfolios are not charged an advisory fee by the Adviser. 14

Portfolio	Portfolio Net Assets 3/31/14 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee (%)
U.S. Value Portfolio	$567.8	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.301%

U.S. Large Cap Growth Portfolio	$553.9	U.S. Large Cap Growth 0.80% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.309%

13	The Supreme Court stated that “courts may give such comparisons the weights that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

14	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

378	• AB POOLING PORTFOLIOS

Portfolio	Portfolio Net Assets 3/31/14 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee (%)
Multi-Asset Real Return Portfolio	$783.0	Real Asset Strategy 0.75% on 1st $150 million 0.60% on next $ 150 million 0.50% on the balance Minimum Account Size: $ 75 m	0.567%

International Value Portfolio	$492.2	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum Account Size: $25 m	0.441%

International Growth Portfolio	$495.8	International Research Growth AC 0.85% on 1st $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on the balance Minimum Account Size: $25 m	0.490%

Small-Mid Cap Value Portfolio	$337.0	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $ 25 m	0.609%

Small-Mid Cap Growth Portfolio	$319.4	U.S. SMID Cap Growth 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum Account Size: $ 25 m	0.613%

Volatility Management Portfolio	$1,691.4	Volatility Management[15] 0.60% on 1st $50 million 0.50% on next $100 million 0.45% on the balance Minimum Account Size: None	0.457%

15	For stand-alone investment only.

AB POOLING PORTFOLIOS •	379

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of almost all of the ABMF and AVPS funds, implemented in January 2004 as the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds whose investment styles are similar to those of the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios’ March 31, 2014 net assets:

Portfolio	ABMF / AVPS Portfolio	Fee Schedule	ABMF / AVPS Effective Fee (%)
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Multi-Asset Real Return Portfolio	AllianceBernstein Bond Fund, Inc. – Real Asset Strategy	0.75% (flat fee)	0.750%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Discovery Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Discovery Growth Fund	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.750%

380	• AB POOLING PORTFOLIOS

Portfolio	ABMF / AVPS Portfolio	Fee Schedule	ABMF / AVPS Effective Fee (%)
Volatility Management Portfolio	N/A	N/A	N/A

The Adviser manages the International Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), which has a somewhat similar style as International Value Portfolio and International Growth Portfolio. The advisory fee schedules of SCB Fund – International Portfolio is set forth in the table below.

Portfolio[16]	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)
International Value Portfolio / International Growth Portfolio	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter	0.875%

		The Adviser is waving 5 basis points in advisory fees effective through October 31, 2014.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that has a somewhat similar investment style as U.S. Large Cap Portfolio and Multi-Asset Real Return Portfolio.

Portfolio	Luxembourg Fund	Fee[17]
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Multi-Asset Real Return Portfolio	Real Asset Portfolio Class A Class I	1.55% 0.75%

16	The investment guidelines of the Portfolios are more restrictive than the SCB Fund portfolio. The Portfolios invest primarily in either value or growth equity securities, in contrast to the SCB Fund portfolio, which invests in both value and growth equity securities.

17	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

AB POOLING PORTFOLIOS •	381

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships that have a somewhat similar investment style as the Portfolios. In the table below are the advisory fee schedules of the sub-advised funds and the effective management fees of the sub-advisory relationships based on the Portfolios’ March 31, 2014 net assets.18

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
U.S. Value Portfolio	Client #1[19]	AB Sub-Advisory Fee Schedule: 0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.301%

	Client #2[19]	AB Sub-Advisory Fee Schedule: 0.30% of average daily net assets	0.300%

U.S. Large Cap Growth Portfolio	Client #3	AB Sub-Advisory Fee Schedule: 0.35% on the first $50million 0.30% on the next $1000 million 0.25% on the balance	0.268%

Multi-Asset Real Return Portfolio	Client #4	AB Sub-Advisory Fee Schedule: 0.35% on the first $250 million 0.25% on the next $250 million 0.23% on the balance	0.275%

International Value Portfolio	Client #5[19]	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.600%

Small/Mid Cap Value Portfolio	Client #6	AB Sub-Advisory Fee Schedule: 0.50% on the first $250 million 0.40 % on the balance	0.487%

	Client #7	AB Sub-Advisory Fee Schedule: 0.61% on the first $150 million 0.50% on the balance	0.549%

18	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

19	The client is an affiliate of the Adviser.

382	• AB POOLING PORTFOLIOS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
	Client #8	AB Sub-Advisory Fee Schedule: 0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.600%

Volatility Management Portfolio	Client #9	AB Sub-Advisory Fee Schedule: 0.18% on the first $500 million 0.15% on the next $1 billion 0.13% on the balance	0.157%

The services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlay Portfolios was reviewed by the SCB Fund Board of Directors.20 In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket

20	The Senior Officer Fee Evaluation was dated July 25, 2013 for the Retirement Strategies and the Wealth Strategies. The Senior Officer Fee Evaluation for the SCB Overlays Portfolios was dated October 4, 2013.

AB POOLING PORTFOLIOS •	383

expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.21,22 Lipper’s analysis included the Portfolios’ rankings relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).23,24

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG of International Value Portfolio had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective, under Lipper’s standard guidelines, the Portfolio’s EU was also expanded to include the universes of those peers that have a similar but not the same investment

21	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

22	As stated previously, comparisons with fees charged to mutual funds by other advisers may be “problematic” as the fees charged by other advisers may not be the product of negotiations conducted at arm’s-length. Jones v. Harris at 1429.

23	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

24	There are limitations in expense category data because different funds categorize expenses differently.

384	• AB POOLING PORTFOLIOS

classification/objective and load type as the Portfolio. The result of Lipper’s analysis is set forth in the table below.25,26

The result of Lipper’s analysis is set forth in the table below:

Portfolio	Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
U.S. Value Portfolio	0.025	0.041	4/11	0.071	4/44
U.S. Large Cap Growth Portfolio	0.023	0.032	5/18	0.068	16/126
Multi-Asset Real Return Portfolio	0.058	0.060	5/11	0.106	16/54
International Value Portfolio[27]	0.054	0.080	3/11	0.119	6/37
International Growth Portfolio	0.043	0.075	4/16	0.119	10/72
Small-Mid Cap Value Portfolio	0.057	0.064	5/13	0.063	17/39
Small-Mid Cap Growth Portfolio	0.064	0.077	8/21	0.070	39/81
Volatility Management Portfolio	0.045	0.079	4/18	0.106	13/54

Based on this analysis, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

25	The total expense ratios shown below were estimated by Lipper using rounded Form-NSAR data. Accordingly, there may be slight differences in the total expense ratios estimated by Lipper and that of the Adviser.

26	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

27	The Portfolio’s EG includes the Portfolio, seven other International Multi-Cap Value Funds (“IMLV”) and three International Large-Cap Value Funds (“ILCV”). The Portfolio’s EU includes the Portfolio, EG and all other IMLV and ILCV, excluding outliers.

AB POOLING PORTFOLIOS •	385

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to each of the Pooling Portfolios increased with the exception International Value Portfolio during calendar year 2013, relative to 2012.

U.S Large Cap Growth Portfolio, Multi-Asset Real Return, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

386	• AB POOLING PORTFOLIOS

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli28 study on advisory fees and various fund characteristics.29 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.30 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

28	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

29	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

30	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB POOLING PORTFOLIOS •	387

The information in the table below shows the 1, 3 and 5 year (with respect to Volatility Management Portfolio, 1 and 3 year) gross performance returns and rankings of the Portfolios31 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)32 for the periods ended February 28, 2014.33,34

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	28.15	27.56	28.51	4/11	25/43
3 year	13.47	14.80	14.78	10/11	33/41
5 year	22.78	24.45	24.61	9/10	32/39

U.S. Large Cap Growth Portfolio
1 year	33.26	34.72	32.90	12/18	59/125
3 year	14.68	16.35	15.54	14/18	77/110
5 year	22.23	23.81	23.87	12/15	73/94

Multi-Asset Real Return Portfolio[35]
1 year	1.74	11.28	11.27	11/11	48/52
3 year	-0.49	6.55	7.54	9/9	40/41
5 year	18.34	16.52	16.14	2/6	5/29

International Value Portfolio
1 year	18.86	23.66	22.82	10/10	18/21
3 year	2.07	6.17	6.63	9/10	17/18
5 year	15.70	18.29	18.32	7/8	15/16

International Growth Portfolio
1 year	10.59	18.42	17.79	16/16	63/69
3 year	1.34	7.57	7.60	16/16	62/65
5 year	11.18	19.73	19.61	15/15	53/53

Small-Mid Cap Value Portfolio
1 year	28.73	28.51	28.63	5/12	17/38
3 year	13.86	14.65	14.43	8/10	23/32
5 year	29.33	27.12	27.06	3/8	8/28

31	The performance returns of the Portfolios shown were provided by Lipper.

32	A Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

33	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

34	The Lipper investment classification/objective dictates the PG/PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

35	The Portfolio’s Lipper classification changed in 2011 from Global Real Estates to Global Flexible Funds as a result of changes to the Portfolio’s strategy.

388	• AB POOLING PORTFOLIOS

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small-Mid Cap Growth Portfolio
1 year	37.74	35.33	32.46	6/20	17/79
3 year	18.15	14.56	14.85	3/19	11/74
5 year	33.36	26.69	26.78	1/17	3/60

Volatility Management Portfolio
1 year	18.87	11.41	11.41	2/18	7/50
3 year	7.11	6.98	7.59	8/16	23/39

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.36 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.37

	Periods Ended February 28, 2014 Annualized Performance
				Since Inception[38] (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe Ratio
U.S. Value Portfolio	28.12	13.45	22.76	5.71	15.94	1.37	5
Russell 1000 Value Index	23.44	14.05	23.18	6.83	14.94	1.46	5
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	33.24	14.66	22.20	8.13	16.62	1.29	5
Russell 1000 Growth Index	29.14	15.06	24.02	8.63	14.44	1.55	5
Inception Date: May 20, 2005

36	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

37	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

38	Benchmark inception performance is from the exact inception date.

AB POOLING PORTFOLIOS •	389

	Periods Ended February 28, 2014 Annualized Performance
				Since Inception (%)	Annualized
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe Ratio	Risk Period (Year)
Multi-Asset Real Return Portfolio	1.68	-0.57	18.26	4.26	18.25	1.01	5
MSCI AC World Commodity Producers Index	2.92	-5.01	11.18	7.21	N/A	N/A	N/A
FTSE EPRA/NAREIT Developed RE Index	4.35	8.00	24.62	6.55	N/A	N/A	N/A
Real Asset Strategy Benchmark[39]	0.96	-1.68	13.20	4.97	17.32	0.80	5
Inception Date: May 20, 2005

International Value Portfolio[40]	18.80	2.03	15.65	3.89	21.52	0.78	5
MSCI AC World Index	12.25	3.98	17.25	6.63	18.77	0.93	5
ex U.S. MSCI EAFE Net Index	19.28	6.63	17.60	6.15	N/A	N/A	N/A
Inception Date: May 20, 2005

International Growth Portfolio[40]	10.55	1.30	11.14	2.30	18.96	0.65	5
MSCI AC World Index	12.25	3.98	17.25	6.63	18.77	0.93	5
ex U.S. MSCI AC World Index	11.59	4.37	16.83	6.82	N/A	N/A	N/A
ex U.S. Growth MSCI EAFE Net Index	19.28	6.63	17.60	6.15	N/A	N/A	N/A
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio	28.66	13.80	29.27	10.31	20.68	1.35	5
Russell 2500 Value Index	25.52	13.98	26.57	8.65	17.94	1.40	5
Inception Date: May 20, 2005

39	Real Asset Strategy Benchmark comprises of equally-weighted blend of the MSCI ACWI Commodity Producers Index, the FTSE EPRA/NAREIT Global Real Estate Index and the Dow Jones-UBS Commodity Index. Effective October 1, 2011 the Real Estate component changed from the FTSE EPRA/NAREIT Developed index to the FTSE EPRA/NAREIT Global Real Estate Index.

40	The Portfolio’s benchmark changed from MSCI EAFE Net Index to MSCI AC World Index ex U.S. on January 1, 2012.

390	• AB POOLING PORTFOLIOS

	Periods Ended February 28, 2014 Annualized Performance
				Since Inception (%)	Annualized
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe Ratio	Risk Period (Year)

Small-Mid Cap Growth Portfolio	37.66	18.08	33.29	14.58	18.77	1.64	5
Russell 2500 Growth Index	35.03	15.87	28.68	10.84	18.48	1.45	5
Inception Date: May 20, 2005

Volatility Management Portfolio[41]	18.82	7.03	N/A	9.50	9.59	0.75	3
MSCI AC World Index	18.16	8.35	N/A	9.55	14.35	0.62	3
Inception Date: April 16, 2010
CONCLUSION:

The Senior Officer recommended that the Trustees discuss with the Adviser its plans for the Portfolios given the recent changes to CollegeBoundfund, which caused a substantial decline in the Portfolios’ net assets, and the proposal to modify the Wealth Strategies, which if approved, is expected to result in additional reductions in the Portfolios’ net assets. Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolios is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

41	The Portfolio’s benchmark changed from S&P 500 Index to MSCI AC World Index on January 1, 2012.

AB POOLING PORTFOLIOS •	391

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

392	• AB POOLING PORTFOLIOS

AB Family of Funds

AB POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0152-0215

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	April 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	April 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	April 20, 2015